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                                                                    Exhibit 10.4
                                                                  EXECUTION COPY

================================================================================

                                CREDIT AGREEMENT

                         Dated as of November 28, 2001,

                  as Amended and Restated as of April 10, 2002,

                                      Among

                           SALT HOLDINGS CORPORATION;

                          COMPASS MINERALS GROUP, INC.,
                                 as US Borrower;

                               SIFTO CANADA INC.,
                              as Canadian Borrower;

                               SALT UNION LIMITED,
                                 as UK Borrower;

                            THE LENDERS PARTY HERETO;

                              JPMORGAN CHASE BANK,
                            as Administrative Agent;

                            J.P. MORGAN BANK CANADA,
                               as Canadian Agent;

                     CHASE MANHATTAN INTERNATIONAL LIMITED,
                                  as UK Agent;

                          J.P. MORGAN SECURITIES INC.,
            as Joint Advisor, Co-Lead Arranger and Joint Bookrunner;

                         DEUTSCHE BANC ALEX. BROWN INC.,
   as Syndication Agent, Joint Advisor, Co-Lead Arranger and Joint Bookrunner;

                           CREDIT SUISSE FIRST BOSTON,
                           as Co-Documentation Agent;

                                CREDIT LYONNAIS,
                            as Co-Documentation Agent

================================================================================

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                                                                  Contents, p. i

                                TABLE OF CONTENTS

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                                         ARTICLE I

                                        Definitions

SECTION 1.01. Definitions .........................................................      1
SECTION 1.02. Classification of Loans and Borrowings ..............................     46
SECTION 1.03. Terms Generally .....................................................     46

                                        ARTICLE II

                                Amount and Terms of Credit

SECTION 2.01. Commitments .........................................................     47
SECTION 2.02. Loans and Borrowings ................................................     48
SECTION 2.03. Requests for Borrowings .............................................     49
SECTION 2.04. Swingline Loans .....................................................     50
SECTION 2.05. Letters of Credit ...................................................     51
SECTION 2.06. Funding of Borrowings ...............................................     55
SECTION 2.07. Canadian Bankers' Acceptances .......................................     56
SECTION 2.08. Interest Elections ..................................................     59
SECTION 2.09. Termination and Reduction of Commitments ............................     61
SECTION 2.10. Repayment of Loans and B/As; Evidence of Debt .......................     63
SECTION 2.11. Voluntary Prepayments ...............................................     63
SECTION 2.12. Mandatory Repayments ................................................     65
SECTION 2.13. Fees ................................................................     71
SECTION 2.14. Interest ............................................................     72
SECTION 2.15. Alternate Rate of Interest ..........................................     74
SECTION 2.16. Increased Costs .....................................................     74
SECTION 2.17. Break Funding Payments ..............................................     75
SECTION 2.18. Taxes ...............................................................     76
SECTION 2.19. Payments Generally; Pro Rata Treatment; Sharing of Set-offs .........     78
SECTION 2.20. Mitigation Obligations; Replacement of Lenders ......................     80
SECTION 2.21. Collection Allocation Mechanism .....................................     81
SECTION 2.22. Redenomination of Sterling ..........................................     83

                                        ARTICLE III

                              Conditions Precedent to Credit

SECTION 3.01. Execution of Agreement; Notes .......................................     84

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                                                                 Contents, p. ii

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
SECTION 3.02. Officer's Certificate ...............................................     84
SECTION 3.03. Opinions of Counsel .................................................     84
SECTION 3.04. Company Documents; Proceedings ......................................     84
SECTION 3.05. Adverse Change, etc. ................................................     85
SECTION 3.06. Litigation ..........................................................     85
SECTION 3.07. Approvals ...........................................................     85
SECTION 3.08. Consummation of the Merger, etc. ....................................     85
SECTION 3.09. US Collateral and Guaranty Agreement; Foreign Pledge Agreements .....     87
SECTION 3.10. US Collateral and Guaranty Agreement; Foreign Security Agreements ...     87
SECTION 3.11. US Collateral Assignment ............................................     88
SECTION 3.12. Foreign Guaranty ....................................................     88
SECTION 3.13. Mortgages; Surveys, etc. ............................................     88
SECTION 3.14. Shareholders' Agreements; Management Agreements; Retained Existing
                Indebtedness Agreements; Tax Allocation Agreements ................     90
SECTION 3.15. Consent Letter ......................................................     91
SECTION 3.16. Solvency Certificate; Insurance Certificates ........................     91
SECTION 3.17. Historical Financial Statements; Pro Forma Financial Statements;
                Projections .......................................................     91
SECTION 3.18. Payment of Fees .....................................................     92
SECTION 3.19. Payment of Existing Indebtedness ....................................     92

                                       ARTICLE IIIA

                         Conditions Precedent to Effectiveness of
                Amendment and Restatement of the Existing Credit Agreement

SECTION 3A.01.  Consents ..........................................................     92
SECTION 3A.02.  Permitted Transactions ............................................     92
SECTION 3A.03.  No Default; Representations and Warranties ........................     93
SECTION 3A.04.  Fees; Expenses ....................................................     93
SECTION 3A.05.  Master Assignment Agreement .......................................     93

                                        ARTICLE IV

                         Conditions Precedent to All Credit Events

SECTION 4.01. No Default; Representations and Warranties ..........................     93
SECTION 4.02. Notice of Borrowing; Letter of Credit Request .......................     93

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                                                                Contents, p. iii

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                                         ARTICLE V

                              Representations and Warranties

SECTION 5.01. Company Status ......................................................     94
SECTION 5.02. Company Power and Authority .........................................     95
SECTION 5.03. No Violation ........................................................     95
SECTION 5.04. Litigation ..........................................................     95
SECTION 5.05. Use of Proceeds; Margin Regulations .................................     96
SECTION 5.06. Governmental Approvals ..............................................     96
SECTION 5.07. Investment Company Act ..............................................     97
SECTION 5.08. Public Utility Holding Company Act ..................................     97
SECTION 5.09. True and Complete Disclosure ........................................     97
SECTION 5.10. Financial Condition; Financial Statements; Undisclosed Liabilities;
                Projections .......................................................     97
SECTION 5.11. The Security Interests ..............................................     99
SECTION 5.12. Compliance with ERISA ...............................................     99
SECTION 5.13. Capitalization ......................................................    101
SECTION 5.14. Subsidiaries ........................................................    101
SECTION 5.15. Intellectual Property, etc. .........................................    101
SECTION 5.16. Compliance with Statutes, etc. ......................................    102
SECTION 5.17. Environmental Matters ...............................................    102
SECTION 5.18. Properties ..........................................................    103
SECTION 5.19. Labor Relations .....................................................    103
SECTION 5.20. Tax Returns and Payments ............................................    103
SECTION 5.21. Retained Existing Indebtedness ......................................    104
SECTION 5.22. Insurance ...........................................................    104
SECTION 5.23. Representations and Warranties in Other Documents ...................    104
SECTION 5.24. The Transaction .....................................................    104
SECTION 5.25. Special Purpose Corporations ........................................    104
SECTION 5.26. Subordination .......................................................    104

                                        ARTICLE VI

                                   Affirmative Covenants

SECTION 6.01. Information Covenants ...............................................    105
SECTION 6.02. Books, Records and Inspections ......................................    109
SECTION 6.03. Insurance ...........................................................    109
SECTION 6.04. Payment of Taxes ....................................................    110
SECTION 6.05. Corporate Franchises ................................................    110
SECTION 6.06. Compliance with Statutes, etc. ......................................    111
SECTION 6.07. Compliance with Environmental Laws ..................................    111
SECTION 6.08. ERISA ...............................................................    112

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                                                                 Contents, p. iv

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
SECTION 6.09. Good Repair .........................................................    113
SECTION 6.10. End of Fiscal Years; Fiscal Quarters ................................    113
SECTION 6.11. Additional Security; Further Assurances .............................    113
SECTION 6.12. Foreign Subsidiaries Security .......................................    115
SECTION 6.13. Use of Proceeds .....................................................    116
SECTION 6.14. Permitted Acquisitions ..............................................    116
SECTION 6.15. Performance of Obligations ..........................................    118
SECTION 6.16. Maintenance of Company Separateness .................................    118
SECTION 6.17. Contributions .......................................................    119
SECTION 6.18. Interest Rate Protection ............................................    119
SECTION 6.19. Seller Note and Discount Notes ......................................    119

                                        ARTICLE VII

                                    Negative Covenants

SECTION 7.01. Business ............................................................    120
SECTION 7.02. Consolidation; Merger; Sale or Purchase of Assets; etc. .............    120
SECTION 7.03. Liens ...............................................................    124
SECTION 7.04. Indebtedness ........................................................    126
SECTION 7.05. Advances; Investments; Loans ........................................    129
SECTION 7.06. Dividends, etc. .....................................................    132
SECTION 7.07. Transactions with Affiliates and Unrestricted Subsidiaries ..........    135
SECTION 7.08. Designated Senior Debt ..............................................    135
SECTION 7.09. Consolidated Interest Coverage Ratio ................................    136
SECTION 7.10. Adjusted Total Leverage Ratio .......................................    136
SECTION 7.11. Capital Expenditures ................................................    137
SECTION 7.12. Limitation on Voluntary Payments and Modifications of Indebtedness;
                Modifications of Certificate of Incorporation, By-Laws and
                Certain Other Agreements; Issuances of Capital Stock; etc. ........    138
SECTION 7.13. Limitation on Issuance of Capital Stock .............................    140
SECTION 7.14. Limitation on Certain Restrictions on Subsidiaries ..................    141
SECTION 7.15. Limitation on the Creation of Subsidiaries, Joint Ventures and
                Unrestricted Subsidiaries .........................................    142

                                       ARTICLE VIII

                                     Events of Default

SECTION 8.01. Payments ............................................................    143
SECTION 8.02. Representations, etc. ...............................................    143
SECTION 8.03. Covenants ...........................................................    143
SECTION 8.04. Default Under Other Agreements ......................................    144

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                                                                  Contents, p. v

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SECTION 8.05.  Bankruptcy, etc. ...................................................    144
SECTION 8.06.  ERISA ..............................................................    144
SECTION 8.07.  Security Documents .................................................    145
SECTION 8.08.  Guaranties .........................................................    145
SECTION 8.09.  Judgments ..........................................................    145
SECTION 8.10.  Ownership ..........................................................    146
SECTION 8.11.  Remedies Blockage ..................................................    146

                                        ARTICLE IX

                                        The Agents

SECTION 9.01.  Appointment ........................................................    146
SECTION 9.02.  Delegation of Duties ...............................................    147
SECTION 9.03.  Exculpatory Provisions .............................................    147
SECTION 9.04.  Reliance by Agents .................................................    148
SECTION 9.05.  Notice of Default ..................................................    148
SECTION 9.06.  Nonreliance on Agents and Other Lenders ............................    148
SECTION 9.07.  Indemnification ....................................................    149
SECTION 9.08.  Agents in their Individual Capacities ..............................    149
SECTION 9.09.  Holders ............................................................    149
SECTION 9.10.  Resignation of the Agents ..........................................    149
SECTION 9.11.  Power of Attorney ..................................................    150
SECTION 9.12.  Trustee Provisions .................................................    150

                                         ARTICLE X

                                       Miscellaneous

SECTION 10.01. Payment of Expenses, etc. ..........................................    151
SECTION 10.02. Right of Setoff ....................................................    152
SECTION 10.03. Notices; Authorized Representative .................................    153
SECTION 10.04. Benefit of Agreement ...............................................    153
SECTION 10.05. No Waiver; Remedies Cumulative .....................................    156
SECTION 10.06. Calculations; Computations .........................................    156
SECTION 10.07. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE ...................    158
SECTION 10.08. Counterparts .......................................................    159
SECTION 10.09. [Reserved] .........................................................    159
SECTION 10.10. Headings Descriptive ...............................................    159
SECTION 10.11. Amendment or Waiver, etc. ..........................................    159
SECTION 10.12. Survival ...........................................................    161
SECTION 10.13. Domicile of Loans and Commitments ..................................    161
SECTION 10.14. Confidentiality ....................................................    161

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                                                                 Contents, p. vi

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
SECTION 10.15. Waiver of Jury Trial ...............................................    161
SECTION 10.16. Register ...........................................................    162
SECTION 10.17. Limitation on Additional Amounts, etc. .............................    162
SECTION 10.18. Judgment Currency ..................................................    162
SECTION 10.19. Immunity ...........................................................    163
SECTION 10.20. Existing Credit Agreement ..........................................    163
SECTION 10.21. Master Assignment Agreement ........................................    163

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                                                                Contents, p. vii

SCHEDULE I        List of Lenders and Commitments
SCHEDULE II       Lender Addresses
SCHEDULE III      Tax Returns and Payments
SCHEDULE IV       Retained Existing Indebtedness
SCHEDULE V        Real Properties
SCHEDULE VI       Plans
SCHEDULE VII      Capitalization
SCHEDULE VIII     Subsidiaries
SCHEDULE IX       Insurance
SCHEDULE X        Existing Liens
SCHEDULE XI       Existing Investments

SCHEDULE 2.05     Existing Letters of Credit
SCHEDULE 5.01     Permitted Encumbrances
SCHEDULE 5.04     Litigation
SCHEDULE 5.10 Financial Condition; Financial Statements; Undisclosed Liabilities; Projections
SCHEDULE 5.13     Capitalization
SCHEDULE 5.15     Intellectual Property, etc.
SCHEDULE 5.16     Compliance with Statutes, etc.
SCHEDULE 5.17     Environmental Matters
SCHEDULE 5.19     Labor Relations
SCHEDULE 10.03    Addresses

EXHIBIT A-1       Form of Term Note
EXHIBIT A-2       Form of Revolving Note
EXHIBIT A-3       Form of Swingline Note
EXHIBIT B-1       Form of Opinion of Latham & Watkins, special counsel to the
                  Credit Parties
EXHIBIT B-2       Form of Opinion of Stikeman Elliott, special Canadian counsel to the Credit Parties
EXHIBIT B-3       Form of Opinion of Latham & Watkins, special English counsel to the Credit Parties
EXHIBIT C         Form of Officers' Certificate
EXHIBIT D         Form of US Collateral and Guaranty Agreement
EXHIBIT E         Form of US Collateral Assignment
EXHIBIT F         Form of Foreign Guaranty
EXHIBIT G         Form of Consent Letter
EXHIBIT H         Form of Solvency Certificate
EXHIBIT I         Form of Assignment and Assumption Agreement
EXHIBIT J         Form of Holdings Shareholder Subordinated Note
EXHIBIT K         Form of Intercompany Note
EXHIBIT L         Form of Master Assignment Agreement

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                                    CREDIT AGREEMENT, dated as of November 28,
                           2001, as amended and restated as of April 10, 2002, among SALT HOLDINGS CORPORATION, compass minerals group, inc., SIFTO CANADA INC., SALT UNION LIMITED, the LENDERS from time to time party hereto, JPMORGAN CHASE BANK, as Administrative Agent, JPMORGAN BANK CANADA, as Canadian Agent, and CHASE MANHATTAN INTERNATIONAL LIMITED, as UK Agent.

                              W I T N E S S E T H :

     WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available to the respective Borrowers the respective credit facilities provided for herein;

     WHEREAS, subject to and upon the terms and conditions set forth herein, the Existing Credit Agreement (except for the Exhibits and Schedules thereto, which shall not be modified in any manner by this amendment and restatement) is hereby amended and restated, effective as of the Amendment and Restatement Date, to read in its entirety as set forth herein;

     NOW, THEREFORE, it is agreed:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. DEFINITIONS. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires:

     "ACQUIRED BUSINESS" shall mean any Person or business, division or product line acquired pursuant to a Permitted Acquisition.

     "ACQUIRED EBITDA" shall mean, for any Acquired Business for any period, the Consolidated EBITDA as determined for such Acquired Business on a basis substantially the same (with necessary reference changes) as provided in the first sentence of the definition of Consolidated EBITDA contained herein, except that (a) all references therein and in the component definitions used in determining Consolidated EBITDA to "THE US BORROWER AND ITS SUBSIDIARIES" shall be deemed to be references to the respective Acquired Business and (b) the adjustments contained in clause (ii) of the first sentence of the definition of Consolidated EBITDA shall not be made. All calculations of Acquired EBITDA shall be made on a Pro Forma Basis (for such purpose treating (i) each reference to "CONSOLIDATED EBITDA" contained in the definition of Pro Forma Basis as if it were a reference to "ACQUIRED EBITDA," (ii) clause (v) of said definition as if same applied to a determination of Acquired EBITDA for purposes of Section 7.11, and (iii) the text "the last two fiscal quarters comprising the respective Test Period" appearing in clause (v) of said definition as if same were a reference to "the trailing twelve month period immediately preceding the respective Permitted Acquisition" and disregarding subclauses (B) and (C) of clause (v) of said definition).

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     "ACQUIRED PERSON" shall have the meaning provided in the definition of
Permitted Acquisition.

     "ADDITIONAL SECURITY AND GUARANTY DOCUMENTS" shall have the meaning provided in Section 6.11.

     "ADDITIONAL SENIOR SUBORDINATED NOTE DOCUMENTS" shall mean the Additional Senior Subordinated Notes and all other documents executed and delivered with respect to the Additional Senior Subordinated Notes.

     "ADDITIONAL SENIOR SUBORDINATED NOTES" shall mean unsecured senior subordinated notes of the US Borrower reasonably satisfactory to the Administrative Agent (i) that are subordinated to the Obligations to the same extent as, or to a greater extent than, the Senior Subordinated Notes are subordinated to the Obligations, (ii) that contain payment blockage provisions that are no less favorable to the Lenders than the payment blockage provisions of the Senior Subordinated Notes and (iii) that otherwise contain terms and conditions (including, without limitation, the maturity thereof, the interest rate applicable thereto (PROVIDED that Additional Senior Subordinated Notes may bear interest at a rate or be issued at a discount that together result in a yield that is a market yield at the time of issuance thereof), amortization, defaults, voting rights, covenants and events of default) that are no less favorable to the Lenders than the terms and conditions of the Senior Subordinated Notes.

     "ADJUSTED CONSOLIDATED NET INCOME" for any period shall mean Consolidated Net Income for such period PLUS, without duplication, (a) the sum of the amount of all net non-cash charges (including, without limitation, depreciation, amortization, deferred tax expense and non-cash interest expense but excluding any net non-cash charges reflected in Adjusted Consolidated Working Capital) and net non-cash losses that were included in arriving at Consolidated Net Income for such period less (b) the amount of all net non-cash gains (exclusive of items reflected in Adjusted Consolidated Working Capital) included in arriving at Consolidated Net Income for such period.

     "ADJUSTED CONSOLIDATED WORKING CAPITAL" at any time shall mean Consolidated Current Assets (but excluding therefrom all cash and Cash Equivalents) LESS Consolidated Current Liabilities.

     "ADJUSTED EXCESS CASH FLOW" shall mean, for any period, the remainder of
(a) Excess Cash Flow for such period MINUS (b) the product of (i) the aggregate amount of principal repayments of Loans to the extent (and only to the extent) that such repayments were made as a voluntary prepayment pursuant to Section
2.11 with internally generated funds (but in a case of a voluntary prepayment of Revolving Loans or Swingline Loans, only to the extent accompanied by a corresponding voluntary reduction to the Total Revolving Loan Commitment) during such period multiplied by (ii) (A) at any time the Applicable Excess Cash Flow Percentage then in effect is equal to 75%, 4/3, and (B) at any time the Applicable Excess Cash Flow Percentage then is effect is equal to 50%, 2.

     "ADJUSTED SENIOR LEVERAGE RATIO" shall mean the Adjusted Total Leverage Ratio, except that references to "CONSOLIDATED DEBT" and "ADJUSTED TOTAL LEVERAGE RATIO" therein shall instead be references to "CONSOLIDATED SENIOR DEBT" and "ADJUSTED SENIOR LEVERAGE RATIO," respectively.

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     "ADJUSTED TOTAL LEVERAGE RATIO" shall mean, on any date, the ratio of (a)
Consolidated Debt on such date to (b) Consolidated EBITDA for the Test Period most recently ended on or prior to such date. All calculations of the Adjusted Total Leverage Ratio shall be made on a Pro Forma Basis, with determinations of Adjusted Total Leverage Ratio to give effect to all adjustments (including, without limitation, those specified in clauses (iv) and (v)) contained in the definition of "PRO FORMA BASIS" contained herein.

     "ADMINISTRATIVE AGENT" shall mean Chase and shall include any successor to the Administrative Agent appointed pursuant to Section 9.10.

     "AFFECTED LOANS" shall have the meaning provided in Section 2.12(i).

     "AFFILIATE" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person; PROVIDED, HOWEVER, that (a) for purposes of Section
7.07 and except as otherwise provided in clause (b) of this proviso, an Affiliate of Holdings shall include any Person that directly or indirectly owns more than 5% of any class of the capital stock of Holdings and any officer or director of Holdings or any such Person, and (b) the Seller shall be deemed not to be an Affiliate of Holdings and its Subsidiaries so long as the Seller does not own at any time an aggregate amount greater than 35% of the outstanding capital stock of Holdings.

     "AGENT" shall mean, except as otherwise provided in Article IX, any or all of the Administrative Agent, the Canadian Agent, the UK Agent, the Syndication Agent and the Co-Documentation Agents, as the context may require.

     "AGREEMENT" shall mean this Credit Agreement, as the same may be from time to time modified, restated, amended and/or supplemented.

     "AMENDMENT AND RESTATEMENT DATE" shall be April 10, 2002, PROVIDED that all the conditions precedent to the effectiveness of the amendment and restatement of the Existing Credit Agreement pursuant to this Agreement set forth in Article IIIA shall have been satisfied.

     "APOLLO GROUP" shall mean Apollo Management V, L.P., a Delaware limited partnership, and its Affiliates.

     "APOLLO MANAGEMENT AGREEMENT" shall mean the management agreement, dated as of November 28, 2001, between Apollo Management V, L.P. and the US Borrower, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

     "APPLICABLE AGENT" shall mean (a) with respect to a Loan or Borrowing made to the US Borrower, or with respect to any payment that does not relate to any Loan or Borrowing, the Administrative Agent, (b) with respect to a Loan or Borrowing made to the Canadian Borrower or a B/A, the Canadian Agent and (c) with respect to a Loan or Borrowing made to the UK Borrower, the UK Agent.

     "APPLICABLE EXCESS CASH FLOW PERCENTAGE" shall mean, with respect to any Excess Cash Flow Payment Date, 75%; PROVIDED that so long as no Default or Event of Default is then in existence, if, on the last day of the relevant Excess Cash Flow Payment Period, the Adjusted Total Leverage Ratio for the Test Period then most recently ended (as established pursuant to the officer's certificate delivered (or required to be delivered) pursuant to Section 6.01(e)) (a) is LESS than or equal to 3.25:1.00 but greater than 2.75:1.00, then the Applicable Excess Cash Flow Percentage shall instead be 50% or (b) is LESS than or equal to 2.75:1.00, then the Applicable Excess Cash Flow Percentage shall instead be 0%.

     "APPLICABLE PREPAYMENT PERCENTAGE" shall mean, at any time, (a) for purposes of Section 2.12(c), 100%; PROVIDED that if at any time the Adjusted Total Leverage Ratio is LESS than or equal to 3.25:1.00 (as established pursuant to the officer's certificate last delivered (or required to be delivered) pursuant to Section 6.01(e)), the Applicable Prepayment Percentage shall instead be 75%, (b) for purposes of Section 2.12(d), 100%; PROVIDED that, in the case of the issuance of unsecured Indebtedness only, if at any time the Adjusted Total Leverage Ratio is LESS than or equal to 3.25:1.00 (as established pursuant to the officer's certificate last delivered (or required to be delivered) pursuant to Section 6.01(e)), the Applicable Prepayment Percentage shall instead be 75%, and (c) for purposes of Section 2.12(e), 50%; PROVIDED that if at any time the Adjusted Total Leverage Ratio is LESS than or equal to 3.25:1.00 (as established pursuant to the officer's certificate last delivered (or required to be delivered) pursuant to Section 6.01(e)), the Applicable Prepayment Percentage shall instead be 0%. Notwithstanding anything to the contrary contained in this definition, at any time that a Default or an Event of Default is then in existence, the Applicable Prepayment Percentage for purposes of (x) Section 2.12(c) and (d) shall be 100% and (y) Section 2.12(e) shall be 50%.

     "APPLICABLE RATE" shall mean initially, a percentage per annum equal to (a) in the case of Term Loans maintained as (i) Base Rate Loans, 1.75% and (ii) Eurodollar Loans, 2.75%, (b) in the case of Revolving Loans maintained as (i) Base Rate Loans, 2.50%, (ii) Canadian Base Rate Loans, 2.50%, (iii) Eurodollar Loans, 3.50% and (iv) Canadian Prime Rate Loans, 2.50%, (c) in the case of Swingline Loans, 2.50%, (d) in the case of B/A Drawings, 3.50%, and (d) in the case of the Commitment Fee, 0.50%. From and after each day of delivery of any certificate and financial statements delivered in accordance with the first sentence of the following paragraph indicating a different margin than that described in the immediately preceding sentence (each, a "START DATE") to and including the applicable End Date described below, the Applicable Rate for Term Loans shall (subject to any adjustment pursuant to the immediately succeeding paragraph) be that set forth below under the caption "Eurodollar Term Loans" or "Base Rate Term Loans", as applicable, and the Applicable Rate for Revolving Loans, Swingline Loans, Letters of Credit, B/A Drawings and Commitment Fees shall (subject to any adjustment pursuant to the immediately succeeding paragraph) be that set forth below under the caption "Eurodollar Revolving Loans and B/A Drawings", "Base Rate Revolving Loans, Canadian Base Rate Loans and Canadian Prime Rate Loans" or "Commitment Fee", as applicable, in each case opposite the Total Leverage Ratio indicated to have been achieved in any certificate delivered in accordance with the following sentence:

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
                                                                              Base Rate
                                                                          Revolving Loans,
                                                                           Canadian Base
                                         Eurodollar                       Rate Loans and
                       Eurodollar     Revolving Loans      Base Rate       Canadian Prime
Total Leverage Ratio   Term Loans     and B/A Drawings     Term Loans        Rate Loans       Commitment Fee
------------------------------------------------------------------------------------------------------------
    Greater than             2.75%                3.50%          1.75%                2.50%            0.500%
     3.75:1.00

 Less than or equal          2.50%                3.25%          1.50%                2.25%            0.500%
  to 3.75:1.00 but
    greater than
     3.25:1.00

 Less than or equal          2.50%                3.00%          1.50%                2.00%            0.375%
  to 3.25:1.00 but
    greater than
     2.75:1.00

 Less than or equal          2.50%                2.75%          1.50%                1.75%            0.375%
    to 2.75:1.00

     The Total Leverage Ratio shall be determined based on the delivery of a certificate of the US Borrower by an Authorized Officer of the US Borrower to the Administrative Agent (with a copy to be furnished by the Administrative Agent to each Lender), which certificate shall be accompanied by the financial statements required by Section 6.01(b) or (c) and shall set forth the calculation of the Total Leverage Ratio (based on such financial statements) as at the last day of the Test Period ended immediately prior to the relevant Start Date (but determined on a Pro Forma Basis to give effect to any Permitted Acquisition or Subsidiary Redesignation effected on or prior to the date of the delivery of such certificate) and the Applicable Rates that shall be thereafter applicable (until same are changed or cease to apply in accordance with the following sentences); PROVIDED that at the time of the consummation of any Permitted Acquisition or Subsidiary Redesignation or any issuance of Permitted Debt or Disqualified Preferred Stock, an Authorized Officer of the US Borrower shall deliver to the Administrative Agent a certificate setting forth the calculation of the Total Leverage Ratio on a Pro Forma Basis as of the last day of the last Calculation Period ended prior to the date on which such Permitted Acquisition or Subsidiary Redesignation is consummated or such Permitted Debt or Disqualified Preferred Stock is/are issued for which financial statements have been made available (or were required to be made available) pursuant to Section 6.01(b) or (c), as the case may be, and the date of such consummation shall be deemed to be a Start Date and the

     Applicable Rates that shall be thereafter applicable (until same are changed or cease to apply in accordance with the following sentence) shall be based upon the Total Leverage Ratio as so calculated. The Applicable Rates so determined shall apply, except as set forth in the next succeeding sentence, from the relevant Start Date to the earliest of (a) the date on which the next certificate is delivered to the Administrative Agent, (b) the date on which the next Permitted Acquisition or Subsidiary Redesignation is consummated or Permitted Debt or Disqualified Preferred Stock is/are issued or (c) the date that is 45 days following the last day of the Test Period in which the previous Start Date occurred (such earliest date, the "END DATE"), at which time, if no certificate has been delivered to the Administrative Agent indicating an entitlement to new Applicable Rates (and thus commencing a new Start Date), the Applicable Rates shall be those set forth in the table above determined as if the Total Leverage Ratio were greater than 3.75:1.00 (such Applicable Rates as so determined, the "HIGHEST APPLICABLE RATES"). Notwithstanding anything to the contrary contained above in this definition, (a) the Applicable Rates shall be the Highest Applicable Rates at all times during which there shall exist any Default or Event of Default, and (b) prior to the date of delivery of the financial statements pursuant to Section 6.01(c) for the fiscal quarter ended June 30, 2002, in no event shall the Applicable Rates be LESS than those described in the first sentence of this definition.

     "APPROVED FUND" shall have the meaning provided in Section 10.04(b).

     "ASSET SALE" shall mean any sale, transfer or other disposition by Holdings or any of its Subsidiaries to any Person other than Holdings or any Wholly-Owned Subsidiary of Holdings of any asset (including, without limitation, any capital stock or other securities of another Person, but excluding the sale by such Person of its own capital stock) of Holdings or such Subsidiary other than (a) sales, transfers or other dispositions of inventory made in the ordinary course of business, (b) dispositions or transfers arising out of, or in connection with, the events described in clauses (a) and (b) of the definition of Recovery Event, (c) any sale or other disposition of Cash Equivalents in the ordinary course of business, (d) any merger, consolidation or liquidation permitted by Sections 7.02(g) and (h), (e) any transfer of assets permitted pursuant to
Section 7.02(e), (f) or (1), (f) any transaction permitted pursuant to Section 7.02(k), (g) any sale permitted pursuant to Section 7.02(n) and (h) any other sales and dispositions that generate Net Sale Proceeds of LESS than $750,000 in the aggregate in any fiscal year of the US Borrower.

     "ASSIGNED INTERESTS" shall have the meaning provided in the Master Assignment Agreement.

     "ASSIGNMENT AND ASSUMPTION AGREEMENT" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit I (appropriately completed).

     "AUTHORIZED OFFICER" shall mean, with respect to (a) the delivery of Notices of Borrowing, Letter of Credit Requests and similar notices, the chief financial officer, the chief operating officer, any treasurer or other financial officer of the applicable Borrower, (b) delivery of financial information and officer's certificates pursuant to this Agreement, the chief operating officer, the chief financial officer, any treasurer or other financial officer of Holdings or the US Borrower, as the case may be, and (c) any other matter in connection with this Agreement or any other Credit Document, any officer (or a person or persons so designated by any two officers) of the applicable Credit Party, in each case to the extent reasonably acceptable to the Administrative Agent.

     "AVAILABLE BASKET AMOUNT" shall mean, on any date of determination, an amount equal to the sum of (a) $25,000,000 MINUS (b) the aggregate amount of Investments made (including for such purpose the fair market value of any assets contributed to any Joint Venture or Unrestricted Subsidiary (as determined in good faith by senior management of Holdings), net of Indebtedness and, without duplication, Capitalized Lease Obligations assigned to, and assumed by, the respective Joint Venture or Unrestricted Subsidiary in connection therewith) pursuant to Section 7.05(1) after the Effective Date, MINUS (c) the aggregate amount of Indebtedness or other obligations (whether absolute, accrued, contingent or otherwise and whether or not due) of any Joint Venture or Unrestricted Subsidiary for which Holdings or any of its Subsidiaries (other than the respective Joint Venture or Unrestricted Subsidiary) is liable, MINUS
(d) all payments made by Holdings or any of its Subsidiaries (other than the respective Joint Venture or Unrestricted Subsidiary) in respect of Indebtedness or other obligations of the respective Joint Venture or Unrestricted Subsidiary (including, without limitation, payments in respect of obligations described in preceding clause (c)) after the Effective Date, PLUS (e) the amount of any increase to the Available Basket Amount made after the Effective Date in accordance with the provisions of Section 7.05(1), PLUS (f) in the case of any Subsidiary Redesignation, an amount equal to the lesser of (i) the aggregate amount of all cash Investments theretofore made in the Unrestricted Subsidiary subject to such Subsidiary Redesignation (LESS any increases in the Available Basket Amount theretofore made in accordance with the provisions of Section 7.05(1) that were attributable to such Unrestricted Subsidiary) and (ii) the fair market value (as determined in good faith by the US Borrower) of the assets of such Unrestricted Subsidiary (net of all consolidated Indebtedness and other consolidated obligations of such Unrestricted Subsidiary). In connection with the foregoing, it is understood that the acquisition of an Acquired Person that has ownership interests in one or more Joint Ventures pursuant to a Permitted Acquisition effected in accordance with the relevant requirements of this Agreement, shall not be deemed to constitute an Investment pursuant to Section 7.05(1) and the Available Basket Amount shall not be reduced as a result of the payment of consideration to effect the Permitted Acquisition (although the Available Basket Amount would be affected to the extent preceding clause (c) or
(d) applies with respect to the Joint Venture so acquired or to the extent additional Investments are made in the respective Joint Venture pursuant to
Section 7.05(1)).

     "AVAILABLE REVOLVING LOAN COMMITMENT" shall mean, as to any Revolving Lender at any time, an amount equal to such Revolving Lender's Revolving Loan Commitment at such time MINUS such Revolving Lender's Revolving Credit Exposure at such time (if any).

     "AVAILABLE REVOLVING PERCENTAGE" of any Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Available Revolving Loan Commitment of such Lender at such time and the denominator of which is the total Available Revolving Loan Commitments of all Revolving Lenders at such time; PROVIDED that if the Available Revolving Percentage of any Lender is to be determined after the Total Revolving Loan Commitment has been terminated, then the Available Revolving Percentages of the Lenders shall be determined immediately prior (and without giving effect) to such termination.

     "B/A" shall mean any instrument, including a bill of exchange within the meaning of the Bills of Exchange Act (Canada), and a depository bill issued in accordance with the Depository Bills and Notes Act (Canada), denominated in Canadian Dollars, drawn by the

Canadian Borrower and accepted by a Canadian Lender in accordance with the terms of this Agreement.

     "B/A DRAWING" shall mean B/As accepted and purchased on the same date and as to which a single Contract Period is in effect, including any B/A Equivalent Loans accepted and purchased on the same date, and as to which a single Contract Period is in effect. For greater certainty, all provisions of this Agreement that are applicable to B/As are also applicable, mutatis mutandis, to B/A Equivalent Loans.

     "B/A EQUIVALENT LOAN" is defined in Section 2.07(k).

     "BANKRUPTCY CODE" shall have the meaning provided in Section 8.05.

     "BASE RATE" shall mean, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day PLUS 1/2 of 1%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

     "BASE RATE LOANS" shall mean each US Dollar Loan designated as such by the US Borrower at the time of the incurrence thereof or conversion thereto.

     "BORROWERS" shall mean the US Borrower, the Canadian Borrower and the UK Borrower, collectively.

     "BORROWING" shall mean and include (a) the borrowing of Swingline Loans from the Swingline Lender on a given date and (b) the borrowing of one Type of Loan pursuant to a single Tranche by the US Borrower, the Canadian Borrower or the UK Borrower, as the case may be, from all of the Lenders having Commitments with respect to such Tranche on a pro rata basis on a given date (or resulting from conversions on a given date), having in the case of Eurodollar Loans the same Interest Period.

     "BUSINESS DAY" shall mean (a) for all purposes other than as covered by clause (b) or (c) below, any day except Saturday, Sunday and any day that shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close, (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day that is a Business Day as described in clause (a) above that is also a day for trading by and between banks in the applicable currency in the interbank Eurodollar market, except any day that shall be in London a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close, and (c) with respect to all notices and determinations in connection with Loans made to the Canadian Borrower or B/As and with respect to all payments of principal and interest on Loans made to the Canadian Borrower and all payments in respect of B/As, the term "BUSINESS DAY" shall also exclude any day on which banks are not open for dealings in deposits in Toronto.

     "CALCULATION PERIOD" shall mean the period of four consecutive fiscal quarters of the US Borrower (taken as one accounting period) most recently ended prior to the date of the respective Permitted Acquisition or Subsidiary Redesignation, as the case may be.

     "CAM" shall mean the mechanism for the allocation and exchange of interests in the Loans, B/As, participations in Letters of Credit and collections thereunder established under Section 2.21.

     "CAM EXCHANGE" shall mean the exchange of the Lenders' interests provided for in Section 2.21.

     "CAM EXCHANGE DATE" shall mean the first date after the Initial Borrowing Date on which there shall occur (a) any event described in Section 8.05 with respect to any Borrower or (b) an acceleration of the maturity of Loans pursuant to Article VIII.

     "CAM PERCENTAGE" shall mean, as to each Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the sum of (i) the aggregate Obligations owed to such Lender, (ii) the LC Exposure, if any, of such Lender, and (iii) the Swingline Exposure, if any, of such Lender, in each case immediately prior to the CAM Exchange Date, and (b) the denominator shall be the sum of (i) the aggregate Obligations owed to all the Lenders and (ii) the aggregate LC Exposure of all the Lenders, in each case immediately prior to the CAM Exchange Date; PROVIDED that, for purposes of clause (a) above, the Obligations owed to the Swingline Lender will be deemed not to include any Swingline Loans except to the extent provided in clause (a)(iii) above.

     "CANADIAN AGENT" shall mean J.P. Morgan Bank Canada, in its capacity as Canadian agent for the Lenders hereunder, or any successor thereto appointed in accordance with Article IX.

     "CANADIAN BASE RATE" shall mean a fluctuating rate of interest per annum which is equal at all times to the greater of: (a) the reference rate of interest (however designated) announced from time to time by the Canadian Agent as being its reference rate for determining interest chargeable by it on U.S. Dollar-denominated commercial loans made in Canada; and (b) 0.50% above the Federal Funds Effective Rate from time to time in effect.

     "CANADIAN BORROWER" shall mean Sifto Canada Inc., a corporation organized under the laws of the province of Ontario, Canada.

     "CANADIAN DOLLAR EQUIVALENT" shall mean, at any time for the determination thereof, the amount of Canadian Dollars that could be purchased with the amount of US Dollars (or any other foreign currency, as applicable) involved in such computation at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 a.m. (local time) on the date two Business Days prior to the date of any determination thereof for purchase on such date.

     "CANADIAN DOLLARS" or "C$" shall mean the lawful money of Canada.

     "CANADIAN INTERCOMPANY LOAN" shall have the meaning provided in Section 5.05(a).

     "CANADIAN INTERCOMPANY NOTE" shall have the meaning provided in Section 7.05(f).

     "CANADIAN LENDER" shall mean a Lender with a Canadian Revolving Loan Sub-Commitment or with any outstanding Canadian Revolving Loans or B/A Drawings.

     "CANADIAN LENDING OFFICE" shall mean, as to any Canadian Lender, the applicable branch or office of such Canadian Lender designated by such Canadian Lender to make Loans to the Canadian Borrower and to accept and purchase or arrange for the purchase of B/As of the Canadian Borrower; PROVIDED that any such branch or office shall be
(a) of a bank named in Schedule I or Schedule II to the Bank Act (Canada) or (b) a branch or office either (i) of a financial institution or other entity that is not a "NON-RESIDENT OF CANADA" (as such term is defined in the Canadian Tax Act) or (ii) of a financial institution that is named on Schedule III to the Bank Act (Canada) and through which an "AUTHORIZED FOREIGN BANK" (as such term is defined in the Canadian Tax Act) carries on a Canadian banking business.

     "CANADIAN PERCENTAGE" shall mean, with respect to any Canadian Lender, the percentage of the total Canadian Revolving Loan Sub-Commitments represented by such Lender's Canadian Revolving Loan Sub-Commitment. If a calculation involving the Canadian Percentage is required to be made after the Canadian Revolving Loan Sub-Commitments have terminated or expired, the Canadian Percentages shall be determined based upon the Canadian Revolving Loan Sub-Commitments most recently in effect, giving effect to any assignments.

     "CANADIAN PERMITTED ENCUMBRANCES" shall mean Permitted Encumbrances and the Permitted Liens described in Sections 7.03(a), (b), (c), (f), (g) and (h).

     "CANADIAN PRIME RATE" shall mean, for any day, the rate of interest per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the interest rate per annum publicly announced from time to time by the Canadian Agent as its reference rate in effect on such day at its principal office in Toronto for determining interest rates applicable to commercial loans denominated in Canadian Dollars in Canada (each change in such reference rate being effective from and including the date such change is publicly announced as being effective) and (b) the interest rate per annum equal to the sum of (i) the CDOR Rate on such day (or, if such rate is not so reported on the Reuters Screen CDOR Page, the average of the rate quotes for bankers' acceptances denominated in Canadian Dollars with a term of 30 days received by the Canadian Agent at approximately 10:00 a.m., Toronto time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) from one or more banks of recognized standing selected by it) and (ii) 1.00% per annum.

     "CANADIAN REVOLVING BORROWING" shall mean a Borrowing comprised of Canadian Revolving Loans.

     "CANADIAN REVOLVING CREDIT EXPOSURE" shall mean, at any time, the sum of
(a) the US Dollar Equivalent of the aggregate principal amount of the Canadian Revolving Loans denominated in Canadian Dollars outstanding at such time, (b) the aggregate principal amount of the Canadian Revolving Loans denominated in US Dollars outstanding at such time and (c) the US Dollar Equivalent of the aggregate face amount of the B/As accepted by the Canadian Lenders and outstanding at such time. The Canadian Revolving Credit Exposure of any Lender at any time shall be such Lender's Canadian Percentage of the total Canadian Revolving Credit Exposure at such time.

     "CANADIAN REVOLVING LOAN" shall mean a Loan made by a Canadian Lender pursuant to Section 2.01(c). Each Canadian Revolving Loan (a) denominated in Canadian Dollars shall be a Canadian Prime Rate Loan and (b) denominated in US Dollars shall be a Canadian Base Rate Loan or a Eurodollar Loan.

     "CANADIAN REVOLVING LOAN SUB-COMMITMENT" shall mean, with respect to each Lender, the commitment of such Lender to make Canadian Revolving Loans hereunder during the Revolving Availability Period and to accept and purchase or arrange for the purchase of B/As pursuant to Section 2.07, expressed as an amount expressed in US Dollars representing the maximum potential aggregate amount of such Lender's Canadian Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09 or 2.20(b) and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04 or 10.11(b); PROVIDED that the Canadian Percentage of each Lender shall at all times equal the UK Percentage of such Lender. The initial amount of each Lender's Canadian Revolving Loan Sub-Commitment is set forth opposite such Lender's name in Schedule I directly below the column entitled "CANADIAN REVOLVING LOAN SUB-COMMITMENT," or in the Assignment and Assumption Agreement pursuant to which such Lender shall have assumed its Canadian Revolving Loan Sub-Commitment, as applicable. The initial aggregate amount of the Lenders' Canadian Revolving Loan Sub-Commitments is $30,000,000.

     "CANADIAN TAX ACT" shall mean the Income Tax Act (Canada) or any successor law purported to cover the same subject matter, as amended from time to time.

     "CAPITAL EXPENDITURES" shall mean, with respect to any Person, for any period, all expenditures by such Person that should be capitalized in accordance with GAAP during such period, including all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs that should be capitalized in accordance with GAAP) and, without duplication, the amount of all Capitalized Lease Obligations incurred by such Person during such period.

     "CAPITAL LEASE," as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

     "CAPITALIZED LEASE OBLIGATIONS" shall mean all obligations under Capital Leases of the US Borrower or any of its Subsidiaries, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

     "CASH EQUIVALENTS" shall mean, as to any Person, (a) US Dollars and, in the case of any Foreign Subsidiaries of the US Borrower, Euros and such local currencies held by them from time to time in the ordinary course of business,
(b) securities issued or directly and fully guaranteed or insured by the United States, Canada and Great Britain or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the respective country is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (c) time deposits, certificates of deposit, eurodollar time deposits and bankers' acceptances of any Lender or any commercial bank having, or that is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any State thereof, the District of Columbia or any foreign jurisdiction having capital, surplus and undivided profits aggregating in excess of $250,000,000 and having a long-term unsecured debt rating of at least "A" or the equivalent thereof from S&P or "A2" or the equivalent thereof from Moody's, with maturities of not more than six months from the date of acquisition by such Person, (d) repurchase agreements with a term of not more than 30 days, involving securities of the types described in preceding clause (b), and entered into with commercial banks meeting the requirements of preceding clause (c), (e) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and in each case maturing not more than six months after the date of acquisition by such Person,
(f)
investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (b) through (e) above and (g) overnight deposits and demand deposit accounts (in the respective local currencies) maintained in the ordinary course of business.

     "CDOR RATE" shall mean, on any date, an interest rate per annum equal to the average discount rate rounded upward to the nearest 1/100/th/ of 1% applicable to bankers' acceptances denominated in Canadian Dollars with a term of 30 days (for purposes of the definition of "CANADIAN PRIME RATE") or with a term equal to the Contract Period of the relevant B/As (for purposes of the definition of "DISCOUNT RATE") appearing on the Reuters Screen CDOR Page (as defined in the International Swaps and Derivative Association, Inc. 1991 definitions, as modified and amended from time to time), or on any successor or substitute page of such Screen, or any successor to or substitute for such Screen, providing rate quotations comparable to those currently provided on such page of such Screen, as determined by the Canadian Agent from time to time, at approximately 10:00 a.m., Toronto time, on such date (or, if such date is not a Business Day, on the next preceding Business Day).

     "CHANGE IN LAW" shall mean (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Letter of Credit Issuer (or, for purposes of Section 2.16(b), by any lending office of such Lender or by such Lender's or the Letter of Credit Issuer's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

     "CHANGE OF CONTROL EVENT" shall mean, (a) at any time prior to the consummation of a Qualified IPO, (i) Apollo Group shall cease to own on a fully diluted basis in the aggregate at least 35% of the economic and voting interest in Holdings's capital stock (for such purpose excluding the Initial Preferred Stock, any other Qualified Preferred Stock and any Disqualified Preferred Stock, in each case to the extent same is not Voting Stock) or (ii) Apollo Group, together with the Management Participants and other investors (other than the Seller and its Affiliates, except to the extent Apollo Group shall have the power to vote (or cause to be voted at its discretion), pursuant to contract, irrevocable proxy or otherwise, the Voting Stock in Holdings held by the Seller or any of its Affiliates) that own shares of Holdings Common Stock on the Initial Borrowing Date (and/or other investors (other than the Seller and its Affiliates, except to the extent Apollo Group shall have the power to vote (or cause to be voted at its discretion), pursuant to contract, irrevocable proxy or otherwise, the Voting Stock in Holdings held by the Seller or any of its Affiliates) that will acquire such shares within 90 days after the Initial Borrowing Date and have been identified to the Administrative Agent prior to the Initial Borrowing Date), shall cease to own on a fully diluted basis in the aggregate at least a majority of the outstanding Voting Stock of Holdings or
(iii) any Person or "GROUP" (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the Effective Date), other than the Permitted Holders, shall (A) have acquired, directly or indirectly, beneficial ownership on a fully diluted basis of a percentage of the voting and/or economic interest in Holdings's capital stock that exceeds the percentage of the voting and/or economic interest in Holdings's capital stock then beneficially owned, directly or indirectly, on a fully diluted basis by Apollo Group or (B) obtained the power (whether or not exercised) to elect a majority of Holdings's directors or (iv) the Board of Directors of Holdings shall cease to consist of a majority of Continuing Directors or (v) a "CHANGE OF CONTROL" or similar event shall occur as provided in any Senior Subordinated Note Document, any Additional Senior Subordinated Note Document, any Discount Notes, the Seller Note, Permitted Debt, Disqualified Preferred Stock, the Initial Preferred Stock or other Qualified Preferred Stock or the documentation governing the same, to the extent the outstanding principal amount or liquidation preference, as the case may be, of such Permitted Debt, Disqualified Preferred Stock or Qualified Preferred Stock exceeds $10,000,000 or (b) at any time after a Qualified IPO,
(i) any Person or "GROUP" (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the Effective Date), other than the Permitted Holders, shall have acquired beneficial ownership of 25% or more on a fully diluted basis of the voting and/or economic interest in Holdings's capital stock and Apollo Group shall own LESS than such Person or "GROUP" on a fully diluted basis of the economic and voting interest in Holdings's capital stock or (ii) the Board of Directors of Holdings shall cease to consist of a majority of Continuing Directors or (iii) a "CHANGE OF CONTROL" or similar event shall occur as provided in any Senior Subordinated Note Document, any Additional Senior Subordinated Note Document, any Discount Notes, the Seller Note or any Permitted Debt, Disqualified Preferred Stock, the Initial Preferred Stock or other Qualified Preferred Stock or the documentation governing the same to the extent the outstanding principal amount or liquidation preference, as the case may be, of such Permitted Debt, Disqualified Preferred Stock or Qualified Preferred Stock exceeds $10,000,000 or (c) at any time (i) Holdings shall cease to own on a fully diluted basis 100% of the economic and voting interest in the capital stock of the US Borrower, (ii) the US Borrower shall cease to own on a fully diluted basis 100% of the economic and voting interest in the Canadian Borrower (either directly or through one or more Wholly-Owned Subsidiaries of the US Borrower) or (iii) the US Borrower shall cease to own on a fully diluted basis 100% of the economic and voting interest in the UK Borrower (either directly or through one or more Wholly-Owned Subsidiaries of the US Borrower).

     "CHASE" shall mean JPMorgan Chase Bank and any successor thereto.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

     "CO-DOCUMENTATION AGENTS" shall mean Credit Suisse First Boston and Credit Lyonnais.

     "COLLATERAL" shall mean all property (whether real or personal, movable or immovable) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all Pledged Collateral, all Security Agreement Collateral, all Mortgaged Property and all cash and Cash Equivalents delivered as collateral pursuant to any Security Document.

     "COLLATERAL AGENT" shall have the meaning provided in the respective Security Documents.

     "COMMITMENT" shall mean any of the commitments of any Lender, I.E., whether the Term Loan Commitment, Canadian Revolving Loan Sub-Commitment, UK Revolving Loan Sub-Commitment or the Revolving Loan Commitment.

     "COMMITMENT FEE" shall have the meaning provided in Section 2.13(a).

     "COMMODITY AGREEMENT" shall mean any commodity futures contract, commodity option or other similar agreement or arrangement entered into by the US Borrower or any Subsidiary of the US Borrower designed to protect the US Borrower or any of its Subsidiaries against fluctuations in the price of the commodities at the time used in the ordinary course of business of the US Borrower or any of its Subsidiaries.

     "COMPANY" shall mean any corporation, limited liability company, partnership or other business entity (or the adjectival form thereof, where appropriate).

     "CONSOLIDATED CURRENT ASSETS" shall mean, at any time, the current assets of the US Borrower and its Subsidiaries at such time determined on a consolidated basis.

     "CONSOLIDATED CURRENT LIABILITIES" shall mean, at any time, the current liabilities of the US Borrower and its Subsidiaries determined on a consolidated basis, but excluding the current portion of, and accrued but unpaid interest on, any Indebtedness under this Agreement and any other long-term Indebtedness that would otherwise be included therein.

     "CONSOLIDATED DEBT" shall mean, at any time, the sum of (without duplication) (a) all Indebtedness (other than take-or-pay obligations) of the US Borrower and its Subsidiaries as would be required to be reflected on the liability side of a balance sheet of such Person in accordance with GAAP as determined on a consolidated basis (excluding all Indebtedness of the US Borrower and its Subsidiaries of the type described in clause (h) of the definition of Indebtedness), (b) unreimbursed drawings on all letters of credit issued for the account of the US Borrower or any of its Subsidiaries and (c) all Contingent Obligations of the US Borrower and its Subsidiaries in respect of Indebtedness of other Persons (I.E., Persons other than the US Borrower or any of its Subsidiaries) of the type referred to in preceding clauses (a) and (b) of this definition, LESS all cash and Cash Equivalents of the US Borrower and its Subsidiaries at such time; PROVIDED that, for purposes of this definition, (i) any Disqualified Preferred Stock of Holdings shall be treated as Indebtedness of the US Borrower, with an amount equal to the greater of the liquidation preference or the maximum mandatory fixed repurchase price of any such outstanding Disqualified Preferred Stock deemed to be a component of Consolidated Debt, (ii) the amount available to be drawn under letters of credit issued for the account of the US Borrower or any of its Subsidiaries (other than unreimbursed drawings) shall be excluded in making any determination of "CONSOLIDATED DEBT" and (iii) with respect to any determination of Consolidated Debt as of any time during the fourth calendar quarter of any year, the amount of (A) Revolving Loans and Swingline Loans outstanding and (B) cash and Cash Equivalents held by the US Borrower and its Subsidiaries as of any such time shall be deemed to be equal to the average of the amount of Revolving Loans and Swingline Loans outstanding, and cash and Cash Equivalents held by the US Borrower and its Subsidiaries, at the end of each fiscal quarter of the US Borrower included in the applicable Test Period most recently ended prior to such date.

     "CONSOLIDATED EBIT" shall mean, for any period, the Consolidated Net Income of the US Borrower and its Subsidiaries for such period, determined on a consolidated basis, before Consolidated Interest Expense (to the extent deducted in arriving at Consolidated Net Income) and provision for taxes based on income for such period, in each case that were included in arriving at Consolidated Net Income for such period.

     "CONSOLIDATED EBITDA" shall mean, for any period, Consolidated EBIT for such period, adjusted by (a) adding thereto (in each case to the extent deducted in determining Consolidated Net Income for such period and not already added back in determining Consolidated EBIT) the amount of (without duplication) (i) all amortization and depreciation and other non-cash items and (ii) any management fees and consulting fees paid pursuant to, and in accordance with the requirements of, clauses (c) and (g) of Section 7.07 during such period, in each case that were deducted in arriving at Consolidated EBIT for such period, and
(b) subtracting therefrom the amount of all cash payments made in such period to the extent that same relate to a non-cash item incurred in a previous period that was added back to Consolidated EBITDA in such previous period pursuant to clause (a)(i) above in this definition. Notwithstanding anything to the contrary contained above, to the extent Consolidated EBITDA is to be determined for any Test Period that ends prior to December 31, 2002, Consolidated EBITDA shall be calculated in accordance with the definition of Test Period contained herein.

     "CONSOLIDATED INTEREST COVERAGE RATIO" shall mean, for any period, the ratio of Consolidated EBITDA to Consolidated Interest Expense for such period. All calculations of the Consolidated Interest Coverage Ratio shall be made on a Pro Forma Basis, with determinations of Consolidated Interest Coverage Ratio to give effect to all adjustments (including, without limitation, those specified in clauses (iv) and (v)) contained in the definition of "PRO FORMA BASIS" contained herein.

     "CONSOLIDATED INTEREST EXPENSE" shall mean, for any period, the total consolidated interest expense of the US Borrower and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) PLUS, without duplication, (a) that portion of Capitalized Lease Obligations of the US Borrower and its Subsidiaries representing the interest factor for such period, and capitalized interest expense, PLUS (b) the product of (i) the amount of all cash Dividend requirements (whether or not declared or paid) on Disqualified Preferred Stock of Holdings paid, accrued or scheduled to paid or accrued during such period multiplied by (ii) a fraction, the numerator of which is one and the denominator of which is one MINUS the then-current effective consolidated Federal, state, local and foreign income tax rate (expressed as a decimal number between one and zero) of Holdings as would be required to be reflected in the audited consolidated financial statements of Holdings for its most recently completed fiscal year (whether or not such financial statements are actually prepared), which amounts described in preceding clause (b) shall be treated as interest expense of the US Borrower and its Subsidiaries for purposes of this definition regardless of the treatment of such amounts under GAAP, PLUS
(c) the aggregate amount of all cash Dividends paid by the US Borrower to Holdings for such period pursuant to Section 7.06(b) to the extent such Dividends were used to make interest payments on any outstanding Holdings Shareholder Subordinated Notes, in each case payable or paid in cash in such period and net of the total consolidated cash interest income of the US Borrower and its Subsidiaries for such period, but excluding the amortization of (i) any deferred financing costs and (ii) any costs in respect of any Interest Rate Protection Agreement. Notwithstanding anything to the contrary contained above, to the extent Consolidated Interest Expense is to be determined for any Test Period that ends prior to the first anniversary of the Initial Borrowing Date, Consolidated Interest Expense for all portions of such period occurring prior to the Initial Borrowing Date shall be calculated in accordance with the definition of Test Period contained herein.

     "CONSOLIDATED NET INCOME" shall mean, for any period, the remainder of (a) the net after-tax income of the US Borrower and its Subsidiaries determined on a consolidated basis, without giving effect to (without duplication) (i) (A) any after-tax nonrecurring gains or losses or after-tax items classified as extraordinary gains or losses and (B) any other nonrecurring cash and non-cash expenses incurred or payments made by the US Borrower and its Subsidiaries in connection with the Transaction, (ii) any transition expenses (including, without limitation, severance expenses) incurred as a direct result of the transition of the US Borrower to an independent operating company in connection with the Transaction (provided that with respect to any nonrecurring transition expenses, the US Borrower shall have delivered to the Administrative Agent a certificate specifying and quantifying such expenses and stating that same is a transition expense), (iii) the establishment of accruals and reserves within twelve months of the Initial Borrowing Date that are required to be so established in accordance with GAAP with respect to the condition of the business of the US Borrower and its Subsidiaries in existence on the Initial Borrowing Date, (iv) gains and losses from the sale or disposition of assets (other than sales or dispositions of inventory, equipment, raw materials and supplies in the ordinary course of business) by the US Borrower and its Subsidiaries and (v) expenses of the US Borrower and its Subsidiaries incurred to replace or repair damage to property of the US Borrower and its Subsidiaries that is the subject of any non-recurring event referred to in the definition of the term Recovery Event to the extent such expenses exceed $1,000,000 during any period of four consecutive fiscal quarters of the US Borrower and to the extent insurance proceeds are not received in respect thereof MINUS (b) the aggregate amount of all Dividends paid by the US Borrower to Holdings for such period pursuant to Section 7.06(b) (to the extent attributable to interest payments on any outstanding Holdings Shareholder Subordinated Notes), (f) and (g) (in each case to the extent that such amounts were not already deducted in determining the net after-tax income of the US Borrower and its Subsidiaries for such period); PROVIDED that the following items shall be excluded in computing Consolidated Net Income (without duplication): (i) the net income or net losses of any Person in which any other Person or Persons (other than the US Borrower and its Wholly-Owned Subsidiaries) has an equity interest or interests, except to the extent of the amount of dividends or other distributions actually paid to the US Borrower or such Wholly-Owned Subsidiaries by such Person during such period, (ii) except for determinations expressly required to be made on a Pro Forma Basis, the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or all or substantially all of the property or assets of such Person are acquired by a Subsidiary and (iii) the net income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such net income is not at the time permitted by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary.

     "CONSOLIDATED SENIOR DEBT" shall mean, at any time, (a) Consolidated Debt LESS (b) the sum of (i) the aggregate outstanding principal amount of the Senior Subordinated Notes at such time, (ii) the aggregate principal amount of all other subordinated debt incurred pursuant to Section 7.04(f) or (o) and outstanding at such time and otherwise included in Consolidated Debt and (iii) the aggregate liquidation preference of all Disqualified Preferred Stock issued pursuant to Section 7.13(c) and otherwise included in Consolidated Debt.

     "CONTINGENT OBLIGATIONS" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guaranty any Indebtedness, leases, dividends or other obligations ("PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection or standard contractual indemnities entered into, in each case in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     "CONTINUING DIRECTORS" shall mean the directors of Holdings on the Initial Borrowing Date and each other director if such director's nomination for the election to the Board of Directors of Holdings is recommended by a majority of the then Continuing Directors.

     "CONTRACT PERIOD" shall mean, with respect to any B/A, the period commencing on the date such B/A is issued and accepted and ending on the date 30, 60, 90, 180, 270 or 360 days thereafter, as the Canadian Borrower may elect (in each case subject to availability); PROVIDED that if such Contract Period would end on a day other than a Business Day, such Contract Period shall be extended to the next succeeding Business Day.

     "CREDIT DOCUMENTS" shall mean this Agreement, the Notes, each Guaranty and each Security Document.

     "CREDIT EVENT" shall mean the making of a Loan or the issuance of a Letter of Credit or a B/A Drawing.

     "CREDIT PARTY" shall mean, collectively, each US Credit Party and each Foreign Credit Party.

     "DECREASING TERM LENDER" shall have the meaning provided in the Master Assignment Agreement.

     "DEFAULT" shall mean any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

     "DEFAULTING LENDER" shall mean any Lender with respect to which a Lender Default is in effect.

     "DEPARTING LENDER" shall have the meaning provided in the Master Assignment Agreement.

     "DISCOUNT NOTES" shall mean any 13 3/4% unsecured, subordinated Discount Notes, issued in exchange for shares of Initial Preferred Stock pursuant to the terms of such Initial Preferred Stock (which Discount Notes shall not be guaranteed or supported in any way by any subsidiary of Holdings).

     "DISCOUNT PROCEEDS" shall mean, with respect to any B/A, an amount in Canadian Dollars (rounded upward, if necessary, to the nearest C$0.01) calculated by multiplying (a) the face amount of such B/A by (b) the quotient obtained by dividing (i) one by (ii) the sum of (A) one and (B) the product of
(1) the Discount Rate (expressed as a decimal) applicable to such B/A and (2) a fraction of which the numerator is the Contract Period applicable to such B/A and the denominator is 365, with such quotient being rounded upward or downward to the fifth decimal place and .000005 being rounded upward.

     "DISCOUNT RATE" shall mean, with respect to a B/A being accepted and purchased on any day, (a) for a Lender that is a Schedule I Lender, (i) the CDOR Rate applicable to such B/A or, (ii) if the discount rate for a particular Contract Period is not quoted on the Reuters Screen CDOR Page, the arithmetic average (as determined by the Canadian Agent) of the percentage discount rates (expressed as a decimal and rounded upward, if necessary, to the nearest 1/100 of 1%) quoted to the Canadian Agent by the Schedule I Reference Lenders as the percentage discount rate at which each such Schedule I Reference Lender would, in accordance with its normal practices, at approximately 10:00 a.m., Toronto time, on such day, be prepared to purchase bankers' acceptances accepted by such
Schedule I Reference Lender having a face amount and term comparable to the face amount and Contract Period of such B/A, and (b) for a Lender that is a Schedule II Lender or a Schedule III Lender, the lesser of (i) the CDOR Rate applicable to such B/A PLUS 0.10% per annum and (ii) the arithmetic average (as determined by the Canadian Agent) of the percentage discount rates (expressed as a decimal and rounded upward, if necessary, to the nearest 1/100 of 1%) quoted to the Canadian Agent by the Schedule II Reference Lenders as the percentage discount rate at which each such Schedule II Reference Lender would, in accordance with its normal practices, at approximately 10:00 a.m., Toronto time, on such day, be prepared to purchase bankers' acceptances accepted by such bank having a face amount and term comparable to the face amount and Contract Period of such B/A.

     "DISQUALIFIED PREFERRED STOCK" shall mean any Preferred Stock of Holdings other than Qualified Preferred Stock.

     "DIVIDEND" shall have the meaning provided in the preamble to Section 7.06.

     "DOCUMENTS" shall mean and include (a) the Credit Documents, (b) the Merger Documents, (c) the Senior Subordinated Note Documents, (d) the Initial Preferred Stock Documents, (e) the Seller Note, (f) the Canadian Intercompany Note, (g) the UK Intercompany Note and (h) all other documents, agreements and instruments executed in connection with the Transaction.

     "DOMESTIC SUBSIDIARY" shall mean each Subsidiary of Holdings (other than the US Borrower) incorporated or organized in the United States or any State thereof or the District of Columbia.

     "EFFECTIVE DATE" shall mean November 28, 2001.

     "ELIGIBLE TRANSFEREE" shall mean and include a commercial bank, insurance company, mutual fund, financial institution, a finance company, a "QUALIFIED INSTITUTIONAL BUYER" (as defined in Rule 144A of the Securities Act), any fund that invests in bank loans or any other

"ACCREDITED INVESTOR" (as defined in Regulation D of the Securities Act) (other than an individual).

     "EMU LEGISLATION" shall mean the legislative measures of the European Union for the introduction of, changeover to or operation of a single or unified European currency.

     "END DATE" shall have the meaning provided in the definition of "APPLICABLE RATE."

     "ENVIRONMENTAL CLAIMS" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, orders, directives, claims, liens, notices of non-compliance or violation, investigations or proceedings (hereafter, "CLAIMS"), including, without limitation, any and all Claims by Governmental Authorities or any other third parties for enforcement, cleanup, removal, response, or any other remedial actions or seeking, fines, penalties, contribution, indemnification, cost recovery, natural resource damages compensation or any other damages or injunctive relief, resulting in any way from or relating to (a) the non-compliance (or alleged non-compliance) with any Environmental Law or any permit issued under any Environmental Law, (b) the presence, use, handling, transportation, storage, Release or threatened Release of or exposure to any Hazardous Materials or (c) the alleged injury or threat of injury to health, safety or the environment.

     "ENVIRONMENTAL LAW" shall mean any federal, state, provincial, foreign or local policy, statute, law, rule, regulation, ordinance, code or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment (for purposes of this definition (collectively, "LAWS")), relating to the environment, Hazardous Materials, the preservation or reclamation of natural resources or health and safety to the extent such health and safety issues arise under the Occupational Safety and Health Act of 1970, as amended, or any such similar Laws.

     "EQUITY CONTRIBUTION" shall have the meaning provided in Section 3.08(a).

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

     "ERISA AFFILIATE" shall mean each person (as defined in Section 3(9) of ERISA) that together with Holdings or a Subsidiary of Holdings would be deemed to be a "SINGLE EMPLOYER" within the meaning of Section 414(b), (c), (m) or (o) of the Code.

     "EURO" shall mean the single currency of the European Union as constituted by the Treaty on European Union and as referred to in the EMU Legislation.

     "EURODOLLAR RATE" shall mean (a) relative to any Interest Period for a Borrowing of a Eurodollar Loan, (i) the interest rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) for deposits in US Dollars in respect of US Dollar Loans and for deposits in Sterling in respect of Sterling Loans for a period equal to the relevant Interest Period that appears on Telerate Page 3750 (or any successor page) at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the commencement of such Interest Period for a term comparable to such Interest Period, (ii) to the extent that an interest rate is not ascertainable pursuant to preceding clause (i), the interest rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) for deposits in US Dollars for a period equal to the relevant Interest Period that appears on the Reuters Screen LIBO Page (or any successor page) (or, if more than one such rate appears on such page, the arithmetic mean of all such rates) at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the commencement of such Interest Period for a term comparable to such Interest Period or (iii) to the extent that an interest rate is not ascertainable pursuant to preceding clause (i) or (ii), the arithmetic average (rounded upwards, if necessary, to the nearest 1/100 of 1%) of the offered quotation to first-class banks in the London interbank Eurodollar market by the Administrative Agent for deposits in US Dollars in respect of US Dollar Loans and for deposits in Sterling in respect of Sterling Loans of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of the Administrative Agent with terms comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 11:00 a.m. (London time) on the date that is two Business Days prior to the commencement of such Interest Period, divided (in any case) by (b) a percentage equal to 100% MINUS the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D) or in effect in Canada or the United Kingdom and to which Canadian Lenders or UK Lenders, as applicable, are subject for any category of deposits or liabilities customarily used to fund loans in the applicable currency or by reference to which interest rates applicable to loans in the applicable currency are determined in the applicable jurisdiction.

     "EVENT OF DEFAULT" shall have the meaning provided in Article VIII.

     "EXCESS CASH FLOW" shall mean, for any period, the remainder of (a) the sum of (i) Adjusted Consolidated Net Income for such period, and (ii) the decrease, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period, MINUS (b) the sum of (i) the amount of Capital Expenditures made by the US Borrower and its Subsidiaries on a consolidated basis during such period pursuant to and in accordance with Sections 7.11(a) and (b), except to the extent financed with the proceeds of Indebtedness (other than the proceeds of Revolving Loans or Swingline Loans) or pursuant to Capitalized Lease Obligations, (ii) the aggregate amount of permanent principal payments of Indebtedness for borrowed money of the US Borrower and its Subsidiaries and the permanent repayment of the principal component of Capitalized Lease Obligations of the US Borrower and its Subsidiaries (excluding (A) payments with proceeds of asset sales, (B) payments with the proceeds of Indebtedness or equity and (C) payments of Loans, B/As or other Obligations; PROVIDED that repayment of Loans shall be deducted in determining Excess Cash Flow if such payments were required as a result of a Scheduled Repayment under Section 2.12(b)) during such period,
(iii) the increase, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period and (iv) without duplication of amounts deducted in the preceding clauses (b)(i), (ii) and (iii), the amount of cash expended in respect of Permitted Acquisitions during such period, except to the extent financed with Indebtedness, equity or Net Sale Proceeds of Asset Sales (in the case of such Net Sales Proceeds, to the extent the amount of prepayments required pursuant to Section 2.12(c) is reduced as a result of such Permitted Acquisitions having been made).

                  "EXCESS CASH FLOW PAYMENT DATE" shall mean the date occurring 90 days after the last day of a fiscal year of the US Borrower (beginning with the US Borrower's fiscal year ending on December 31, 2002).

                  "EXCESS CASH FLOW PAYMENT PERIOD" shall mean, (a) with respect to the repayment required on the first Excess Cash Flow Payment Date, the period from the Initial Borrowing Date to December 31, 2002, and (b) with respect to the repayment required on each successive Excess Cash Flow Payment Date, the immediately preceding fiscal year of the US Borrower.

                  "EXCHANGE SENIOR SUBORDINATED NOTES" shall mean Senior Subordinated Notes that are substantially identical securities to the Senior Subordinated Notes issued on or prior to the Initial Borrowing Date, which Exchange Senior Subordinated Notes shall be issued pursuant to a registered exchange offer or private exchange offer for the Senior Subordinated Notes and pursuant to the Senior Subordinated Notes Indenture. In no event will the issuance of any Exchange Senior Subordinated Notes increase the aggregate principal amount of Senior Subordinated Notes then outstanding or otherwise result in an increase in an interest rate applicable to the Senior Subordinated Notes.

                  "EXCLUDED ASSETS" shall have the meaning provided in the Merger Agreement.

                  "EXCLUDED SUBSIDIARIES" shall have the meaning provided in the Merger Agreement.

                  "EXCLUDED TAXES" shall mean, with respect to any Agent, any Lender, the Letter of Credit Issuer or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income (including alternative minimum tax) by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or in which it is engaged in business or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Non-US Lender or a Foreign Lender (other than an assignee pursuant to a request by a Borrower under Section 2.20(b) or 10.11(b)), any withholding tax that (i) is in effect and would apply to amounts payable to such Non-US Lender or Foreign Lender at the time such Non-US Lender or Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Non-US Lender or Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrowers with respect to any withholding tax pursuant to Section 2.18(a), or (ii) is attributable to such Foreign Lender's failure to comply with Section 2.18(e) or 2.18(f), as applicable.

                  "EXISTING CREDIT AGREEMENT" shall mean the Credit Agreement, dated as of November 28, 2001, among Holdings, the Borrowers, the lenders party thereto, the Administrative Agent, the Canadian Agent, and the UK Agent.

                  "EXISTING INDEBTEDNESS" shall mean all Indebtedness of Holdings and its Subsidiaries that is repaid on the Initial Borrowing Date.

                  "EXISTING LETTERS OF CREDIT" shall mean each letter of credit previously issued for the account of, or guaranteed by, any Borrower or any Subsidiary of any Borrower that (a) is outstanding on the Effective Date and (b) is listed on Schedule 2.05.

                  "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "FOREIGN CREDIT PARTY" shall mean the Canadian Borrower, the UK Borrower and each other Guarantor that is also a Foreign Subsidiary of Holdings.

                  "FOREIGN GUARANTY" shall have the meaning provided in
Section 3.12.

                  "FOREIGN LENDER" shall mean, as to the Canadian Borrower, any Lender that is not a resident of Canada for purposes of the Canadian Tax Act, and as to the UK Borrower, any Lender that is neither a resident in the United Kingdom nor is liable for the United Kingdom corporation tax with respect to any payment to be made by or on account of any obligation of the UK Borrower.

                  "FOREIGN MORTGAGED PROPERTY" shall mean any Mortgaged Property located outside the United States or any State thereof.

                  "FOREIGN OBLIGATIONS" shall have the meaning provided in the applicable Foreign Guaranty.

                  "FOREIGN PENSION PLAN" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by Holdings or any one or more of its Subsidiaries primarily for the benefit of employees of Holdings or any of its Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

                  "FOREIGN PERFECTION CERTIFICATE" shall mean a certificate in the form attached to each Foreign Security Agreement, with such modifications to such form as the Collateral Agent may reasonably request, or any other form approved by the Collateral Agent.

                  "FOREIGN PLEDGE AGREEMENTS" shall have the meaning provided in
Section 3.09.

                  "FOREIGN SECURITY AGREEMENTS" shall have the meaning provided in Section 3.10.

                  "FOREIGN SUBSIDIARY" shall mean, as to any Person, each Subsidiary of such Person that is not a Domestic Subsidiary.

                  "FOREIGN UNRESTRICTED SUBSIDIARY" shall mean each Unrestricted Subsidiary that is incorporated under the laws of any jurisdiction other than the United States, any State thereof or the District of Columbia.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time; it being understood and agreed that determinations in accordance with GAAP for purposes of Article VII, including defined terms as used therein, are subject (to the extent provided therein) to Section 10.06(a).

                  "GOVERNMENTAL AUTHORITY" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "GUARANTIES" shall mean and include each of the US Collateral and Guaranty Agreement, the Foreign Guaranty and each Additional Security and Guaranty Document that is a guaranty agreement entered into pursuant to Section
6.11 and/or 6.12.

                  "GUARANTORS" shall mean and include each of Holdings and the US Borrower (in their capacity as a guarantor under the US Collateral and Guaranty Agreement), the Canadian Borrower and the UK Borrower (in their capacity as guarantor under the Foreign Guaranty) and each of the other Subsidiaries of Holdings that has executed the US Collateral and Guaranty Agreement or the Foreign Guaranty on the Initial Borrowing Date and any other Subsidiary of Holdings that has entered into the US Collateral and Guaranty Agreement or the Foreign Guaranty pursuant to Sections 6.11 and/or 6.12

                  "HAZARDOUS MATERIALS" shall mean (a) any petrochemical or petroleum products or byproducts, radioactive materials, asbestos, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials or substances prohibited, limited or regulated by or pursuant to any Environmental Law.

                  "HIGHEST APPLICABLE RATES" shall have the meaning provided in the definition of the term Applicable Rate.

                  "HOLDINGS" shall mean Salt Holdings Corporation, a Delaware corporation.

                  "HOLDINGS COMMON STOCK" shall have the meaning provided in
Section 5.13.

                  "HOLDINGS DISTRIBUTION" shall have the meaning provided in
Section 5.05.

                  "HOLDINGS SHAREHOLDER SUBORDINATED NOTE" shall mean an unsecured junior subordinated note issued by Holdings (and not guaranteed or supported in any way by any Subsidiary of Holdings) in the form of Exhibit J.

                  "INCREASING TERM LENDER" shall have the meaning provided in the Master Assignment Agreement.

                  "INDEBTEDNESS" of any Person shall mean, without duplication,
(a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) the deferred purchase price of assets or services payable to the sellers thereof or any of such seller's assignees that in accordance with GAAP would be shown as a long-term liability on the liability side of the balance sheet of such Person but excluding deferred rent as determined in accordance with GAAP, (d) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (e) the face amount of all bankers' acceptances and all obligations of such Person, contingent or otherwise, in respect of bankers' acceptances, (f) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed, (g) all Capitalized Lease Obligations of such Person, (h) all obligations under Interest Rate Protection Agreements and Other Hedging Agreements and (i) all Contingent Obligations of such Person; PROVIDED that Indebtedness shall not include account payables and accrued expenses, in each case arising in the ordinary course of business.

                  "INDEMNIFIED TAXES" shall mean Taxes other than Excluded
Taxes.

                  "INITIAL BORROWING DATE" shall mean the date upon which the initial Borrowing of Loans and/or incurrence of B/A Drawings occurs.

                  "INITIAL PREFERRED STOCK" shall mean the Qualified Preferred Stock issued by Holdings on the Initial Borrowing Date pursuant to the Merger Agreement (and shall include Qualified Preferred Stock issued as dividends thereon in accordance with the terms thereof).

                  "INITIAL PREFERRED STOCK DOCUMENTS" shall mean all agreements and other documents governing, or relating to, the Initial Preferred Stock.

                  "INTERCOMPANY LOAN" shall have the meaning provided in
Section 7.05(f).

                  "INTERCOMPANY NOTES" shall mean promissory notes, in the form of Exhibit K, evidencing Intercompany Loans.

                  "INTEREST ELECTION REQUEST" shall mean a request by a Borrower to convert or continue a Revolving Borrowing or B/A Drawing in accordance with
Section 2.08.

                  "INTEREST PAYMENT DATE" shall mean (a) with respect to any Base Rate Loan (other than a Swingline Loan) or Canadian Prime Rate Loan, the last day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid; PROVIDED, that if any such Interest Payment Date referred to in clause (a) or (c) above is not a Business Day, the "Interest Payment Date" shall be the next succeeding Business Day.

                  "INTEREST PERIOD" shall mean, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter (or nine or twelve months thereafter if, at the time of the relevant Borrowing, all Lenders participating therein agree to make an interest period of such duration available), as the applicable Borrower may elect; PROVIDED, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

                  "INTEREST RATE PROTECTION AGREEMENT" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

                  "INVESTCO" shall mean YBR Holdings LLC, a Delaware limited liability company.

                  "INVESTMENT" shall have the meaning provided in the preamble to Section 7.05.

                  "JOINT VENTURE" shall mean any Person, other than an individual or a Wholly-Owned Subsidiary of the US Borrower, (a) in which the US Borrower or any of its Subsidiaries holds or acquires an ownership interest (whether by way of capital stock, partnership or limited liability company interest, or other evidence of ownership) and (b) that is engaged in a Permitted Business.

                  "JUDGMENT CURRENCY" shall have the meaning provided in Section 10.18(a).

                  "JUDGMENT CURRENCY CONVERSION DATE" shall have the meaning provided in Section 10.18(a).

                  "LC DISBURSEMENT" shall mean a payment made by the Letter of Credit Issuer pursuant to a Letter of Credit.

                  "LC EXPOSURE" shall mean, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time PLUS
(b) the aggregate amount of all LC Disbursements that have not yet been Wreimbursed by or on behalf of the US Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be the sum of (i) for each Letter of Credit, such Revolving Lender's participation (calculated as set forth in Section 2.05(d)) in the undrawn amount of such Letter of Credit at such time PLUS (ii) for each LC Disbursement, such Revolving Lender's participation (calculated as set forth in Section 2.05(d)) in such LC Disbursement to the extent not yet reimbursed by or on behalf of the US Borrower at such time.

                  "LC RESERVE ACCOUNT" shall have the meaning provided in
Section 2.21(c).

                  "LEASEHOLD" of any Person shall mean all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

                  "LENDER" shall have the meaning provided in the first paragraph of this Agreement.

                  "LENDER DEFAULT" shall mean (a) the refusal (that has not been retracted) of a Lender to make available its portion of any Borrowing or B/A Drawing or to fund its portion of any unreimbursed payment under Section 2.05 or
(b) a Lender having notified the Administrative Agent and/or any Borrower that it does not intend to comply with the obligations under Section 2.01 or 2.05, in the case of either clause (a) or (b) above as a result of the appointment of a receiver or conservator with respect to such Lender at the direction or request of any regulatory agency or authority.

                  "LETTER OF CREDIT" shall mean any letter of credit issued pursuant to this Agreement and each Existing Letter of Credit.

                  "LETTER OF CREDIT ISSUER" shall mean Chase and any other Lender that, at the request of the US Borrower and with the consent of the Administrative Agent, agrees in such Lender's sole discretion to become a Letter of Credit Issuer for purposes of issuing Letters of Credit pursuant to Article
II. The Letter of Credit Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Letter of Credit Issuer, in which case the term "LETTER OF CREDIT ISSUER" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate; PROVIDED that any such arrangement shall not relieve or reduce the Letter of Credit Issuer's obligation to issue Letters of Credit hereunder.

                  "LETTER OF CREDIT REQUEST" shall have the meaning provided in
Section 2.05(b).

                  "LIEN" shall mean any mortgage, pledge, security interest, encumbrance, lien, hypothec or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any similar recording or notice statute, and any lease having substantially the same effect as the foregoing).

                  "LOAN" shall mean each Term Loan, each Revolving Loan and each Swingline Loan.

                  "LOCAL TIME" shall mean (a) with respect to a Loan or Borrowing made to the US Borrower, New York City time, (b) with respect to a Loan or Borrowing made to the Canadian Borrower or a B/A, Toronto time and (c) with respect to a Loan or Borrowing made to the UK Borrower, London time.

                  "MANAGEMENT AGREEMENTS" shall have the meaning provided in
Section 3.14(b).

                  "MANAGEMENT PARTICIPANTS" shall mean members of senior management of Holdings and its Subsidiaries acceptable to the Agents.

                  "MANAGEMENT ROLLOVER AMOUNT" shall mean the aggregate amount, not in excess of $4,000,000, of certain sales and retention bonuses and other amounts elected by management of the US Borrower to be transferred to deferred compensation accounts under the Senior Executive Plan.

                  "MARGIN STOCK" shall have the meaning provided in Regulation U.

                  "MASTER ASSIGNMENT AGREEMENT" shall mean the Master Assignment Agreement in the form of Exhibit L.

                  "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the business, condition (financial or otherwise), prospects or results of operations of the US Borrower and its Subsidiaries taken as a whole or Holdings and its Subsidiaries taken as a whole (other than in respect of the Excluded Subsidiaries and Excluded Assets), in each case since June 30, 2001.

                  "MATURITY DATE," with respect to any Tranche of Loans, shall mean the Term Loan Maturity Date, the Revolving Loan Maturity Date or the Swingline Expiry Date, as the case may be.

                  "MAXIMUM PERMITTED ACQUISITION LEVERAGE RATIO" shall mean, at any time, the maximum Adjusted Total Leverage Ratio that may exist pursuant to
Section 7.10 without giving rise to a Default or an Event of Default at such time, adjusted by reducing the ratio appearing in such maximum Adjusted Total Leverage Ratio by 0.25.

                  "MAXIMUM PERMITTED CONSIDERATION" shall mean, with respect to any Permitted Acquisition, the sum (without duplication) of (a) the aggregate liquidation preference of Preferred Stock issued by Holdings as consideration in connection with such Permitted Acquisition, (b) the aggregate principal amount of Permitted Acquired Debt acquired or assumed by Holdings or any of its Subsidiaries in connection with such Permitted Acquisition, (c) the aggregate principal amount of all cash paid (or to be paid) by Holdings or any of its Subsidiaries in connection with such Permitted Acquisition (including payments of fees and costs and expenses in connection therewith), (d) the aggregate principal amount of all other Indebtedness assumed, incurred and/or issued in connection with such Permitted Acquisition and (e) the fair market value (determined in good faith by senior management of Holdings) of all other consideration payable in connection with such Permitted Acquisition (other than Holdings Common Stock).

                  "MERGER" shall have the meaning provided in Section 3.08(a).

                  "MERGER AGREEMENT" shall mean the merger agreement dated as of October 13, 2001, entered into among Holdings, the US Borrower, IMC Global, Inc., YBR Holdings LLC and YBR Acquisition Corp.

                  "MERGER CONSIDERATION" shall have the meaning provided in
Section 3.08(a).

                  "MERGER DOCUMENTS" shall mean and include (a) the Merger Agreement and (b) all other agreements and documents governing, or relating to, the Merger.

                  "MERGER TRANSACTIONS" shall mean the Stock Purchase, the Merger, the Equity Contribution, the repayment of Existing Indebtedness, the payment of the Stock Purchase Price and the Merger consideration and the issuance of the Seller Note, the common stock of Holdings and the Initial Preferred Stock pursuant to the Merger Agreement and the other transactions contemplated by the Merger Agreement.

                  "MOODY'S" shall mean Moody's Investors Service, Inc.

                  "MORTGAGE" shall mean a mortgage, leasehold mortgage, deed of trust, leasehold deed of trust, deed to secure debt, leasehold deed to secure debt or similar security instrument.

                  "MORTGAGE POLICY" shall mean a mortgage title insurance policy or a binding commitment with respect thereto.

                  "MORTGAGED PROPERTY" shall mean any Real Property owned or leased by a Credit Party that is encumbered (or required hereunder to be encumbered) by a Mortgage and that is owned or leased by a Credit Party.

                  "MULTI-CURRENCY COMMITMENT" shall mean a Canadian Revolving Loan Sub-Commitment and a UK Revolving Loan Sub-Commitment.

                  "MULTI-CURRENCY LENDER" shall mean a Canadian Lender and a UK Lender.

                  "MULTIEMPLOYER PLAN" shall mean any multiemployer plan as defined in Section 4001(a)(3) of ERISA and that is a pension plan as defined in
Section 3(2) of ERISA that is maintained or contributed to by (or to which there is an obligation to contribute of) Holdings, a Subsidiary of Holdings or an ERISA Affiliate, and each such plan for the five-year period immediately following the latest date on which Holdings, a Subsidiary of Holdings or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

                  "NET CASH PROCEEDS" shall mean for any event requiring a repayment of Term Loans pursuant to Section 2.12 (other than from any Asset
Sale), the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such event, net of reasonable transaction costs (including, as applicable, any underwriting, brokerage or other customary commissions and reasonable legal, advisory and other fees and expenses associated therewith) received from any such event.

                  "NET SALE PROCEEDS" shall mean for any sale of assets, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from any sale of assets, net of (a) reasonable transaction costs (including, without limitation, any underwriting, brokerage or other customary selling commissions and reasonable legal, advisory and other fees and expenses, including title and recording expenses, associated therewith) and payments of unassumed liabilities relating to the assets sold at the time of, or within 30 days after, the date of such sale, (b) the amount of such gross cash proceeds required to be used to repay any Indebtedness (other than Indebtedness of the Lenders pursuant to this Agreement) that is secured by the respective assets that were sold, and (c) the estimated marginal increase in income taxes that will be payable by Holdings's consolidated group with respect to the fiscal year in which the sale occurs as a result of such sale; PROVIDED, HOWEVER, that such gross proceeds shall not include any portion of such gross cash proceeds that Holdings determines in good faith should be reserved for post-closing adjustments (including indemnification payments) (in the event such amount of gross cash proceeds so reserved exceeds $50,000, to the extent the US Borrower delivers to the Lenders a certificate signed by its chief financial officer or treasurer, controller or chief accounting officer as to such determination), it being understood and agreed that on the day that all such post-closing adjustments have been determined (which shall not be later than six months following the date of the respective asset sale), the amount (if any) by which the reserved amount in respect of such sale or disposition exceeds the actual post-closing adjustments payable by Holdings or any of its Subsidiaries shall constitute Net Sale Proceeds on such date received by Holdings and/or any of its Subsidiaries from such sale, lease, transfer or other disposition. The parties hereto acknowledge and agree that Net Sale Proceeds shall not include any trade-in- credits or purchase price reductions received by Holdings or any of its Subsidiaries in connection with an exchange of equipment for replacement equipment that is the functional equivalent of such exchanged equipment.

                  "NON-CREDIT PARTY" shall mean any Subsidiary of Holdings that is not a Credit Party.

                  "NON-DEFAULTING LENDER" shall mean each Lender other than a Defaulting Lender.

                  "NON-US LENDER" shall have the meaning provided in Section 2.18(e).

                  "NON-WHOLLY-OWNED ENTITY" shall have the meaning provided in the definition of Permitted Acquisition.

                  "NOTE" shall mean each Term Note, each Revolving Note and/or each Swingline Note, as the context may require.

                  "NOTICE OF BORROWING" shall mean a request by a Borrower for a Borrowing in accordance with Section 2.03.

                  "NOTICE OFFICE" shall mean (a) except as provided in clauses
(b), (c) and (d) below, the office of the Administrative Agent, located at One Chase Manhattan Plaza, New York, New York, 10081, Attention: Janet Belden, or such other office or offices as the Administrative Agent may designate in writing to the Borrowers and the Lenders from time to time, (b) in the case of Letters of Credit, the office of the respective Letter of Credit Issuer designated in writing by such Letter of Credit Issuer, with a copy to the Administrative Agent at One Chase Manhattan Plaza, New York, New York, 10081,
Attention: Janet Belden, (c) in the case of B/As and Canadian Revolving Loans, the office of the Canadian Agent at South Tower, Royal Bank Plaza, Suite 1800, 200 Bay St., Toronto, Ontario, Canada, M5J 2J2, Attention: Funding Officer,
Phone: 416-981-9235, Fax: 416-981-9128, or as otherwise designated in writing by the Canadian Agent to the US Borrower and the Administrative Agent, with a copy (in each case) to the Administrative Agent at One Chase Manhattan Plaza, New York, New York, 10081, Attention: Janet Belden and (d) in the case of UK Revolving Loans, the office of the UK Agent at 9 Thomas Moore Street, London, UK, Attention: Steve Clarke, Fax: +44 207 777 2360, or as otherwise designated in writing by the UK Agent to the US Borrower and the Administrative Agent, with a copy to the Administrative Agent at One Chase Manhattan Plaza, New York, New York, 10081, Attention: Janet Belden.

                  "OBLIGATION CURRENCY" shall have the meaning provided in
Section 10.18(a).

                  "OBLIGATIONS" shall have the meaning provided in the US Collateral and Guaranty Agreement.

                  "OFFERING MEMORANDUM" shall mean the US Borrower's Offering Memorandum, dated November 15, 2001, relating to the offering and sale of the Senior Subordinated Notes on the Initial Borrowing Date.

                  "OTHER HEDGING AGREEMENTS" shall mean (a) any foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against fluctuations in currency values and (b) any Commodity Agreements.

                  "OTHER TAXES" shall mean any and all present or future recording, stamp, documentary, excise, transfer, sales or similar taxes, charges or levies arising from any payment made under any Credit Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Credit Document.

                  "PARTICIPANT" shall have the meaning provided in Section 2.05(d).

                  "PAYMENT OFFICE" shall mean (a) except as provided in clauses
(b), (c) and (d) below, the office of the Administrative Agent, located at One Chase Manhattan Plaza, New York, New York, 10081, Attention: Janet Belden, or such other office or offices as the Administrative Agent may designate in writing to the Borrowers and the Lenders from time to time, (b) in the case of Letters of Credit, the office of the respective Letter of Credit Issuer designated in writing by such Letter of Credit Issuer, with a copy to the Administrative Agent at One Chase Manhattan Plaza, New York, New York, 10081,
Attention: Janet Belden, (c) in the case of B/As and Canadian Revolving Loans, the office of the Canadian Agent at South Tower, Royal Bank Plaza, Suite 1800, 200 Bay St., Toronto, Ontario, Canada, M5J 2J2, Attention: Funding Officer,
Phone: 416-981-9235, Fax: 416-981-9128, or as otherwise designated in writing by the Canadian Agent to the US Borrower and the Administrative Agent, with a copy (in each case) to the Administrative Agent at One Chase Manhattan Plaza, New York,

New York, 10081, Attention: Janet Belden and (d) in the case of UK Revolving Loans, the office of the UK Agent at 9 Thomas Moore Street, London, UK,
Attention: Steve Clarke, Fax: +44 207 777 2360, or as otherwise designated in writing by the UK Agent to the US Borrower and the Administrative Agent, with a copy to the Administrative Agent at One Chase Manhattan Plaza, New York,
New York, 10081, Attention: Janet Belden.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                  "PERFECTION CERTIFICATE" shall mean each of the US Perfection Certificate and each Foreign Perfection Certificate.

                  "PERMITTED ACQUIRED DEBT" shall have the meaning provided in
Section 7.04(d).

                  "PERMITTED ACQUISITION" shall mean the acquisition by the US Borrower or any of its Wholly-Owned Subsidiaries of assets constituting a business, division or product line of any Person not already a Subsidiary of the US Borrower or such Wholly-Owned Subsidiary or of 100% of the capital stock or other equity interests of any such Person; PROVIDED that (a) the consideration paid by the US Borrower or such Wholly-Owned Subsidiary consists solely of cash (including proceeds of Revolving Loans), the issuance of Holdings Common Stock, the issuance of any Qualified Preferred Stock or Disqualified Preferred Stock otherwise permitted pursuant to Section 7.13, the issuance of Indebtedness otherwise permitted in Section 7.04 (including Permitted Subordinated Indebtedness) and the assumption/acquisition of any Permitted Acquired Debt (calculated in accordance with GAAP) relating to such business, division, product line or Person that is permitted to remain outstanding in accordance with the requirements of Section 7.04, (b) in the case of the acquisition of 100% of the capital stock or other equity interests of any Person, such Person (the "ACQUIRED PERSON") shall own no capital stock or other equity interests of any other Person unless either (i) the Acquired Person owns 100% of the capital stock or other equity interests of such other Person or (ii) if the Acquired Person owns capital stock or equity interests in any other Person that is not a Wholly-Owned Subsidiary of the Acquired Person (a "NON-WHOLLY-OWNED ENTITY"), both (A) the Acquired Person shall not have been created or established in contemplation of, or for purposes of, the respective Permitted Acquisition and
(B) any Non-Wholly-Owned Entity of the Acquired Person shall have been non-wholly owned prior to the date of the respective Permitted Acquisition and not created or established in contemplation thereof, (c) the assets acquired, or the business of the Acquired Person and its Subsidiaries, shall be in a Permitted Business and (d) all applicable requirements of Sections 6.14 and 7.02 applicable to Permitted Acquisitions are satisfied. Notwithstanding anything to the contrary contained in the immediately preceding sentence, an acquisition that does not otherwise meet the requirements set forth above in the definition of "PERMITTED ACQUISITION" shall constitute a Permitted Acquisition if, and to the extent, the Required Lenders agree in writing that such acquisition shall constitute a Permitted Acquisition for purposes of this Agreement.

                  "PERMITTED ACQUISITION ADDITIONAL COST-SAVINGS" shall mean, in connection with each Permitted Acquisition, those demonstrable cost-savings and other adjustments (in each case not included pursuant to clause (iii) or (iv) of the definition of Pro Forma Basis contained herein and otherwise without duplication) reasonably anticipated by the US Borrower as of any date of determination to be achieved in connection with such Permitted Acquisition for the twelve-month period following the consummation of such Permitted Acquisition, which cost-savings and other adjustments shall be estimated on a good faith basis by the US Borrower as of each date of determination and, if requested by the Administrative Agent on a timely basis, shall be verified as of such date of determination (a) by a nationally recognized accounting firm or (b) as otherwise agreed to by the Administrative Agent, in each case prior to the inclusion of the applicable cost-savings and other adjustments in the calculation of Permitted Acquisition Additional Cost-Savings. It is understood and agreed that, for the avoidance of duplication, no anticipated cost-savings or other adjustments shall be included in the calculation of Permitted Acquisition Additional Cost-Savings for any period to the extent such anticipated cost-savings or other adjustments are otherwise reflected in Consolidated EBITDA for such period by virtue of the achievement of actual cost-savings or other results that were part of the cost-savings or other adjustments anticipated to be achieved.

                  "PERMITTED BUSINESS" shall mean each business conducted by the US Borrower and its Subsidiaries on the date hereof and any other business or activities as may be substantially similar, incidental or related thereto, and reasonable extensions of the foregoing.

                  "PERMITTED DEBT" shall mean and include Permitted Acquired Debt, Permitted Subordinated Refinancing Indebtedness and Permitted Subordinated Indebtedness.

                  "PERMITTED ENCUMBRANCES" shall mean (a) those liens, encumbrances, hypothecs and other matters affecting title to any Real Property and found reasonably acceptable by the Administrative Agent, (b) as to any particular Real Property at any time, such easements, encroachments, covenants, restrictions, agreements, rights of way, minor defects, irregularities or encumbrances on title that could not reasonably be expected to materially impair such Real Property for the purpose for which it is held by the mortgagor or grantor thereof, or the lien or hypothec held by the Collateral Agent, (c) zoning and other municipal ordinances that are not violated in any material respect by the existing improvements and the present use made by the mortgagor or grantor thereof of the premises, except if permitted by a variance or "GRANDFATHER" provision, (d) general real estate taxes and assessments not yet delinquent, (e) such other items included on Schedule 5.01 hereto, and (f) such other similar items as the Administrative Agent may consent to (such consent not to be unreasonably withheld).

                  "PERMITTED HOLDERS" shall mean Apollo Group and the Management Participants (to the extent acting as a "group" within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the Effective Date).

                  "PERMITTED LIENS" shall have the meaning provided in
Section 7.03.

                  "PERMITTED SALE-LEASEBACK TRANSACTION" shall mean any sale by the US Borrower or any of its Subsidiaries of any asset first acquired by the US Borrower or such Subsidiary after the Effective Date, which asset, in each case, is thereafter leased by the purchaser thereof to the US Borrower or such Subsidiary; PROVIDED that (i) the consideration for such sale shall be entirely in cash, (ii) the consideration for such sale shall be in an amount at least equal to 85% of the aggregate amount expended by the US Borrower or such Subsidiary in so acquiring such asset, (iii) each such sale-leaseback transaction is effected within 90 days of the acquisition by the US Borrower or such Subsidiary of such asset, and (iv) in each case, the respective transaction is otherwise effected in accordance with the applicable requirements of
Section 7.02(o).

                  "PERMITTED SUBORDINATED INDEBTEDNESS" shall mean subordinated Indebtedness (other than the Senior Subordinated Notes) of the US Borrower incurred in connection with a Permitted Acquisition and in accordance with
Section 6.14, which Permitted Subordinated Indebtedness and all terms and conditions thereof (including, without limitation, the maturity thereof, the interest rate applicable thereto, amortization, defaults, remedies, voting rights, subordination provisions, etc.), and the documentation therefor, shall be reasonably satisfactory to the Administrative Agent; PROVIDED that, in any event, unless the Required Lenders otherwise expressly consent in writing prior to the incurrence thereof, (a) no such Indebtedness shall be guaranteed by Holdings or any Subsidiary thereof, (b) no such Indebtedness shall be secured by any asset of Holdings or any of its Subsidiaries and (c) such Indebtedness has substantially the same (or, from the perspective of the Lenders, more favorable) subordination (including payment blockage) provisions as are contained in the Senior Subordinated Note Documents. The incurrence of Permitted Subordinated Indebtedness shall be deemed to be a representation and warranty by Holdings and the Borrowers that all conditions thereto have been satisfied in all material respects and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Articles V and VIII.

                  "PERMITTED SUBORDINATED REFINANCING INDEBTEDNESS" shall mean Indebtedness of the US Borrower issued or given in exchange for, or all the proceeds of which are used to refinance, all of the outstanding Senior Subordinated Notes, so long as (a) such Indebtedness has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the Senior Subordinated Notes, (b) such refinancing does not (i) increase the amount of such Indebtedness outstanding immediately prior to such refinancing or
(ii) add guarantors, obligors or security from that which applied to the Senior Subordinated Notes, (c) such Indebtedness has substantially the same (or, from the perspective of the Lenders, more favorable) subordination provisions, if any, as applied to the Senior Subordinated Notes, and (d) all other terms of such refinancing (including, without limitation, with respect to the amortization schedules, redemption provisions, maturities, covenants, defaults and remedies), are not, taken as a whole, materially LESS favorable to the US Borrower and its Subsidiaries than those previously existsing with respect to the Senior Subordinated Notes.

                  "PERMITTED TRANSACTIONS" shall mean (a) the issuance by the US Borrower on or prior to the Amendment and Restatement Date of at least $75,000,000 in aggregate principal amount of Additional Senior Subordinated Notes for gross cash proceeds (prior to deduction of underwriting discounts and commissions) of at least $75,000,000 and (b) the use by the US Borrower of $74,437,500 of Net Cash Proceeds from such issuance of Additional Senior Subordinated Notes to prepay the Term Loans, in each case pursuant to Section 7.04(p) of the Existing Credit Agreement as amended and restated by this Agreement.

                  "PERSON" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any Governmental Authority.

                  "PLAN" shall mean any pension plan as defined in Section 3(2) of ERISA and that is subject to Title I of ERISA and that is maintained or contributed to by (or to which there is an obligation to contribute of) Holdings or a Subsidiary of Holdings or an ERISA Affiliate, and each such plan for the five-year period immediately following the latest date on which Holdings, or a Subsidiary of Holdings or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan but excluding all Multiemployer Plans.

                  "PLEDGED COLLATERAL" shall mean all of the "COLLATERAL" (a) as defined in Section 4.01 of the US Collateral and Guaranty Agreement and (b) as defined in any Foreign Pledge Agreement or Foreign Security Agreement.

                  "POST-CLOSING PERIOD" shall have the meaning provided in
Section 6.14(a).

                  "PREFERRED STOCK," as applied to the capital stock of any Person, shall mean capital stock of such Person (other than common stock of such Person) of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding-up of such Person, to shares of capital stock of any other class of such Person, and shall include the Initial Preferred Stock and any other Qualified Preferred Stock and Disqualified Preferred Stock.

                  "PRIME RATE" shall mean the rate that Chase announces from time to time as its prime lending rate, the Prime Rate to change when and as such prime lending rate changes. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.

                  "PRINCIPAL AMOUNT" shall mean (a) the stated amount of each US Dollar Loan and/or (b) the US Dollar Equivalent of the stated amount of each Loan other than a US Dollar Loan, as the context may require.

                  "PRO FORMA BASIS" shall mean, in connection with any calculation of compliance with any financial covenant or financial term, the calculation thereof after giving effect on a pro forma basis to (without duplication) (a) if the relevant period to be tested includes any period prior to the Initial Borrowing Date, the consummation of the Transaction as if the same had occurred on the first day of such period, (b) the incurrence of any Indebtedness (other than revolving Indebtedness, except to the extent same is incurred to finance the Transaction, to refinance other outstanding Indebtedness (including to refinance any outstanding Indebtedness of an Unrestricted Subsidiary at the time same is designated as a Subsidiary pursuant to a Subsidiary Redesignation) or to finance Permitted Acquisitions) or issuance of any Preferred Stock (other than Qualified Preferred Stock of Holdings) after the first day of the relevant Calculation Period as if such Indebtedness or Preferred Stock had been incurred or issued (and the proceeds thereof applied) on the first day of the relevant Calculation Period, (c) the permanent repayment of any Indebtedness (other than (A) revolving Indebtedness except to the extent paid with Permitted Debt or Disqualified Preferred Stock and (B) Term Loans (except to the extent repaid with proceeds of the type described in succeeding clause (vi))) or Preferred Stock (other than Qualified Preferred Stock of Holdings) after the first day of the relevant Calculation Period as if such Indebtedness or Preferred Stock had been retired or redeemed on the first day of the relevant Calculation Period, (d) the Permitted Acquisition, if any, then being consummated as well as any other Permitted Acquisition consummated after the first day of the relevant Calculation Period and on or prior to the date of the respective Permitted Acquisition then being effected, (e) the Subsidiary Redesignation, if any, then being effected as well as any other Subsidiary Redesignation after the first day of the relevant Calculation Period and on or prior to the date of the respective Subsidiary Redesignation then being designated, and (f) any repayment of Term Loans with cash proceeds contributed by Holdings to the US Borrower, which cash proceeds were initially received by Holdings from the issuance of Holdings Common Stock or Qualified Preferred Stock to, or any cash equity contributions from, Apollo Group as if such Term Loans had been repaid on the first day of the relevant Calculation Period, with the following rules to apply in connection therewith:

                                  (i)   all Indebtedness and Preferred Stock
                   (other than Qualified Preferred Stock of Holdings) (A) (other than revolving Indebtedness, except to the extent same is incurred to finance the Transaction, to refinance other outstanding Indebtedness (including to refinance any outstanding Indebtedness of an Unrestricted Subsidiary at the time same is designated as a Subsidiary pursuant to a Subsidiary Redesignation), or to finance Permitted Acquisitions) incurred or issued after the first day of the relevant Calculation Period (whether incurred to finance a Permitted Acquisition, to refinance Indebtedness or otherwise) shall be deemed to have been incurred or issued (and the proceeds thereof applied) on the first day of the respective Calculation Period and remain outstanding through the date of determination (and thereafter in the case of projections pursuant to Section 6.14(a)(iv)) and (B) (other than (1) revolving Indebtedness except to the extent paid with Permitted Debt or Disqualified Preferred Stock and (2) Term Loans (except to the extent repaid with proceeds of the type described in succeeding clause (vi))) permanently retired or redeemed after the first day of the relevant Calculation Period shall be deemed to have been retired or redeemed on the first day of the respective Calculation Period and remain retired through the date of determination (and thereafter in the case of projections pursuant to Section 6.14(a)(iv));

                                  (ii)  all Indebtedness or Preferred Stock
                   (other than Qualified Preferred Stock of Holdings) assumed to be outstanding pursuant to preceding clause (i) shall be deemed to have borne interest or accrued dividends, as the case may be, at (A) the rate applicable thereto, in the case of fixed rate Indebtedness or Preferred Stock or (B) the rates that would have been applicable thereto during the respective period when same was deemed outstanding, in the case of floating rate Indebtedness or Preferred Stock (although interest expense with respect to any Indebtedness or Preferred Stock for periods while same was actually outstanding during the respective period shall be calculated using the actual rates applicable thereto while same was actually outstanding); PROVIDED that for purposes of calculations pursuant to Section 6.14(a)(iv), all Indebtedness or Preferred Stock (whether actually outstanding or deemed outstanding) bearing interest at a floating rate of interest shall be tested on the basis of the rates applicable at the time the determination is made pursuant to said provisions;

                                  (iii) in making any determination of
                   Consolidated EBITDA, pro forma effect shall be given to any Subsidiary Redesignation or Permitted Acquisition effected or consummated after the first day of the respective period being tested, taking into account (in the case of a Permitted Acquisition only), for any portion of the relevant period being tested occurring prior to the consummation of such Permitted Acquisition, demonstrable cost savings actually achieved simultaneously with, or to be achieved within the one-year period following, the closing of the respective Permitted Acquisition, which cost savings would be permitted to be recognized in pro forma statements prepared in accordance with

                   Regulation S-X under the Securities Act, as if such cost savings were realized on the first day of the relevant period;

                                  (iv)  without duplication of adjustments
                   provided above, in case of any Permitted Acquisition consummated after the first day of the relevant period being tested, pro forma effect shall be given to the termination of operating leases or replacement of operating leases with Capitalized Lease Obligations or with other Indebtedness, and to any replacement of Capitalized Lease Obligations or other Indebtedness with operating leases, in each case effected at the time of the consummation of such Permitted Acquisition or thereafter, in each case if effected after the first day of the period being tested and prior to the date the respective determination is being made, as if such termination or replacement had occurred on the first day of the relevant period;

                                  (v)   in making any determination of
                   Consolidated EBITDA for purposes of any calculation of the Adjusted Total Leverage Ratio, the Adjusted Senior Leverage Ratio and the Consolidated Interest Coverage Ratio only, (A) for any Permitted Acquisition that occurred during the last two fiscal quarters comprising the respective Test Period (and, in the case of Section 6.14, thereafter and on or prior to the relevant date of determination), there shall be added to Consolidated EBITDA the amount of Permitted Acquisition Additional Cost-Savings, determined in accordance with the definition thereof contained herein, expected to be realized with respect to such Permitted Acquisition, (B) for any Permitted Acquisition effected in the second fiscal quarter of the respective Test Period, the Consolidated EBITDA shall be increased by 50% of the Permitted Acquisition Additional Cost Savings estimated to arise in connection with the respective Permitted Acquisition and (C) for any Permitted Acquisition effected in the first fiscal quarter of the respective Test Period, the Consolidated EBITDA shall be increased by 25% of the Permitted Acquisition Additional Cost-Savings estimated to arise in connection with the respective Permitted Acquisition; PROVIDED that the aggregate additions to Consolidated EBITDA, for any period being tested, pursuant to this clause (v) shall not exceed 15% of the amount that would have been Consolidated EBITDA in the absence of the adjustment pursuant to this clause (v); and

                                  (vi) all Term Loans repaid with cash proceeds contributed by Holdings to the US Borrower, which cash proceeds were initially received by Holdings from the issuance of Holdings Common Stock or Qualified Preferred Stock to, or any cash equity contributions from, Apollo Group after the first day of the relevant Calculation Period shall be deemed to have been repaid on the first day of the respective Calculation Period.

                   Notwithstanding anything to the contrary contained above, (a) for purposes of Sections 7.09 and 7.10 and, for purposes of all determinations of the Applicable Rate, pro forma effect (as otherwise provided above) shall only be given for events or occurrences that occurred during the respective Test Period but not thereafter and (b) for purposes of Section 6.14, pro forma effect (as otherwise provided above) shall be given for events or occurrences that occurred during the respective Test Period and thereafter but on or prior to the respective date of determination.

                  "PRO FORMA FINANCIAL STATEMENTS" shall have the meaning provided in Section 3.17(a).

                  "PROJECTIONS" shall mean the projections contained in the Confidential Information Memorandum, dated October 2001, that were prepared by or on behalf of the US Borrower in connection with the Transaction and delivered to the Agents and the Lenders prior to the Initial Borrowing Date.

                  "PUBLIC OFFERING" shall mean an underwritten public offering of Holdings Common Stock or an offering thereof pursuant to Rule 144A under the Securities Act.

                  "PURCHASER" shall mean YBR Acquisition Corp., a Delaware corporation that is a direct, Wholly Owned Subsidiary of Investco.

                  "QUALIFIED IPO" shall mean an underwritten public offering of Holdings Common Stock that generates cash proceeds to Holdings of at least $75,000,000.

                  "QUALIFIED PREFERRED STOCK" shall mean any Preferred Stock of Holdings, the express terms of which shall provide that dividends thereon shall not be required to be paid at any time (and to the extent) that such payment would be prohibited by the terms of this Agreement or any other agreement of Holdings relating to outstanding indebtedness and that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event (including any Change of Control Event), cannot mature and is not mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, and is not redeemable, or required to be repurchased, at the sole option of the holder thereof (including, without limitation, upon the occurrence of a Change of Control Event), in whole or in part, on or prior to the date occurring two years after the Term Loan Maturity Date; PROVIDED that any such Preferred Stock of Holdings may provide that such Preferred Stock may be redeemable after (a) all Obligations have been paid in full in cash or (b) the Required Lenders shall have consented in writing to such redemption.

                  "REAL PROPERTY" of any Person shall mean all of the right, title and interest of such Person in and to land, immovable property, improvements and fixtures, including Leaseholds.

                  "RECOVERY EVENT" shall mean the receipt by Holdings or any of its Subsidiaries of any insurance or condemnation proceeds (other than proceeds from business interruption insurance) payable (a) by reason of theft, physical destruction or damage or any other similar event with respect to any properties or assets of Holdings or any of its Subsidiaries, (whether under any policy of insurance required to be maintained under Section 6.03 or otherwise) and (b) by reason of any condemnation, taking, seizing or similar event with respect to any properties or assets of Holdings or any of its Subsidiaries.

                  "REGISTER" shall have the meaning provided in Section 10.16.

                  "REGULATION D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                  "REGULATION U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "RELEASE" shall mean any release, disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing, depositing, disposal, migrating or pouring, into, through or upon any land or water or air, or otherwise entering into the environment or within or upon any building, structure, facility or fixture.

                  "REPORTABLE EVENT" shall mean an event described in
Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection .22, .23, .24, .25, .27 or .28 of PBGC Regulation Section 4043 and the advance reporting events under subsections .61 to .68 of PBGC Regulation
Section 4043.

                  "REQUIRED LENDERS" shall mean Non-Defaulting Lenders, the sum of whose outstanding Term Loans and Revolving Loan Commitments (or after the termination thereof, Revolving Credit Exposures) represent an amount greater than 50% of the sum of all outstanding Term Loans of Non-Defaulting Lenders and the sum of the Revolving Loan Commitments of all Non-Defaulting Lenders (or after the termination thereof, the aggregate Revolving Credit Exposures of all Non-Defaulting Lenders at such time). For purposes of this definition, the calculation of the outstanding principal amount of all Revolving Loans denominated in Canadian Dollars and Revolving Loans denominated in Sterling shall be determined by taking the US Dollar Equivalent thereof at the time of any such calculation.

                  "RESTRICTED INDEBTEDNESS" shall mean Indebtedness of Holdings or any of its Subsidiaries, the payment, prepayment, redemption, repurchase or defeasance of which is restricted under Section 7.12.

                  "RETAINED EXISTING INDEBTEDNESS" shall have the meaning provided in Section 5.21.

                  "RETAINED EXISTING INDEBTEDNESS AGREEMENTS" shall have the meaning provided in Section 3.14(c).

                  "REVOLVING AVAILABILITY PERIOD" shall mean the period from and including the Effective Date to but excluding the earlier of the Revolving Loan Maturity Date and the date of termination of the Revolving Loan Commitments as provided for herein.

                  "REVOLVING CREDIT EXPOSURE" shall mean at any time, for any Revolving Lender, the sum at such time of such Revolving Lender's (a) US Revolving Credit Exposure, (b) Canadian Revolving Credit Exposure and (c) UK Revolving Credit Exposure. The total Revolving Credit Exposure at any time shall be the aggregate amount of the Revolving Lenders' Revolving Credit Exposures at such time.

                  "REVOLVING FACILITY LOAN" shall have the meaning provided in
Section 5.05(e).

                  "REVOLVING LOAN" shall mean a Loan made pursuant to clause
(b), (c) or (d) of Section 2.01.

                  "REVOLVING LOAN COMMITMENT" shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans hereunder during the Revolving Availability Period, expressed as an amount expressed in US Dollars representing the maximum potential aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09 or 2.20(b) and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04 or 10.11(b). The initial amount of each Lender's Revolving Loan Commitment is set forth opposite such Lender's name in Schedule I directly below the column entitled "REVOLVING LOAN COMMITMENT," or in the Assignment and Assumption Agreement pursuant to which such Lender shall have assumed its Revolving Loan Commitment, as applicable. The initial aggregate amount of the Lenders' Revolving Loan Commitments is $135,000,000.

                  "REVOLVING LOAN MATURITY DATE" shall mean May 28, 2008, or, if such date is not a Business Day, the next succeeding Business Day.

                  "REVOLVING LENDER" shall mean, at any time, each Lender with a Revolving Loan Commitment or with outstanding Revolving Loans.

                  "REVOLVING NOTE" shall mean a promissory note substantially in the form of Exhibit A-2 with blanks appropriately completed in conformity herewith.

                  "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

                  "SCHEDULE I LENDER" shall mean any Lender named on Schedule I to the Bank Act (Canada).

                  "SCHEDULE I REFERENCE LENDER" shall mean any Schedule I Lender as may be agreed by the Canadian Borrower and the Canadian Agent from time to time.

                  "SCHEDULE II LENDER" shall mean any Lender named on Schedule II to the Bank Act (Canada) or any Lender that is a Canadian financial institution other than a Canadian chartered bank and is not a Schedule III Lender.

                  "SCHEDULE II REFERENCE LENDER" shall mean J.P. Morgan Bank Canada.

                  "SCHEDULE III LENDER" shall mean any Lender named on Schedule III to the Bank Act (Canada).

                  "SCHEDULED REPAYMENT" shall have the meaning provided in
Section 2.12(b).

                  "SEC" shall mean the United States Securities and Exchange Commission or any successor thereto.

                  "SECURED PARTIES" shall have the meaning provided in the respective Security Documents.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "SECURITY AGREEMENT" shall mean each Foreign Security Agreement, the US Collateral and Guaranty Agreement and the US Collateral Assignment.

                  "SECURITY AGREEMENT COLLATERAL" shall mean all of the "COLLATERAL" as defined in any Security Agreement.

                  "SECURITY DOCUMENTS" shall mean and include the US Collateral and Guaranty Agreement, each Foreign Pledge Agreement, each Security Agreement, each Mortgage and each Additional Security and Guaranty Document, if any.

                  "SELLER" shall mean IMC Global, Inc., a Delaware corporation.

                  "SELLER NOTE" shall mean the unsecured subordinated Note issued by Holdings to the Seller on or before the Initial Borrowing Date in accordance with the terms of the Merger Agreement (which note shall not be guaranteed or supported in any way by any Subsidiary of Holdings).

                  "SENIOR EXECUTIVE PLAN" shall have the meaning provided in the Merger Agreement.

                  "SENIOR SUBORDINATED NOTE DOCUMENTS" shall mean the Senior Subordinated Notes, the Senior Subordinated Note Indenture and all other documents executed and delivered with respect to the Senior Subordinated Notes or Senior Subordinated Note Indenture, as in effect on the Initial Borrowing Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "SENIOR SUBORDINATED NOTE INDENTURE" shall mean the Indenture, dated as of November 28, 2001, among the US Borrower, the US Credit Parties that are subsidiary guarantors thereunder and the Senior Subordinated Note Indenture Trustee, as in effect on the Initial Borrowing Date and as thereafter amended, modified or supplemented from time to time in accordance with the requirements hereof and thereof.

                  "SENIOR SUBORDINATED NOTE INDENTURE TRUSTEE" shall mean The Bank of New York or any successor thereto.

                  "SENIOR SUBORDINATED NOTES" shall mean the US Borrower's 10% Senior Subordinated Notes due 2011, issued pursuant to the Senior Subordinated
Note Indenture, as in effect on the Initial Borrowing Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. As used herein, the term "SENIOR SUBORDINATED NOTES" shall include any Exchange Senior Subordinated Notes issued pursuant to the Senior Subordinated Notes Indenture in exchange for theretofore outstanding Senior Subordinated Notes, as contemplated by the Offering Memorandum and the definition of Exchange Senior Subordinated Notes.

                  "SHAREHOLDERS' AGREEMENTS" shall have the meaning provided in
Section 3.14(a).

                  "SPOT EXCHANGE RATE" shall mean, on any day, (a) with respect to Sterling, the spot rate at which US Dollars are offered on such day by the UK Agent in London for Sterling at approximately 11:00 a.m. (London time) and (b) with respect to Canadian Dollars, the spot rate at which US Dollars are offered on such day by the Canadian Agent in Toronto for Canadian Dollars at approximately 11:00 a.m. (Toronto time).

                  "START DATE" shall have the meaning provided in the definition of Applicable Rate.

                  "STATED AMOUNT" of each Letter of Credit shall mean the maximum amount available to be drawn thereunder (regardless of whether any conditions for drawing could then be met).

                  "STERLING" or "(POUND)" shall mean freely transferable lawful money of the United Kingdom.

                  "STERLING EQUIVALENT" shall mean, at any time for the determination thereof, the amount of Sterling that could be purchased with the amount of US Dollars (or any other foreign currency, as applicable) involved in such computation at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 a.m. (local time) on the date two Business Days prior to the date of any determination thereof for purchase on such date.

                  "STOCK PURCHASE" shall have the meaning provided in Section 3.08(a).

                  "STOCK PURCHASE PRICE" shall have the meaning provided in
Section 3.08(a).

                  "SUBSIDIARY" of any Person shall mean and include (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (b) any partnership, limited liability company, association, joint venture or other entity (other than a corporation) in which such Person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time. Notwithstanding the foregoing (and except for purposes of Sections 5.01, 5.04, 5.12, 5.16, 5.17, 5.20, 6.01(h), 6.04, 6.06,
6.07, 6.08, 8.05, 8.06 and 8.09, and the definitions of Unrestricted Subsidiary, Foreign Unrestricted Subsidiary and Wholly-Owned Unrestricted Subsidiary contained herein), an Unrestricted Subsidiary shall be deemed not to be a Subsidiary of Holdings or any of its other Subsidiaries for purposes of this Agreement.

                  "SUBSIDIARY GUARANTOR" shall mean (a) each US Credit Party (other than Holdings) in its capacity as a Guarantor under the US Collateral and Guaranty Agreement, and (b) each Foreign Credit Party in its capacity as a Guarantor under the Foreign Guaranty.

                  "SUBSIDIARY REDESIGNATION" shall have the meaning provided in the definition of "UNRESTRICTED SUBSIDIARY" contained in this Article I.

                  "SWINGLINE EXPIRY DATE" shall mean the date which is five Business Days prior to the Revolving Loan Maturity Date.

                  "SWINGLINE EXPOSURE" shall mean, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be the sum of (a) with respect to any Swingline Loan in which the Revolving Lenders shall not have been required to participate pursuant to (S) 2.04(c), such Lender's Available Revolving Percentage at such time of each such Swingline Loan at such time and (b) with respect to each Swingline Loan in which the Revolving Lenders shall have acquired participations pursuant to (S) 2.04(c), such Lender's Available Revolving Percentage as of the date of such participation of each such Swingline Loan at such time.

                  "SWINGLINE LENDER" shall mean Chase, in its capacity as lender of Swingline Loans hereunder.

                  "SWINGLINE LOAN" shall mean a Loan made pursuant to Section 2.04.

                  "SWINGLINE NOTE" shall mean a promissory note substantially in the form of Exhibit A-3 with blanks appropriately completed in conformity herewith.

                  "SYNDICATION AGENT" shall mean Deutsche Banc Alex. Brown Inc.

                  "SYNTHETIC PURCHASE AGREEMENT" shall mean any swap, derivative or other agreement or combination of agreements pursuant to which Holdings or any of its Subsidiaries or any Unrestricted Subsidiary is or may become obligated to make (a) any payment not expressly permitted hereunder (i) in connection with a purchase by any Person other than Holdings or any of its Subsidiaries of any capital stock of or other equity interests in Holdings or any of its Subsidiaries, (ii) in respect of any Restricted Indebtedness or (iii) in respect of any liabilities of any Unrestricted Subsidiary or (b) any payment not expressly permitted hereunder the amount of which is determined by reference to (i) the price or value at any time of any capital stock of or other equity interests in Holdings or any of its Subsidiaries, (ii) Restricted Indebtedness or (iii) liabilities of any Unrestricted Subsidiary. Notwithstanding the foregoing, (A) the term "Synthetic Purchase Agreement" shall not include any swap, derivative or other agreement or combination of agreements to the extent that the inclusion of such agreement or combination of agreements in such term would restrict any transaction not otherwise restricted under this Agreement, unless such agreement or combination of agreements or the consummation of the transactions contemplated thereby is intended to have or would have an economic effect that is substantially equivalent to an economic effect of any transaction that is otherwise restricted under this Agreement and (B) any payment made or obligation incurred pursuant to a Synthetic Purchase Agreement that has an economic effect that is substantially equivalent to the economic effect of any payment or obligation expressly permitted by any provision of this Agreement will be deemed to have been made or incurred pursuant to such provision.

                  "TAX ALLOCATION AGREEMENTS" shall have the meaning provided in
Section 3.14.

                  "TAXES" shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "TERM LENDERS" shall mean a Lender with a Term Loan Commitment or an outstanding Term Loan.

                  "TERM LOAN" shall mean a Loan made pursuant to clause (a) of
Section 2.01.

                  "TERM LOAN COMMITMENT" shall mean, with respect to each Lender, the commitment, if any, of such Lender to make a Term Loan hereunder on the Initial Borrowing Date, expressed as an amount representing the maximum principal amount of the Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09 or 2.20(b) and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04 or 10.11(b). The initial amount of each Lender's Term Loan Commitment is set forth opposite such Lender's name in Schedule I directly below the column entitled "TERM LOAN COMMITMENT," or in the Assignment and Assumption Agreement pursuant to which such Lender shall have assumed its Term Loan Commitment, as applicable. The initial aggregate amount of the Lenders' Term Loan Commitments is $225,000,000.

                  "TERM LOAN MATURITY DATE" shall mean November 28, 2009, or, if such date is not a Business Day, the next succeeding Business Day.

                  "TERM NOTE" shall mean a promissory note substantially in the form of Exhibit A-1 with blanks appropriately completed in conformity herewith.

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                  "TEST PERIOD" shall mean, as of any date, the period of four consecutive fiscal quarters of the US Borrower then last ended prior to such date, in each case taken as one accounting period. Notwithstanding anything to the contrary contained above or in Section 10.06 or otherwise required by GAAP,
(a) Consolidated EBITDA for the fiscal quarters ending on June 30, 2001 and September 30, 2001, shall be $13,575,000 and $9,908,000, respectively, and (b) Consolidated Interest Expense for the fiscal quarters ending on June 30, 2001, September 30, 2001 and December 31, 2001, shall be $9,428,125, $9,428,125, and
$9,569,375, respectively.

                  "TOTAL COMMITMENT" shall mean, at any time, the sum of the Total Term Loan Commitment and the Total Revolving Loan Commitment.

                  "TOTAL LEVERAGE RATIO" shall mean, on any date, the ratio of
(a) Consolidated Debt on such date to (b) Consolidated EBITDA for the Test Period most recently ended prior to such date. All calculations of the Total Leverage Ratio shall be made on a Pro Forma Basis, it being understood and agreed that, as provided in the definition of Pro Forma Basis, the adjustments contained in clause (v) thereof shall not be taken into account in determining the Total Leverage Ratio.

                  "TOTAL REVOLVING LOAN COMMITMENT" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Revolving Lenders at such time.

                  "TOTAL TERM LOAN COMMITMENT" shall mean the sum of the Term Loan Commitments of each of the Term Lenders.

                  "TOTAL UNUTILIZED REVOLVING LOAN COMMITMENT" shall mean, at any time, (a) the Total Revolving Loan Commitment at such time LESS (b) the sum of the total Revolving Credit Exposures of all the Revolving Lenders at such time.

                  "TRANCHE" shall mean the respective facility and commitments utilized in making Loans and accepting and purchasing B/As hereunder, with there being five separate Tranches, I.E., Term Loans, US Revolving Loans, Canadian Revolving Loans and B/A Drawings, UK Revolving Loans and Swingline Loans.

                  "TRANSACTION" shall mean, collectively, (a) the consummation of the Merger Transactions, (b) the entering into of the Credit Documents and the incurrence of all Loans hereunder on the Initial Borrowing Date, (c) the issuance of the Senior Subordinated Notes and (d) the payment of fees and expenses in connection with the foregoing.

                  "TRANSACTION COSTS" shall have the meaning provided in
Section 5.05(a)(i).

                  "TYPE" shall mean any type of Loan determined with respect to the interest option applicable thereto, I.E., a Base Rate Loan, a Eurodollar Loan or a Canadian Prime Rate Loan.

                  "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

                  "UK AGENT" shall mean Chase Manhattan International Limited, in its capacity as UK agent for the Lenders hereunder, or any successor thereto appointed in accordance with Article IX.

                  "UK BORROWER" shall mean Salt Union Limited, a company incorporated under the laws of England and Wales in the United Kingdom.

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                  "UK INTERCOMPANY LOAN" shall have the meaning provided in
Section 5.05(a).

                  "UK INTERCOMPANY NOTE" shall have the meaning provided in
Section 7.05(f).

                  "UK LENDER" shall mean a Lender with a UK Revolving Loan Sub-Commitment or with outstanding UK Revolving Loans.

                  "UK LENDING OFFICE" shall mean as to any UK Lender, the applicable branch or office of such UK Lender designated by such UK Lender to make Loans to the UK Borrower.

                  "UK PERCENTAGE" shall mean, with respect to any UK Lender, the percentage of the total UK Revolving Loan Sub-Commitments represented by such Lender's UK Revolving Loan Sub-Commitment. If a calculation involving the UK Percentage is required to be made after the UK Revolving Loan Sub-Commitments have terminated or expired, the UK Percentages shall be determined based upon the UK Revolving Loan Sub-Commitments most recently in effect, giving effect to any assignments.

                  "UK REVOLVING BORROWING" shall mean a Borrowing comprised of UK Revolving Loans.

                  "UK REVOLVING CREDIT EXPOSURE" shall mean, at any time, the sum of (a) the US Dollar Equivalent of the aggregate principal amount of the UK Revolving Loans denominated in Sterling outstanding at such time and (b) the aggregate principal amount of UK Revolving Loans denominated in US Dollars outstanding at such time. The UK Revolving Credit Exposure of any Lender at any time shall be such Lender's UK Percentage of the total UK Revolving Credit Exposure at such time.

                  "UK REVOLVING LOAN" shall mean a Loan made by a UK Lender pursuant to Section 2.01(d). Each UK Revolving Loan shall be a Eurodollar Loan.

                  "UK REVOLVING LOAN SUB-COMMITMENT" shall mean, with respect to each Lender, the commitment of such Lender to make UK Revolving Loans hereunder during the Revolving Availability Period, expressed as an amount expressed in US Dollars representing the maximum potential aggregate amount of such Lender's UK Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09 or 2.20(b) and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
Section 10.04 or 10.11(b); PROVIDED that the UK Percentage of each Lender shall at all times equal the Canadian Percentage of such Lender. The initial amount of each Lender's UK Revolving Loan Sub-Commitment is set forth opposite such Lender's name in Schedule I directly below the column entitled "UK REVOLVING LOAN SUB-COMMITMENT," or in the Assignment and Assumption Agreement pursuant to which such Lender shall have assumed its UK Revolving Loan Sub-Commitment, as applicable. The initial aggregate amount of the Lenders' UK Revolving LoanSub-Commitments is $10,000,000.

                  "UNFUNDED CURRENT LIABILITY" of any Plan shall mean the amount, if any, by which the value of the accumulated plan benefits under the Plan, determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of Sections 4022 and 4044 of ERISA, exceeds the fair market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions).

                  "UNRESTRICTED SUBSIDIARY" shall mean any Subsidiary of the US Borrower that is acquired or created after the Initial Borrowing Date and designated by the US Borrower as an Unrestricted Subsidiary hereunder by written notice to the Administrative Agent; PROVIDED that the US Borrower shall only be permitted to so designate a new Unrestricted Subsidiary after the Initial Borrowing Date and so long as (a) no Default or Event of Default exists or would result therefrom and (b) all of the provisions of Section 7.15 shall have been complied with in respect of such newly-designated Unrestricted Subsidiary and such Unrestricted Subsidiary shall be capitalized (to the extent capitalized by the US Borrower or any of its Subsidiaries) through Investments as permitted by, and in compliance with, Section 7.05(1), with any assets owned by such Unrestricted Subsidiary at the time of the initial designation thereof to be treated as Investments pursuant to Section 7.05(1); PROVIDED that at the time of the initial Investment by the US Borrower or any of its Wholly-Owned Subsidiaries in such Subsidiary, the US Borrower shall designate such entity as an Unrestricted Subsidiary in a written notice to the Administrative Agent. The US Borrower may designate any Unrestricted Subsidiary to be a Subsidiary for purposes of this Agreement (each, a "SUBSIDIARY REDESIGNATION"); PROVIDED that
(i) such Unrestricted Subsidiary, both before and after giving effect to such designation, shall be a Wholly-Owned Subsidiary of the US Borrower, (ii) no Default or Event of Default then exists or would occur as a consequence of any such Subsidiary Redesignation (including, but not limited to, under Sections
7.03 and 7.04), (iii) all actions that would be required to be taken pursuant to
Section 7.15(a) in connection with the establishment, creation or acquisition of a new Domestic Subsidiary or a new Wholly-Owned Foreign Subsidiary are taken at the time of the respective Subsidiary Redesignation, (iv) calculations are made by the US Borrower of compliance with the covenants contained in Sections 7.09 and 7.10 (in each case, giving effect to the last sentence appearing therein) for the relevant Calculation Period, on a Pro Forma Basis as if the respective Subsidiary Redesignation (as well as all other Subsidiary Redesignations theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, and such calculations shall show that such financial covenants would have been complied with if the Subsidiary Redesignation had occurred on the first day of such Calculation Period (for this purpose, (A) if the first day of the respective Calculation Period occurs prior to the Initial Borrowing Date, calculated as if the covenants contained in Sections 7.09 and 7.10 (in each case, giving effect to the last sentence appearing therein) had been applicable from the first day of the Calculation Period and (B) using the covenant levels contained in such Sections 7.09 and 7.10 for the Test Period ending March 31, 2002 in connection with any Subsidiary Redesignation made prior to March 31, 2002), (v) based on good faith projections prepared by the US Borrower for the period from the date of the respective Subsidiary Redesignation to the date that is one year thereafter, the level of financial performance measured by the covenants contained in Sections 7.09 and 7.10 (in each case, giving effect to the last sentence appearing therein) shall be better than or equal to such level as would be required to provide that no Default or Event of Default would exist under the financial covenants contained in Sections 7.09 and 7.10 ((A) in each case, giving effect to the last sentence appearing therein and (B) using the covenant levels contained in such Sections 7.09 and 7.10 for the Test Period ending March 31, 2002 for any portion of such period prior to March 31, 2002) through the date that is one year from the date of the respective Subsidiary Redesignation,
(vi) calculations are made by the US Borrower demonstrating compliance with an Adjusted Senior Leverage Ratio not to exceed (A) 3.25 in the case of any Subsidiary Redesignation consummated on or prior to June 30, 2003 and (B) 3.00 in the case of any Subsidiary

Redesignation consummated thereafter, in each case on the last day of the relevant Calculation Period, on a Pro Forma Basis as if the respective Subsidiary Redesignation (as well as all other Subsidiary Redesignations theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, (vii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Subsidiary Redesignation (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, (viii) after giving effect to such Subsidiary Redesignation and all payments made in connection therewith, the Total Unutilized Revolving Loan Commitment shall equal or exceed, and shall be reasonably expected (based on calculations made by the US Borrower) at all times during the twelve-month period following the date of such Subsidiary Redesignation to equal or exceed, $20,000,000, and (ix) the US Borrower shall have delivered to the Administrative Agent an officer's certificate executed by an Authorized Officer of the US Borrower, certifying to the best of such officer's knowledge, compliance with the requirements of preceding clauses (i) through (viii), inclusive, and containing the calculations required by the preceding clauses (iv), (v), (vi) and (viii).

                  "US BORROWER" shall mean Compass Minerals Group, Inc., a Delaware corporation.

                  "US COLLATERAL AND GUARANTY AGREEMENT" shall have the meaning provided in Section 3.09.

                  "US COLLATERAL ASSIGNMENT" shall have the meaning provided in
Section 3.11.

                  "US CREDIT PARTY" shall mean Holdings, the US Borrower and each other Guarantor that is also a Domestic Subsidiary.

                  "US DOLLAR EQUIVALENT" shall mean, at any time for the determination thereof, (a) except as provided in clause (b) of this definition, the amount of US Dollars that could be purchased with the amount of Canadian Dollars or Sterling or any other foreign currency, as applicable, at the Spot Exchange Rate therefor on the date two Business Days prior to the date of any determination thereof for purchase on such date and shall be calculated in accordance with Section 10.06(b) and (b) for purposes of Section 10.06(d), the amount of US Dollars that could be purchased with the amount of the applicable currency involved in such computation at the spot exchange rate therefore as quoted or utilized by the Applicable Agent on the date of any determination thereof for purchase on such day.

                  "US DOLLAR LOAN" shall mean all Loans denominated in US Dollars.

                  "US DOLLARS" and the sign "$" shall each mean freely transferable lawful money of the United States.

                  "US MORTGAGED PROPERTY" shall mean any Mortgaged Property located in the United States or any State thereof.

                  "US PERFECTION CERTIFICATE" shall mean a certificate in the form of Annex II to the US Collateral and Guaranty Agreement and any other form approved by the Collateral Agent.

                  "US REVOLVING BORROWING" shall mean a Borrowing comprised of US Revolving Loans.

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                  "US REVOLVING CREDIT EXPOSURE" shall mean, at any time, the sum of (a) the outstanding principal amount of US Revolving Loans, (b) the LC Exposure and (c) the Swingline Exposure at such time. The US Revolving Credit Exposure of any Lender at any time shall be the sum of (i) the outstanding principal amount of each US Revolving Loan made by such Lender that is outstanding at such time, (ii) such Lender's LC Exposure at such time and (iii) such Lender's Swingline Exposure at such time.

                  "US REVOLVING LOAN" shall mean a Loan made by a Revolving Lender pursuant to Section 2.01(b).

                  "VOTING STOCK" shall mean, as to any Person, any class or classes of capital stock of such Person pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors of such Person.

                  "WHOLLY-OWNED DOMESTIC SUBSIDIARY" shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person that is a Domestic Subsidiary.

                  "WHOLLY-OWNED FOREIGN SUBSIDIARY" shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person that is a Foreign Subsidiary.

                  "WHOLLY-OWNED SUBSIDIARY" shall mean, as to any Person,
(a) any corporation 100% of whose capital stock (other than director's qualifying shares and/or other nominal amounts of shares required to be held other than by such Person under applicable law) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (b) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time; PROVIDED that (i) except as provided in the last sentence of the definition of Subsidiary and (ii) other than in the definition of Wholly-Owned Unrestricted Subsidiary, no Unrestricted Subsidiary shall be considered a Wholly-Owned Subsidiary.

                  "WHOLLY-OWNED UNRESTRICTED SUBSIDIARY" shall mean any Wholly-Owned Subsidiary that is an Unrestricted Subsidiary.

                  "WRITTEN" (whether lower or upper case) or "in writing" shall mean any form of written communication or a communication by means of telex, facsimile device, telegraph or cable.

                          SECTION 1.02.  CLASSIFICATION OF LOANS AND BORROWINGS.
For purposes of this Agreement, Loans may be classified and referred to by Tranche (E.G., a "REVOLVING LOAN") or by Type (E.G., a "EURODOLLAR LOAN") or by Tranche and Type (E.G., a "EURODOLLAR REVOLVING LOAN"). Borrowings also may be classified and referred to by Tranche (E.G., a "REVOLVING BORROWING") or by Type (E.G., a "EURODOLLAR BORROWING") or by Tranche and Type (E.G., a "EURODOLLAR REVOLVING BORROWING").

                          SECTION 1.03.  TERMS GENERALLY. The definitions of
terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall, if such words are not followed by the phrase "without limitation", be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or

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other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) the words "the date hereof" and "the date of this Agreement" shall be construed to refer to November 28, 2001, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and
(f) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                                   Article II

                           AMOUNT AND TERMS OF CREDIT

          SECTION 2.01. COMMITMENTS. Subject to the terms and conditions set forth herein:

     (a) (a) each Term Lender agrees to make a Term Loan to the US Borrower in US Dollars on the Initial Borrowing Date in a principal amount not exceeding its Term Loan Commitment;

     (b) each Revolving Lender agrees, from time to time during the Revolving Availability Period, to make US Revolving Loans to the US Borrower in US Dollars in an aggregate Principal Amount that will not result in such Revolving Lender's Revolving Credit Exposure exceeding such Lender's Revolving Loan Commitment;

     (c) each Canadian Lender agrees, from time to time during the Revolving Availability Period, to make Canadian Revolving Loans to the Canadian Borrower from its Canadian Lending Office in Canadian Dollars and/or US Dollars and/or to cause its Canadian Lending Office to accept and purchase or arrange for the acceptance and purchase of drafts drawn by the Canadian Borrower in Canadian Dollars as B/As in an aggregate Principal Amount that will not result in (A) such Lender's Canadian Revolving Credit Exposure exceeding such Lender's Canadian Revolving Loan Sub-Commitment or (B) such Lender's Revolving Credit Exposure exceeding such Lender's Revolving Loan Commitment; and

     (d) each UK Lender agrees, from time to time during the Revolving Availability Period, to make UK Revolving Loans and/or to cause its UK Lending Office to make UK Revolving Loans to the UK Borrower in Sterling and/or US Dollars in an aggregate Principal Amount that will not result in (A) such Lender's UK Revolving Credit Exposure exceeding such Lender's UK Revolving Loan Sub-Commitment or (B) such Lender's Revolving Credit Exposure exceeding such Lender's Revolving Loan Commitment.

     (e) Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans. Amounts repaid in respect of Term Loans may not be reborrowed.

          SECTION 2.02. LOANS AND BORROWINGS. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Tranche and Type made by the applicable Lenders (i) in the case of Term Borrowings, ratably in accordance with their respective Term Loan Commitments,
(ii) in the case of US Revolving Borrowings, ratably in accordance with their respective Available Revolving Loan Commitments as of the date of borrowing,
(iii) in the case of Canadian Revolving Borrowings, ratably in accordance with their respective Canadian Revolving Loan Sub-Commitments as of the date of borrowing and (iv) in the case of UK Revolving Borrowings, ratably in accordance with their respective UK Revolving Loan Sub-Commitments as of the date of borrowing. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; PROVIDED that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

     (b) Subject to Section 2.15, (i) each US Revolving Borrowing and Term Borrowing shall be comprised entirely of Base Rate Loans or Eurodollar Loans as the US Borrower may request in accordance herewith; PROVIDED that all Borrowings made on the Initial Borrowing Date must be made as Base Rate Borrowings, (ii) each Canadian Revolving Borrowing (A) denominated in Canadian Dollars shall be comprised entirely of Canadian Prime Rate Loans and (B) denominated in US Dollars shall be comprised entirely of Eurodollar Loans and Canadian Base Rate Loans, as the Canadian Borrower may request in accordance herewith and (iii) each UK Revolving Borrowing shall be comprised entirely of Eurodollar Loans. Each Swingline Loan shall be a Base Rate Loan. Subject to Section 2.20, each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; PROVIDED that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement.

     (c) At the commencement of each Interest Period for any Term Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each US Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $2,000,000; PROVIDED that a Base Rate Revolving Borrowing may be in an aggregate amount that is equal to the Total Unutilized Revolving Loan Commitment, or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). At the time that each Canadian Revolving Borrowing and UK Revolving Borrowing denominated in US Dollars is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000. At the commencement of each Interest Period for any Eurodollar Borrowing that is denominated in Sterling, such Borrowing shall be in an aggregate amount that is an integral multiple of (pound)500,000 and not less than (pound)1,000,000; PROVIDED that a Eurodollar Borrowing that is denominated in Sterling may be in an aggregate amount the US Dollar Equivalent of which is equal to the entire unused balance of the UK Revolving Loan Sub-Commitments. At the time that each Canadian Prime Rate Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of C$1,000,000 and not less than C$2,000,000; PROVIDED that a Canadian Prime Rate Borrowing may be in an aggregate amount the US Dollar Equivalent of which is equal to the entire unused balance of the Canadian Revolving Loan Sub-Commitments. Each Swingline Loan shall be in an amount that is an integral multiple of $100,000 and not less than $500,000. Borrowings of more than one Type and Tranche may be outstanding at the same time; PROVIDED that there shall not at any time be more than a total of 20 Eurodollar Borrowings outstanding.

     (d) Notwithstanding any other provision of this Agreement, the applicable Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing or B/A Drawing if the Interest Period requested with respect thereto would end after the applicable Maturity Date.

          SECTION 2.03. REQUESTS FOR BORROWINGS. To request a Revolving Borrowing or Term Borrowing, the applicable Borrower shall notify the Applicable Agent of such request by telephone or telecopy (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Local Time, three Business Days before the date of the proposed Borrowing, (b) in the case of a Base Rate Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing, PROVIDED that any such notice of a Base Rate Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by
Section 2.05(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing, (c) in the case of a Canadian Base Rate Borrowing, not later than 11:00 a.m., Local Time, one Business Day before the date of the proposed Borrowing and (d) in the case of a Canadian Prime Rate Borrowing, not later than 11:00 a.m., Local Time, one Business Day before the date of the proposed Borrowing. Each such telephonic Notice of Borrowing shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Notice of Borrowing in a form approved by the Administrative Agent and signed by the applicable Borrower (or by the US Borrower on behalf of the applicable Borrower). Each such telephonic and written Notice of Borrowing shall specify the following information in compliance with
Section 2.02:

               (i) the Borrower requesting such Borrowing (or on whose behalf the US Borrower is requesting such Borrowing);

               (ii) whether the requested Borrowing is to be a Term Borrowing, US Revolving Borrowing, Canadian Revolving Borrowing or UK Revolving Borrowing;

               (iii) the currency and the aggregate amount of such Borrowing;

               (iv)  the date of such Borrowing, which shall be a Business Day;

               (v)   the Type of such Borrowing;

               (vi) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

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               (vii) the location and number of the applicable Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be (A) in the case of a US Revolving Borrowing or Term Borrowing, a Base Rate Borrowing, (B) in the case of a Canadian Revolving Borrowing, a Canadian Prime Rate Borrowing and (C) in the case of a UK Revolving Borrowing, a Eurodollar Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Notice of Borrowing in accordance with this Section, the Applicable Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing. If no currency is specified (1) with respect to any Canadian Revolving Borrowing, then the currency of such Canadian Revolving Borrowing shall be Canadian Dollars and (2) with respect to any UK Revolving Borrowing, then the currency of such UK Revolving Borrowing shall be Sterling.

          SECTION 2.04. SWINGLINE LOANS. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the US Borrower from time to time during the Revolving Availability Period, in an aggregate Principal Amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $15,000,000 or (ii) the sum of the total Revolving Credit Exposures exceeding the Total Revolving Loan Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the US Borrower may borrow, prepay and reborrow Swingline Loans.

     (b) To request a Swingline Loan, the US Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 12:00 noon, New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the US Borrower. The Swingline Lender shall make each Swingline Loan available to the US Borrower by means of a credit to the general deposit account of the US Borrower with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e), by remittance to the Letter of Credit Issuer) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

     (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 noon, New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender's Available Revolving Percentage (for each Swingline Loan, as of the date of such participation) of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the

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

Administrative Agent, for the account of the Swingline Lender, such Lender's Available Revolving Percentage (for each Swingline Loan, as of the date of such participation) of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, MUTATIS MUTANDIS, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the US Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the US Borrower (or other party on behalf of the US Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the US Borrower of any default in the payment thereof.

          SECTION 2.05. LETTERS OF CREDIT. (a) GENERAL. On the Initial Borrowing Date, each Existing Letter of Credit will automatically, without any action on the part of any person, be deemed to be a Letter of Credit issued hereunder for the account of the applicable Borrower for all purposes of this Agreement and the other Credit Documents. In addition, subject to the terms and conditions set forth herein, the US Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Letter of Credit Issuer, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the US Borrower to, or entered into by the US Borrower with, the Letter of Credit Issuer relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

     (b) NOTICE OF ISSUANCE, AMENDMENT, RENEWAL, EXTENSION; CERTAIN CONDITIONS. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the US Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Letter of Credit Issuer) to the Letter of Credit Issuer and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the

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

beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit (a "LETTER OF CREDIT REQUEST"). If requested by the Letter of Credit Issuer, the US Borrower also shall submit a letter of credit application on the Letter of Credit Issuer's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the US Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $50,000,000 and (ii) the total Revolving Credit Exposures shall not exceed the Total Revolving Loan Commitment.

     (c) EXPIRATION DATE. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Loan Maturity Date.

     (d) PARTICIPATIONS. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Letter of Credit Issuer or the Lenders, the Letter of Credit Issuer hereby grants to each Revolving Lender, and each Revolving Lender (each, a "PARTICIPANT") hereby acquires from the Letter of Credit Issuer, a participation in such Letter of Credit or increase therein, as applicable, equal to such Lender's Available Revolving Percentage (as of the date of the issuance of such Letter of Credit or the date of such increase, as applicable) of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Letter of Credit Issuer with respect to each Letter of Credit, such Lender's Available Revolving Percentage (as determined above deeming LC Disbursements thereunder to be made first from increases taken in inverse chronological order and then from the initial Letter of Credit amount) of each LC Disbursement made by the Letter of Credit Issuer with respect to such Letter of Credit and not reimbursed by the US Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the US Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

     (e) REIMBURSEMENT. If the Letter of Credit Issuer shall make any LC Disbursement in respect of a Letter of Credit, the US Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the Business Day immediately following the day that the US Borrower receives notice of such LC Disbursement; PROVIDED that the US Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section
2.03 or 2.04 that such payment be financed with a Base Rate Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the US Borrower's obligation to make such payment shall be discharged and replaced by the resulting Base Rate Revolving Borrowing or Swingline Loan. If the US Borrower fails to make such payment when

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

due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the US Borrower in respect thereof and the amount of such Lender's participation in such LC Disbursement, determined as set forth in paragraph (d) above. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its participation in such LC Disbursement, in the same manner as provided in Section
2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Letter of Credit Issuer the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the US Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Letter of Credit Issuer or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Letter of Credit Issuer, then to such Lenders and the Letter of Credit Issuer as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Letter of Credit Issuer for any LC Disbursement (other than the funding of Base Rate Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the US Borrower of its obligation to reimburse such LC Disbursement.

     (f) OBLIGATIONS ABSOLUTE. The US Borrower's obligation to reimburse LC Disbursements as PROVIDED in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Letter of Credit Issuer under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the US Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor the Letter of Credit Issuer, nor any of their respective Affiliates, nor any of their (and their respective Affiliates') respective directors, officers, employees, agents and advisors, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Letter of Credit Issuer; PROVIDED that the foregoing shall not be construed to excuse the Letter of Credit Issuer from liability to the US Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the US Borrower to the extent permitted by applicable law) suffered by the US Borrower that are caused by the Letter of Credit Issuer's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Letter of Credit Issuer (as finally determined by a court of

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

competent jurisdiction), the Letter of Credit Issuer shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Letter of Credit Issuer may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

     (g) DISBURSEMENT PROCEDURES. The Letter of Credit Issuer shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Letter of Credit Issuer shall promptly notify the Administrative Agent and the US Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Letter of Credit Issuer has made or will make an LC Disbursement thereunder; PROVIDED that any failure to give or delay in giving such notice shall not relieve the US Borrower of its obligation to reimburse the Letter of Credit Issuer and the Revolving Lenders with respect to any such LC Disbursement.

     (h) INTERIM INTEREST. If the Letter of Credit Issuer shall make any LC Disbursement, then, unless the US Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the US Borrower reimburses such LC Disbursement, at the rate per annum then applicable to Base Rate Revolving Loans; PROVIDED that, if the US Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.14(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Letter of Credit Issuer, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Letter of Credit Issuer shall be for the account of such Lender to the extent of such payment.

     (i) REPLACEMENT OF THE LETTER OF CREDIT ISSUER. The Letter of Credit Issuer may be replaced at any time by written agreement among the US Borrower, the Administrative Agent, the replaced Letter of Credit Issuer and the successor Letter of Credit Issuer; PROVIDED that no Letters of Credit issued by the existing Letter of Credit Issuer shall terminate solely due to such replacement of the Letter of Credit Issuer. The Administrative Agent shall notify the Lenders of any such replacement of the Letter of Credit Issuer. At the time any such replacement shall become effective, the US Borrower shall pay all unpaid fees accrued for the account of the replaced Letter of Credit Issuer pursuant to
Section 2.13(b). From and after the effective date of any such replacement, (i) the successor Letter of Credit Issuer shall have all the rights and obligations of the Letter of Credit Issuer under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Letter of Credit Issuer" shall be deemed to refer to such successor or to any previous Letter of Credit Issuer, or to such successor and all previous Letter of Credit Issuers, as the context shall require. After the replacement of an Letter of Credit Issuer hereunder, the replaced Letter of Credit Issuer shall remain a party hereto and shall continue to have all the rights and obligations of an Letter of Credit Issuer under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

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

     (j) CASH COLLATERALIZATION. If any Event of Default shall occur and be continuing, on the Business Day that the US Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the US Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date PLUS any accrued and unpaid interest thereon; PROVIDED that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the US Borrower described in Section 8.05. Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the US Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the US Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Letter of Credit Issuer for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the US Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the US Borrower under this Agreement. If the US Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the US Borrower within three Business Days after all Events of Default have been cured or waived. If the US Borrower is required to provide an amount of cash collateral hereunder pursuant to
Section 2.12(a), such amount (to the extent not applied as aforesaid) shall be returned to the US Borrower as and to the extent that, after giving effect to such return, the US Borrower would remain in compliance with Section 2.12(a) and no Default shall have occurred and be continuing.

          SECTION 2.06. FUNDING OF BORROWINGS. (a) Each Lender shall make each Loan to be made by it and disburse the Discount Proceeds (net of applicable acceptance fees) of each B/A to be accepted and purchased by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Applicable Agent most recently designated by it for such purpose by notice to the Lenders; PROVIDED that Swingline Loans shall be made as PROVIDED in Section 2.04. The Applicable Agent will make such Loans or Discount Proceeds (net of applicable acceptance fees) available to the applicable Borrower by promptly crediting the amounts so received, in like funds, to an account of the applicable Borrower (i) in New York City in the case of Loans made to the US Borrower, (ii) in Toronto, in the case of Canadian Revolving Loans or B/As and (iii) in London, in the case of UK Revolving Loans, and in each case designated by the applicable Borrower in the applicable Notice of Borrowing; PROVIDED that Base Rate Revolving Loans made to finance the reimbursement of an LC Disbursement as PROVIDED in Section 2.05(e) shall be remitted by the Administrative Agent to the Letter of Credit Issuer.

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

     (b) Unless the Applicable Agent shall have received notice from a Lender prior to the proposed date of any Borrowing or acceptance and purchase of B/As that such Lender will not make available to the Applicable Agent such Lender's share of such Borrowing or the applicable Discount Proceeds (net of applicable acceptance fees), the Applicable Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Applicable Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Applicable Agent, at (i) in the case of a Lender, the greater of (A)(1) the Federal Funds Effective Rate, in the case of Loans denominated in US Dollars and
(2) the rate reasonably determined by the Applicable Agent to be the cost to it of funding such amount, in the case of Loans denominated in Canadian Dollars or Sterling, and (B) a rate determined by the Applicable Agent in accordance with banking industry rules on interbank compensation, or (ii) in the case of a Borrower, the interest rate applicable to Base Rate Loans. If such Lender pays such amount to the Applicable Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

          SECTION 2.07. CANADIAN BANKERS' ACCEPTANCES. (a) Each acceptance and purchase of B/As of a single Contract Period pursuant to Section 2.01(c) or
Section 2.08 shall be made ratably by the Canadian Lenders in accordance with the amounts of their Canadian Revolving Loan Sub-Commitments. The failure of any Canadian Lender to accept any B/A required to be accepted by it shall not relieve any other Canadian Lender of its obligations hereunder; PROVIDED that the Canadian Revolving Loan Sub-Commitments are several and no Canadian Lender shall be responsible for any other Canadian Lender's failure to accept B/As as required.

     (b) The B/As of a single Contract Period accepted and purchased on any date shall be in an aggregate amount that is an integral multiple of C$1,000,000 and not less than C$2,000,000. The face amount of each B/A shall be C$100,000 or any whole multiple thereof. If any Canadian Lender's ratable share of the B/As of any Contract Period to be accepted on any date would not be an integral multiple of C$100,000, the face amount of the B/As accepted by such Lender may be increased or reduced to the nearest integral multiple of C$100,000 by the Canadian Agent in its sole discretion. B/As of more than one Contract Period may be outstanding at the same time; PROVIDED that there shall not at any time be more than a total of five B/A Drawings outstanding (or such greater number as the Applicable Agent shall agree).

     (c) To request an acceptance and purchase of B/As, the Canadian Borrower shall notify the Canadian Agent of such request by telephone or by telecopy not later than 11:00 a.m., Local Time, one Business Day before the date of such acceptance and purchase. Each such request shall be irrevocable and, if telephonic, shall be confirmed promptly by hand delivery or telecopy to the Canadian Agent of a written request in a form approved by the Canadian Agent and signed by the Canadian Borrower. Each such telephonic and written request shall specify the following information:

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

               (i) the aggregate face amount of the B/As to be accepted and purchased;

               (ii) the date of such acceptance and purchase, which shall be a Business Day;

               (iii) the Contract Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Contract Period" (and which shall in no event end after the Maturity Date); and

               (iv) the location and number of the Canadian Borrower's account to which any funds are to be disbursed, which shall comply with the requirements of Section 2.06. If no Contract Period is specified with respect to any requested acceptance and purchase of B/As, then the Canadian Borrower shall be deemed to have selected a Contract Period of 30 days' duration.

Promptly following receipt of a request in accordance with this paragraph, the Canadian Agent shall advise each Canadian Lender of the details thereof and of the amount of B/As to be accepted and purchased by such Lender.

     (d) The Canadian Borrower hereby appoints each Canadian Lender as its attorney to sign and endorse on its behalf, manually or by facsimile or mechanical signature, as and when deemed necessary by such Lender, blank forms of B/As. It shall be the responsibility of each Canadian Lender to maintain an adequate supply of blank forms of B/As for acceptance under this Agreement. The Canadian Borrower recognizes and agrees that all B/As signed and/or endorsed on its behalf by any Canadian Lender shall bind the Canadian Borrower as fully and effectually as if manually signed and duly issued by authorized officers of the Canadian Borrower. Each Canadian Lender is hereby authorized to issue such B/As endorsed in blank in such face amounts as may be determined by such Lender; PROVIDED that the aggregate face amount thereof is equal to the aggregate face amount of B/As required to be accepted by such Lender. No Canadian Lender shall be liable for any damage, loss or claim arising by reason of any loss or improper use of any such instrument unless such loss or improper use results from the bad faith, gross negligence or willful misconduct of such Lender. Each Canadian Lender shall maintain a record with respect to B/As (i) received by it from the Canadian Agent in blank hereunder, (ii) voided by it for any reason,
(iii) accepted and purchased by it hereunder and (iv) canceled at their respective maturities. Each Canadian Lender further agrees to retain such records in the manner and for the periods provided in applicable provincial or Federal statutes and regulations of Canada and to provide such records to the Canadian Borrower upon its request and at its expense. Upon request by the Canadian Borrower, a Lender shall cancel all forms of B/A that have been pre-signed or pre-endorsed on behalf of the Canadian Borrower and that are held by such Lender and are not required to be issued pursuant to this Agreement.

     (e) Drafts of the Canadian Borrower to be accepted as B/As hereunder shall be signed as set forth in paragraph (d) above. Notwithstanding that any Person whose signature appears on any B/A may no longer be an authorized signatory for any of the Lenders or the Canadian Borrower at the date of issuance of such B/A, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and any such B/A so signed shall be binding on the Canadian Borrower.

     (f) Upon acceptance of a B/A by a Lender, such Lender shall purchase, or arrange the purchase of, such B/A from the Canadian Borrower at the Discount Rate for such Lender applicable to such B/A accepted by it and provide to the Canadian Agent the Discount Proceeds for the account of the Canadian Borrower as provided in Section 2.07. The acceptance fee payable by the Canadian Borrower to a Lender under Section 2.13 in respect of each B/A accepted by such Lender shall be set off against the Discount Proceeds payable by such Lender under this paragraph. Notwithstanding the foregoing, in the case of any B/A Drawing resulting from the conversion or continuation of a B/A Drawing or Canadian Revolving Loan pursuant to Section 2.08, the net amount that would otherwise be payable to the Canadian Borrower by each Lender pursuant to this paragraph will be applied as provided in Section 2.08(f).

     (g) Each Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all B/A's accepted and purchased by it; provided that no such sale or disposition shall cause the amount payable by a Borrower under Section 2.18 to exceed the amount that would have been payable thereunder in the absence of such sale or disposition.

     (h) Each B/A accepted and purchased hereunder shall mature at the end of the Contract Period applicable thereto.

     (i) The Canadian Borrower waives presentment for payment and any other defense to payment of any amounts due to a Lender in respect of a B/A accepted and purchased by it pursuant to this Agreement that might exist solely by reason of such B/A being held, at the maturity thereof, by such Lender in its own right and the Canadian Borrower agrees not to claim any days of grace if such Lender as holder sues the Canadian Borrower on the B/A for payment of the amounts payable by the Canadian Borrower thereunder. On the specified maturity date of a B/A, or such earlier date as may be required pursuant to the provisions of this Agreement, the Canadian Borrower shall pay the Lender that has accepted and purchased such B/A the full face amount of such B/A (or shall make provision for the conversion or continuation of such B/A in accordance with Section 2.08) in Canadian Dollars, and after such payment the Canadian Borrower shall have no further liability in respect of such B/A and such Lender shall be entitled to all benefits of, and be responsible for all payments due to third parties under, such B/A.

     (j) At the option of the Canadian Borrower and any Lender, B/As under this Agreement to be accepted by that Lender may be issued in the form of depository bills for deposit with The Canadian Depository for Securities Limited pursuant to the Depository Bills and Notes Act (Canada). All depository bills so issued shall be governed by the provisions of this Section 2.07.

     (k) If a Canadian Lender is not a chartered bank under the Bank Act (Canada) or if a Canadian Lender notifies the Canadian Agent in writing that it is otherwise unable to accept B/As, such Canadian Lender will, instead of accepting and purchasing B/As, make a Loan (a "B/A EQUIVALENT LOAN") from its Canadian Lending Office to the Canadian Borrower in the amount and for the same term as the draft that such Canadian Lender would otherwise have been required to accept and purchase hereunder. Each such Canadian Lender may request that such

B/A Equivalent Loan be evidenced by a non-interest bearing promissory note, in a form approved by the US Borrower and the Applicable Agent. Each such Canadian Lender will provide to the Canadian Agent the Discount Proceeds of such B/A Equivalent Loan for the account of the Canadian Borrower in the same manner as such Canadian Lender would have provided the Discount Proceeds in respect of the draft that such Canadian Lender would otherwise have been required to accept and purchase hereunder. Each such B/A Equivalent Loan will bear interest at the same rate that would result if such Canadian Lender had accepted (and been paid an acceptance fee) and purchased (on a discounted basis) a B/A for the relevant Contract Period (it being the intention of the parties that each such B/A Equivalent Loan shall have the same economic consequences for the Lenders and the Canadian Borrower as the B/A that such B/A Equivalent Loan replaces). All such interest shall be paid in advance on the date such B/A Equivalent Loan is made, and will be deducted from the principal amount of such B/A Equivalent Loan in the same manner in which the Discount Proceeds of a B/A would be deducted from the face amount of the B/A. Subject to the repayment requirements of this Agreement, on the last day of the relevant Contract Period for such B/A Equivalent Loan, the Canadian Borrower shall be entitled to convert each such B/A Equivalent Loan into another type of Loan, or to roll over each such B/A Equivalent Loan into another B/A Equivalent Loan, all in accordance with the applicable provisions of this Agreement.

     (l) If the Applicable Agent determines and promptly notifies the US Borrower that, by reason of circumstances affecting the money market, there is no market for B/As, (i) the right of the Canadian Borrower to request an acceptance and purchase of B/As shall be suspended until the Applicable Agent determines that the circumstances causing such suspension no longer exist and so notifies the US Borrower, and (ii) any notice relating to an acceptance and purchase of B/As that is outstanding at such time shall be deemed to be a notice requesting a Canadian Prime Rate Borrowing (as if it were a notice given pursuant to Section 2.03).

          SECTION 2.08. INTEREST ELECTIONS. (a) Each Revolving Borrowing and Term Borrowing initially shall be of the Type specified in the applicable Notice of Borrowing and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Notice of Borrowing. Each B/A Drawing shall have a Contract Period as specified in the applicable request therefor. Thereafter, the applicable Borrower may elect to convert such Borrowing or a B/A Drawing to a different Type or to continue such Borrowing or B/A Drawing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as PROVIDED in this Section, it being understood that no B/A Drawing may be converted or continued other than at the end of the Contract Period applicable thereto. The applicable Borrower may elect different options with respect to different portions of the affected Borrowing or B/A Drawing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing or accepting the B/As comprising such B/A Drawing, as the case may be, and the Loans or B/As comprising each such portion shall be considered a separate Borrowing or B/A Drawing. Notwithstanding any other provision of this Section, no Borrowing or B/A Drawing may be converted into or continued as a Borrowing or B/A Drawing with an Interest Period ending after the applicable Maturity Date. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

     (b) To make an election pursuant to this Section, a Borrower (or the US Borrower on its behalf) shall notify the Applicable Agent of such election by telephone or telecopy (i) in the case of an election that would result in a Borrowing, by the time that a Notice of Borrowing would be required under Section 2.03 if such Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election and (ii) in the case of an election that would result in a B/A Drawing or the continuation of a B/A Drawing, by the time and date that a request would be required under Section 2.07 if such Borrower were requesting an acceptance and purchase of B/As to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and, if telephonic, shall be confirmed promptly by hand delivery or telecopy to the Applicable Agent of a written Interest Election Request in a form approved by the Applicable Agent and signed by the applicable Borrower (or the US Borrower on its behalf). Notwithstanding any other provision of this Section, no Borrower shall be permitted to (i) change the currency of any Borrowing, (ii) elect an Interest Period for Eurodollar Loans that does not comply with Section 2.02(d) or (iii) convert any Borrowing or B/A Drawing to a Borrowing or B/A Drawing not available under the Tranche of Commitments pursuant to which such Borrowing or B/A Drawing was made.

     (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph (f) of this Section:

               (i) the Borrowing or B/A Drawing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing or B/A Drawing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing or B/A Drawing);

               (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

               (iii) whether the resulting Borrowing is to be a Base Rate Borrowing, a Eurodollar Borrowing, a Canadian Prime Rate Borrowing or a B/A Drawing; and

               (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period", and in the case of an election of a B/A Drawing, the Contract Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Contract Period".

If any such Interest Election Request requests a Eurodollar Borrowing or B/A Drawing but does not specify an Interest Period or Contract Period, then the applicable Borrower shall be deemed to have selected an Interest Period or Contract Period of one month's or 30 days' duration, as applicable.

(d) Promptly following receipt of an Interest Election Request, the Applicable Agent shall advise each applicable Lender of the details thereof and of such Lender's portion of each resulting Borrowing or B/A Drawing.

     (e) If the applicable Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period applicable thereto, such Eurodollar Borrowing shall, (i) in the case of a Borrowing by the US Borrower denominated in US Dollars, be converted to a Base Rate Borrowing, (ii) in the case of a Borrowing by the Canadian Borrower denominated in US Dollars, be converted to a Canadian Base Rate Borrowing and (iii) in the case of a Borrowing by the UK Borrower denominated in Sterling, be converted to a Eurodollar Borrowing with an Interest Period of one month's duration. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Applicable Agent, at the request of the Required Lenders, so notifies the US Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing denominated in US Dollars may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing denominated in US Dollars shall be converted to a Base Rate Borrowing at the end of the Interest Period applicable thereto.

     (f) Upon the conversion of any Canadian Borrowing (or portion thereof), or the continuation of any B/A Drawing (or portion thereof), to or as a B/A Drawing, the net amount that would otherwise be payable to the Canadian Borrower by each Lender pursuant to Section 2.07(f) in respect of such new B/A Drawing shall be applied against the principal of the Canadian Revolving Loan made by such Lender as part of such Canadian Borrowing (in the case of a conversion), or the reimbursement obligation owed to such Lender under Section 2.07(i) in respect of the B/As accepted by such Lender as part of such maturing B/A Drawing (in the case of a continuation), and the Canadian Borrower shall pay to such Lender an amount equal to the difference between the principal amount of such Canadian Revolving Loan or the aggregate face amount of such maturing B/As, as the case may be, and such net amount.

     (g) A Borrowing of any Tranche may not be converted to or continued as a Eurodollar Borrowing if after giving effect thereto (i) the Interest Period therefor would commence before and end after a date on which any principal of the Loans of such Tranche is scheduled to be repaid and (ii) the sum of the aggregate principal amount of outstanding Eurodollar Borrowings of such Tranche with Interest Periods ending on or prior to such scheduled repayment date PLUS the aggregate principal amount of outstanding Base Rate Borrowings of such Tranche would be less than the aggregate principal amount of Loans of such Tranche required to be repaid on such scheduled repayment date.

     (h) The Available Revolving Percentage of each Lender with respect to any continued or converted Revolving Borrowing shall be deemed to be the percentage of such Borrowing held by such Lender immediately prior to such continuance or conversion.

          SECTION 2.09. TERMINATION AND REDUCTION OF COMMITMENTS. (a) Unless previously terminated, (i) the Term Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Initial Borrowing Date and (ii) the Revolving Loan Commitments shall terminate on the Revolving Loan Maturity Date.

     (b) The Borrowers may at any time terminate, without payment of any premium or penalty, or from time to time reduce, the Commitments of any Tranche; PROVIDED that (i) each reduction of the Commitments of any Tranche shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000, (ii) the Borrowers shall not terminate or reduce the Revolving Loan Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.12, (A) the sum of the Revolving Credit Exposures would exceed the Total Revolving Loan Commitment or (B) the sum of the Multi-Currency Commitments of any Lender would exceed the Revolving Loan Commitment of such Lender, (iii) the Canadian Borrower shall not terminate or reduce the Canadian Revolving Loan Sub-Commitments if, after giving effect to any concurrent prepayment of the Canadian Revolving Loans in accordance with Section 2.12, the sum of the Canadian Revolving Credit Exposures would exceed the sum of the Canadian Revolving Loan Sub-Commitments and (iv) the UK Borrower shall not terminate or reduce the UK Revolving Loan Sub-Commitments if, after giving effect to any concurrent prepayment of the UK Revolving Loans in accordance with Section 2.12, the sum of the UK Revolving Credit Exposures would exceed the sum of the UK Revolving Loan Sub-Commitments.

     (c) The applicable Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by a Borrower pursuant to this Section shall be irrevocable; PROVIDED that a notice of termination of the Revolving Loan Commitments, the Canadian Revolving Loan Sub-Commitments or the UK Revolving Loan Sub-Commitments delivered by a Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by such Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Tranche shall be permanent. Except as provided in paragraph (d) of this Section, each reduction of the Commitments of any Tranche shall be made ratably among the Lenders in accordance with their respective Commitments under such Tranche.

     (d) In the event of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement that have been approved by the Required Lenders as (and to the extent) provided in Section 10.11(b), the Borrowers shall have the right, subject to obtaining the consents required by Section 10.11(b), upon five Business Days' prior written notice to the Administrative Agent at the applicable Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), to terminate the entire Revolving Loan Commitment, Canadian Revolving Loan Sub-Commitment and UK Revolving Loan Sub-Commitment of such Lender, so long as all Loans (other than Term Loans that are not being repaid pursuant to Section 10.11(b)), together with accrued and unpaid interest, fees and all other amounts, owing to such Lender (excluding amounts owing in respect of Term Loans maintained by such Lender, if such Term Loans are not being repaid pursuant to
Section 10.11(b)) are repaid concurrently with the effectiveness of such termination (at which time Schedule I shall be deemed modified to reflect such changed amounts) and at such time, unless the respective Lender continues to have outstanding Term Loans hereunder, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 2.16, 2.17, 2.18,
2.19 and 10.01), which shall survive as to such repaid Lender.

          SECTION 2.10. REPAYMENT OF LOANS AND B/As; EVIDENCE OF DEBT. (a) Each Borrower hereby unconditionally promises to pay (i) to the Applicable Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender made to such Borrower on the Revolving Loan Maturity Date, and the face amount of each B/A of such Borrower, if any, accepted by such Lender as provided in Section 2.07, (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.12 and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Loan Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; PROVIDED that on each date that a US Revolving Borrowing is made, the US Borrower shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested.

     (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made or B/A accepted by such Lender, including the amounts of principal and interest and amounts in respect of B/As payable and paid to such Lender from time to time hereunder.

     (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Tranche, Type and currency thereof and the Interest Period applicable thereto, and the amount of each B/A and the Contract Period applicable thereto, (ii) the amount of any principal, interest or other amount in respect of any B/A due and payable or to become due and payable from the Canadian Borrower to each Lender hereunder,
(iii) the amount of any principal or interest due and payable or to become due and payable from the applicable Borrower to each Lender hereunder and (iv) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

     (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; PROVIDED that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of any Borrower to repay the Loans or B/As in accordance with the terms of this Agreement.

     (e) Any Lender may request that Loans of any Tranche made by it be evidenced by a promissory note. In such event, the applicable Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in the form of Exhibit A-1, A-2 or A-3, as applicable. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

          SECTION 2.11. VOLUNTARY PREPAYMENTS. (a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing or amount owed in respect of outstanding B/As, in whole or in part, subject to prior notice in accordance with paragraph (c) of this Section and payment of any amounts required under Section 2.17.

     (b) Prior to any optional or mandatory prepayment of Borrowings or amounts owing in respect of outstanding B/A Drawings, the applicable Borrower shall select the Borrowing or Borrowings and the B/A Drawing or B/A Drawings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (c) below.

     (c) The US Borrower, Canadian Borrower or UK Borrower, as the case may be, shall give the Applicable Agent at the applicable Notice Office written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans, whether such Loans are Term Loans, US Revolving Loans, Canadian Revolving Loans, UK Revolving Loans or Swingline Loans, the amount of such prepayment, the Types of Loans to be repaid and (in the case of Eurodollar Loans) the specific Borrowing(s) pursuant to which such Eurodollar Loans were made, which notice (i) shall be given by the applicable Borrower, (A) prior to 12:00 noon. (Local Time) at least one Business Day prior to the date of such prepayment in the case of Loans maintained as Base Rate Loans (other than Swingline Loans), Canadian Base Rate Loans and Canadian Prime Rate Loans, (B) prior to 12:00 noon. (Local Time) at least one Business Day prior to the date of such prepayment in the case of Eurodollar Loans and (C) prior to 12:00 noon (Local Time) on the date of such prepayment in the case of Swingline Loans and (ii) shall, except in the case of Swingline Loans, promptly be transmitted by the Applicable Agent to each of the applicable Lenders.

     (d) except for a prepayment pursuant to Section 2.20, each prepayment of B/A Drawings or principal of Term Borrowings pursuant to this Section 2.11 shall be applied to the B/As included in such B/A Drawing or the Term Loans included in such Term Borrowing, as applicable, and to reduce the remaining Scheduled Repayments of the Term Loans, at the US Borrower's option, in direct order of maturity or on a pro rata basis (in each case, based upon the then remaining principal amounts of such Scheduled Repayments after giving effect to all prior reductions thereto);

          (e) Amounts to be applied pursuant to this Section or Article VIII to prepay or repay amounts to become due with respect to outstanding B/As shall be deposited in the Prepayment Account (as defined below). The Canadian Agent shall apply any cash deposited in the Prepayment Account allocable to amounts to become due in respect of B/As on the last day of their respective Contract Periods until all amounts due in respect of outstanding B/As have been prepaid or until all the allocable cash on deposit has been exhausted. For purposes of this Agreement, the term "Prepayment Account" shall mean an account established by the Canadian Borrower with the Canadian Agent and over which the Canadian Agent shall have exclusive dominion and control, including the exclusive right of withdrawal for application in accordance with this paragraph (e). The Canadian Agent will, at the request of the Canadian Borrower, invest amounts on deposit in the Prepayment Account in short-term, cash equivalent investments selected by the Canadian Agent in consultation with the Canadian Borrower that mature on or prior to the last day of the applicable Contract Periods of the B/As to be prepaid; provided, however, that the Canadian Agent shall have no obligation to invest amounts on deposit in the Prepayment Account if an Event of Default shall have occurred and be continuing. The Canadian Borrower shall indemnify the Canadian Agent for any losses relating to the investments so that the amount available to prepay amounts due in respect of B/As on the last day of the applicable Contract Period is not less than the amount that would have been available had no investments been made pursuant hereto. Other than any interest earned on such investments (which shall be for the account of the Canadian Borrower, to the extent not necessary for the prepayment of B/As in accordance with this Section), the Prepayment Account shall not bear interest. Interest or profits, if any, on such investments shall be deposited in the Prepayment Account and reinvested and disbursed as specified above. If the maturity of the Loans and all amounts due hereunder has been accelerated pursuant to Article VIII, the Canadian Agent may, in its sole discretion, apply all amounts on deposit in the Prepayment Account to satisfy any of the Obligations in respect of Canadian Revolving Loans and B/As (and the Canadian Borrower hereby grants to the Canadian Agent, as agent for the Secured Parties, a security interest in its Prepayment Account to secure such Obligations).

          SECTION 2.12. MANDATORY REPAYMENTS. (a) (i) If on any date the Revolving Credit Exposure of any Lender (after giving effect to any concurrent prepayment of the Revolving Loans) would exceed such Lender's Revolving Loan Commitment, or if the sum of the Revolving Credit Exposures (after giving effect to any concurrent prepayment of the Revolving Loans) would exceed the Total Revolving Loan Commitment, the US Borrower shall repay on such date the principal of Swingline Loans and, after all Swingline Loans have been repaid in full or if no Swingline Loans are outstanding, the US Borrower, the Canadian Borrower and/or the UK Borrower, as applicable, shall repay on such date the principal of Revolving Loans, in either case, in the aggregate amount necessary to eliminate such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and all outstanding Revolving Loans, the LC Exposure of any Lender exceeds such Lender's Revolving Loan Commitment as then in effect, the US Borrower shall pay to the Administrative Agent at the applicable Payment Office on such date the amount in cash and/or Cash Equivalents necessary to eliminate such excess (up to the aggregate amount of LC Exposure at such time) and the Administrative Agent shall hold such payment as security for the obligations of the US Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent.

          (ii) If on any date the Canadian Revolving Credit Exposure (after giving effect to all other prepayments on such date) would exceed the total Canadian Revolving Loan Sub-Commitments, the Canadian Borrower shall prepay on such date the principal of Canadian Revolving Loans incurred by it in an aggregate amount equal to such excess.

          (iii) If on any date the UK Revolving Credit Exposure (after giving effect to all other prepayments on such date) would exceed the total UK Revolving Loan Sub-Commitments, the UK Borrower shall prepay on such date the principal of UK Revolving Loans incurred by it in an aggregate amount equal to such excess.

     (b) In addition to any other mandatory repayments pursuant to this Section 2.12, on each date set forth below, the US Borrower shall be required to repay that principal amount of Term Loans, to the extent then outstanding, as is set forth opposite each such date (each such repayment, as the same may be reduced as provided in Sections 2.11(d) and 2.12(h), a "SCHEDULED REPAYMENT"):

            Scheduled Repayment Date               Amount
            ------------------------               ------
            June 30, 2002                          $     375,000
            September 30, 2002                     $     375,000
            December 31, 2002                      $     375,000
            March 31, 2003                         $     375,000
            June 30, 2003                          $     375,000
            September 30, 2003                     $     375,000
            December 31, 2003                      $     375,000
            March 31, 2004                         $     375,000
            June 30, 2004                          $     375,000
            September 30, 2004                     $     375,000
            December 31, 2004                      $     375,000
            March 31, 2005                         $     375,000
            June 30, 2005                          $     375,000
            September 30, 2005                     $     375,000
            December 31, 2005                      $     375,000
            March 31, 2006                         $     375,000
            June 30, 2006                          $     375,000
            September 30, 2006                     $     375,000
            December 31, 2006                      $     375,000
            March 31, 2007                         $     375,000
            June 30, 2007                          $     375,000
            September 30, 2007                     $     375,000
            December 31, 2007                      $     375,000
            March 31, 2008                         $     375,000
            June 30, 2008                          $     375,000
            September 30, 2008                     $     375,000
            December 31, 2008                      $     375,000
            March 31, 2009                         $  34,968,750
            June 30, 2009                          $  34,968,750
            September 30, 2009                     $  34,968,750
            Term Loan Maturity Date                $  34,968,750

     (c) In addition to any other mandatory repayments pursuant to this Section 2.12, on each date on or after the Effective Date on which Holdings or any of its Subsidiaries receives Net Sale Proceeds from any Asset Sale, an amount equal to the Applicable Prepayment Percentage of the Net Sale Proceeds from such Asset Sale shall be applied as a mandatory repayment in accordance with the requirements of Section 2.12(h) and 2.12(i); PROVIDED that with respect to no more than $25,000,000 in the aggregate of such Net Sale Proceeds received by Holdings and its Subsidiaries in any fiscal year of Holdings, such Net Sale Proceeds shall not give rise to a mandatory repayment on such date to the extent that no Default or Event of Default then exists and such Net Sale Proceeds shall be used or contractually committed to be used to purchase assets used or to be used in the businesses permitted pursuant to Section 7.01 (including, without limitation (but only to the extent permitted by Section 7.02), the purchase of the capital stock of a Person engaged in such businesses) within 350 days following the date of receipt of such Net Sale Proceeds from such Asset Sale; and PROVIDED FURTHER that (i) if all or any portion of such Net Sale Proceeds are not so used (or contractually committed to be used) within such 350-day period, such remaining portion shall be applied on the last day of such period (or such earlier date, if any, as Holdings or the relevant Subsidiary determines not to reinvest the Net Sale Proceeds from such Asset Sale as set forth above) as a mandatory repayment as provided above (without giving effect to the immediately preceding proviso) and (ii) if all or any portion of such Net Sale Proceeds are not so used within such 350-day period referred to in clause (i) of this proviso because such amount is contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, such remaining portion shall be applied on the date of such termination or expiration as a mandatory repayment as provided above (without giving effect to the immediately preceding proviso). Notwithstanding the foregoing provisions of this Section 2.12(c), so long as no Default or Event of Default shall have occurred and be continuing, no mandatory repayments shall be required pursuant to the immediately preceding proviso appearing in this Section 2.12(c) until the date on which the aggregate Net Sale Proceeds from all Asset Sales not reinvested within the time periods specified by said proviso equals or exceeds $2,000,000.

     (d) In addition to any other mandatory repayments pursuant to this Section 2.12, on each date on or after the Effective Date on which Holdings or any of its Subsidiaries receives any cash proceeds from any incurrence of Indebtedness (other than Indebtedness permitted to be incurred pursuant to Section 7.04 as in effect on the Effective Date and Indebtedness permitted to be incurred pursuant to Section 7.04(p) as in effect on the Amendment and Restatement Date) or issuance of Preferred Stock (other than (i) Disqualified Preferred Stock to the extent the proceeds therefrom are used to effect Permitted Acquisitions and (ii) Qualified Preferred Stock) by Holdings or any of its Subsidiaries, an amount equal to the Applicable Prepayment Percentage of the Net Cash Proceeds of the respective incurrence of Indebtedness or issuance of Preferred Stock shall be applied as a mandatory repayment in accordance with the requirements of Section 2.12(h) and 2.12(i). Notwithstanding the foregoing provisions of this Section 2.12(d), so long as no Default or Event of Default shall have occurred and be continuing, no mandatory repayment shall be required pursuant to this Section 2.12(d) until the date on which the sum of (A) the Net Cash Proceeds required to be applied as mandatory repayments in the absence of this sentence PLUS (B) the Net Cash Proceeds required to be applied as mandatory repayments pursuant to
Section 2.12(e) in the absence of the last sentence of said Section 2.12(e), equals or exceeds $2,000,000.

     (e) In addition to any other mandatory repayments pursuant to this Section 2.12, on each date on or after the Effective Date on which Holdings or any of its Subsidiaries receives any cash proceeds from any sale or issuance of Qualified Preferred Stock or common equity of (or cash capital contributions to) Holdings or any of its Subsidiaries (other than (i) pursuant to the Merger Transactions, (ii) sales or issuances to, or capital contributions from, Apollo Group, (iii) issuances of Holdings Common Stock to management of Holdings and its Subsidiaries (including as a result of the exercise of any options with respect thereto) in an aggregate amount not to exceed $10,000,000 in any fiscal year of Holdings, (iv) equity contributions to any Subsidiary of Holdings made by Holdings or any other Subsidiary of Holdings, (v) any issuance of Holdings Common Stock or Qualified Preferred Stock to the extent the proceeds therefrom are used to effect Permitted Acquisitions and (vi) additional issuances of Holdings Common Stock or Qualified Preferred Stock, (A) to the extent that the aggregate proceeds excluded pursuant to this clause (vi) after the Effective Date do not exceed $20,000,000), an amount equal to the

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Applicable Prepayment Percentage of the Net Cash Proceeds of the respective equity issuance or capital contribution shall be applied as a mandatory repayment in accordance with the requirements of Section 2.12(h) and 2.12(i); PROVIDED that Net Cash Proceeds received by Holdings from additional sales or issuances of Holdings Common Stock (other than from a Public Offering) shall not be required to be applied as a mandatory repayment on the date of receipt thereof, to the extent that (A) no Default or Event of Default then exists and
(B) Holdings delivers a certificate to the Administrative Agent on or prior to such date stating that such Net Cash Proceeds shall be used or contractually committed to be used to make Capital Expenditures and/or effect Permitted Acquisitions within 270 days following the date of receipt of such Net Cash Proceeds (which certificate shall set forth the estimates of the proceeds to be so expended) and PROVIDED FURTHER that (1) if all or any portion of such Net Cash Proceeds are not so used (or contractually committed to be used) within such 270-day period, such remaining portion shall be applied on the last day of such period (or such earlier date, if any, as Holdings or the relevant Subsidiary determines not to reinvest the Net Cash Proceeds from such equity issuance or capital contribution as set forth above) as a mandatory repayment as provided above (without giving effect to the immediately preceding proviso) and
(2) if all or any portion of such Net Cash Proceeds are not so used within such 270-day period referred to in clause (1) above because such amount is contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, such remaining portion shall be applied on the date of such termination or expiration as a mandatory repayment as provided above (without giving effect to the immediately preceding proviso). Notwithstanding the foregoing provisions of this Section 2.12(e), so long as no Default or Event of Default shall have occurred and be continuing, no mandatory repayment shall be required pursuant to this Section 2.12(e) until the date on which the sum of (I) the Net Cash Proceeds required to be applied as mandatory repayments in the absence of this sentence PLUS (II) the Net Cash Proceeds required to be applied as mandatory repayments pursuant to Section 2.12(d) in the absence of the last sentence in said Section 2.12(d), equals or exceeds $2,000,000.

     (f) In addition to any other mandatory repayments pursuant to this Section 2.12, within 10 days following each date on or after the Effective Date on which Holdings or any of its Subsidiaries receives any cash proceeds from any Recovery Event, an amount equal to 100% of the proceeds of such Recovery Event (net of reasonable costs (including, without limitation, legal costs and expenses) and taxes incurred in connection with such Recovery Event and the amount of such proceeds required to be used to repay any Indebtedness (other than Indebtedness of the Lenders pursuant to this Agreement) that is secured by the respective assets subject to such Recovery Event) shall be applied as a mandatory repayment in accordance with the requirements of Section 2.12(h) and 2.12(i); PROVIDED that (i) so long as no Default or Event of Default then exists and such proceeds do not exceed $5,000,000, such proceeds shall not be required to be so applied on such date to the extent that Holdings has delivered a certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used or shall be committed to be used to replace or restore any properties or assets in respect of which such proceeds were paid within 360 days following the date of such Recovery Event (which certificate shall set forth the estimates of the proceeds to be so expended) and (ii) so long as no Default or Event of Default then exists and to the extent that (A) the amount of such proceeds exceeds $5,000,000, (B) the amount of such proceeds, together with other cash available to Holdings and its Subsidiaries and permitted to be spent by them on Capital Expenditures during the relevant period, equals at least

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100% of the cost of replacement or restoration of the properties or assets in respect of which such proceeds were paid as determined by Holdings and as supported by such estimates or bids from contractors or subcontractors or such other supporting information as the Administrative Agent may reasonably accept,
(C) Holdings has delivered to the Administrative Agent a certificate on or prior to the date the respective mandatory repayment would otherwise be required pursuant to this Section 2.12(f) in the form described in clause (i) above and also certifying its determination as required by preceding clause (B) and certifying the sufficiency of business interruption insurance as required by succeeding clause (D), and (D) Holdings has delivered to the Administrative Agent such evidence as the Administrative Agent may reasonably request in form and substance reasonably satisfactory to the Administrative Agent establishing that Holdings has sufficient business interruption insurance and that Holdings will receive payment thereunder in such amounts (if any) and at such times (if any) as may be necessary to satisfy all obligations and expenses of Holdings and its Subsidiaries (including, without limitation, all debt service requirements, including pursuant to this Agreement), without any delay or extension thereof, for the period from the date of the respective casualty, condemnation or other event giving rise to the Recovery Event and continuing through the completion of the replacement or restoration of the respective properties or assets, then the entire amount of the proceeds of such Recovery Event and not just the portion in excess of $5,000,000 shall be deposited with the Administrative Agent pursuant to a cash collateral arrangement reasonably satisfactory to the Administrative Agent whereby such proceeds shall be disbursed to Holdings from time to time as needed to pay or reimburse Holdings or such Subsidiary actual costs incurred by it in connection with the replacement or restoration of the respective properties or assets (pursuant to such certification requirements as may be established by the Administrative Agent); PROVIDED FURTHER that at any time while an Event of Default has occurred and is continuing, the Required Lenders may direct the Administrative Agent (in which case the Administrative Agent shall, and is hereby authorized by the Borrowers to, follow said directions) to apply any or all proceeds then on deposit in such collateral account to the repayment of Obligations hereunder in the same manner as proceeds would be applied pursuant to the US Collateral and Guaranty Agreement or Foreign Security Agreement, as applicable; and PROVIDED FURTHER that if all or any portion of such proceeds not required to be applied as a mandatory repayment pursuant to the second preceding proviso (whether pursuant to clause (i) or (ii) thereof) are either (1) not so used or committed to be so used within 360 days after the date of the respective Recovery Event (or such earlier date, if any, as Holdings or the relevant Subsidiary determines not to reinvest the proceeds from such Recovery Event as set forth above) or (2) if committed to be used within 360 days after the date of receipt of such net proceeds and not so used within 18 months after the date of the respective Recovery Event then, in either such case, such remaining portion not used or committed to be used in the case of preceding clause (1) and not used in the case of preceding clause (2) shall be applied on the date occurring 360 days after the date of the respective Recovery Event in the case of clause (1) above or the date occurring 18 months after the date of the respective Recovery Event in the case of clause (2) above as a mandatory repayment in accordance with the requirements of Section 2.12(h) and 2.12(i).

     (g) In addition to any other mandatory repayments pursuant to this Section 2.12, on each Excess Cash Flow Payment Date, an amount equal to the Applicable Excess Cash Flow Percentage of the Adjusted Excess Cash Flow for the relevant Excess Cash Flow Payment Period

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

shall be applied as a mandatory repayment in accordance with the requirements of
Section 2.12(h).

     (h)  Each amount required to be applied pursuant to Sections 2.12(c), (d),
(e), (f) and (g) and Section 7.04(p) in accordance with this Section 2.12(h) shall be applied to repay the outstanding principal amount of Term Loans on a pro rata basis. All repayments of outstanding Term Loans pursuant to Section 2.12(c), (d), (e), (f) or (g) or Section 7.04(p) shall be applied to reduce the then remaining Scheduled Repayments of the Term Loans on a pro rata basis (based upon the then remaining Scheduled Repayments after giving effect to all prior reductions thereto).

     (i) With respect to each repayment of Loans required by this Section 2.12 or Section 7.04(p), the US Borrower, the Canadian Borrower or the UK Borrower, as the case may be, may designate the Types of Loans of the respective Tranche that are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which such Eurodollar Loans were made; PROVIDED that: (i) repayments of Eurodollar Loans pursuant to this Section 2.12 or Section 7.04(p) on a day other than the last day of an Interest Period applicable thereto shall be accompanied by payment by the US Borrower or the UK Borrower, as the case may be, of all breakage costs and other amounts owing to each Lender pursuant to Section 2.17; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount LESS than the minimum amount for such Borrowing set forth in Section 2.02(c), such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (iii) each repayment of any Tranche of Loans made pursuant to a Borrowing shall be applied pro rata among such Tranche of Loans. In the absence of a designation by the US Borrower, the Canadian Borrower or the UK Borrower, as the case may be, as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.17. Notwithstanding the foregoing provisions of this Section 2.12 (other than Section 2.12(a) or (b), which Sections shall not have the benefits of this sentence or Section 7.04(p)), if at any time the mandatory repayment of Loans pursuant to this Section 2.12 or
Section 7.04(p) would result, after giving effect to the procedures set forth in this clause (i) above, in any Borrower incurring breakage costs under Section
2.17 as a result of Eurodollar Loans being repaid other than on the last day of an Interest Period applicable thereto (any such Eurodollar Loans, "Affected Loans"), the US Borrower, the Canadian Borrower or the UK Borrower, as the case may be, may elect, by written notice to the Administrative Agent, to have the provisions of the following sentence be applicable so long as no Default or Event of Default then exists. At the time any Affected Loans are otherwise required to be prepaid, the US Borrower, the Canadian Borrower or the UK Borrower, as the case may be, may elect to deposit 100% (or such lesser percentage elected by the US Borrower, the Canadian Borrower or the UK Borrower, as the case may be, as not being repaid) of the principal amounts that otherwise would have been paid in respect of the Affected Loans with the Administrative Agent to be held as security for the obligations of the US Borrower, the Canadian Borrower or the UK Borrower, as the case may be, hereunder pursuant to a cash collateral agreement to be entered into in form and substance satisfactory to the Administrative Agent, with such cash collateral to be released from such cash collateral account (and applied to repay the principal amount of such Eurodollar Loans) upon each occurrence thereafter of the last day of an Interest Period applicable to such

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Eurodollar Loans (or such earlier date or dates as shall be requested by the US
Borrower, the Canadian Borrower or the UK Borrower, as the case may be), with the amount to be so released and applied on the last day of each Interest Period to be the amount of such Eurodollar Loans to which such Interest Period applies (or, if LESS, the amount remaining in such cash collateral account); PROVIDED, HOWEVER, that at any time while an Event of Default has occurred and is continuing, the Required Lenders may direct the Administrative Agent (in which case the Administrative Agent shall, and is hereby authorized by the Borrowers to, follow said directions) to apply any or all proceeds then on deposit in such collateral account to the payment of such Affected Loans.

     (j) Notwithstanding anything to the contrary contained elsewhere in this Agreement, all then outstanding Loans of a given Tranche shall be repaid in full on the respective Maturity Date for such Tranche of Loans.

     (k)  Notwithstanding anything to the contrary contained in this
Section 2.12 (and subject to Section 2.21), all payments owing with respect to each Tranche of outstanding Loans pursuant to this Section 2.12 shall be made in the respective currency or currencies in which the respective obligations are owing in accordance with the terms of this Agreement. For purposes of making calculations pursuant to this Section 2.12, the Administrative Agent shall be entitled to use the US Dollar Equivalent of any such amounts required to be converted into other currencies for purposes of making determinations pursuant to this Section 2.12.

          SECTION 2.13. FEES. (a) The US Borrower agrees to pay to the Administrative Agent for the account of each Lender a Commitment Fee (the "COMMITMENT FEE"), which shall accrue at the Applicable Rate on the average daily unused amount of the Term Loan Commitment and the Revolving Loan Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such Commitment terminates. Accrued Commitment Fees shall be payable in arrears (i) in the case of Commitment Fees in respect of the Revolving Loan Commitments, on the last day of March, June, September and December of each year and on the date on which the Revolving Loan Commitments terminate, commencing on the first such date to occur after the date hereof, and (ii) in the case of Commitment Fees in respect of the Term Loan Commitments, on the Initial Borrowing Date or any earlier date on which such Commitments terminate. All Commitment Fees shall be computed on the basis of a year of 360 days and, in each case, shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing Commitment Fees with respect to Revolving Loan Commitments, a Revolving Loan Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

     (b) The US Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate as interest on Eurodollar Revolving Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Initial Borrowing Date to but excluding the later of the date on which such Lender's Revolving Loan Commitment terminates and the date on which such Lender ceases to have any LC Exposure,

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and (ii) to the Letter of Credit Issuer (for its own account) a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the US Borrower and the Letter of Credit Issuer on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Initial Borrowing Date to but excluding the later of the date of termination of the Revolving Loan Commitments and the date on which there ceases to be any LC Exposure, as well as the Letter of Credit Issuer's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Initial Borrowing Date; PROVIDED that all such fees shall be payable on the date on which the Revolving Loan Commitments terminate and any such fees accruing after the date on which the Revolving Loan Commitments terminate shall be payable on demand. Any other fees payable to the Letter of Credit Issuer pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

     (c) The Canadian Borrower agrees to pay to the Canadian Agent, for the account of each Canadian Lender, on each date on which B/As drawn by the Canadian Borrower are accepted hereunder, in Canadian Dollars, an acceptance fee computed by multiplying (i) the face amount of all B/As drawn on such date by
(ii) the Applicable Rate for B/A Drawings on such date by (iii) a fraction, the numerator of which is the number of days in the Contract Period applicable to such B/A and the denominator of which is 365.

     (d) Each Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the US Borrower and the Administrative Agent.

     (e) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Letter of Credit Issuer, in the case of fees payable to it) for distribution, in the case of Commitment Fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

          SECTION 2.14. INTEREST. (a) The Loans comprising each Base Rate Borrowing (including each Swingline Loan) shall bear interest at the Base Rate PLUS the Applicable Rate.

     (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Eurodollar Rate for the Interest Period in effect for such Borrowing PLUS the Applicable Rate.

     (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% PLUS the rate (including margin) otherwise applicable to such Loan as PROVIDED in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% PLUS the rate

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(including margin) applicable to Base Rate Revolving Loans as provided in paragraph (a) of this Section.

     (d) The loans comprising each Canadian Prime Rate Borrowing shall bear interest at the Canadian Prime Rate PLUS the Applicable Rate.

     (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date and on the applicable Maturity Date for such Loan and, in the case of Revolving Loans of any Tranche, upon termination of such Tranche of the Revolving Loan Commitments; PROVIDED that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of a Base Rate Revolving Loan or Canadian Prime Rate Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

     (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that (i) interest on Borrowings denominated in Sterling and (ii) interest computed by reference to (A) the Canadian Prime Rate and (B) the Base Rate at times when the Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or, except in the case of Borrowings denominated in Sterling, 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Base Rate, Eurodollar Rate or Canadian Prime Rate shall be determined by the Applicable Agent, and such determination shall be conclusive absent manifest error. For the purposes of the Interest Act (Canada), (i) whenever any interest or fee under this Agreement is calculated using a rate based on a year of 360 days or 365 days, as the case may be, the rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (A) the applicable rate based on a year of 360 days or 365 days, as the case may be, (B) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (C) divided by 360 and 365, as the case may be. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement.

     (g) If any provision of this Agreement would require the Canadian Borrower to make any payment of interest or other amount payable to any Canadian Lender in an amount or calculated at a rate that would be prohibited by law or would result in a receipt by that Lender of "interest" at a "criminal rate" (as such terms are construed under the Criminal Code (Canada)), then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effective to the maximum amount or rates of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by that Lender of "interest" at a "criminal rate", such adjustment to be effected, to the extent necessary (but only to the extent necessary), as follows:

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          (i)  first, by reducing the amount or rate of interest or the amount or rate of any acceptance fee required to be paid to the affected Lender under Section 2.13(c); and

          (ii) thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to the affected Lender that would constitute interest for purposes of Section 347 of the Criminal Code (Canada).

          SECTION 2.15. ALTERNATE RATE OF INTEREST. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

     (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

     (b) the Administrative Agent is advised by the Required Lenders that the Eurodollar Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Applicable Agent shall give notice thereof to the applicable Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, in the case of Eurodollar Borrowings, until the Administrative Agent notifies the applicable Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Notice of Borrowing requests a Eurodollar Borrowing, (A) in the case of a Eurodollar Borrowing made to the US Borrower, such Borrowing shall be made as a Base Rate Borrowing, (B) in the case of a Eurodollar Borrowing made to the Canadian Borrower, such Borrowing shall be made as a Canadian Base Rate Borrowing and (C) in the case of a Eurodollar Borrowing made to the UK Borrower, such Borrowing shall bear interest at such rate as the Lenders and the UK Borrower may agree adequately reflects the costs to the Lenders of making or maintaining their Loans (or, in the absence of such agreement, shall be repaid as of the last day of the current Interest Period applicable thereto).

          SECTION 2.16. INCREASED COSTS. (a) If any Change in Law shall:

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Eurodollar Rate) or the Letter of Credit Issuer; or

          (ii) impose on any Lender or the Letter of Credit Issuer or the London or Canadian interbank markets any other condition affecting this Agreement or Eurodollar Loans or B/A Drawings made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or obtaining funds for the purchase of B/As (or of maintaining

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its obligation to make any such Loan or to accept and purchase B/As) or to increase the cost to such Lender or the Letter of Credit Issuer of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Letter of Credit Issuer hereunder (whether of principal, interest or otherwise), then the applicable Borrower will pay to such Lender or the Letter of Credit Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the Letter of Credit Issuer, as the case may be, for such additional costs incurred or reduction suffered.

     (b) If any Lender or the Letter of Credit Issuer determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Letter of Credit Issuer's capital or on the capital of such Lender's or the Letter of Credit Issuer's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Letter of Credit Issuer, to a level below that which such Lender or the Letter of Credit Issuer or such Lender's or the Letter of Credit Issuer's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Letter of Credit Issuer's policies and the policies of such Lender's or the Letter of Credit Issuer's holding company with respect to capital adequacy), then from time to time the applicable Borrower will pay to such Lender or the Letter of Credit Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the Letter of Credit Issuer or such Lender's or the Letter of Credit Issuer's holding company for any such reduction suffered.

     (c) A certificate of a Lender or the Letter of Credit Issuer setting forth the amount or amounts necessary to compensate such Lender or the Letter of Credit Issuer or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. The US Borrower shall pay such Lender or the Letter of Credit Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

     (d) Failure or delay on the part of any Lender or the Letter of Credit Issuer to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Letter of Credit Issuer's right to demand such compensation; PROVIDED that the US Borrower shall not be required to compensate a Lender or the Letter of Credit Issuer pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Letter of Credit Issuer, as the case may be, notifies the US Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Letter of Credit Issuer's intention to claim compensation therefor; PROVIDED FURTHER that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 2.17. BREAK FUNDING PAYMENTS. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan or to issue B/As for acceptance and purchase on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.12(e) and is revoked in accordance

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therewith), or (d) the assignment of any Eurodollar Loan or the right to receive payment in respect of a B/A other than on the last day of the Interest Period or Contract Period, as the case may be, applicable thereto as a result of a request by the applicable Borrower pursuant to Section 2.20, then, in any such event, such Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Eurodollar Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

          SECTION 2.18. TAXES. (a) Any and all payments by or on account of any obligation of any Borrower hereunder or under any other Credit Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; PROVIDED that if any Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Applicable Agent, Lender or Letter of Credit Issuer (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Borrower shall make such deductions and (iii) the applicable Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

     (b) In addition, the applicable Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. Each Lender and Letter of Credit Issuer represents that, to its knowledge, except for any such Other Taxes that may be imposed under the federal, state or local laws of the United States, Canada and the United Kingdom (or any political subdivision thereof), it is not aware of any Other Taxes imposed by any other Governmental Authority.

     (c) Each Borrower shall indemnify the Applicable Agent, each Lender and the Letter of Credit Issuer, within 20 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Applicable Agent, such Lender or the Letter of Credit Issuer, as the case may be, on or with respect to any payment by or on account of any obligation of any Borrower hereunder or under any other Credit Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; PROVIDED, HOWEVER, that the Borrowers shall not be obligated to make payment to the Applicable Agent, any Lender or the Letter of Credit Issuer (as the case may be) pursuant to this Section 2.18(c) in respect of

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penalties, interest and other expenses arising from any Indemnified Taxes or
Other Taxes, if such penalties, interest and other expenses are attributable solely to the gross negligence or wilful misconduct of the Applicable Agent, the Lender or the Letter of Credit Issuer (as the case may be); PROVIDED FURTHER, that the Applicable Agent, the Lender or the Letter of Credit Issuer (as the case may be) shall use commercially reasonable efforts promptly to notify the US Borrower upon receipt of any written demand or notice for payment of Indemnified Taxes or Other Taxes that are indemnifiable under this Section 2.18(c), and shall reasonably cooperate with the Borrowers to minimize the amount of Indemnified Taxes and Other Taxes to the extent permitted by law. A certificate as to the amount of such payment or liability delivered to the applicable Borrower by a Lender or the Letter of Credit Issuer, or by the Applicable Agent on its own behalf or on behalf of a Lender or the Letter of Credit Issuer, shall be conclusive absent manifest error.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the applicable Borrower to a Governmental Authority, such Borrower shall deliver to the Applicable Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Applicable Agent.

          (e) On or before the date it becomes a party to this Agreement, each Lender that is lending to the US Borrower or receiving payments under this Agreement from the US Borrower and that is not a United States Person as defined in Section 7701(a)(30) of the Code (a "NON-US LENDER") shall deliver to the US Borrower two copies of duly completed United States Internal Revenue Service Form (i)W-8ECI specifying that all payments to be received under this Agreement or any other Credit Document by such Non-US Lender will be effectively connected with the conduct of a trade or business in the US, (ii) W-8BEN certifying eligibility for complete exemption from US Federal withholding tax with respect to payments to be made under this Agreement or under any other Credit Document under an applicable tax treaty or (iii) in the case of a Non-US Lender that cannot submit a United Stated Internal Revenue Service Form as provided in clause (i) or (ii) and that is qualified to receive interest under this Agreement free of United States withholding pursuant to Section 871(h) of the Code, W-8BEN and a certificate reasonably acceptable to the Applicable Agent (a "NON-BANK CERTIFICATE"). Each Non-US Lender shall redeliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-US Lender, except to the extent that such Non-US Lender is unable to redeliver such forms due to the adoption of, or change in, any law, rule, treaty or regulation or in the interpretation or application thereof by any Governmental Authority after the date on which the applicable loan is made by such Non-US Lender.

          (f) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the applicable Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to such Borrower (with a copy to the Applicable Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the applicable Borrower as will permit such payments to be made without withholding or at a reduced rate, PROVIDED that such Foreign Lender has received written notice from such Borrower advising it of the availability of such exemption or reduction and supplying all applicable documentation.

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               (g) If and to the extent that any Lender or Letter of Credit
Issuer is able, in its sole opinion, to apply or otherwise take advantage of any tax refund or offsetting tax credit or other similar tax benefit arising out of or in conjunction with any deduction or withholding that gives rise to an obligation on any Borrower to pay any Taxes or Other Taxes pursuant to this
Section 2.18, such Lender or Letter of Credit Issuer (as the case may be) shall, to the extent that in its sole reasonable opinion it can do so without any other adverse tax consequences for such Lender or Letter of Credit Issuer (as the case may be), reimburse to the applicable Borrower at such time as such tax refund, credit or benefit shall have been received by such Lender or Letter of Credit Issuer (as the case may be) such amount as such Lender or Letter of Credit Issuer (as the case may be) shall, in its sole opinion, have determined to be attributable to the relevant deduction or withholding and as will leave such Lender or Letter of Credit Issuer (as the case may be) in no better or worse position than it would have been in if the payment of such Taxes or Other Taxes (as the case may be) had not been required.

               (h) Notwithstanding anything to the contrary contained in this
Section 2.18, if a Lender or Letter of Credit Issuer is a conduit entity participating in a conduit financing arrangement (as defined in Section 7701(l) of the Code and the Treasury regulations issued thereunder) with respect to any payments made by the Borrowers hereunder or under any other Credit Document, the Borrowers shall not be obligated to pay additional amounts to such Lender or Letter of Credit Issuer (as the case may be) pursuant to this Section 2.18 to the extent that the amount of Taxes exceeds the amount that would have been otherwise payable had such Lender or Letter of Credit Issuer (as the case may be) not been a conduit entity participating in a conduit financing arrangement.

                    SECTION 2.19. PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SET-OFFS. (a) Each Borrower shall make each payment required to be made by it hereunder or under any other Credit Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under
Section 2.16, 2.17 or 2.18, or otherwise) prior to the time expressly required hereunder or under such other Credit Document for such payment (or, if no such time is expressly required, prior to 12:00 noon, New York City time), on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Applicable Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Applicable Agent at its Payment Office, except payments to be made directly to the Letter of Credit Issuer or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.16, 2.17, 2.18 and 9.07 shall be made directly to the Persons entitled thereto and payments pursuant to other Credit Documents shall be made to the Persons specified therein. The Applicable Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Credit Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder of principal or interest in respect of any Loan or amounts owing in respect of any B/A Drawing (or of any breakage indemnity in respect of any Loan or B/A Drawing) shall be made in the currency of such Loan or B/A Drawing; all other payments hereunder and under each other Credit Document shall be made in US Dollars, except as otherwise expressly provided herein.

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               (b) If at any time insufficient funds are received by and
available to the Applicable Agent to pay fully all amounts of principal, amounts owing in respect of B/A Drawings, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties (based on the US Dollar Equivalent of such amounts or the US Dollar amount thereof, as applicable), and (ii) second, towards payment of principal, amounts owing in respect of B/A Drawings, and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal, face amounts of B/As and amounts of unreimbursed LC Disbursements then due to such parties (based on the US Dollar Equivalent of such amounts or the US Dollar amount thereof, as applicable).

               (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans, Term Loans, amounts owing in respect of any B/A Drawing or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Term Loans, amounts owing in respect of any B/A Drawing and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Term Loans, amounts owing in respect of any B/A Drawing and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans, amounts owing in respect of any B/A Drawing and participations in LC Disbursements and Swingline Loans; PROVIDED that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to US Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the such Borrower in the amount of such participation.

               (d) Unless the Applicable Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Applicable Agent for the account of the Lenders or the Letter of Credit Issuer hereunder that the applicable Borrower will not make such payment, the Applicable Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Letter of Credit Issuer, as the case may be, the amount due. In such event, if the applicable Borrower has not in fact made such payment, then each of the Lenders or the Letter of Credit Issuer, as the case may be, severally agrees to repay to the Applicable Agent forthwith on

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demand the amount so distributed to such Lender or Letter of Credit Issuer with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Applicable Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Applicable Agent in accordance with banking industry rules on interbank compensation.

               (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.19(d) or 9.07, then the Applicable Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Applicable Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                    SECTION 2.20. MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS. (a) If any Lender requests compensation under Section 2.16, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.18, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.16 or 2.18, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

               (b) If any Lender requests compensation under Section 2.16, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.18, or if any Lender defaults in its obligation to fund Loans hereunder, then the applicable Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the applicable Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Loan Commitment is being assigned, the Letter of Credit Issuer and Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the applicable Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.16 or payments required to be made pursuant to Section 2.18, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the applicable Borrower to require such assignment and delegation cease to apply.

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                    SECTION 2.21. COLLECTION ALLOCATION MECHANISM. (a) On the
CAM Exchange Date, (i) the Commitments shall automatically and without further act be terminated as provided in Article VIII, (ii) each Revolving Lender shall immediately be deemed to have acquired (and shall promptly make payment therefor to the Administrative Agent in accordance with Section 2.04(c)) participations in the Swingline Loans in an amount equal to such Revolving Lender's Swingline Exposure on such date and (iii) the Lenders shall automatically and without further act (and without regard to the provisions of Section 10.04) be deemed to have exchanged interests in the Loans (other than the Swingline Loans) and B/A Drawings and, in the case of the Revolving Lenders, participations in Swingline Loans and Letters of Credit such that in lieu of the interest of each Lender in each Loan, B/A Drawing and Letter of Credit in which it shall participate as of such date (including such Lender's interest in the Obligations of each Credit Party in respect of each such Loan, B/A Drawing and Letter of Credit), such Lender shall hold an interest in every one of the Loans (other than the Swingline Loans) and B/A Drawings and a participation in every one of the Swingline Loans and Letters of Credit (including the Obligations of each Credit Party in respect of each such Loan and B/A Drawing and each LC Reserve Account established pursuant to Section 2.21(c) below), whether or not such Lender shall previously have participated therein, equal to such Lender's CAM Percentage thereof. Each Lender and each Credit Party hereby consents and agrees to the CAM Exchange, and each Lender agrees that the CAM Exchange shall be binding upon its successors and assigns and any person that acquires a participation in its interests in any Loan or B/A Drawing. Each Credit Party agrees from time to time to execute and deliver to the Administrative Agent all such Notes and other instruments and documents as the Administrative Agent shall reasonably request to evidence and confirm the respective interests of the Lenders after giving effect to the CAM Exchange, and each Lender agrees to surrender any Notes originally received by it in connection with its Loans hereunder to the Administrative Agent against delivery of new Notes evidencing its interests in the Loans; PROVIDED, HOWEVER, that the failure of any Credit Party to execute or deliver or of any Lender to accept any such Note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange.

          (b) As a result of the CAM Exchange, upon and after the CAM Exchange Date, each payment received by the Administrative Agent or the Collateral Agent pursuant to any Credit Document in respect of the Obligations, and each distribution made by the Collateral Agent pursuant to any Security Document in respect of the Obligations, shall be distributed to the Lenders pro rata in accordance with their respective CAM Percentages. Any direct payment received by a Lender upon or after the CAM Exchange Date, including by way of setoff, in respect of an Obligation shall be paid over to the Administrative Agent for distribution to the Lenders in accordance herewith.

          (c) In the event that on the CAM Exchange Date any Letter of Credit shall be outstanding and undrawn in whole or in part, or any LC Disbursement shall not have been reimbursed by the US Borrower or with the proceeds of a Revolving Borrowing, each Revolving Lender shall promptly pay over to the Administrative Agent, in immediately available funds, an amount in US Dollars equal to such Revolving Lender's Available Revolving Percentage (calculated as of the date of issuance of each such outstanding and undrawn Letter of Credit and each Letter of Credit in respect of which each such LC Disbursement was made) of each such undrawn face amount or (to the extent it has not already done
so) each such unreimbursed drawing, as the case may be, together with interest thereon from the CAM Exchange Date to the

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date on which such amount shall be paid to the Administrative Agent at the rate that would be applicable at the time to a Base Rate Revolving Loan in a principal amount equal to such amount. The Administrative Agent shall establish a separate account or accounts for each Lender (each, an "LC RESERVE ACCOUNT") for the amounts received with respect to each such Letter of Credit pursuant to the preceding sentence. The Administrative Agent shall deposit in each Lender's LC Reserve Account such Lender's CAM Percentage of the amounts received from the Revolving Lenders as provided above. The Administrative Agent shall have sole dominion and control over each LC Reserve Account, and the amounts deposited in each LC Reserve Account shall be held in such LC Reserve Account until withdrawn as provided in paragraph (d) or (e) below. The Administrative Agent shall maintain records enabling it to determine the amounts paid over to it and deposited in the LC Reserve Accounts in respect of each Letter of Credit and the amounts on deposit in respect of each Letter of Credit attributable to each Lender's CAM Percentage. The amounts held in each Lender's LC Reserve Account shall be held as a reserve against the LC Exposures, shall be the property of such Lender, shall not constitute Loans to or give rise to any claim of or against any Credit Party and shall not give rise to any obligation on the part of any Borrower to pay interest to such Lender, it being agreed that the reimbursement obligations in respect of Letters of Credit shall arise only at such times as drawings are made thereunder, as provided in Section 2.05.

               (d) In the event that after the CAM Exchange Date any drawing shall be made in respect of a Letter of Credit, the Administrative Agent shall, at the request of the Letter of Credit Issuer, withdraw from the LC Reserve Account of each Lender any amounts, up to the amount of such Lender's CAM Percentage of such drawing, deposited in respect of such Letter of Credit and remaining on deposit and deliver such amounts to the Letter of Credit Issuer in satisfaction of the reimbursement obligations of the Revolving Lenders under
Section 2.05(e). In the event that any Revolving Lender shall default on its obligation to pay over any amount to the Administrative Agent in respect of any Letter of Credit as provided in this Section 2.21, the Letter of Credit Issuer shall, in the event of a drawing thereunder, have a claim against such Revolving Lender to the same extent as if such Lender had defaulted on its obligations under Section 2.05(c), but shall have no claim against any other Lender in respect of such defaulted amount. Each other Lender shall have a claim against such defaulting Revolving Lender for any damages sustained by it as a result of such default, including, in the event that such Letter of Credit shall expire undrawn, its CAM Percentage of the defaulted amount.

               (e) In the event that after the CAM Exchange Date any Letter of Credit shall expire undrawn, the Administrative Agent shall withdraw from the LC Reserve Account of each Lender the amount remaining on deposit therein in respect of such Letter of Credit and distribute such amount to such Lender.

               (f) With the prior written approval of the Administrative Agent (not to be unreasonably withheld), any Lender may withdraw the amount held in its LC Reserve Account in respect of the undrawn amount of any Letter of Credit. Any Lender making such a withdrawal shall be unconditionally obligated, in the event there shall subsequently be a drawing under such Letter of Credit, to pay over to the Administrative Agent, for the account of the applicable Issuing Bank, on demand, its CAM Percentage of such drawing.

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          (g) In the event the CAM Exchange Date shall occur, Obligations of the
Credit Parties denominated in any currency other than US Dollars shall, automatically and with no further act required, be converted to obligations of the same Credit Parties denominated in US Dollars. Such conversion shall be deemed to have occurred immediately prior to the Lenders being deemed to have exchanged interests pursuant to Section 2.21(a)(iii) and shall be effected based upon the Spot Exchange Rates in effect with respect to the relevant currencies on the CAM Exchange Date. On and after any such conversion, all amounts accruing and owed to any Lender in respect of its Obligations shall accrue and be payable in US Dollars at the rates otherwise applicable hereunder (and, in the case of interest on Loans and B/A Drawings, at the default rate applicable to ABR Loans hereunder).

                SECTION 2.22. REDENOMINATION OF STERLING. (a) Each obligation of any party to this Agreement to make a payment denominated in Sterling if the United Kingdom adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If the basis of accrual of interest expressed in this Agreement in respect of Sterling shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which the United Kingdom adopts the Euro as its lawful currency; provided that if any Borrowing in Sterling is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period.

          (b) Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU Legislation and (i) without limiting the liability of any Borrower for any amount due under this Agreement and (ii) without increasing any Commitment of any Lender, all references in this Agreement to minimum amounts (or integral multiples thereof) denominated in Sterling shall, if the United Kingdom adopts the Euro as its lawful currency after the date hereof, immediately upon such adoption, be replaced by references to such minimum amounts (or integral multiples thereof) as shall be specified herein with respect to Borrowings denominated in Euro.

          (c) Each provision of this Agreement shall be subject to such reasonable changes of construction as the UK Agent (in consultation with the UK Borrower) may from time to time specify to be appropriate to reflect the adoption of the Euro by the United Kingdom and any relevant market conventions or practices relating to the Euro.

                                   ARTICLE III

                         CONDITIONS PRECEDENT TO CREDIT

          EVENTS ON THE INITIAL BORROWING DATE. The obligation of each Lender to make each Loan and accept and purchase each B/A hereunder, and the obligation of each Letter of Credit Issuer to issue each Letter of Credit hereunder, in each case on the Initial Borrowing Date, is subject at the time of the making of such Loan or the issuance of such Letter of Credit, as the case may be, to the satisfaction of the following conditions:

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              SECTION 3.01. EXECUTION OF AGREEMENT; NOTES. On or prior to the
Initial Borrowing Date, (a) the Effective Date shall have occurred and (b) there shall have been delivered to the Administrative Agent for the account of each Lender requesting same the appropriate Term Note and/or Revolving Notes and to the Swingline Lender, if so requested, the Swingline Notes, in each case executed by the US Borrower, the Canadian Borrower or the UK Borrower, as the case may be, and in the amount, maturity and as otherwise provided herein.

              SECTION 3.02. OFFICER'S CERTIFICATE. On the Initial Borrowing Date, the Administrative Agent shall have received a certificate from Holdings and each Borrower dated such date signed by an appropriate officer of such Credit Party stating that all of the applicable conditions set forth in Sections
3.05 through 3.08, inclusive, and 4.01 (other than such conditions to the extent that same are subject to the satisfaction of the Agents and/or the Required Lenders), have been satisfied on such date.

              SECTION 3.03. OPINIONS OF COUNSEL. On the Initial Borrowing Date, the Administrative Agent shall have received opinions, addressed to each Agent, the Collateral Agent and each of the Lenders and dated the Initial Borrowing Date, from (a) Latham & Watkins, special counsel to the Credit Parties, which opinion shall cover the matters contained in Exhibit B-1 and such other matters incident to the transactions contemplated herein as the Agents may reasonably request, (b) Stikeman Elliott, special Canada counsel to the Credit Parties, which opinion shall cover the matters contained in Exhibit B-2 and such other matters incident to the transactions contemplated herein as the Agents may reasonably request, (c) Latham & Watkins, special English counsel to the Credit Parties, which opinion shall cover the matters contained in Exhibit B-3 and such other matters incident to the transactions contemplated herein as the Agents may reasonably request, and (d) local counsel to the Credit Parties and/or the Agents in (i) Illinois, Kansas, Utah and Wisconsin in the United States and (ii) Saskatchewan, Nova Scotia and Quebec in Canada, in each case reasonably satisfactory to the Agents, which opinions in the case of this clause (d) (A) shall cover the perfection of the security interests granted pursuant to the Security Documents and such other matters incident to the transactions contemplated herein as the Agents may reasonably request and (B) shall be in form and substance reasonably satisfactory to the Agents.

              SECTION 3.04. COMPANY DOCUMENTS; PROCEEDINGS. (a) On the Initial Borrowing Date, the Administrative Agent shall have received from each Credit Party a certificate, dated the Initial Borrowing Date, signed by the chairman of the board, the chief executive officer, the president or any vice president of such Credit Party (or, in the case of any Foreign Credit Party, an authorized signatory thereof as permitted under applicable law and the relevant charter documents of such Foreign Credit Party), and attested to by the secretary or any assistant secretary of such Credit Party (or, in the case of any Foreign Credit Party, another authorized signatory thereof as permitted under applicable law and the relevant charter documents of such Foreign Credit Party), in the form of Exhibit C with appropriate insertions, together with copies of the certificate or articles of incorporation, certificate of formation, operating agreements and by-laws (or equivalent organizational documents) of such Credit Party and the resolutions of such Credit Party referred to in such certificate and each of the foregoing shall be in form and substance reasonably satisfactory to the Administrative Agent.

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           (b) On the Initial Borrowing Date, all Company and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down certificates and any other records of Company proceedings and governmental approvals, if any, that the Administrative Agent reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper Company or governmental authorities.

              SECTION 3.05. ADVERSE CHANGE, ETC. On the Initial Borrowing Date, nothing shall have occurred that has had, or is reasonably likely to have, a material adverse effect on the Transaction or a Material Adverse Effect.

              SECTION 3.06. LITIGATION. On the Initial Borrowing Date, there shall be no actions, suits, proceedings or investigations pending or threatened
(a) with respect to this Agreement or any other Document or the Transaction, (b) with respect to any Retained Existing Indebtedness or Existing Indebtedness, (c) that is reasonably likely to have a Material Adverse Effect or (d) that is reasonably likely to have (i) a Material Adverse Effect or (ii) a material adverse effect on the Transaction, the rights or remedies of the Lenders or the Agents hereunder or under any other Credit Document or on the ability of any Credit Party to perform its respective obligations to the Lenders or the Agents hereunder or under any other Credit Document.

              SECTION 3.07. APPROVALS. On the Initial Borrowing Date, (a) all necessary and material governmental (domestic and foreign), regulatory and third party approvals in connection with any Existing Indebtedness or Retained Existing Indebtedness, the Transaction or the transactions contemplated by the Documents and otherwise referred to herein or therein shall have been obtained and remain in full force and effect and, to the extent reasonably requested by the Administrative Agent, evidence thereof shall have been provided to the Administrative Agent and (b) all applicable appeal periods and waiting periods shall have expired without any action being taken by any competent authority that restrains (or that could have a reasonable likelihood of restraining), prevents or imposes materially adverse conditions upon the consummation of the Transaction, the making of the Loans and the transactions contemplated by the Documents or otherwise referred to herein or therein. On the Initial Borrowing Date, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon, or materially delaying, or making economically unfeasible, the consummation of the Transaction or the making of the Loans.

              SECTION 3.08. CONSUMMATION OF THE MERGER, ETC. (a) On the Initial Borrowing Date, pursuant to or in connection with the Merger Agreement, (a) the Apollo Group shall have capitalized Investco with cash common equity (the "EQUITY CONTRIBUTION") in an aggregate amount of not less than $115,000,000 (LESS the Management Rollover Amount), (b) prior to the Stock Purchase and Merger, all the capital stock of the US Borrower will be contributed by the Seller to Holdings, (c) prior to or concurrent with the Stock Purchase and Merger, the US Borrower and its subsidiaries will cause the Excluded Assets and Excluded

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Subsidiaries (in each case as defined in the Merger Agreement) to be transferred to the Seller or one or more of its Affiliates (other than Holdings and its Subsidiaries and the US Borrower and its Subsidiaries), (d) (i) Investco will purchase certain previously outstanding common stock and preferred stock of Holdings (the "STOCK PURCHASE") from the Seller for an aggregate cash purchase price of $115,000,000 (LESS the Management Rollover Amount) (the "STOCK PURCHASE PRICE") and (ii) concurrent with or immediately after the Stock Purchase, the Purchaser will merge (the "MERGER") with and into Holdings, with Holdings as the surviving corporation in the Merger, and (e) pursuant to the Merger or immediately thereafter (pursuant to certain transactions in connection with the Stock Purchase and Merger contemplated by the Merger Agreement), (i) Investco will receive, in exchange for the common stock and preferred stock of Holdings acquired pursuant to the Stock Purchase, (A) common stock of Holdings representing not less than 70% of the post-Merger common stock of Holdings and
(B) Initial Preferred Stock with an aggregate liquidation preference of $59,000,000 (LESS an amount equal to 51.3% of the Management Rollover Amount) and (ii) the Seller will receive (A) aggregate cash consideration (the "MERGER CONSIDERATION") in the amount that, together with the amount of the Stock Purchase Price, the Management Rollover Amount and the aggregate amount of the Existing Indebtedness and Retained Existing Indebtedness, equals $600,000,000, subject to further adjustment (other than in respect of the Stock Purchase
Price, the Management Rollover Amount and the Existing Indebtedness and Retained Existing Indebtedness) as provided in the Merger Agreement, (B) all the common stock of Holdings not transferred to Investco, which will have a value, based on the amount of cash consideration paid to the Seller pursuant to the Stock Purchase and Merger, of $13,957,000, (C) Initial Preferred Stock with an aggregate liquidation preference of $14,704,000 and (D) the Seller Note in the principal amount of $11,340,000.

           (b) On the Initial Borrowing Date, the US Borrower shall have issued $250,000,000 in aggregate principal amount of its Senior Subordinated Notes and shall have received gross cash proceeds equal to the aggregate principal amount of such Senior Subordinated Notes and shall have utilized the entire amount of such gross cash proceeds to make payments owing in connection with the Transaction (including payment of fees related to such issuance) prior to any Borrower utilizing any proceeds of any Loans for such purpose.

           (c) On the Initial Borrowing Date, (i) the Administrative Agent shall have received true and correct copies of all Merger Documents, all Senior Subordinated Note Documents, the Initial Preferred Stock Documents and the Seller Note, certified as such by an appropriate officer of Holdings, (ii) (A) all Merger Documents that were executed on October 13, 2001, shall be in the form so executed, and all exhibits (including, without limitation, the form of Initial Preferred Stock and Seller Note) thereto shall be executed in the form attached to the respective Merger Document on October 13, 2001, with, in each case, any changes thereto or waivers to the terms thereof to be reasonably satisfactory to the Agents and (B) all other Documents, and all of the terms and conditions thereof, shall be in form and substance reasonably satisfactory to the Agents and (iii) all of the Documents shall be in full force and effect. All material conditions precedent to the consummation of the Transaction as set forth in the respective Documents shall have been satisfied, and not waived unless consented to by the Agents (which consent shall not be unreasonably withheld), to the reasonable satisfaction of the Agents. Each component of the Transaction shall have been consummated in accordance with the terms and conditions of the applicable Documents and all applicable laws.

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               SECTION 3.09. US COLLATERAL AND GUARANTY AGREEMENT; FOREIGN
PLEDGE AGREEMENTS. On the Initial Borrowing Date, (a) Holdings, the US
Borrower and each Domestic Subsidiary of the US Borrower shall have duly authorized, executed and delivered the US Collateral and Guaranty Agreement in the form of Exhibit D, with such changes thereto, or additional pledge agreements (or amendments thereto) entered into in connection therewith, as the Collateral Agent may reasonably request in respect of any Pledged Collateral of any Foreign Subsidiary to be pledged by any US Credit Party (as amended, restated, modified and/or supplemented from time to time in accordance with the terms thereof and hereof (as well as any guaranty, pledge and/or security agreements delivered by any Domestic Subsidiary of the US Borrower pursuant to
Section 6.11(a) or (b)), the "US COLLATERAL AND GUARANTY AGREEMENT"), (b) each Foreign Subsidiary of the US Borrower organized under the laws of Canada (or any province or territory thereof) or of England and Wales in the United Kingdom (other than such Foreign Subsidiaries that do not own any equity of any other Person) shall have duly authorized, executed and delivered one or more other pledge agreements in form and substance satisfactory to the Collateral Agent in connection with the Pledged Collateral to be pledged by any such Foreign Subsidiary (such pledge agreements referred to in this clause (b), as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the terms thereof and hereof (as well as any pledge agreements delivered by any Foreign Subsidiary pursuant to Section 6.11(a)), the "FOREIGN PLEDGE AGREEMENTS" and each, a "FOREIGN PLEDGE AGREEMENT"), (c) each Credit Party party to the US Collateral and Guaranty Agreement or a Foreign Pledge Agreement shall have delivered to the Collateral Agent, as pledgee thereunder, all of the certificated Pledged Collateral, if any, referred to therein and then owned by each such Credit Party, (i) endorsed in blank in the case of promissory notes constituting such Pledged Collateral and (ii) together with (A) executed and undated stock powers or stock transfer forms, as applicable, in the case of capital stock constituting such Pledged Collateral and (B) proper financing statements (Form UCC-1) or appropriate local or foreign equivalent fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the US Collateral and Guaranty Agreement and Foreign Pledge Agreements, and (d) each Credit Party shall have taken all such further actions as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interest purported to be created by the US Collateral and Guaranty Agreement and Foreign Pledge Agreements, and the US Collateral and Guaranty Agreement and each Foreign Pledge Agreement shall be in full force and effect.

               SECTION 3.10. US COLLATERAL AND GUARANTY AGREEMENT; FOREIGN SECURITY AGREEMENTS. On the Initial Borrowing Date, each Foreign Subsidiary of the US Borrower incorporated under the laws of Canada (or any province or territory thereof) or of England and Wales in the United Kingdom shall have duly authorized, executed and delivered one or more other security agreements in form and substance satisfactory to the Collateral Agent in connection with the Security Agreement Collateral of each such Foreign Subsidiary (such security agreements (as well as any security agreements delivered by any Foreign Subsidiary pursuant to Section 6.11(b)), the "FOREIGN SECURITY AGREEMENTS" and each, a "FOREIGN SECURITY AGREEMENT"). The US Collateral and Guaranty Agreement and the Foreign Security Agreements executed and delivered on the Initial Borrowing Date shall cover all of each Credit Party's present and future Security Agreement Collateral and shall be delivered together with:

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

          (a) executed copies of financing statements (Form UCC-1) or appropriate local or foreign equivalents (if any) in appropriate form for filing under the UCC or appropriate local or foreign equivalent of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the US Collateral and Guaranty Agreement and the Foreign Security Agreements;

          (b) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports (if any), listing all effective financing statements that name any Credit Party as debtor and that are filed in the jurisdictions referred to in clause (i) above together with copies of all other financing statements that name any Credit Party as debtor (none of which shall cover any Collateral except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received termination statements (Form UCC-3 or the equivalent) as shall be required by local or foreign law fully executed for filing);

          (c) evidence of the completion (or arrangements therefor reasonably satisfactory to the Collateral Agent) of all other recordings and filings of, or with respect to, the US Collateral and Guaranty Agreement and the Foreign Security Agreements as may be necessary to perfect the security interests intended to be created by the US Collateral and Guaranty Agreement and the Foreign Security Agreements; and

          (d) evidence that all other actions necessary to perfect and protect the security interests purported to be created by the US Collateral and Guaranty Agreement and the Foreign Security Agreements have been taken.

               SECTION 3.11. US COLLATERAL ASSIGNMENT. On the Initial Borrowing Date, each of Holdings and the US Borrower shall have duly authorized, executed and delivered the US Collateral Assignment in the form of Exhibit E (as amended, restated, modified and/or supplemented from time to time in accordance with the terms thereof, the "US COLLATERAL ASSIGNMENT") and shall have taken all such further actions as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interest purported to be created by the US Collateral Assignment, and the US Collateral Assignment shall be in full force and effect.

               SECTION 3.12. FOREIGN GUARANTY. On the Initial Borrowing Date, the Canadian Borrower, the UK Borrower and each other Foreign Subsidiary of the US Borrower shall have duly authorized, executed and delivered the Foreign Guaranty in the form of Exhibit F, with such changes thereto as the Collateral Agent may reasonably request with respect to any such Foreign Subsidiary (as amended, restated, modified and/or supplemented from time to time in accordance with the terms thereof and hereof, the "FOREIGN GUARANTY"), and the Foreign Guaranty shall be in full force and effect.

               SECTION 3.13. MORTGAGES; SURVEYS, ETC. (a) On the Initial Borrowing Date, the Collateral Agent shall have received:

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          (i)   fully executed counterparts of Mortgages, in form and substance reasonably satisfactory to the Collateral Agent, which Mortgages shall cover such of the Real Property located in the United States or any State thereof that is owned or leased by any US Credit Party and that is designated as a "US MORTGAGED PROPERTY" on Part A of Schedule V, together with evidence that counterparts of such Mortgages have been delivered to the title insurance company retained by the US Borrower in connection with the execution and delivery of such Mortgages for recording in all places to the extent necessary or, in the reasonable opinion of the Collateral Agent, desirable to effectively create a valid and enforceable first priority mortgage lien, subject only to Permitted Encumbrances, on each such US Mortgaged Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Parties;

          (ii) surveys, in form and substance reasonably satisfactory to the Collateral Agent, of the US Mortgaged Properties, certified by a licensed professional surveyor reasonably satisfactory to the Collateral Agent and dated a recent date reasonably acceptable to the Collateral Agent; and

          (iii) Mortgage Policies on the Mortgages for the US Mortgaged Properties issued by Chicago Title Insurance Company in amounts reasonably satisfactory to the Collateral Agent and assuring the Collateral Agent that each of the Mortgages on such US Mortgaged Properties is a valid and enforceable first priority mortgage lien on such US Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances, and such Mortgage Policies shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent and shall include, as appropriate, an endorsement for future advances under this Agreement and the Notes and for any other matter that the Collateral Agent in its discretion may reasonably request, shall not include an exception for mechanics' liens, and shall provide for affirmative insurance and such reinsurance as the Collateral Agent in its discretion may reasonably request.

     (b) On the Initial Borrowing Date, the US Borrower shall have delivered to each lessor of a US Mortgaged Property a copy of the Mortgage encumbering such US Mortgaged Property, together with written notice specifying the Collateral Agent as mortgagee thereunder and setting forth the Collateral Agent's name and address.

     (c) On the Initial Borrowing Date, with respect to each parcel of Real Property located (i) in Canada that is owned by the Canadian Borrower or any of its Subsidiaries and (ii) in the United Kingdom that is owned by the UK Borrower or any of its Subsidiaries, in each case that is designated on Part C of
Schedule V as a "FOREIGN MORTGAGED PROPERTY," the respective Foreign Credit Party owning same shall have executed and delivered such security documentation as the Collateral Agent may reasonably request to create a valid and enforceable first priority mortgage lien, subject only to Canadian Permitted Encumbrances in the case of the Foreign Mortgaged Property referred to in clause (i) of this
Section 3.13(c) and only to Permitted Encumbrances in the case of the Foreign Mortgaged Property referred to in clause (ii) of this Section 3.13(c), on each such Foreign Mortgaged Property in favor of the Collateral Agent (or

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such other agent or trustee as may be required or desired under local law) for the benefit of the Secured Parties. All actions required pursuant to this
Section 3.13(c) shall be taken to the reasonable satisfaction of the Agents.

          (d) On the Initial Borrowing Date, with respect to each parcel of Real Property located (i) in Canada that is leased by the Canadian Borrower or any of its Subsidiaries and (ii) in the United Kingdom that is leased by the UK Borrower or any of its Subsidiaries, in each case that is designated on Part C of Schedule V as a "FOREIGN LEASE SUBJECT TO AN ASSIGNMENT FOR SECURITY PURPOSES," the respective Foreign Credit Party leasing same shall have executed and delivered such security documentation as the Collateral Agent may reasonably request to create an assignment for security purposes on such Foreign Credit Party's Leasehold interest in the respective Foreign Mortgaged Property. All actions required pursuant to this Section 3.13(d) shall be taken to the reasonable satisfaction of the Collateral Agent.

          (e) On the Initial Borrowing Date, with respect to each parcel of Real Property located in the United States that is leased by the US Borrower or any of its Subsidiaries, in each case that is designated on Part D of Schedule V as a "US LEASE SUBJECT TO AN ASSIGNMENT FOR SECURITY PURPOSES," the respective US Credit Party leasing same shall have executed and delivered such security documentation as the Collateral Agent may reasonably request to create an assignment for security purposes on such US Credit Party's Leasehold interest in the respective US Mortgaged Property. All actions required pursuant to this
Section 3.13(e) shall be taken to the reasonable satisfaction of the Collateral Agent.

          SECTION 3.14. SHAREHOLDERS' AGREEMENTS; MANAGEMENT AGREEMENTS; RETAINED EXISTING INDEBTEDNESS AGREEMENTS; TAX ALLOCATION AGREEMENTS. On or prior to the Initial Borrowing Date, there shall have been delivered to the Administrative Agent true and correct copies, certified as true and complete by an appropriate officer of Holdings, of the following documents, in each case as same will be in effect on the Initial Borrowing Date after the consummation of the Transaction:

          (a) all agreements (including, without limitation, shareholders' agreements, subscription agreements and registration rights agreements) entered into by Holdings or any of its Subsidiaries governing the terms and relative rights of its capital stock and any agreements entered into by shareholders relating to any such entity with respect to its capital stock (collectively, the "SHAREHOLDERS' AGREEMENTS");

          (b) all material agreements with members of, or with respect to, the management of Holdings or any of its Subsidiaries after giving effect to the Transaction (collectively, the "MANAGEMENT AGREEMENTS");

          (c) all agreements evidencing or relating to Retained Existing Indebtedness of Holdings or any of its Subsidiaries (collectively, the "RETAINED EXISTING INDEBTEDNESS AGREEMENTS"); and

          (d) any tax sharing or tax allocation agreements entered into by Holdings or any of its Subsidiaries (collectively, the "TAX ALLOCATION AGREEMENTS");

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all of which Shareholders' Agreements, Management Agreements, Retained Existing
Indebtedness Agreements and Tax Allocation Agreements shall be in form and substance reasonably satisfactory to the Agents and shall be in full force and effect on the Initial Borrowing Date.

          SECTION 3.15. CONSENT LETTER. On the Initial Borrowing Date, the Administrative Agent shall have received a letter from CT Corporation System, 111 Eighth Avenue, New York, New York 10011, substantially in the form of Exhibit G, indicating its consent to its appointment by each Credit Party as its agent to receive service of process as specified in Section 10.07 of this Agreement.

          SECTION 3.16. SOLVENCY CERTIFICATE; INSURANCE CERTIFICATES. On or before the Initial Borrowing Date, the Administrative Agent shall have received:

          (a) a solvency certificate in the form of Exhibit H from an officer of the US Borrower, dated the Initial Borrowing Date, and supporting the conclusion that, after giving effect to the Transaction and the incurrence of all financings contemplated herein, the US Borrower (on a stand-alone basis), the Canadian Borrower (on a stand-alone basis), the UK Borrower (on a stand-alone basis) and the US Borrower and its Subsidiaries (on a consolidated basis), in each case, are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection herewith, will not be left with unreasonably small capital with which to engage in its or their respective businesses and will not have incurred debts beyond its or their ability to pay such debts as they mature and become due; and

          (b) evidence of insurance complying with the requirements of Section
     6.03 for the business and properties of the US Borrower and its Subsidiaries, in scope, form and substance reasonably satisfactory to the Agents, and naming the Collateral Agent as an additional insured and/or loss payee, and stating that such insurance shall not be canceled or revised without at least 30 days' prior written notice by the insurer to the Collateral Agent.

          SECTION 3.17. HISTORICAL FINANCIAL STATEMENTS; PRO FORMA FINANCIAL STATEMENTS; PROJECTIONS. (a) On or prior to the Initial Borrowing Date, there shall have been delivered to the Administrative Agent (i) true and correct copies of the historical financial statements referred to in Section 5.10(b) and
(ii) (A) an unaudited PRO FORMA consolidated balance sheet of the US Borrower and its Subsidiaries as of September 30, 2001, and the related PRO FORMA statement of income for the twelve-month period ended as of such date and, after giving effect to the Transaction and the incurrence of all Indebtedness contemplated herein and prepared in accordance with GAAP (the "PRO FORMA Financial Statements"), together with a related funds flow statement, and (B) a certificate of the chief financial officer of the US Borrower to the effect that such PRO FORMA Financial Statements fairly present in all material respects the PRO FORMA financial condition of Holdings and its Subsidiaries as of such date, in each case in accordance with GAAP, which historical financial statements, PRO FORMA Financial Statements, certificate of Holdings and funds flow statement shall be reasonably satisfactory to the Agents.

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     (b)  On or prior to the Initial Borrowing Date, there shall have been delivered to the Administrative Agent the Projections containing the projected consolidated financial statements of the US Borrower and its Subsidiaries certified by an officer of the US Borrower for the five fiscal years ended after the Initial Borrowing Date, which Projections (i) shall reflect the forecasted consolidated financial conditions and income and expenses of the US Borrower and its Subsidiaries after giving effect to the Transaction and the related financing thereof and the other transactions contemplated hereby and (ii) shall be reasonably satisfactory in form and substance to the Agents.

          SECTION 3.18. PAYMENT OF FEES. On the Initial Borrowing Date, all costs, fees and expenses, and all other compensation due to the Agents or the Lenders (including, without limitation, legal fees and expenses), shall have been paid to the extent due.

          SECTION 3.19. PAYMENT OF EXISTING INDEBTEDNESS. On the Initial Borrowing Date, Holdings and its Subsidiaries shall have repaid or repurchased in full all their Existing Indebtedness (excluding Retained Existing Indebtedness), and the Agents shall be satisfied that all commitments, guarantees and security interests relating thereto shall have been terminated or shall be terminated simultaneously with the repayment or repurchase of the respective Existing Indebtedness. After giving effect to the Transaction and the other transactions contemplated hereby and by the Merger Agreement, Holdings and its Subsidiaries shall have outstanding no Indebtedness or Preferred Stock or other preferred equity interests other than (a) the Senior Subordinated Notes,
(b) in the case of Holdings, the Initial Preferred Stock and the Seller Note,
(c) Indebtedness incurred pursuant to this Agreement and the other Credit Documents, (d) the UK Intercompany Loan, (e) the Retained Existing Indebtedness (if any) and (f) the Canadian Intercompany Loan.

                                  ARTICLE IIIA

                    CONDITIONS PRECEDENT TO EFFECTIVENESS OF
           AMENDMENT AND RESTATEMENT OF THE EXISTING CREDIT AGREEMENT

     The amendment and restatement of the Existing Credit Agreement pursuant to this Agreement shall become effective immediately upon satisfaction of each of the following conditions precedent on or before the Amendment and Restatement
Date:

          SECTION 3A.01. CONSENTS. The Administrative Agent shall have received duly executed counterparts of this Agreement that, when taken together, bear the signatures of Holdings, the Borrowers, the Required Lenders and each Term Lender (after giving effect to the assignments of the Assigned Interests pursuant to Section 5 of the Master Assignment Agreement).

          SECTION 3A.02. PERMITTED TRANSACTIONS. The Permitted Transactions shall have been consummated simultaneously with or prior to the effectiveness of the amendment and restatement of the Existing Credit Agreement on the Amendment and Restatement Date.

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          SECTION 3A.03. NO DEFAULT; REPRESENTATIONS AND WARRANTIES. On and as
of the Amendment and Restatement Date and also after giving effect to the transactions contemplated herein, (a) there shall have occurred and be continuing no Default or Event of Default, (b) all representations and warranties of each Credit Party contained herein and in each other Credit Document shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment and Restatement Date (it being understood and agreed that any representation or warranty that by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

          SECTION 3A.04. FEES; EXPENSES. The Administrative Agent shall have received all reasonable fees and expenses required to be paid or reimbursed by any Credit Party under or in connection with this Agreement, the Master Assignment Agreement or under any other Credit Document and (in the case of expenses to be reimbursed, including reasonable fees, charges and disbursements of counsel) invoiced in writing to any Credit Party on or prior to the Amendment and Restatement Date.

          SECTION 3A.05. MASTER ASSIGNMENT AGREEMENT. The Administrative Agent shall have received duly executed counterparts of the Master Assignment Agreement that, when taken together, bear the signatures of the US Borrower, each Increasing Term Lender and each Decreasing Term Lender that is not a Departing Lender, and the Master Assignment Agreement shall have become effective simultaneously with or prior to the effectiveness of the amendment and restatement of the Existing Credit Agreement on the Amendment and Restatement Date.

                                   ARTICLE IV

                    CONDITIONS PRECEDENT TO ALL CREDIT EVENTS

     The obligation of each Lender to make Loans (including Loans made on the Initial Borrowing Date) and accept and purchase B/As, and the obligation of each Letter of Credit Issuer to issue any Letter of Credit, is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

          SECTION 4.01. NO DEFAULT; REPRESENTATIONS AND WARRANTIES. At the time of each such Credit Event and also after giving effect thereto (a) there shall exist no Default or Event of Default and (b) all representations and warranties contained herein and in each other Credit Document shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that any representation or warranty that by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

          SECTION 4.02. NOTICE OF BORROWING; LETTER OF CREDIT REQUEST. (a) Prior to the making of each Loan (excluding Swingline Loans), the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section
2.03. Prior to the

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making of each Swingline Loan, the Swingline Lender shall have received the notice required by Section 2.04.

     (b) Prior to the issuance of each Letter of Credit, the Administrative Agent and the respective Letter of Credit Issuer shall have received a Letter of Credit Request meeting the requirements of Section 2.05.

     (c) Prior to the acceptance and purchase of any B/A, the Administrative Agent and shall have received a written request meeting the requirements of
Section 2.07(c).

     The occurrence of the Initial Borrowing Date and the acceptance of the benefits or proceeds of each Credit Event shall constitute a representation and warranty by each of Holdings and each Borrower to each Agent and each of the Lenders that all the conditions specified in Article III (with respect to the Initial Borrowing Date and the Credit Events to occur on the Initial Borrowing
Date) and in this Article IV (with respect to the Initial Borrowing Date and the Credit Events to occur on or after the Initial Borrowing Date) and applicable to such Credit Event (other than such conditions to the extent that same are subject to the satisfaction of the Agents and/or the Required Lenders) exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Article III and in this Article IV, unless otherwise specified, shall be or shall have been delivered to the Administrative Agent at the applicable Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance satisfactory to the Lenders.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders to enter into this Agreement and to make the Loans, accept and purchase B/As and issue and/or participate in the Letters of Credit provided for herein, each of Holdings and each Borrower makes the following representations and warranties to the Lenders, in each case after giving effect to the Transaction, all of which shall survive the execution and delivery of this Agreement, the making of the Loans and the issuance of the Letters of Credit (with the occurrence of the Initial Borrowing Date and each Credit Event on and after the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this Article V are true and correct in all material respects on and as of the Initial Borrowing Date and the date of each such Credit Event, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects only as of such earlier date):

          SECTION 5.01. COMPANY STATUS. Each of Holdings and each of its Subsidiaries (a) is a duly organized and validly existing Company in good standing under the laws of the jurisdiction of its organization (provided that the representation and warranty in this clause (a) as it relates to Foreign Subsidiaries of Holdings shall only be made to the extent that such concept is legally applicable under the laws of the respective jurisdictions in which such Foreign Subsidiaries are organized), (b) has the Company power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to

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engage and (c) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified would have a Material Adverse Effect (provided that the representation and warranty in this clause (c) as to good standing as it relates to Foreign Subsidiaries of Holdings shall be made only to the extent that such concept is legally applicable under the laws of the respective jurisdictions in which such Foreign Subsidiaries are organized).

               SECTION 5.02. COMPANY POWER AND AUTHORITY. Each Credit Party has the Company power and authority to execute, deliver and carry out the terms and provisions of the Documents to which it is a party and has taken all necessary Company action to authorize the execution, delivery and performance of the Documents to which it is a party. Each Credit Party has duly executed and delivered each Document to which it is a party and each such Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

               SECTION 5.03. NO VIOLATION. Neither the execution, delivery or performance by any Credit Party of the Documents to which it is a party, nor compliance by any Credit Party with the terms and provisions thereof, nor the consummation of the transactions contemplated herein or therein, (a) will contravene any material provision of any applicable law, statute, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, (b) will conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement or instrument to which such Credit Party or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which such Credit Party and any of its Subsidiaries may be subject or (c) will violate any provision of the certificate or articles of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document, as the case may be, of such Credit Party or any of its Subsidiaries.

               SECTION 5.04. LITIGATION. Except as set forth in Schedule 5.04 hereto, there are no actions, suits, proceedings or investigations pending or, to the best knowledge of each of Holdings and each Borrower, threatened (a) with respect to any Credit Document, (b) with respect to the Transaction or any other Document, or (c) with respect to Holdings or any of its Subsidiaries (i) that could reasonably be expected to have a Material Adverse Effect or (ii) that could reasonably be expected to have a material adverse effect on the rights or remedies of the Agents or the Lenders or on the ability of any Credit Party to perform its respective obligations to the Agents or the Lenders hereunder and under the other Credit Documents to which it is, or will be, a party. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the occurrence of any Credit Event.

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                      SECTION 5.05.  USE OF PROCEEDS; MARGIN REGULATIONS. (a)
The proceeds of the Term Loans, together with the proceeds of the Revolving Facility Loan and the proceeds of the issuance of the Senior Subordinated Notes, shall be utilized by the US Borrower on the Initial Borrowing Date solely to (i) pay fees and expenses incurred in connection with the Merger Transaction in an aggregate amount not to exceed $32,000,000 (the "TRANSACTION COSTS"), (ii) make a transfer to Holdings by means of a distribution (the "HOLDINGS DISTRIBUTION") in the minimum amount that is necessary to enable Holdings to (A) pay the Merger Consideration and (B) pay the Transaction Costs (to the extent not paid by the US Borrower), (iii) make a transfer to the Canadian Borrower by means of an intercompany loan (the "CANADIAN INTERCOMPANY LOAN") in an aggregate principal amount not to exceed the Canadian Dollar Equivalent of $40,000,000, (iv) make a transfer to the UK Borrower and/or IMC Global (Europe) Limited by means of an intercompany loan (the "UK INTERCOMPANY LOAN") in an aggregate principal amount not to exceed (pound)51,000,000 and (v) pay the Existing Indebtedness.

               (b) The Holdings Distribution shall be utilized by Holdings on the Initial Borrowing Date solely to finance the Transaction and pay the Transaction Costs (to the extent not paid by the US Borrower).

               (c) The proceeds of the Canadian Intercompany Loan shall be utilized by the Canadian Borrower on the Initial Borrowing Date solely to repay Existing Indebtedness of the Canadian Borrower.

               (d) The proceeds of the UK Intercompany Loan shall be utilized by the UK Borrower on the Initial Borrowing Date solely to repay Existing Indebtedness of the UK Borrower.

               (e) The proceeds of all Revolving Loans, Swingline Loans and B/As shall be utilized by each Borrower for the general corporate and working capital purposes of the US Borrower and its Subsidiaries (including, but not limited to, Permitted Acquisitions); PROVIDED that up to, but no more than $29,000,000 of Revolving Loans (the "REVOLVING FACILITY LOAN") may be utilized by the US Borrower and its Subsidiaries on the Initial Borrowing Date for working capital purposes.

               (f) Neither the making of any Loan, nor the use of the proceeds thereof, nor the occurrence of any other Credit Event, will violate or be inconsistent with the provisions of Regulation U or X of the Board of Governors of the Federal Reserve System and no part of any Credit Event (or the proceeds thereof) will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock.

                      SECTION 5.06. GOVERNMENTAL APPROVALS. Except as may have been obtained or made on or prior to the Initial Borrowing Date (and which remain in full force and effect on the Initial Borrowing Date), no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic Governmental Authority, or any subdivision thereof, is required to authorize or is required in connection with (a) the execution, delivery and performance of any Document or (b) the legality, validity, binding effect or enforceability of any Document.

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                      SECTION 5.07.  INVESTMENT COMPANY ACT. Neither Holdings
nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                      SECTION 5.08.  PUBLIC UTILITY HOLDING COMPANY ACT.
Neither Holdings nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                      SECTION 5.09. TRUE AND COMPLETE DISCLOSURE. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of Holdings or any of its Subsidiaries in writing to any Agent or any Lender (including, without limitation, all information contained in the Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any such Persons in writing to any Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided, it being understood and agreed that for purposes of this Section 5.09, such factual information shall not include the Projections or any PRO FORMA financial information.

                      SECTION 5.10. FINANCIAL CONDITION; FINANCIAL STATEMENTS; UNDISCLOSED LIABILITIES; PROJECTIONS. (a) On and as of the Initial Borrowing Date, on a pro forma basis after giving effect to the Transaction and to all Indebtedness (including the Loans and the Senior Subordinated Notes) incurred, and to be incurred, and Liens created, and to be created, by each Credit Party in connection therewith, with respect to the US Borrower (on a stand-alone basis), the Canadian Borrower (on a stand-alone basis), the UK Borrower (on a stand-alone basis) and the US Borrower and its Subsidiaries (on a consolidated basis), (i) the sum of the assets, at a fair valuation, of the US Borrower (on a stand-alone basis), the Canadian Borrower (on a stand-alone basis), the UK Borrower (on a stand-alone basis) and the US Borrower and its Subsidiaries (on a consolidated basis) will exceed its or their debts, (ii) it has or they have not incurred nor intended to, nor believes or believe that it or they will, incur debts beyond its or their ability to pay such debts as such debts mature and
(iii) it or they will have sufficient capital with which to conduct its or their business. For purposes of this Section 5.10(a), "debt" means any liability on a claim, and "claim" means (A) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (B) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

               (b) (i) (A) The audited combined balance sheets of the US Borrower and its Subsidiaries for the nine months ended on December 31, 1998, for the fiscal years ended December 31, 1999, and December 31, 2000, respectively, and for the six months ended on June 30, 2001, and the related audited combined statements of income and cash flows of the US

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Borrower and its Subsidiaries for such periods ended on such dates, and (B) the unaudited combined balance sheet of US Borrower and its Subsidiaries as of September 30, 2001, and the related unaudited combined statements of income and cash flows of US Borrower and its Subsidiaries for the nine-month period ended on such date, copies of which (in each case) have been furnished to the Lenders prior to the Initial Borrowing Date, present fairly in all material respects the combined financial position of US Borrower and its Subsidiaries at the dates of such balance sheets and the combined results of the operations of US Borrower and its Subsidiaries for the periods covered thereby. Except as set forth in
Schedule 5.10-A hereto, all such financial statements have been prepared in accordance with GAAP consistently applied except to the extent provided in the notes to said financial statements.

                        (ii) The PRO FORMA Financial Statements, copies of which
               have been furnished to the Lenders prior to the Initial Borrowing Date pursuant to Section 3.17(a), present a good faith estimate of the consolidated PRO FORMA financial condition of the US Borrower at the date of such PRO FORMA Financial Statements and for the period covered thereby (after giving effect to the Transaction).

               (c) Except as set forth in Schedule 5.10-B hereto, since June 30, 2001 (but after giving effect to the Transaction as if same had occurred prior thereto), nothing has occurred that has had or could reasonably be expected to have a Material Adverse Effect.

               (d) Except as fully reflected in the financial statements described in Section 5.10(b) and except for the Indebtedness incurred under this Agreement, the Seller Note and the Senior Subordinated Notes, (i) as of the Initial Borrowing Date (and after giving effect to any Loans made on such date and the repayment of Existing Indebtedness), there were no liabilities or obligations (excluding obligations incurred in the ordinary course of business) with respect to Holdings or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) that, either individually or in the aggregate, could reasonably be expected to be material to Holdings and its Subsidiaries taken as a whole and (ii) as of the Initial Borrowing Date, neither Holdings nor any Borrower knows of any basis for the assertion against it or any of its Subsidiaries of any such liability or obligation that, either individually or in the aggregate, are or would be reasonably likely to have, a Material Adverse Effect.

               (e) The Projections delivered to the Agents and the Lenders prior to the Initial Borrowing Date have been prepared on a basis consistent with the financial statements referred to in Section 5.10(b), and have been prepared in good faith and are based on reasonable assumptions under the then known facts and circumstances. On the Initial Borrowing Date, the management of each of Holdings and each Borrower believes that the Projections are reasonable and attainable based upon the then known facts and circumstances (it being understood that nothing contained in this Section 5.10(e) shall constitute a representation that the results forecasted in such Projections will in fact be achieved). There is no fact known to Holdings or any Borrower that could reasonably be expected to have a Material Adverse Effect, that has not been disclosed herein or in such other documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated hereby.

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                         SECTION 5.11.  THE SECURITY INTERESTS. On and after the
Initial Borrowing Date, each of the Security Documents creates (or after the execution and delivery thereof will create), as security for the Obligations secured thereby, a valid and enforceable perfected security interest in and Lien in favor of the Collateral Agent on all of the Collateral subject thereto, superior to and prior to the rights of all third Persons, and subject to no other Liens (except that (a) the Security Agreement Collateral may be subject to Permitted Liens relating thereto, (b) the Mortgaged Properties may be subject to Permitted Encumbrances relating thereto and the Mortgaged Property referred to in Section 3.13(c)(i) may be subject to Canadian Permitted Encumbrances relating thereto and (c) the Pledged Collateral may be subject to the Liens described in clauses (a) and (e) of Section 7.03); PROVIDED that the security documentation covering (i) Real Property designated on Part B of Schedule V as a "FOREIGN MORTGAGED PROPERTY" and (ii) Real Property designated on Part C of Schedule V as a "FOREIGN LEASE SUBJECT TO AN ASSIGNMENT FOR SECURITY PURPOSES" may be subject to applicable limitations under local law. No filings or recordings are required in order to perfect and/or render enforceable as against third parties the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document that shall have been made (A) on or prior to the Initial Borrowing Date (or (1) within 10 days thereafter in the case of UCC-1 filings in connection with the US
Collateral and Guaranty Agreement and filings with the Quebec Register of Personal and Moveable Real Rights in connection with a Foreign Security
Agreement entered into by Subsidiaries of Holdings organized under the laws of Canada (or any province or territory thereof) or (2) within 21 days in the case of filings on Form 395 in connection with a Foreign Security Agreement entered into by Subsidiaries of Holdings organized under the laws of England and Wales in the United Kingdom) as contemplated by Section 3.10 or 3.12 or (B) on or prior to the execution and delivery thereof as contemplated by Sections 6.11,
6.12 and 7.15 (or (1) within 10 days thereafter in the case of UCC-1 filings in connection with the US Collateral and Guaranty Agreement and filings with the Quebec Register of Personal and Moveable Real Rights in connection with a Foreign Security Agreement entered into by Subsidiaries of Holdings organized under the laws of Canada (or any province or territory thereof) or (2) within 21 days in the case of filings on Form 395 in connection with a Foreign Security Agreement entered into by Subsidiaries of Holdings organized under the laws of England and Wales in the United Kingdom).

                         SECTION 5.12.  COMPLIANCE WITH ERISA. (a) (i) Part A of
Schedule V sets forth, as of the Initial Borrowing Date, each Plan and each Multiemployer Plan; (ii) except as set forth in Part B of Schedule VI, each Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including without limitation ERISA and the Code; (iii) except as set forth in Part C of Schedule VI, each Plan (and each related trust, if any) that is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code and such determination letter has not been revoked or, with respect to a newly established Plan, the remedial amendment period described in the regulations under Section 401(b) of the Code has not expired; (iv) except as set forth in Part D of Schedule VI, no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending or, to the best knowledge of each of Holdings and each Borrower, threatened; (v) no Reportable Event has occurred;
(vi) to the best knowledge of each of Holdings and each Borrower, no Multiemployer Plan is insolvent or in reorganization; (vii) no Plan has an

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Unfunded Current Liability; (viii) no Plan that is subject to Section 412 of the
Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; (ix) all contributions required to be made with respect to each Plan, each Multiemployer Plan and each Foreign Pension Plan have been timely made by Holdings and each Subsidiary of Holdings; (x) neither Holdings nor any Subsidiary of Holdings has incurred any liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to
Section 409, 502(i) or 502(1) of ERISA or Section 4975 of the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan; (xi) neither Holdings nor any Subsidiary of Holdings nor any ERISA Affiliate has incurred any liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to Section 4062, 4063, 4064 or 4069 of ERISA or Section 401(a)(29) or 4971 of the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan; (xii) to the knowledge of Holdings and its Subsidiaries, neither Holdings nor any Subsidiary of Holdings nor any ERISA Affiliate has incurred any liability (including any indirect, contingent or secondary liability) to or on account of a Multiemployer Plan pursuant to Section 515, 4201, 4204, or 4212 of ERISA; (xiii) no condition exists that presents a material risk to Holdings or any Subsidiary of Holdings or any ERISA Affiliate of incurring a liability to or on account of a Plan or, to the best knowledge of each of Holdings and each Borrower, a Multiemployer Plan pursuant to the foregoing provisions of ERISA and the Code; (xiv) no proceedings have been instituted under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan that is subject to Title IV of ERISA; (xv) using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of Holdings and its Subsidiaries and its ERISA Affiliates to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Multiemployer Plan ended prior to the date of the most recent Credit Event, would not exceed an amount that could reasonably be expected to have a Material Adverse Effect; (xvi) each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) maintained by Holdings or any Subsidiary that covers or has covered employees or former employees of Holdings, any Subsidiary of Holdings or any ERISA Affiliate has at all times been operated in compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code;
(xvii) no lien imposed under the Code or ERISA on the assets of Holdings or any Subsidiary of Holdings or any ERISA Affiliate exists or is likely to arise on account of any Plan; and (xviii) Holdings and its Subsidiaries may on a prospective basis cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any liability; except, with respect to clauses (v)-(xviii), to the extent any exceptions thereunder could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (b) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. Neither Holdings nor any of its Subsidiaries has incurred any liability that could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect in connection with the termination of or withdrawal from any Foreign

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Pension Plan that has not been accrued or otherwise properly reserved on
Holdings's or such Subsidiary's balance sheet. With respect to each Foreign Pension Plan that is required by applicable local law or by its terms to be funded through a separate funding vehicle, the present value of the accrued benefit liabilities (whether or not vested) under each such Foreign Pension Plan, determined as of the latest valuation date for such Foreign Pension Plan on the basis of actuarial assumptions, each of which is reasonable or utilized in accordance with applicable law, rule, or regulation, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities except to the extent that such underfunding could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

                    SECTION 5.13. CAPITALIZATION. (a) On the Initial Borrowing Date, the authorized capital stock of Holdings shall be as set forth on Schedule
5.13. All such outstanding shares of Holdings Common Stock have been duly and validly issued, are fully paid and nonassessable and have been issued free of preemptive rights. Except as set forth on Schedule VII, Holdings does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock, except (A) as set forth in any Shareholders' Agreement as in effect on the Initial Borrowing Date and (B) for options, warrants, restricted stock units and rights to purchase shares of Holdings Common Stock and/or Qualified Preferred Stock that may be issued from time to time.

               (b) On the Initial Borrowing Date, (i) the authorized capital stock of the US Borrower shall be as set forth on Schedule 5.13, all of which shall be issued and outstanding and owned by Holdings and (ii) the authorized capital stock of the Canadian Borrower and UK Borrower shall be as set forth on
Schedule 5.13, all of which shall be issued and outstanding and owned by the US Borrower.

                    SECTION 5.14. SUBSIDIARIES. On and as of the Initial Borrowing Date, Holdings has no Subsidiaries other than those Subsidiaries listed on Schedule VIII. Schedule VIII correctly sets forth, as of the Initial Borrowing Date, (a) the percentage ownership (direct and indirect) of Holdings in each class of capital stock or other equity interests of each of its Subsidiaries and also identifies the direct owner thereof and (b) the jurisdiction of organization of each Subsidiary of Holdings. All outstanding equity interests of each Subsidiary of Holdings have been duly and validly issued, are fully paid and non-assessable, have been issued free of preemptive rights and, in the case of equity of Foreign Subsidiaries, no depository receipts have been issued in respect of such equity. No Subsidiary of Holdings has outstanding any securities convertible into or exchangeable for its capital stock or outstanding any right to subscribe for or to purchase, or any options or warrants for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of or any calls, commitments or claims of any character relating to, its capital stock or any stock appreciation or similar rights.

                    SECTION 5.15. INTELLECTUAL PROPERTY, ETC. Except as disclosed in Schedule 5.15 hereto, each of Holdings and each of its Subsidiaries owns or has a valid existing license to use all patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and other rights with respect to the foregoing reasonably necessary for the conduct of

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its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected to result in a Material Adverse Effect.

                    SECTION 5.16. COMPLIANCE WITH STATUTES, ETC. Except as set forth in Schedule 5.16 hereto, each of Holdings and each of its Subsidiaries is in compliance with all applicable statutes, regulations, rules and orders of, and all applicable restrictions imposed by, all Governmental Authorities, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such non-compliance as is not reasonably likely to, individually or in the aggregate, have a Material Adverse Effect.

                    SECTION 5.17. ENVIRONMENTAL MATTERS. (a) Except as set forth in Schedule 5.17 hereto, each of Holdings and each of its Subsidiaries has complied with, and on the date of each Credit Event is in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws, and neither Holdings nor any of its Subsidiaries is liable for any penalties, fines or forfeitures for failure to comply with any of the foregoing. There are no pending or past or, to the best knowledge of each of Holdings and each Borrower after due inquiry, threatened Environmental Claims against Holdings or any of its Subsidiaries, or against any Real Property owned or operated by Holdings or any of its Subsidiaries. There are no facts, circumstances, conditions or occurrences with respect to the business or operations of Holdings or any of its Subsidiaries or any Real Property currently or formerly owned or operated by Holdings or any of its Subsidiaries or, to the knowledge of each of Holdings and each Borrower, any property adjoining or in the vicinity of any such Real Property that could reasonably be expected (i) to form the basis of an Environmental Claim against Holdings or any of its Subsidiaries or any such Real Property or (ii) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by Holdings or any of its Subsidiaries under any applicable Environmental Law.

          (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported by Holdings or any of its Subsidiaries or by any Person acting for or under contract to Holdings or any of its Subsidiaries or, to the knowledge of each of Holdings and each Borrower, by any other Person, to or from any Real Property owned or operated by Holdings or any of its Subsidiaries, except in material compliance with all applicable Environmental Laws and as reasonably required in connection with the operation, use and maintenance of such Real Property or by Holdings's or such Subsidiary's business. Hazardous Materials have not at any time been Released by Holdings or any of its Subsidiaries or by any Person acting for or under contract to Holdings or any of its Subsidiaries or, to the knowledge of each of Holdings and each Borrower, by any other Person on, at, under or from any Real Property currently or formerly owned or operated by Holdings or any of its Subsidiaries, except in compliance with all applicable Environmental Laws and as required in connection with the operation, use and maintenance of such Real Property or by Holdings's or such Subsidiary's business.

          (c) Notwithstanding anything to the contrary contained in this Section 5.17, the representations and warranties made in this Section 5.17 shall only be untrue if the aggregate effect of all Environmental Claims, Releases and conditions, failures and non-compliances, in each case of the types described above, could reasonably be expected to have a Material Adverse Effect.

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                    SECTION 5.18.  PROPERTIES. All material Real Property owned by Holdings or any of its Subsidiaries and all material Leaseholds leased by Holdings or any of its Subsidiaries, in each case as of the Initial Borrowing Date, and the nature of the interest therein, is correctly set forth in Schedule
V. Each of Holdings and each of its Subsidiaries has good and marketable title to, or a validly subsisting leasehold interest in, all material properties owned or leased by it, including all Real Property reflected in Schedule V and in the financial statements (including the Pro Forma Financial Statements) referred to in Section 5.10(b) (except such properties sold in the ordinary course of business since the dates of the respective financial statements referred to therein), free and clear of all Liens, other than Permitted Encumbrances (except that the Mortgaged Property referred to in Section 3.13(c)(i) may be subject to Canadian Permitted Encumbrances relating thereto).

                    SECTION 5.19. LABOR RELATIONS. Neither Holdings nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. Except as disclosed in Schedule
5.19 hereof, there is (a) no unfair labor practice complaint pending against Holdings or any of its Subsidiaries or, to the best knowledge of each of Holdings and each Borrower, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Holdings or any of its Subsidiaries or, to the best knowledge of each of Holdings and each Borrower, threatened against any of them, (b) no strike, labor dispute, slowdown or stoppage pending against Holdings or any of its Subsidiaries or, to the best knowledge of each of Holdings and each Borrower, threatened against Holdings or any of its Subsidiaries, and (c) no union representation question existing with respect to the employees of Holdings or any of its Subsidiaries and, to the best knowledge of each of Holdings and each Borrower, no union organizing activities are taking place, except (with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect.

                    SECTION 5.20. TAX RETURNS AND PAYMENTS. Except as provided in Part A of Schedule III, each of Holdings and each of its Subsidiaries has filed all United States Federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all material taxes and assessments payable by it that have become due, except for those contested in good faith and fully provided for on the financial statements of Holdings and its Subsidiaries in accordance with GAAP. Each of Holdings and each of its Subsidiaries has provided adequate reserves (in the good faith judgment of the management of Holdings) for the payment of all United States Federal, state and foreign income taxes that have not yet become due. Except as provided in Part B and C of Schedule III, there is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of each of Holdings and each Borrower, threatened by any authority regarding any taxes relating to Holdings or any of its Subsidiaries. Except as provided in Part D of Schedule III, neither Holdings nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of Holdings or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of Holdings or any of its Subsidiaries not to be subject to the normally applicable statute of limitations, in each case except to the extent the liability for taxes of Holdings or such Subsidiary giving rise to any extension of any such normally applicable statute of limitation is not material.

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                    SECTION 5.21.  RETAINED EXISTING INDEBTEDNESS. Schedule IV
sets forth a true and complete list of all Indebtedness of Holdings and its Subsidiaries as of the Initial Borrowing Date and that is to remain outstanding after giving effect to the Transaction (excluding the Obligations, the Senior Subordinated Notes and the Seller Note, the "Retained Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity that directly or indirectly guaranteed such debt.

                    SECTION 5.22. INSURANCE. Set forth on Schedule IX is a true, correct and complete summary of all insurance carried by each Credit Party on and as of the Initial Borrowing Date, with the amounts insured set forth therein.

                    SECTION 5.23. REPRESENTATIONS AND WARRANTIES IN OTHER DOCUMENTS. All representations and warranties set forth in the other Documents were true and correct in all material respects at the time as of which such representations and warranties were made (or deemed made) and shall be true and correct in all material respects as of the Initial Borrowing Date as if such representations or warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations or warranties shall be true and correct in all material respects as of such earlier date.

                    SECTION 5.24. THE TRANSACTION. At the time of consummation thereof, the Transaction shall have been consummated in all material respects in accordance with the terms of the relevant Documents therefor and all applicable laws. At the time of consummation thereof, all material consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Transaction in accordance with the terms of the relevant Documents therefor and all applicable laws have been obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority that restrains, prevents, or imposes material adverse conditions upon the Transaction. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon any element of the Transaction, the occurrence of any Credit Event, or the performance by Holdings and its Subsidiaries of their respective obligations under the Documents and all applicable laws.

                    SECTION 5.25. SPECIAL PURPOSE CORPORATIONS. Holdings has no significant assets (other than the capital stock of the US Borrower) or material liabilities (other than those liabilities under the Documents to which it is a party).

                    SECTION 5.26. SUBORDINATION. The subordination provisions contained in the Seller Note, the Initial Preferred Stock and the Senior Subordinated Note Documents and, on and after the execution and delivery thereof, the Holdings Shareholder Subordinated Notes, Discount Notes, Permitted Subordinated Refinancing Indebtedness and Permitted Subordinated Indebtedness, are enforceable against Holdings, each Borrower, the respective Subsidiary Guarantors and the holders of such Indebtedness, as applicable, and all Obligations hereunder and under the other Credit Documents (including, without limitation, the US Collateral and Guaranty Agreement and the Foreign Guaranty) are within the definitions of "Senior Debt" (or "Guarantor Senior Debt" in the case of the obligations of any Subsidiary Guarantor) and

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"Designated Senior Debt" (or any similar terms in any such case) included in such subordination provisions.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

          Each of Holdings and each Borrower hereby covenants and agrees that as of the Effective Date and thereafter for so long as this Agreement is in effect and until the Total Commitment has terminated, no Letters of Credit or Notes are outstanding and the Loans, LC Disbursements and all amounts due in respect of B/As, together with interest, fees and all other Obligations (other than any indemnities described in Section 10.12 that are not then due and payable) incurred hereunder, are paid in full:

                    SECTION 6.01. INFORMATION COVENANTS. The US Borrower will furnish to each Lender:

          (a) MONTHLY REPORTS. Within 60 days after the end of each fiscal month of the US Borrower (commencing with its fiscal month ending January 31, 2002), (i) the consolidated balance sheet of the US Borrower and its Subsidiaries as at the end of such fiscal month and the related consolidated statements of income for such fiscal month and for the elapsed portion of the fiscal year ended with the last day of such fiscal month, in each case (A) without giving effect to any Permitted Acquisition consummated in the 60-day period prior to the end of such fiscal month and
     (B) commencing with the US Borrower's fiscal month ending January 31, 2003, setting forth comparative figures for the corresponding fiscal month in the prior fiscal year and comparable budgeted figures for such fiscal month as set forth in the respective budget delivered pursuant to Section 6.01(d) and (ii) the consolidated statements of income for such fiscal month for each Acquired Business acquired during the 60-day period prior to the end of such fiscal month, all of which shall be certified by the chief financial officer or other Authorized Officer of the US Borrower, subject to normal year-end audit adjustments and the absence of footnotes.

          (b) QUARTERLY FINANCIAL STATEMENTS. Within 45 days after the close of the first three quarterly accounting periods in each fiscal year of the US Borrower, (i) the consolidated balance sheet of the US Borrower and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income and retained earnings and of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the corresponding quarterly accounting period in the prior fiscal year and comparable budgeted figures for such quarterly accounting period as set forth in the respective budget delivered pursuant to Section 6.01(d) and
     (ii) management's discussion and analysis of significant operational and financial developments during such quarterly accounting period, all of which shall be in reasonable detail and certified by the chief financial officer or other Authorized Officer of the US Borrower that they fairly present in all material respects the financial condition of the US Borrower and its Subsidiaries as of the dates indicated and the results of their

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     operations and changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes. If the US Borrower has designated any Unrestricted Subsidiaries hereunder, then the quarterly financial information required by this Section 6.01(b) shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in management's discussion and analysis of operational and financial developments, of the financial condition and results of operations of the US Borrower and its Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the US Borrower.

          (c) ANNUAL FINANCIAL STATEMENTS. Within 90 days after the close of each fiscal year of the US Borrower, (i) the consolidated balance sheet of the US Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year, in each case setting forth comparative consolidated figures for the preceding fiscal year and comparable budgeted figures for such fiscal year as set forth in the respective budget delivered pursuant to Section 6.01(d) and (except for such comparable budgeted figures) certified by independent certified public accountants of recognized national standing as shall be reasonably acceptable to the Administrative Agent, in each case without any qualification or material exception as to the scope of such audit and to the effect that such statements fairly present in all material respects the financial condition of the US Borrower and its Subsidiaries as of the dates indicated and the results of their operations and changes in financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years, together with a certificate of such accounting firm stating that in the course of its regular audit of the business of the US Borrower and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, no Default or Event of Default that has occurred and is continuing has come to their attention or, if such a Default or an Event of Default has come to their attention, a statement as to the nature thereof, and (ii) management's discussion and analysis of significant operational and financial developments during such fiscal year. If the US Borrower has designated any Unrestricted Subsidiaries hereunder, then the annual financial information required by this Section 6.01(c) shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in management's discussion and analysis of operational and financial developments, of the financial condition and results of operations of the US Borrower and its Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the US Borrower. In addition, to the extent that Holdings prepares annual financial statements for its internal purposes or for the SEC, Holdings will within 120 days after the close of each of its fiscal years (or such shorter period as may be required by the SEC) furnish same to each Lender.

          (d) BUDGETS, ETC. Not more than 60 (or, in the case of the US Borrower's fiscal year commencing on January 1, 2002, 90) days after the commencement of each fiscal year of the US Borrower, consolidated budgets (including Capital Expenditures budgets) of the US Borrower and its Subsidiaries (i) in reasonable detail for each of the four fiscal quarters of such fiscal year and (ii) in summary form for each of the five fiscal years immediately following such fiscal year, in each case as customarily prepared by

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     management for its internal use setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based. Together with each delivery of financial statements pursuant to Sections 6.01(b) and (c), a comparison of the current year to date financial results against the budgets required to be submitted pursuant to this clause (d) shall be presented.

          (e) OFFICER'S CERTIFICATES. At the time of the delivery of the financial statements provided for in Sections 6.01(b) and (c), a certificate of the chief financial officer or other Authorized Officer of the US Borrower to the effect that, to the best of such officer's knowledge, no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall, (i) if delivered in connection with the financial statements in respect of a period ending on the last day of a fiscal quarter or a fiscal year of Holdings, set forth (A) the calculations required to establish whether (1) Holdings and its Subsidiaries were in compliance with the provisions of Sections 2.12, 7.02, 7.04(d), (g), (h),
     (i), (1), (m) and (o), 7.05(e), (f), (k), (o) and (p), 7.06(b) and (f), and
     (2) the US Borrower and its Subsidiaries were in compliance with the provisions of Sections 7.09, 7.10 and 7.11, in each case, as at the end of such fiscal quarter or year, as the case may be, and (B) the calculation of the Total Leverage Ratio, the Adjusted Total Leverage Ratio and the Adjusted Senior Leverage Ratio as at the last day of the respective fiscal quarter or fiscal year of the US Borrower, as the case may be, and (ii) if delivered with the financial statements required by Section 6.01(c), set forth in reasonable detail the amount of (and the calculations required to establish the amount of) Adjusted Excess Cash Flow for the respective Excess Cash Flow Payment Period.

          (f) NOTICE OF DEFAULT OR LITIGATION. Promptly, and in any event within three Business Days after an executive officer of Holdings or any of its Subsidiaries obtains actual knowledge thereof, notice of (i) the occurrence of any event that constitutes a Default or an Event of Default, which notice shall specify the nature and period of existence thereof and what action each of Holdings and each Borrower proposes to take with respect thereto, (ii) any litigation or proceeding pending or threatened (A) against Holdings or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect, (B) with respect to any material Indebtedness of Holdings or any of its Subsidiaries or (C) with respect to any Document (other thansuch Documents referred to in clause (f) of the definition thereof), (iii) any governmental investigation pending or threatened against Holdings or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect and (iv) any other event that could reasonably be expected to have a Material Adverse Effect.

          (g) AUDITORS' REPORTS. Promptly upon receipt thereof, a copy of each report or "management letter" submitted to Holdings or any of its Subsidiaries by its independent accountants in connection with any annual, interim or special audit made by them of the books of Holdings or any of its Subsidiaries and the management's non-privileged responses thereto.

          (h) ENVIRONMENTAL MATTERS. Promptly after an executive officer of Holdings or any of its Subsidiaries obtains actual knowledge of any of the following (but only to the

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     extent that any of the following, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect), written notice of:

               (i) any pending or threatened Environmental Claim against Holdings or any of any of its Subsidiaries or any Real Property owned or operate by Holdings or any of its Subsidiaries;

               (ii) any condition or occurrence on any Real Property at any time owned or operated by Holdings or any of its Subsidiaries that (A) results in non-compliance by Holdings or any of its Subsidiaries with any applicable Environmental Law or (B) could reasonably be anticipated to form the basis of an Environmental Claim against Holdings or any of its Subsidiaries or any such Real Property;

               (iii) any condition or occurrence on any Real Property owned or operated by Holdings or any of its Subsidiaries that could reasonably be anticipated to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by Holdings or such Subsidiary, as the case may be, of its interest in such Real Property under any Environmental Law; and

               (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated by Holdings or any of its Subsidiaries.

     All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and each of Holdings's, each of its Subsidiary's and each other third Person's response or proposed response thereto. In addition, Holdings agrees to provide the Lenders with copies of all material nonprivileged communications by Holdings or any of its Subsidiaries with any Person, government or governmental agency relating to Environmental Laws or to any of the matters set forth in clauses (i) - (iv) above, and such reasonably detailed nonprivileged reports relating to any of the matters set forth in clauses (i) - (iv) above as may reasonably be requested by the Administrative Agent or the Required Lenders.

          (i) ANNUAL MEETINGS WITH LENDERS. At the written request of the Administrative Agent, the US Borrower will, within 120 days after the close of each of its fiscal years, hold a meeting (at a mutually agreeable location and time) open to all of the Lenders at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of the US Borrower and its Subsidiaries and the budgets presented for the current fiscal year of the US Borrower and its Subsidiaries.

          (j) NOTICE OF COMMITMENT REDUCTIONS AND MANDATORY REPAYMENTS. On or prior to the date of any reduction to the Total Revolving Loan Commitment or any mandatory repayment of outstanding Term Loans pursuant to any of Sections 2.12(c) through (g), inclusive, the US Borrower shall provide written notice of the amount of the respective

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     reduction or repayment, as the case may be, to the Total Revolving Loan
     Commitment or the outstanding Term Loans, as applicable, and the calculation thereof (in reasonable detail).

               (k) OTHER INFORMATION. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by Holdings or any of its Subsidiaries and copies of all financial statements, proxy statements, notices and reports as Holdings or any of its Subsidiaries shall send generally to analysts and the holders of their capital stock (including the Initial Preferred Stock) or of any Permitted Debt, the Seller Note, any Discount Notes or the Senior Subordinated Notes, in their capacity as such holders (to the extent not theretofore delivered to the Lenders pursuant to this Agreement) and, with reasonable promptness, such other information or documents (financial or otherwise) as any Agent on its own behalf or on behalf of the Required Lenders may reasonably request from time to time.

               (l) CONCURRENTLY with any delivery of financial statements under clause (b) or (c) above, a certificate of the chief financial officer of the US Borrower setting forth the information required pursuant to (i) the paragraphs numbered 1, 2, 3, 8, 9, 10, 11, 12 and 13 of the US Perfection Certificate and (ii) the equivalent paragraphs under Foreign Perfection Certificates and such other paragraphs under Foreign Perfection Certificates and such other information as the Administrative Agent may reasonably request and/or as the Administrative Agent shall have designated, or in each case confirming that there has been no change in such information since the date of the applicable Perfection Certificate delivered on the later of the Initial Borrowing Date and the date of the most recent certificate delivered pursuant to this Section 6.01(l).

                    SECTION 6.02. BOOKS, RECORDS AND INSPECTIONS. Holdings will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. Holdings will, and will cause each of its Subsidiaries to, permit, upon reasonable notice to the chief financial officer or other Authorized Officer of Holdings, officers and designated representatives of any Agent or the Required Lenders to visit and inspect under the guidance of officers of Holdings any of the properties or assets of Holdings and any of its Subsidiaries in whomsoever's possession, and to examine the books of account of Holdings and any of its Subsidiaries and discuss the affairs, finances and accounts of Holdings and of any of its Subsidiaries with, and be advised as to the same by, their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as such Agent or the Required Lenders may desire; provided that so long as no Default or Event of Default is then in existence, Holdings shall have the right to participate in any discussions of the Agents or the Lenders with any independent accountants of Holdings.

                    SECTION 6.03. INSURANCE. (a) The US Borrower will, and will cause each of its Subsidiaries to, (i) maintain, with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks as is consistent and in accordance with industry practice and (ii) furnish to the Administrative Agent and each of the Lenders, upon request, full information as to the insurance carried. Such

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insurance shall include physical damage insurance on all real and personal property (whether now owned or hereafter acquired) on an all risk basis and business interruption insurance. The provisions of this Section 6.03 shall be deemed supplemental to, but not duplicative of, the provisions of any Security Documents that require the maintenance of insurance.

          (b) The US Borrower will, and will cause each of its Subsidiaries to, at all times keep the respective property of the US Borrower and its Subsidiaries (except real or personal property leased or financed through third parties in accordance with this Agreement) insured in favor of the Collateral Agent, and all policies or certificates with respect to such insurance (and any other insurance maintained by, or on behalf of, the US Borrower or any Subsidiary of the US Borrower) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as certificate holder, mortgagee and loss payee with respect to real property, certificate holder and loss payee with respect to personal property, additional insured with respect to general liability and umbrella liability coverage and certificate holder with respect to workers' compensation insurance), (ii) shall state that such insurance policies shall not be cancelled or materially changed without at least 30 days' prior written notice thereof by the respective insurer to the Collateral Agent and
(iii) shall, upon the request of the Collateral Agent, be deposited with the Collateral Agent.

          (c) If the US Borrower or any of its Subsidiaries shall fail to maintain all insurance in accordance with this Section 6.03, or if the US Borrower or any of its Subsidiaries shall fail to so name the Collateral Agent as an additional insured, mortgagee or loss payee, as the case may be, or so deposit all certificates with respect thereto, the Administrative Agent and/or the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance, and the Credit Parties agree to jointly and severally reimburse the Administrative Agent or the Collateral Agent, as the case may be, for all costs and expenses of procuring such insurance.

                    SECTION 6.04. PAYMENT OF TAXES. Holdings will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any material properties belonging to it, prior to the date on which penalties attach thereto, and all material lawful claims for sums that have become due and payable that, if unpaid, might become a Lien not otherwise permitted under Section 7.03(a); PROVIDED that neither Holdings nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP and such failure to pay could not reasonably be expected to result in a Material Adverse Effect.

                    SECTION 6.05. CORPORATE FRANCHISES. Holdings will do, and will cause each of its Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, authority to do business, licenses and patents, except for rights, franchises, authority to do business, licenses and patents the loss of which (individually or in the aggregate) could not reasonably be expected to have a Material Adverse Effect; PROVIDED, HOWEVER, that any transaction permitted by Section 7.02 will not constitute a breach of this
Section 6.05.

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                    SECTION 6.06. COMPLIANCE WITH STATUTES, ETC. Holdings will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except for such non-compliance as would not, either individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the ability of any Credit Party to perform its obligations under any Credit Document to which it is a party.

                    SECTION 6.07. COMPLIANCE WITH ENVIRONMENTAL LAWS. (a) (i) Holdings will comply, and will cause each of its Subsidiaries to comply, in all material respects with all Environmental Laws applicable to their businesses or the ownership or use of Real Property now or hereafter owned or operated by Holdings or any of its Subsidiaries, will promptly pay or, with respect to any of its Subsidiaries, cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws and (ii) neither Holdings nor any of its Subsidiaries will generate, use, treat, store or Release, or permit the generation, use, treatment, storage or Release of, Hazardous Materials on any Real Property owned or operated by Holdings or any of its Subsidiaries other than in compliance with Environmental Laws and as required in connection with the normal business operations of Holdings and its Subsidiaries, or transport or permit the transportation of Hazardous Materials other than in compliance with Environmental Laws and as required in connection with the normal business operations of Holdings and its Subsidiaries, unless the failure to comply with the requirements specified in clause (i) or (ii) above, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. If Holdings or any of its Subsidiaries or any tenant or occupant of any Real Property owned or operated by Holdings or any of its Subsidiaries causes or permits any intentional or unintentional act or omission resulting in the presence or Release of any Hazardous Material in a quantity or concentration sufficient to require reporting or to trigger an obligation to undertake clean-up, removal or remedial action under applicable Environmental Laws, Holdings agrees to undertake, and/or to cause any of its Subsidiaries, tenants, occupants or other third Persons to undertake, at their sole expense, any clean up, removal, remedial or other action required pursuant to Environmental Laws to remove and clean up any Hazardous Materials from any Real Property, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect; PROVIDED that neither Holdings nor any of its Subsidiaries shall be required to undertake any clean up, removal, remedial or other action while the requirement to undertake such clean up, removal, remedial or other action is being contested in good faith and by proper proceedings, so long as it has maintained adequate reserves with respect to such clean up, removal, remedial or other action to the extent required in accordance with GAAP. Notwithstanding any provision of this Section 6.07(a), Holdings shall not be required by this Section 6.07(a) to exercise any degree of control over the operations of any of its Subsidiaries that could reasonably be construed under applicable Environmental Law to make Holdings liable for Environmental Claims arising from or causally related to the Real Property or operations of such Subsidiary as an owner or an operator or upon any other basis.

          (b) At the written request of the Administrative Agent or the Required Lenders, which request shall specify in reasonable detail the basis therefor, at any time and from time to time, Holdings and the Borrowers will provide, at their sole cost and expense, an environmental site assessment report concerning any Real Property now or hereafter owned or operated by

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Holdings or any of its Subsidiaries, prepared by an environmental consulting firm approved by the Administrative Agent, addressing the matters in clause (i),
(ii) or (iii) below that gives rise to such request (or, in the case of a request pursuant to following clause (i), addressing such matter as may be requested by the Administrative Agent or the Required Lenders) and estimating the range of the potential costs of any removal, remedial or other corrective action in connection with any such matter; PROVIDED that in no event shall such request be made unless (i) an Event of Default has occurred and is continuing,
(ii) the Lenders are entitled to receive notice under Section 6.01(h) for any event for which notice is required to be delivered for any such Real Property or
(iii) the Administrative Agent or the Required Lenders reasonably believe that there was a breach of any representation, warranty or covenant contained in
Section 5.17 or 6.07(a). If Holdings or any Borrower fails to provide the same within 60 days after such request was made, the Administrative Agent may order the same, and Holdings and the Borrowers shall grant and hereby grant, to the Administrative Agent and the Lenders and their agents access to such Real Property owned or operated by Holdings or any of its Subsidiaries, and specifically grants the Administrative Agent and the Lenders and their agents an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at each of Holdings's and the Borrowers' expense.

                    SECTION 6.08. ERISA. To the extent that any of the following events could, either individually or in the aggregate, reasonably be expected to result in liabilities in excess of $2,500,000, as soon as possible and, in any event, within ten Business Days after Holdings or any Subsidiary of Holdings or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, Holdings will deliver to each of the Lenders a certificate of the chief financial officer or other Authorized Officer of Holdings setting forth the full details as to such occurrence and the action, if any, that Holdings, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by Holdings, such Subsidiary, the ERISA Affiliate, the PBGC or any other governmental agency, a Plan or, to the extent received by Holdings, Multiemployer Plan participant or the Plan or Multiemployer Plan administrator with respect thereto: that a Reportable Event has occurred (except to the extent that Holdings has previously delivered to the Lenders a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application has been made or is reasonably expected to be made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made by Holdings, any Subsidiary or any ERISA Affiliate with respect to a Plan, a Multiemployer Plan or a Foreign Pension Plan has not been timely made; that a Plan or a Multiemployer Plan has been or is reasonably expected to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability; that proceedings have been or are reasonably expected to be instituted under Section 4042 of ERISA to terminate or appoint a

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trustee to administer a Plan or a Multiemployer Plan that is subject to Title IV of ERISA; that a proceeding has been instituted against Holdings, any Subsidiary of Holdings or any ERISA Affiliate pursuant to Section 515 of ERISA to collect a delinquent contribution to a Multiemployer Plan; that Holdings, any Subsidiary of Holdings or any ERISA Affiliate will or is reasonably expected to incur any liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan or a Multiemployer Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971 or 4980 of the Code or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code (other than for the provision of benefits in accordance with such Section); that Holdings or any Subsidiary of Holdings will or is reasonably expected to incur any liability (including any indirect, contingent, or secondary liability) with respect to a Plan under Section 4975 of the Code or Section 409, 502 (i) or 502(1) of ERISA; or that Holdings or any Subsidiary of Holdings will or is reasonably expected to incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or Foreign Pension Plan. Holdings will deliver to each of the Lenders (i) at the request of any Lender on ten Business Days' notice a complete copy of the annual report (on Internal Revenue Service Form 5500 series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue
Service and (ii) copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. In addition to any certificates or notices delivered to the Lenders pursuant to the first sentence hereof, copies of any material documents or other information required to be furnished to the PBGC, and any material notices received by Holdings, any Subsidiary of Holdings or any ERISA Affiliate with respect to any Plan, Multiemployer Plan or Foreign Pension Plan shall be delivered to the Lenders no later than ten Business Days after the date such documents and/or information has been furnished to the PBGC or such notice has been received by Holdings, such Subsidiary or such ERISA Affiliate, as applicable.

          SECTION 6.09. GOOD REPAIR. Holdings will, and will cause each of its Subsidiaries to, ensure that its material properties and equipment used in its business are kept in good repair, working order and condition, ordinary wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner useful or customary for companies in similar businesses.

          SECTION 6.10. END OF FISCAL YEARS; FISCAL QUARTERS. The US Borrower will cause (a) each of its, and each of its Domestic Subsidiaries', fiscal years to end on December 31 of each year and (b) each of its, and each of its Domestic Subsidiaries', fiscal quarters to end on March 31, June 30, September 30 and December 31 of each year.

          SECTION 6.11. ADDITIONAL SECURITY; FURTHER ASSURANCES. (a) The US Borrower will, promptly after (i) the creation or acquisition of any Domestic Subsidiary, notify the Administrative Agent thereof and cause such Domestic Subsidiary to duly authorize, execute and deliver counterparts of the US Collateral and Guaranty Agreement, (ii) the creation or acquisition of any Wholly-Owned Foreign Subsidiary, notify the Administrative Agent thereof

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and cause such Wholly-Owned Foreign Subsidiary to duly authorize, execute and deliver counterparts of the Foreign Guaranty, (iii) the creation or acquisition of any Wholly-Owned Foreign Subsidiary organized under the laws of Canada (or any province or territory thereof) or of England and Wales in the United Kingdom, notify the Administrative Agent thereof and cause each such Wholly-Owned Foreign Subsidiary to duly authorize, execute and deliver counterparts of the applicable Security Documents that any such Wholly-Owned Foreign Subsidiary would have been required to duly authorize, execute and deliver on the Initial Borrowing Date if same were a Credit Party on such date and (iv) any Wholly-Owned Foreign Subsidiary (other than a Foreign Subsidiary described in clause (iii) above) created or acquired after the Initial Borrowing Date has or at any time acquires assets with a fair market value (as determined in good faith by the US Borrower) that equals or exceeds $10,000,000, notify the Administrative Agent thereof and cause each such Wholly-Owned Foreign Subsidiary to duly authorize, execute and deliver counterparts of security agreements, pledge agreements and other security documentation that the Collateral Agent may request, in the case of each of clauses (i), (ii), (iii) and (iv) above, together with each of the other relevant certificates, opinions of counsel and other documentation that such Subsidiary would have been required to deliver pursuant to Sections 3.03, 3.04, 3.09, 3.10, 3.11, 3.12 and 3.13, as applicable, on the Initial Borrowing Date and together with such other certificates, opinions of counsel and other documentation as the Collateral Agent may reasonably request (although no Wholly-Owned Foreign Subsidiary shall be required to enter into any Guaranty or Security Document pursuant to this
Section 6.11 to the extent that the entering into of any such Guaranty or Security Document by such Wholly-Owned Foreign Subsidiary would not be permitted under applicable law).

          (b) Subject to Section 6.12 and clause (a) of this Section 6.11, Holdings will, and will cause each of the other Credit Parties to, (i) grant to the Collateral Agent security interests and mortgages in such assets and properties of Holdings and such Credit Parties as are not covered by the original Security Documents, and as may be reasonably requested from time to time by the Administrative Agent or the Required Lenders, (ii) within 10 days following the Initial Borrowing Date, grant to the Collateral Agent a leasehold mortgage in the leasehold rights of the US Borrower in respect of the mine located at Cote Blanche, Louisiana, and (iii) subject to the last sentence of this Section 6.11(b), grant a mortgage in any Real Property located in the United States and grant a fixed charge over any Real Property located in Canada or the United Kingdom, in each case the fair market value of which (as determined in good faith by senior management of the US Borrower) is GREATER than $5,000,000, unless the Collateral Agent determines that the detriment to the Borrowers of entering into such mortgage or fixed charge, as applicable, would be excessive in view of the related benefits to be received by the Secured Parties (all such security and guaranty documentation referred to in clauses (a) and (b) of this Section 6.11 are collectively referred to as the "ADDITIONAL SECURITY AND GUARANTY DOCUMENTS"), in each case (in the case of a Wholly-Owned Foreign Subsidiary) to the extent that the entering into of such Additional Security and Guaranty Documents by such Wholly-Owned Foreign Subsidiaries is permitted under applicable law. All such Additional Security and Guaranty Documents shall be reasonably satisfactory in form and substance to the Administrative Agent and, in the case of security documentation, shall constitute valid and enforceable perfected security interests, hypothecations and mortgages superior to and prior to the rights of all third Persons and subject to no other Liens except for Permitted Liens. The Additional Security and Guaranty Documents or instruments related thereto shall have been duly recorded or filed in such

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manner and in such places as are required by law to give the Administrative
Agent and/or the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby and all taxes, fees and other charges payable in connection therewith shall have been paid in full. Notwithstanding the foregoing, this Section 6.11(b) shall not apply to (and Holdings and its Subsidiaries shall not be required to grant a mortgage in or fixed charge over, as applicable) any Real Property the fair market value of which (as determined in good faith by senior management of the US Borrower) is LESS than $5,000,000.

          (c) Holdings will, and will cause each of its Subsidiaries to, at the expense of Holdings and the Borrowers, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require. Furthermore, each of Holdings and each Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be reasonably requested by the Collateral Agent to assure itself that this Section
6.11 has been complied with.

          (d) Holdings and each Borrower agrees that each action required above by this Section 6.11 shall be completed as soon as possible, but in no event later than 90 days (or such later date as may be acceptable to the Administrative Agent) after such action is either requested to be taken by the Administrative Agent, the Collateral Agent or the Required Lenders or required to be taken by Holdings and its Subsidiaries pursuant to the terms of this
Section 6.11; PROVIDED that in no event will Holdings or any of its Subsidiaries be required to take any action, other than using its commercially reasonable efforts, to obtain consents from third parties with respect to its compliance with this Section 6.11.

               SECTION 6.12. FOREIGN SUBSIDIARIES SECURITY. If, with respect to any Foreign Subsidiary, following such Foreign Subsidiary's becoming subject to United States Federal income tax on its worldwide income or following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder that gives the Administrative Agent a reasonable basis to make a request under this Section 6.12, Holdings does not within 45 days after a request from the Administrative Agent or the Required Lenders deliver evidence, in form and substance reasonably satisfactory to the Administrative Agent, with respect to any Foreign Subsidiary (and in the case of clause (a) below, any Foreign Unrestricted Subsidiary) of Holdings (in the case of clause (a) below, all of the capital stock of which is not already pledged pursuant to the US Collateral and Guaranty Agreement) that
(a) a pledge of more than 66-2/3% of the total combined voting power of all classes of capital stock of such Foreign Subsidiary (or Foreign Unrestricted Subsidiary) entitled to vote to secure the Obligations of the US Borrower, (b) in the case of a Foreign Subsidiary that has entered into a Foreign Security Agreement, the entering into by such Foreign Subsidiary of a security agreement in substantially the form of such Foreign Security Agreement to secure the Obligations of the US Borrower and to secure the Obligations of such Foreign Subsidiary under the Credit Documents, (c) in the case of a Foreign Subsidiary that has entered into a Foreign Pledge Agreement, the entering into by such Foreign Subsidiary of a pledge agreement in substantially the form of such Foreign Pledge Agreement to secure the Obligations of the US

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Borrower and to secure the Obligations of such Foreign Subsidiary under the
Credit Documents and/or (d) in the case of a Foreign Subsidiary that has entered into a Foreign Guaranty, the entering into by such Foreign Subsidiary of a Guaranty in substantially the form of such Foreign Guaranty to guaranty the Obligations of the US Borrower and the other US Credit Parties under the Credit Documents, in any such case could reasonably be expected to cause (i) the undistributed earnings of such Foreign Subsidiary (or Foreign Unrestricted Subsidiary) as determined for United States Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's (or such Foreign Unrestricted Subsidiary's) United States parent for United States Federal income tax purposes or (ii) other material adverse United States Federal income tax consequences to the Credit Parties, then in the case of a failure to deliver the evidence described in clause (a) above, that portion of such Foreign Subsidiary's (or such Foreign Unrestricted Subsidiary's) outstanding capital stock so issued by such Foreign Subsidiary (or such Foreign Unrestricted Subsidiary), in each case not theretofore pledged pursuant to the US Collateral and Guaranty Agreement to secure the Obligations of the US Borrower and of such Foreign Subsidiary under the US Collateral and Guaranty Agreement shall be pledged to the Collateral Agent for the benefit of the Secured Parties pursuant to the US Collateral and Guaranty Agreement (or another pledge agreement in a form substantially similar to the pledge provisions of the US Collateral and Guaranty Agreement, with such modifications to such form as the Administrative Agent may reasonably request, if needed), and in the case of a failure to deliver the evidence described in clauses (b), (c) or (d) above, such Foreign Subsidiary (to the extent same is a Wholly-Owned Foreign Subsidiary) shall execute and deliver such security, pledge and/or guaranty agreements in a form substantially similar to the applicable Foreign Security Agreement, Foreign Pledge Agreement and/or Foreign Guaranty, with such modifications to such form as the Administrative Agent may reasonably request, if needed), as the case may be, granting to the Collateral Agent for the benefit of the Secured Parties a security interest in all of such Foreign Subsidiary's assets or the capital stock and promissory notes owned by such Foreign Subsidiary, as the case may be, and guaranteeing and securing the Obligations of the US Borrower under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement and the obligations of such Foreign Subsidiary thereunder, in each case to the extent that the entering into of such Foreign Security Agreement, Foreign Pledge Agreement and/or Guaranty (or document with substantially similar security, pledge and/or guaranty provisions) is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section 6.12 to be in form and substance reasonably satisfactory to the Administrative Agent and/or the Collateral Agent.

               SECTION 6.13. USE OF PROCEEDS. All proceeds of the Loans shall be used as provided in Section 5.05.

               SECTION 6.14. PERMITTED ACQUISITIONS. (a) Subject to the provisions of this Section 6.14 and the requirements contained in the definition of Permitted Acquisition, the US Borrower and its Wholly-Owned Subsidiaries may from time to time effect Permitted Acquisitions, so long as (in each case except to the extent the Required Lenders otherwise specifically agree in writing in the case of a specific Permitted Acquisition): (i) no Default or Event of Default shall be in existence at the time of the consummation of the proposed Permitted Acquisition or immediately after giving effect thereto; (ii) the US Borrower shall have given the Administrative Agent and the Lenders at least five Business Days' prior written notice of any Permitted Acquisition; (iii) calculations are made by the US Borrower of compliance with the

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covenants contained in Sections 7.09 and 7.10 (in each case, giving effect to the last sentence appearing therein) for the relevant Calculation Period, on a Pro Forma Basis as if the respective Permitted Acquisition (as well as all other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, and such calculations shall show that such financial covenants would have been complied with if the Permitted Acquisition had occurred on the first day of such Calculation Period (for this purpose, (A) if the first day of the respective Calculation Period occurs prior to the Initial Borrowing Date, calculated as if the covenants contained in said Sections 7.09 and 7.10 (in each case, giving effect to the last sentence appearing therein) had been applicable from the first day of the Calculation Period and (B) using the covenant levels contained in such Sections 7.09 and 7.10 for the Test Period ending March 31, 2002 in connection with a Permitted Acquisition consummated prior to March 31, 2002);
(iv) based on good faith quarterly projections prepared by the US Borrower for the period from the date of the consummation of the Permitted Acquisition to the date that is one year thereafter, the level of financial performance measured by the covenants contained in Sections 7.09 and 7.10 (in each case, giving effect to the last sentence appearing therein) shall be better than or equal to such level as would be required to provide that no Default or Event of Default would exist under the financial covenants contained in Sections 7.09 and 7.10 ((A) in each case, giving effect to the last sentence appearing therein and (B) using the covenant levels contained in such Sections 7.09 and 7.10 for the Test Period ending March 31, 2002 for any portion of such period prior to March 31, 2002) through the date that is one year from the date of the consummation of the respective Permitted Acquisition; (v) calculations are made by the US Borrower demonstrating compliance with an Adjusted Senior Leverage Ratio not to exceed
(A) 3.25:1.00 in the case of any Permitted Acquisition consummated on or prior to June 30, 2003, and (B) 3.00:1.00 in the case of any Permitted Acquisition consummated thereafter, in each case on the last day of the relevant Calculation Period, on a Pro Forma Basis as if the respective Permitted Acquisition (as well as all other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period; (vi) the Maximum Permitted Consideration payable in connection with the proposed Permitted Acquisition does not exceed $50,000,000 (vii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Permitted Acquisition (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; (viii) the US Borrower provides to the Administrative Agent and the Lenders, as soon as available but not later than five Business Days after the execution thereof, a copy of any executed purchase agreement or similar agreement with respect to such Permitted Acquisition; (ix) after giving effect to such Permitted Acquisition and the payment of all post-closing purchase price adjustments required (in the good faith determination of the US Borrower) in connection with such Permitted Acquisition (and all other Permitted Acquisitions for which such purchase price adjustments may be required to be made) and all capital expenditures (and the financing thereof) reasonably anticipated by the US Borrower to be made in the business acquired pursuant to such Permitted Acquisition within the 90-day period (such period for any Permitted Acquisition, a "POST-CLOSING PERIOD") following such Permitted Acquisition (and in the businesses acquired pursuant to all other Permitted Acquisitions with Post-Closing Periods ended during the Post-Closing Period of such Permitted Acquisition), the Total Unutilized Revolving Loan

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Commitment shall equal or exceed, and shall be reasonably expected (based on calculations made by the US Borrower) at all times during the twelve-month period following the date of such Permitted Acquisition to equal or exceed, $20,000,000; and (x) the US Borrower shall have delivered to the Administrative Agent an officer's certificate executed by an Authorized Officer of the US Borrower, certifying, to the best of such officer's knowledge, compliance with the requirements of preceding clauses (i) through (ix), inclusive, and containing the calculations required by the preceding clauses (iii), (iv), (v),
(vi) and (ix); PROVIDED, HOWEVER, that so long as (A) the Maximum Permitted Consideration payable in connection with the proposed Permitted Acquisition does not exceed $7,500,000 and (B) the Maximum Permitted Consideration paid in connection with the proposed Permitted Acquisition, when combined with the Maximum Permitted Consideration paid in connection with all other Permitted Acquisitions consummated in the same fiscal quarter as such proposed Permitted Acquisition, does not exceed $15,000,000, the US Borrower shall not be required to comply with clauses (ii) and (viii) above in connection with such Permitted Acquisition and the officer's certificate otherwise required to be delivered pursuant to clause (x) above shall instead be delivered to the Administrative Agent within 45 days following the end of the fiscal quarter in which such Permitted Acquisition is consummated.

          (b) At the time of each Permitted Acquisition involving the creation or acquisition of a Subsidiary, or the acquisition of capital stock or other equity interests of any Person, the capital stock or other equity interests thereof created or acquired in connection with such Permitted Acquisition shall be pledged for the benefit of the Secured Parties pursuant to the US Collateral and Guaranty Agreement or appropriate Foreign Pledge Agreement in accordance with the requirements of Section 7.15.

          (c) Holdings and each Borrower shall, and shall cause each Subsidiary that is formed to effect a Permitted Acquisition or that is acquired pursuant to a Permitted Acquisition to, comply with, and execute and deliver all of the documentation required by, Sections 6.11 and 7.15, to the reasonable satisfaction of the Administrative Agent.

          (d) The consummation of each Permitted Acquisition shall be deemed to be a representation and warranty by Holdings and each Borrower that the certifications by the US Borrower (or by one or more of its Authorized Officers) pursuant to Section 6.14(a) are true and correct and that all conditions thereto have been satisfied and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Articles IV and VIII.

               SECTION 6.15. PERFORMANCE OF OBLIGATIONS. Holdings will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, deed of trust, indenture, loan agreement or credit agreement and each other material agreement, contract or instrument by which it is bound, except such non-performance as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               SECTION 6.16. MAINTENANCE OF COMPANY SEPARATENESS. Holdings will, and will cause each of its Subsidiaries and Unrestricted Subsidiaries to, satisfy customary Company formalities, including, as applicable, the holding of regular board of directors' and

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shareholders' meetings or action by directors or shareholders without a meeting and the maintenance of Company offices and records. Neither Holdings nor any of its Subsidiaries shall make any payment to a creditor of any Unrestricted Subsidiary in respect of any liability of any Unrestricted Subsidiary, or enter into any Synthetic Purchase Agreement in respect of any liability of any Unrestricted Subsidiary, and no bank account of any Unrestricted Subsidiary shall be commingled with any bank account of Holdings or any of its Subsidiaries. Any financial statements distributed to any creditors of any Unrestricted Subsidiary shall clearly establish or indicate the Company separateness of such Unrestricted Subsidiary from Holdings and its Subsidiaries. Finally, neither Holdings nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, that is likely to result in the Company existence of Holdings or any of its Subsidiaries or Unrestricted Subsidiaries being ignored, or in the assets and liabilities of Holdings or any of its Subsidiaries being substantively consolidated with those of any other such Person or any Unrestricted Subsidiary in a bankruptcy, reorganization or other insolvency proceeding.

               SECTION 6.17. CONTRIBUTIONS. (a) Holdings will, upon its receipt thereof, contribute as an equity contribution to the capital of the US Borrower, any cash proceeds received by Holdings (i) from any asset sale, any incurrence of Indebtedness, any Recovery Event, any sale or issuance of its equity, any cash capital contributions or any tax refunds and (ii) in respect of any indemnification right of Holdings or any of its Subsidiaries under any Document (except to the extent the US Collateral Assignment requires such proceeds to be otherwise applied).

          (b) The Borrowers will use the proceeds of all equity contributions received by the US Borrower from Holdings as provided in the relevant clause of
Section 2.12 to the extent required to be so applied.

               SECTION 6.18. INTEREST RATE PROTECTION. No later than 180 days following the Initial Borrowing Date, the Borrowers will enter into (and for a period of at least three years thereafter maintain) one or more Interest Rate Protection Agreements reasonably satisfactory to the Agents so that, after giving effect to such Interest Rate Protection Agreements, the US Borrower shall be protected from upward fluctuations in interest rates with respect to at least 50% of the aggregate principal amount of all Term Loans and Senior Subordinated Notes combined then outstanding.

               SECTION 6.19. SELLER NOTE AND DISCOUNT NOTES. Holdings will pay all interest on the Seller Note and any Discount Notes solely through accretion of additional principal or the issuance of additional Seller Notes or Discount Notes, as applicable, rather than in cash.

                                   Article VII

                               NEGATIVE COVENANTS

     Each of Holdings and each Borrower hereby covenants and agrees that as of the Effective Date and thereafter for so long as this Agreement is in effect and until the Total Commitment has terminated, no Letters of Credit or Notes are outstanding and the Loans, LC Disbursements and all amounts due in respect of B/As, together with interest, fees and all other

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Obligations (other than any indemnities described in Section 10.12 that are not then due and payable) incurred hereunder, are paid in full:

               SECTION 7.01. BUSINESS. (a) Holdings will not, and will not permit any of its Subsidiaries to, engage directly or indirectly in any business other than a Permitted Business.

          (b) Holdings will not permit any Unrestricted Subsidiary to engage (directly or indirectly) in any business other than a Permitted Business.

          (c) Notwithstanding the foregoing or anything else in this Agreement to the contrary, Holdings will not engage in any business or own any significant assets or have any material liabilities other than (i) its ownership of the equity interests in the US Borrower and (ii) those liabilities that it is responsible for under this Agreement and the other Documents to which it is a party; provided that Holdings may engage in those activities that are incidental to (A) the maintenance of its existence in compliance with applicable law, (B) legal, tax and accounting matters in connection with any of the foregoing activities and (C) transactions expressly permitted under Section 7.12(b).

               SECTION 7.02. CONSOLIDATION; MERGER; SALE OR PURCHASE OF ASSETS; ETC. Holdings will not, nor will Holdings permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger, amalgamation or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets (other than inventory in the ordinary course of business), or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials, general intangibles, equipment, goods and services in the ordinary course of business) of any Person or agree to do any of the foregoing at any future time, except that the following shall be permitted:

          (a) the US Borrower and its Subsidiaries may, as lessee, enter into operating leases in the ordinary course of business with respect to real, personal, movable or immovable property;

          (b) Capital Expenditures by the US Borrower and its Subsidiaries to the extent not in violation of Section 7.11;

          (c) Investments permitted pursuant to Section 7.05 and the disposition or liquidation of Cash Equivalents in the ordinary course of business;

          (d) the US Borrower and any of its Subsidiaries may sell or otherwise dispose of assets (excluding capital stock of, or other equity interests in, Subsidiaries, Joint Ventures and Unrestricted Subsidiaries) that, in the reasonable opinion of such Person, are obsolete, uneconomic or no longer useful or desirable in the conduct of such Person's business; PROVIDED that, except with respect to asset dispositions or transfers arising out of, or in connection with, the events described in clauses (a) and (b) of the definition of Recovery Event, (i) each such sale or disposition shall be for an amount at least equal to the fair market value thereof (as determined in good faith by senior management of Holdings), (ii) to the extent any such sale or disposition (or any series of related sales or

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dispositions) generates Net Sale Proceeds (or involves assets the fair market value of which (as determined in good faith by senior management of Holdings)
is) equal to or greater than $3,000,000, such sale or disposition (or series of related sales or dispositions) results in consideration at least 75% of which (taking into account the amount of cash, the principal amount of any promissory notes and the fair market value, as determined by Holdings in good faith, of any other consideration) shall be in the form of cash, PROVIDED, HOWEVER, that, notwithstanding the foregoing, up to $10,000,000 of such consideration in the aggregate in any fiscal year of the US Borrower may be in the form of (A) assets to be owned by the US Borrower or any of its Wholly-Owned Subsidiaries and used in connection with a Permitted Business and/or (B) 100% of the capital stock of any entity that owns assets used in a Permitted Business, which entity shall, as a result of such acquisition, become a Wholly-Owned Subsidiary of the US Borrower (and, if the Person that sold such assets was (1) a US Credit Party, such Wholly-Owned Subsidiary shall become a US Credit Party or (2) a Foreign Credit Party, such Wholly-Owned Subsidiary shall become a Foreign Credit Party), and PROVIDED that the acquisition of such assets by the purchaser subject to a Capitalized Lease Obligation or other purchase money obligation shall be deemed to be cash consideration in an amount equal to the aggregate amount of such Capitalized Lease Obligations or other purchase money obligations assumed,
(iii) the aggregate Net Sale Proceeds (including for this purpose the fair market value of all non-cash proceeds received as a result of an Asset Sale) from all assets sold or otherwise disposed of pursuant to this clause (d), when added to the aggregate amount of all Capitalized Lease Obligations and all other purchase money obligations assigned and/or assumed in connection with all assets sold or otherwise disposed of pursuant to this clause (d), shall not exceed $15,000,000 in the aggregate in any fiscal year of the US Borrower, and (iv) in the case of any sale or disposition of an asset constituting an Asset Sale, the Net Sale Proceeds therefrom are either applied to repay Term Loans and/or reduce the Total Revolving Loan Commitment as provided in Section 2.12(c) or reinvested in replacement assets or retained to the extent permitted by Section 2.12(c);

          (e) any Subsidiary of the US Borrower may convey, lease, license, sell or otherwise transfer all or any part of its business, properties and assets to the US Borrower or to any Subsidiary Guarantor that is a Wholly-Owned Domestic Subsidiary, so long as any security interests granted to the Collateral Agent for the benefit of the Secured Parties pursuant to the applicable Security Documents in the assets so transferred shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such transfer) and all actions required to maintain said perfected status have been taken;

          (f) any Foreign Subsidiary of the US Borrower may convey, lease, license, sell or otherwise transfer all or any part of its business, properties and assets to a Wholly-Owned Foreign Subsidiary of the US Borrower, so long as
(i) any security interests granted to the Collateral Agent for the benefit of the Secured Parties pursuant to the applicable Security Documents in the assets so transferred shall remain in full force and perfected (to at least the same extent as in effect immediately prior to such transfer) and all actions required to maintain said perfected status have been taken and (ii) the aggregate fair market value (as determined in good faith by Holdings) of all such assets so transferred to Wholly-Owned Foreign Subsidiaries that are not Foreign Credit Parties shall not exceed $7,500,000;

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          (g) any Subsidiary of the US Borrower may merge with and into, or be dissolved or liquidated into, the US Borrower or any Subsidiary Guarantor that is a Wholly-Owned Domestic Subsidiary, so long as (i) the US Borrower or such Subsidiary Guarantor is the surviving corporation of any such merger, dissolution or liquidation and (ii) any security interests granted to the Collateral Agent for the benefit of the Secured Parties pursuant to the applicable Security Documents in the assets and capital stock of such Subsidiary shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, dissolution or liquidation) and all actions required to maintain said perfected status have been taken;

          (h) any Foreign Subsidiary of the US Borrower may merge with and into, or be dissolved or liquidated into, the Canadian Borrower, the UK Borrower or any other Wholly-Owned Foreign Subsidiary of the US Borrower (provided that the Canadian Borrower shall not merge with and into, or be dissolved or liquidated into, the UK Borrower and the UK Borrower shall not merge with and into, or be dissolved or liquidated into, the Canadian Borrower), so long as (i)(A) in the case of any such merger, dissolution or liquidation involving the Canadian Borrower, the Canadian Borrower is the surviving corporation thereof and (B) in the case of any such merger, dissolution or liquidation involving the UK Borrower, the UK Borrower is the surviving corporation thereof, (ii) in the case of any such merger, dissolution or liquidation involving a Foreign Credit Party, such Foreign Credit Party is the surviving corporation thereof, (iii) in all other cases, such Wholly-Owned Foreign Subsidiary is the surviving corporation of any such merger, dissolution or liquidation, and (iv) any security interests granted to the Collateral Agent for the benefit of the Secured Parties pursuant to the applicable Security Documents in the assets and capital stock of such Foreign Subsidiary shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, dissolution or liquidation) and all actions required to maintain said perfected status have been taken;

          (i) the US Borrower and its Wholly-Owned Subsidiaries shall be permitted to make Permitted Acquisitions, so long as such Permitted Acquisitions are effected in accordance with the requirements of Section 6.14;

          (j) the Merger shall be permitted to the extent consummated in accordance with the relevant requirements of Section 3.08;

          (k) the US Borrower and its Subsidiaries may, in the ordinary course of business, license, as licensor or licensee, patents, trademarks, copyrights and know-how to or from third Persons or one another, so long as any such license by the US Borrower or any such Subsidiary in its capacity as licensor is permitted to be assigned pursuant to the relevant Security Agreement (to the extent that a security interest in such patents, trademarks, copyrights and know-how is granted thereunder) and does not otherwise prohibit the granting of a Lien by the US Borrower or any such Subsidiary pursuant to such Security Agreement in the intellectual property covered by such license;

          (l) the US Borrower and its Domestic Subsidiaries may transfer assets (other than cash) to Wholly-Owned Foreign Subsidiaries, so long as (i) no Default or Event of

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Default exists at the time of the respective transfer and (ii) the aggregate fair market value of all such assets so transferred (determined in good faith by senior management of Holdings) to all such Wholly-Owned Foreign Subsidiaries does not exceed $15,000,000;

          (m) the US Borrower and any of its Subsidiaries may sell or otherwise dispose of the capital stock of, or other equity interests in, any of their respective Subsidiaries (other than the Canadian Borrower or the UK Borrower, the equity interests of which may not be sold or otherwise disposed of pursuant to this subsection (m)), Joint Ventures and Unrestricted Subsidiaries; provided that (i) in the case of a sale or other disposition of the capital stock or other equity interests of any Wholly-Owned Subsidiary of the US Borrower, 100% of the capital stock or other equity interests of such Subsidiary shall be so sold or disposed of, (ii) each such sale or disposition shall be for an amount at least equal to the fair market value thereof (as determined in good faith by senior management of Holdings), (iii) each such sale results in consideration at least 75% of which (taking into account the amount of cash, the principal amount of any promissory notes and the fair market value, as determined by Holdings in good faith, of any other consideration) shall be in the form of cash, (iv) the aggregate Net Sale Proceeds of all assets sold or otherwise disposed of pursuant to this clause (m) shall not exceed $30,000,000 in the aggregate and (v) the Net Sale Proceeds therefrom are applied to repay Term Loans and/or reduce the Total Revolving Loan Commitment as provided in Section 2.12(c) and/or reinvested in replacement assets or retained to the extent permitted by Section 2.12(c);

          (n) the US Borrower and any of its Subsidiaries may enter into agreements to (i) sell excess capacity at one or more of its facilities or (ii) lease or sublease real property in the ordinary course of business to the extent such property is not used or useful in the business of the US Borrower or its Subsidiaries; PROVIDED that any such agreements do not interfere in any material respect with the operations of the US Borrower or any of its Subsidiaries or otherwise leave the US Borrower or any of its Subsidiaries with insufficient capacity to meet its own ongoing (and reasonably anticipated) requirements;

          (o) the US Borrower or any of its Subsidiaries may effect Permitted Sale-Leaseback Transactions in accordance with the definition thereof; PROVIDED that (i) the aggregate amount of all proceeds received by the US Borrower and its Subsidiaries from all Permitted Sale-Leaseback Transactions consummated on and after the Effective Date shall not exceed $25,000,000 and (ii) the Net Sale Proceeds from all such Permitted Sale-Leaseback Transactions are applied to repay Term Loans as provided in Section 2.12(c) and/or reinvested in replacement assets or retained to the extent permitted by Section 2.12(c); and

          (p) the US Borrower and any of its Subsidiaries may enter into agreements to effect acquisitions and dispositions of stock or assets, so long as the respective transaction is permitted pursuant to the provisions of this
Section 7.02; PROVIDED that the US Borrower and any of its Subsidiaries may enter into agreements to effect acquisitions and dispositions of capital stock or assets in transactions not permitted by the provisions of this Section 7.02 at the time the respective agreement is entered into, so long as in the case of each such agreement, such agreement shall be expressly conditioned upon

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obtaining the requisite consent of the Required Lenders under this Agreement or the repayment of all Obligations hereunder as a condition precedent to the consummation of the respective transaction and, if for any reason the transaction is not consummated because of a failure to obtain such consent, the aggregate liability of Holdings and any of its Subsidiaries under any such agreement shall not exceed $7,500,000.

               To the extent the Required Lenders waive the provisions of this
Section 7.02 with respect to the sale or other disposition of any Collateral, or any Collateral is sold or otherwise disposed of as permitted by this Section 7.02, such Collateral (unless transferred to the US Borrower or a Subsidiary thereof) shall (except as otherwise provided above) be sold or otherwise disposed of free and clear of the Liens created by the Security Documents and the Administrative Agent shall take such actions (including, without limitation, directing the Collateral Agent to take such actions) as are appropriate in connection therewith.

                    Section 7.03. LIENS. Holdings will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible, movable or immovable) of Holdings or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to Holdings or any of its Subsidiaries) or assign any right to receive income, except for the following (collectively, the "Permitted Liens"):

               (a) inchoate Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established (i) in the case of Domestic Subsidiaries of Holdings, in accordance with GAAP and (ii) in the case of Foreign Subsidiaries of Holdings, in accordance with generally accepted accounting principles in effect from time to time in the respective jurisdiction of such Foreign Subsidiary;

               (b) Liens in respect of property or assets of the US Borrower or any of its Subsidiaries imposed by law that were incurred in the ordinary course of business and that have not arisen to secure Indebtedness for borrowed money, such as carriers', materialmen's, warehousemen's and mechanics' Liens, statutory and common law landlord's Liens, and other similar Liens arising in the ordinary course of business, and that either (i) do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of Holdings or any of its Subsidiaries or (ii) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to such Lien;

               (c) Liens created by or pursuant to this Agreement and the Security Documents;

               (d) Liens in existence on the Initial Borrowing Date that are listed, and the property subject thereto described, in Schedule X, without giving effect to any extensions or renewals thereof;

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     (e) Liens arising from judgments, decrees, awards or attachments in circumstances not constituting an Event of Default under Section 8.09; provided that the aggregate amount of cash and property (determined on a fair market value basis) of Holdings and its Subsidiaries deposited or delivered to secure the respective judgment or decree or subject to attachment shall not exceed $7,500,000 at any time;

     (f) Liens (other than any Lien imposed by ERISA) (i) incurred or deposits made in the ordinary course of business of the US Borrower and any of its Subsidiaries in connection with workers' compensation, unemployment insurance and other types of social security, (ii) to secure the performance by the US Borrower and any of its Subsidiaries of tenders, statutory obligations (other than excise taxes), surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) to the extent incurred in the ordinary course of business or (iii) to secure the performance by the US Borrower and any of its Subsidiaries of any lease of Real Property, to the extent incurred or made in the ordinary course of business consistent with past practices and to the extent such Liens (A) consist of deposits or (B) do not apply to any assets other than assets located at the Real Property subject to such lease; provided that the aggregate amount of deposits at any time pursuant to subclauses (ii) and (iii) above shall not exceed $20,000,000 in the aggregate;

     (g) (i) licenses, sublicenses, leases or subleases granted to third Persons in the ordinary course of business not interfering in any material respect with the business of Holdings or any of its Subsidiaries and (ii) any interest or title of a licensor, lessor or sublessor under any lease permitted by this Agreement;

     (h) easements, rights-of-way, restrictions, minor defects or irregularities in title, encroachments and other similar charges or encumbrances, in each case not securing Indebtedness and not interfering in any material respect with the ordinary conduct of the business of the US Borrower and of its Subsidiaries taken as a whole;

     (i) Liens arising from precautionary UCC financing statements regarding operating leases;

     (j) Liens created pursuant to Capital Leases permitted pursuant to Section 7.04(d); provided that (i) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation (and other Indebtedness permitted by Section 7.04(d) and incurred from the same Person as such Indebtedness) and (ii) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any asset of Holdings or any other asset of the US Borrower or any of its Subsidiaries (other than other assets subject to Capitalized Lease Obligations and/or other Indebtedness incurred pursuant to Section 7.04(d), in each case owing to the same Person as such Capitalized Lease Obligation);

     (k) Permitted Encumbrances;

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          (l) Liens arising pursuant to purchase money mortgages or security interests securing Indebtedness representing the purchase price (or financing of the purchase price within 90 days after the respective purchase) of assets acquired after the Initial Borrowing Date; provided that (i) any such Liens attach only to the assets so purchased, upgrades thereon and, if the asset so purchased is an upgrade, the original asset itself (and such other assets financed by the same financing source), (ii) the Indebtedness (other than Indebtedness incurred from the same financing source to purchase other assets and excluding Indebtedness representing obligations to pay installation and delivery charges for the property so purchased) secured by any such Lien does not exceed 100%, nor is less than 80%, of the lesser of the fair market value or the purchase price of the property being purchased at the time of the incurrence of such Indebtedness and (iii) the Indebtedness secured thereby is permitted to be incurred pursuant to Section 7.04(d);

          (m) Liens on property or assets acquired pursuant to a Permitted Acquisition, or on property or assets of a Subsidiary of the US Borrower in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition; provided that (i) any Indebtedness that is secured by such Liens is permitted to exist under Section 7.04(d), and (ii) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition and do not attach to any asset of Holdings or any other asset of the US Borrower or any of its Subsidiaries;

          (n) Liens arising out of any consignment or similar arrangements for the sale of goods entered into by the US Borrower or any of its Subsidiaries in the ordinary course of business to the extent such Liens do not attach to any assets other than the goods subject to such consignment or similar arrangements;

          (o) Liens securing insurance premium financing arrangements; provided that such Liens are limited to the applicable insurance contracts;

          (p) Liens (i) incurred in the ordinary course of business in connection with the purchase or shipping of goods or assets (or the related assets and proceeds thereof), which Liens are in favor of the seller or shipper of such goods or assets and only attach to such goods or assets, and (ii) in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; and

          (q) additional Liens incurred by the US Borrower and any of its Subsidiaries, so long as the value of the property subject to such Liens, and the Indebtedness and other obligations secured thereby, do not exceed $7,500,000.

               SECTION 7.04. INDEBTEDNESS. Holdings will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

          (a) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

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               (b) Retained Existing Indebtedness outstanding on the Initial
          Borrowing Date and listed on Schedule IV (as reduced by any repayments thereof before, on or after the Initial Borrowing Date), without giving effect to any subsequent extension, renewal or refinancing thereof;

               (c) Indebtedness under (i) Interest Rate Protection Agreements entered into to protect any Borrower against fluctuations in interest rates in respect of Indebtedness otherwise permitted to be incurred by such Borrower under this Agreement or (ii) Other Hedging Agreements so long as management of such Person has determined that the entering into of any such Other Hedging Agreement is a bona fide hedging activity (and is not for speculative purposes) and is in the ordinary course of business and consistent with its past practices;

               (d) (i) Indebtedness of a Subsidiary acquired pursuant to a Permitted Acquisition (or Indebtedness assumed by the US Borrower or any of its Wholly-Owned Subsidiaries pursuant to a Permitted Acquisition as a result of a merger or consolidation or the acquisition of an asset securing such Indebtedness) (the "Permitted Acquired Debt"), so long as (A) such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such Permitted Acquisition and (B) such Indebtedness does not constitute debt for borrowed money (except to the extent such Indebtedness cannot be repaid in accordance with its terms at the time of its assumption pursuant to such Permitted Acquisition (without the payment of a penalty or premium) and the aggregate principal amount of all such Indebtedness for borrowed money permitted pursuant to this parenthetical does not exceed $30,000,000), it being understood and agreed that Capitalized Lease Obligations and purchase money Indebtedness shall not constitute debt for borrowed money for purposes of this clause (B) and (ii) Capitalized Lease Obligations and Indebtedness of the US Borrower and any of its Subsidiaries representing purchase money Indebtedness secured by Liens permitted pursuant to Section 7.03(1); provided that the sum of (1) the aggregate principal amount of all Permitted Acquired Debt at any time outstanding plus (2) the aggregate amount of Capitalized Lease Obligations incurred on and after the Initial Borrowing Date and outstanding at any time (including Indebtedness evidenced by Capitalized Lease Obligations arising from Permitted Sale-Leaseback Transactions) plus (3) the aggregate principal amount of all such purchase money Indebtedness incurred on and after the Initial Borrowing Date and outstanding at any time, shall not exceed $40,000,000;

               (e) Indebtedness constituting Intercompany Loans to the extent permitted by Section 7.05(f);

               (f) Permitted Subordinated Refinancing Indebtedness, so long as no Default or Event of Default is in existence at the time of any incurrence thereof and immediately after giving effect thereto; PROVIDED that no Subsidiary of Holdings shall Guaranty any Permitted Subordinated Refinancing Indebtedness unless such Guaranty is subordinated to the Guaranty pursuant to the US Collateral and Guaranty Agreement on terms no less favorable to the Lenders than the subordination provisions of the Permitted Subordinated Refinancing Indebtedness;

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               (g) unsecured Indebtedness of the US Borrower and any other US
          Credit Party that is a Subsidiary Guarantor incurred under the Senior Subordinated Notes and the other Senior Subordinated Note Documents issued for cash in an aggregate principal amount not to exceed $250,000,000; provided that no Subsidiary of Holdings shall Guaranty any Indebtedness or other Obligations under the Senior Subordinated Notes unless such Guaranty is subordinated to the Guaranty pursuant to the US Collateral and Guaranty Agreement on terms no less favorable to the Lenders than the subordination provisions of the Senior Subordinated Notes;

               (h) on and after the date on which any shares of Initial Preferred Stock are exchanged for Discount Notes in accordance with the terms thereof and hereof, unsecured Indebtedness of Holdings under such Discount Notes in an aggregate principal amount not to exceed the aggregate liquidation preference of the shares of Initial Preferred Stock exchanged for such Discount Notes plus the aggregate principal amount of any additional Discount Notes issued in respect of regularly scheduled interest payments thereon in accordance with the terms thereof and hereof and LESS the amount of any repayments of principal thereof after the Initial Borrowing Date;

               (i) unsecured Indebtedness of Holdings incurred under the Seller
          Note in an aggregate principal amount not to exceed $11,340,000 plus the aggregate amount of any accrued and unpaid interest on the Seller Note that is capitalized in accordance with the terms thereof and hereof and less the amount of any repayments of principal thereof after the issuance thereof;

               (j) Indebtedness of the US Borrower or any of its Subsidiaries that may be deemed to exist in connection with agreements providing for indemnification, purchase price adjustments, earn-outs and similar obligations in connection with acquisitions or sales of assets and/or businesses effected in accordance with the requirements of this Agreement (so long as any such obligations are those of the Person making the respective acquisition or sale and are not guaranteed by any other Person);

               (k) Contingent Obligations of (i) the US Borrower or any of its Subsidiaries as a guarantor of the lessee or contracting party, as the case may be, under any lease or other contract pursuant to which the US Borrower or any of its Wholly-Owned Subsidiaries is the lessee or contracting party so long as such lease or other contract is otherwise permitted hereunder, (ii) the US Borrower or any of its Subsidiaries as a guarantor of any Capitalized Lease Obligation to which a Joint Venture is a party or any contract entered into by such Joint Venture in the ordinary course of business, provided that the maximum liability of the US Borrower or any such Subsidiary in respect of any obligations as described pursuant to this clause (ii) is permitted as an Investment on such date pursuant to the requirements of Section 7.05(l), and (iii) the US Borrower or any of its Subsidiaries that may be deemed to exist pursuant to acquisition agreements entered into in connection with Permitted Acquisitions, including any obligation to pay the purchase price therefor and any indemnification, purchase price adjustment and similar obligations;

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

          (l) Indebtedness with respect to performance bonds, surety bonds, appeal bonds or customs bonds required in the ordinary course of business or in connection with the enforcement of rights or claims of the US Borrower or any of its Subsidiaries or in connection with judgments that do not result in a Default or an Event of Default;

          (m) unsecured Indebtedness of Holdings under the Holdings Shareholder Subordinated Notes issued after the Initial Borrowing Date in connection with a redemption or repurchase of Holdings Common Stock pursuant to
     Section 7.06(b);

          (n) Indebtedness of the US Borrower or any of its Subsidiaries consisting of (i) the financing of insurance premiums in the ordinary course of business or (ii) take-or-pay obligations contained in supply arrangements entered into in the ordinary course of business and on a basis consistent with past practice; and

          (o) (i) Permitted Subordinated Indebtedness incurred in accordance with the requirements of the definition thereof and (ii) additional unsecured Indebtedness of the US Borrower and any of its Subsidiaries not otherwise permitted pursuant to this Section 7.04, so long as the aggregate principal amount of all Indebtedness permitted by this clause (o), when added to the aggregate liquidation preference for all Disqualified Preferred Stock issued after the Initial Borrowing Date pursuant to Section 7.13(c), does not exceed $50,000,000 at any time outstanding.

          (p) unsecured Indebtedness of the US Borrower and any other US Credit Party that is a Subsidiary Guarantor incurred under any Additional Senior Subordinated Notes and any Additional Senior Subordinated Note Documents in an aggregate principal amount not to exceed $100,000,000 (plus the aggregate principal amount of any Additional Senior Subordinated Notes issued as part of the Permitted Transactions); PROVIDED that on the date on which Holdings or any of its Subsidiaries receives any Net Cash Proceeds from the issuance of any such Additional Senior Subordinated Notes, an amount equal to the amount of such Net Cash Proceeds shall be applied as a mandatory prepayment of Term Loans in accordance with the requirements of
     Section 2.12(i); PROVIDED FURTHER that, notwithstanding any other provision of this Agreement to the contrary, any Net Cash Proceeds in excess of $74,437,500 received from the issuance of Additional Senior Subordinated Notes issued as part of the Permitted Transactions shall not be applied as set forth in the immediately preceding proviso; PROVIDED FURTHER that no Subsidiary of Holdings shall Guaranty any Indebtedness or other Obligations under the Additional Senior Subordinated Notes unless such Guaranty is subordinated to the Guaranty pursuant to the US Collateral and Guaranty Agreement on terms no less favorable to the Lenders than the subordination provisions of the Additional Senior Subordinated Notes;

               SECTION 7.05. ADVANCES; INVESTMENTS; LOANS. Holdings will not, and will not permit any of its Subsidiaries to, lend money or extend credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or guarantee any Indebtedness or other obligations of, or make any capital contribution to, any Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale

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

of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents (any of the foregoing, an "Investment"), except:

               (a) the US Borrower and any of its Subsidiaries may invest in cash and Cash Equivalents;

               (b) the US Borrower and any of its Subsidiaries may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms (including the dating of receivables) of the US Borrower or such Subsidiary;

               (c) the US Borrower and any of its Subsidiaries may acquire and own investments (including debt obligations and equity securities) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

               (d) Interest Rate Protection Agreements and Other Hedging Agreements entered into in compliance with Section 7.04(c) shall be permitted;

               (e) advances, loans and investments in existence on the Initial Borrowing Date and listed on Schedule XI shall be permitted, without giving effect to any additions thereto or replacements thereof, it being understood that any additional Investments made with respect to such existing Investments shall be permitted only if independently permitted under the other provisions of this Section 7.05;

               (f) the US Borrower and any of its Wholly-Owned Subsidiaries may make intercompany loans and advances between and among one another (collectively, "INTERCOMPANY LOANS"); PROVIDED that (i) at no time shall the aggregate outstanding principal amount of all Intercompany Loans made pursuant to this clause (f) by Credit Parties to Wholly-Owned Subsidiaries that are not Credit Parties, when added to the aggregate amount of contributions, capitalizations and forgiveness theretofore made pursuant to Section 7.05(p) in respect of Wholly-Owned Foreign Subsidiaries that are not Credit Parties, exceed $25,000,000 (determined without regard to any write-downs or write-offs of such loans and advances), (ii) (A) the Canadian Intercompany Loan and the UK Intercompany Loan shall each be evidenced by an Intercompany Note (the "CANADIAN INTERCOMPANY NOTE" and "UK INTERCOMPANY NOTE", respectively) (which shall be pledged to the Collateral Agent pursuant to the US Collateral and Guaranty Agreement) and (B) the obligations of the Canadian Borrower under the Canadian Intercompany Loan shall be Foreign Obligations guaranteed under the Foreign Guaranty and the obligations of the UK Borrower under the UK Intercompany Loan shall be Foreign Obligations guaranteed under the Foreign Guaranty, (iii) if any such Intercompany Loan (other than the Canadian Intercompany Loan and the UK Intercompany Loan) made by a Credit Party is evidenced by a promissory note or other instrument, such promissory note or other instrument shall be an Intercompany Note and such Intercompany Note shall be pledged to the Collateral Agent to the extent required pursuant to the US Collateral and Guaranty Agreement or the applicable Foreign Pledge Agreement and (iv) each Intercompany Loan made either (A) to the US Borrower or (B) by a Wholly-Owned Foreign Subsidiary to a US Credit

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

          Party or by a Non-Credit Party to a Credit Party shall include (or, if not evidenced by an Intercompany Note, the books and records of the respective parties shall note that such Intercompany Loan is subject
          to) the subordination provisions attached as an Annex to the form of Intercompany Note;

          (g) loans and advances by the US Borrower and any of its Subsidiaries to employees of Holdings and any of its Subsidiaries in the ordinary course of business and for bona fide business purposes (including travel and entertainment expenses) shall be permitted, so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $5,000,000;

          (h) Holdings may acquire and hold obligations of one or more officers or other employees of Holdings or any of its Subsidiaries in connection with such officers' or employees' acquisition of shares of Holdings Common Stock, so long as no cash is actually advanced by Holdings or any of its Subsidiaries to such officers or employees in connection with the acquisition of any such obligations;

          (i) the Merger Transactions shall be permitted to be consummated in accordance with the requirements of Section 3.08;

          (j) the US Borrower and any of its Wholly-Owned Subsidiaries may make Permitted Acquisitions in accordance with the relevant requirements of
     Section 6.14;

          (k) Holdings and its Subsidiaries may own the capital stock of their respective Subsidiaries created or acquired in accordance with the terms of this Agreement (so long as all amounts invested in such Subsidiaries are independently permitted under another provision of this Section 7.05);

          (l) so long as no Default or Event of Default exists or would exist immediately after giving effect to the respective Investment, the US Borrower and any of its Wholly-Owned Subsidiaries shall be permitted to make Investments in any Joint Venture or any Unrestricted Subsidiary on any date in an amount not to exceed the Available Basket Amount on such date (after giving effect to all prior and contemporaneous adjustments thereto, except as a result of such Investment), it being understood and agreed that to the extent any Credit Party (after the respective Investment has been made) receives a cash return from the respective Joint Venture or Unrestricted Subsidiary of amounts previously invested pursuant to this clause (1), which cash return may be made by way of repayment of principal in the case of loans and cash equity returns (whether as a distribution, dividend or redemption) in the case of equity investments, or a return in the form of an asset distribution from the respective Joint Venture or Unrestricted Subsidiary of any asset previously contributed pursuant to this clause (1) (excluding the amounts of all Dividends paid by Unrestricted Subsidiaries that are referred to in clause (i) of the proviso to Section 7.06(g)), then the amount of such cash return of investment or the fair market value of such distributed asset (as determined in good faith by senior management of Holdings), as the case may be, shall, upon the Administrative Agent's receipt of a certification of the amount of the return of investment from an Authorized Officer of

     Holdings, apply to increase the Available Basket Amount as provided in the definition of Available Basket Amount; PROVIDED that the aggregate amount of increases to the Available Basket Amount described above shall not exceed the amount of returned investment and, in no event, shall the amount of the increases made to the Available Basket Amount in respect of any Investment exceed the amount previously invested pursuant to this clause
     (1);

          (m) the US Borrower and any of its Subsidiaries may receive and hold promissory notes and other non-cash consideration received in connection with any asset sale permitted by Section 7.02(d) and (m);

          (n) the US Borrower and any of its Subsidiaries may convey, lease, license, sell or otherwise transfer or acquire assets and properties to the extent permitted by Section 7.02(e), (f), (g), (h) and (1);

          (o) the US Borrower and any of its Subsidiaries may make advances in the form of a prepayment of expenses, so long as such expenses were incurred in the ordinary course of business and are being paid in accordance with customary trade terms of the US Borrower or such Subsidiary;

          (p) the US Borrower and its Wholly-Owned Subsidiaries may make cash capital contributions to their respective Wholly-Owned Subsidiaries, and may capitalize or forgive any Indebtedness owed to them by a Wholly-Owned Foreign Subsidiary and outstanding under clause (f) of this Section 7.05; PROVIDED that the aggregate amount of such contributions, capitalizations and forgiveness on and after the Effective Date made to Wholly-Owned Foreign Subsidiaries that are not Credit Parties, when added to the aggregate outstanding principal amount of Intercompany Loans made to Wholly-Owned Foreign Subsidiaries that are not Credit Parties under such clause (f) (determined without regard to any write-downs or write-offs thereof) shall not exceed an amount equal to $25,000,000;

          (q) in addition to Investments permitted by clauses (a) through (p) of this Section 7.05, the US Borrower and any of its Subsidiaries may make additional loans, advances and other Investments to or in a Person in an aggregate amount for all loans, advances and other Investments made pursuant to this clause (q) (determined without regard to any write-downs or write-offs thereof), net of cash repayments of principal in the case of loans, sale proceeds in the case of Investments in the form of debt instruments and cash equity returns (whether as a distribution, dividend, redemption or sale) in the case of equity investments, not to exceed $35,000,000 at any time outstanding; and

          (r) the US Borrower and any of its Subsidiaries may guarantee any Indebtedness or other obligations of another Person to the extent expressly permitted under clauses (a), (f), (g), (k) or (p) of Section 7.04 or clause
     (d) of Section 7.04 to the extent such guaranty exists on the date of the applicable Permitted Acquisition.

              SECTION 7.06. DIVIDENDS, ETC. Holdings will not, and will not permit any of its Subsidiaries to, declare or pay any dividends or return any capital to its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for consideration, any shares of any class of its capital stock, now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares), or set aside any funds for any of the foregoing purposes, and Holdings will not permit any of its Subsidiaries to enter into any Synthetic Purchase Agreement with respect to or purchase or otherwise acquire for consideration any shares of any class of the capital stock of Holdings or any other Subsidiary, as the case may be, now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock), and Holdings will not permit any of the Unrestricted Subsidiaries to enter into any Synthetic Purchase Agreement with respect to, or purchase or otherwise acquire, directly or indirectly, for consideration, any shares of any class of capital stock of Holdings (all of the foregoing, except to the extent paid by such Person to its shareholders with the common stock of such Person, "Dividends"), except that:

         (a) any Subsidiary of the US Borrower may pay Dividends to the US Borrower or any Wholly-Owned Subsidiary of the US Borrower;

         (b) the US Borrower may pay cash Dividends to Holdings to enable Holdings to, and Holdings may, redeem or purchase shares of Holdings Common Stock, Preferred Stock of Holdings or options to purchase Holdings Common Stock or Preferred Stock of Holdings, as the case may be, in either case held by former employees, consultants, officers or directors of Holdings or any of its Subsidiaries following the termination of their employment or resignation from their respective positions (by death, disability or otherwise) issued to any such employees, consultants, officers or directors; PROVIDED that (i) the only consideration paid by Holdings in respect of such redemptions and/or purchases shall be cash, forgiveness of liabilities and/or Holdings Shareholder Subordinated Notes, (ii) the sum of
     (A) the aggregate amount paid by Holdings in cash in respect of all such Dividends, redemptions and/or purchases made pursuant to this Section 7.06(b) PLUS (B) the aggregate amount of liabilities so forgiven PLUS (C) the aggregate amount of all cash principal and interest payments made on HoldingsShareholder Subordinated Notes, in each case after the Initial Borrowing Date, shall not exceed $10,000,000, and (iii) at the time of any cash Dividend, payment or forgiveness of liabilities permitted to be made pursuant to this Section 7.06(b), including any cash payment under a Holdings Shareholder Subordinated Note, no Default or Event of Default shall then exist or result therefrom;

         (c) so long as no Default or Event of Default exists or would result therefrom, the US Borrower may pay cash Dividends to Holdings to enable Holdings to, and Holdings may, pay regularly accruing cash Dividends on Disqualified Preferred Stock issued pursuant to Section 7.13(c), with such Dividends to be paid in accordance with the terms of the respective certificate of designation therefor;

         (d) any Subsidiary of the US Borrower that is not a Wholly-Owned Subsidiary may pay cash Dividends to its shareholders, members or partners generally, so long as the US Borrower or its respective Subsidiary that owns the equity interest or interests in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holdings of equity interests in the Subsidiary paying such Dividends and

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

taking into account the relative preferences, if any, of the various classes of equity interests in such Subsidiary or the terms of any agreements applicable thereto);

     (e)  the Merger Transactions shall be permitted;

     (f) the US Borrower may pay cash Dividends to Holdings so long as the proceeds thereof are promptly used by Holdings to pay operating expenses incurred in the ordinary course of business (including, without limitation, outside directors and professional fees, expenses and indemnities) and other similar corporate overhead costs and expenses; PROVIDED that the aggregate amount of all cash Dividends paid pursuant to this clause (f) shall not exceed $2,000,000 in any fiscal year of the US Borrower;

     (g) the US Borrower may pay cash Dividends to Holdings (and Holdings may pay cash Dividends to any direct or indirect parent company of Holdings that is the taxpayer for the consolidated group of which Holdings and the Domestic Subsidiaries are members) at the times and in the amounts necessary to enable Holdings (and/or such direct or indirect parent company) to pay its tax obligations; PROVIDED that (i) the aggregate amount of cash Dividends paid pursuant to this clause (g) to enable Holdings (and/or such direct or indirect parent company) to pay United States Federal and state income taxes at any time shall not exceed the aggregate amount of such United States Federal and state income taxes equal to the lesser of (A) the aggregate amount of taxes actually owing by Holdings (determined as if Holdings were the ultimate taxpayer for its consolidated group) and (B) the aggregate amount of taxes actually owing by such direct or indirect parent company, in each case at such time for the respective period, (ii) any refunds received by Holdings (and/or such direct or indirect parent company) shall promptly be returned by Holdings (and/or such direct or indirect parent company to Holdings for return) to the US Borrower, (iii) Holdings may pay Dividends only pursuant to this clause (g) to pay any direct or indirect parent company's United States Federal and state income tax obligations and (iv) at such time as Holdings is the ultimate taxpayer for its consolidated group, no further Dividends may be paid by Holdings pursuant to this clause (g); and

     (h) Holdings may pay regularly accruing Dividends with respect to the Initial Preferred Stock and other Qualified Preferred Stock through the issuance of additional shares of Initial Preferred Stock and Qualified Preferred Stock (but not in cash), respectively, in accordance with the terms of the documentation governing the same;

     (i)  the US Borrower may pay the Holdings Distribution; and

     (j) Holdings may redeem or repurchase shares of Qualified Preferred Stock and/or Holdings Common Stock held by the Apollo Group or an Affiliate thereof for an amount of cash not in excess of the amount of net cash proceeds received by Holdings from substantially simultaneous issuances of Qualified Preferred Stock and/or Holdings Common Stock to Persons that are members of management of Holdings and its Subsidiaries at the time of such issuance; PROVIDED that Holdings may not redeem or repurchase shares of Qualified Preferred Stock and/or Holdings Common Stock held by

          Apollo or an Affiliate thereof pursuant to this clause (j) for an amount of cash in excess of $2,000,000 in the aggregate during the term of this Agreement.

          SECTION 7.07. TRANSACTIONS WITH AFFILIATES AND UNRESTRICTED SUBSIDIARIES. Holdings will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of transactions with any Affiliate of Holdings or any of its Subsidiaries or any of its Unrestricted Subsidiaries other than on terms and conditions substantially as favorable to Holdings or such Subsidiary as would be reasonably expected to be obtainable by Holdings or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate; PROVIDED that the following shall in any event be permitted under this Section 7.07: (a) the Transaction; (b) (i) transactions by and among Holdings and its Subsidiaries or (ii) transactions to the extent expressly permitted by Sections 7.02(e), (f), (g), (h) or (i), 7.04, 7.05 and 7.06; (c) so long as no Default or Event of Default is then in existence or would result therefrom, the payment, on a quarterly basis, of management fees to Apollo Group in an aggregate amount not to exceed $250,000 in any fiscal quarter of the US Borrower pursuant to, and in accordance with the terms of, the Apollo Management Agreement; provided that (i) at any time a Default or an Event of Default is in existence and such management fees cannot be paid as PROVIDED above, such fees shall continue to accrue and may be paid at such time when all Defaults and Events of Default have been cured or waived and so long as no Default or Event of Default will exist immediately after giving effect to the payment thereof, and (ii) to the extent that Apollo Group voluntarily defers any management fees otherwise payable to it in any fiscal quarter of the US Borrower pursuant to the provisions above at a time when no Default or Event of Default exists, such deferred management fees may thereafter be payable to Apollo Group at any time so long as no Default or Event of Default is then in existence; (d) customary fees to non-officer directors of Holdings and its Subsidiaries; (e) Holdings and its Subsidiaries may enter into employment arrangements with respect to the procurement of services with their respective officers and employees in the ordinary course of business; (f) the payment on the Initial Borrowing Date of one-time consulting and advisory fees to Apollo Group in an aggregate amount not to exceed the limitation set forth in the Apollo Management Agreement; (g) the reimbursement of Apollo Group for its reasonable out-of-pocket expenses incurred in connection with performing management services to Holdings and its Subsidiaries pursuant to the Apollo Management Agreement or in connection with the Transaction; (h) so long as no Default or Event of Default is then in existence or would result therefrom, the payment to Apollo Group of merger advisory fees for each Permitted Acquisition in an amount not to exceed 1% of the fair market value of the business or assets acquired pursuant to such Permitted Acquisition (determined in good faith by senior management of Holdings); (i) the payment of consulting, management or other fees to the US Borrower or any Subsidiary thereof that is a Credit Party by any of their respective Subsidiaries in the ordinary course of business; and (j) payments pursuant to Tax Allocation Agreements either (A) existing on the Initial Borrowing Date or (B) amended, modified, changed or entered into in accordance with the requirements of Section 7.12(e). In no event shall any management, consulting or similar fee be paid or payable by Holdings or any of its Subsidiaries to any Person that is an Affiliate of Holdings or any of its Subsidiaries except as specifically provided in this Section 7.07.

          SECTION 7.08. DESIGNATED SENIOR DEBT. Neither Holdings nor any Borrower shall designate any Indebtedness (other than the Obligations) as "Designated Senior Debt" (or any similar term) (as defined in the Senior Subordinated Notes Indenture, the Seller

Note, the Initial Preferred Stock and, on and after the execution and delivery thereof, any Discount Notes and any agreement relating to Permitted Subordinated Indebtedness and Permitted Subordinated Refinancing Indebtedness); provided that Indebtedness under the Senior Subordinated Notes or under any Permitted Subordinated Indebtedness or Permitted Subordinated Refinancing Indebtedness may be designated as Designated Senior Debt under the Seller Note, the Initial Preferred Stock and, after the execution and delivery thereof, any Discount Notes.

          SECTION 7.09. CONSOLIDATED INTEREST COVERAGE RATIO. The US Borrower will not permit the Consolidated Interest Coverage Ratio for any Test Period ending on the last day of any fiscal quarter of the US Borrower specified below to be LESS than the ratio set forth opposite such fiscal quarter below:

                  Fiscal Quarter Ending                      Ratio
                  ---------------------                      -----
                  March 31, 2002                             1.80:1.0
                  June 30, 2002                              1.80:1.0
                  September 30, 2002                         1.80:1.0
                  December 31, 2002                          1.80:1.0
                  March 31, 2003                             2.00:1.0
                  June 30, 2003                              2.00:1.0
                  September 30, 2003                         2.00:1.0
                  December 31, 2003                          2.00:1.0
                  March 31, 2004                             2.00:1.0
                  June 30, 2004                              2.25:1.0
                  September 30, 2004                         2.25:1.0
                  December 31, 2004                          2.25:1.0
                  March 31, 2005                             2.50:1.0
                  June 30, 2005                              2.50:1.0
                  September 30, 2005                         2.50:1.0
                  December 31, 2005                          2.50:1.0
                  March 31, 2006                             2.50:1.0
                  June 30, 2006                              2.50:1.0
                  September 30, 2006                         2.50:1.0
                  Thereafter                                 2.75:1.0

Notwithstanding anything to the contrary contained in this Agreement, all calculations of compliance with this Section 7.09 shall be made on a Pro Forma Basis.

          SECTION 7.10. ADJUSTED TOTAL LEVERAGE RATIO. The US Borrower will not permit the Adjusted Total Leverage Ratio on the last day of any fiscal quarter of the US Borrower specified below to exceed the respective ratio set forth opposite such fiscal quarter below:

                  Fiscal Quarter Ending                      Ratio
                  ---------------------                      -----
                  March 31, 2002                             5.50:1.0
                  June 30, 2002                              5.50:1.0
                  September 30, 2002                         5.50:1.0

                  Fiscal Quarter Ending                      Ratio
                  ---------------------                      -----
                  December 31, 2002                          5.50:1.0
                  March 31, 2003                             5.25:1.0
                  June 30, 2003                              5.25:1.0
                  September 30, 2003                         5.25:1.0
                  December 31, 2003                          5.25:1.0
                  March 31, 2004                             5.00:1.0
                  June 30, 2004                              5.00:1.0
                  September 30, 2004                         5.00:1.0
                  December 31, 2004                          5.00:1.0
                  March 31, 2005                             4.50:1.0
                  June 30, 2005                              4.50:1.0
                  September 30, 2005                         4.50:1.0
                  December 31, 2005                          4.50:1.0
                  March 31, 2006                             4.00:1.0
                  June 30, 2006                              4.00:1.0
                  September 30, 2006                         4.00:1.0
                  December 31, 2006                          4.00:1.0
                  March 31, 2007                             4.00:1.0
                  June 30, 2007                              4.00:1.0
                  Thereafter                                 3.50:1.0

Notwithstanding anything contrary contained above or elsewhere in this Agreement, (a) all calculations of compliance with this Section 7.10 shall be made on a Pro Forma Basis and (b) in no event shall the Adjusted Total Leverage Ratio be greater than the Maximum Permitted Acquisition Leverage Ratio upon the consummation of, and after giving effect on a Pro Forma Basis to, any Permitted Acquisition.

          SECTION 7.11. CAPITAL EXPENDITURES. (a) Holdings will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that (i) during the period from the Initial Borrowing Date through and including December 31, 2001, the US Borrower and any of its Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed $5,000,000, and (ii) during any fiscal year set forth in the table below, the US Borrower and any of its Subsidiaries may make Capital Expenditures, so long as the aggregate amount of such Capital Expenditures does not exceed in any fiscal year set forth below the sum of (A) the amount set forth opposite such fiscal year below PLUS (B) for each Acquired Business acquired after the Initial Borrowing Date and prior to the first day of the respective fiscal year set forth below, 25% of the Acquired EBITDA of such Acquired Business for the trailing twelve months of such Acquired Business immediately preceding its acquisition for which financial statements for such Acquired Business have been made available to the US Borrower and the Lenders PLUS (C) for each Acquired Business acquired during the respective fiscal year, the amount for such Acquired Business specified in preceding clause
(B) multiplied by a percentage, the numerator of which is the number of days in the fiscal year after the date of the respective acquisition and the denominator of which is 365 or 366, as the case may be:

     Fiscal Year Ending                         Amount
     ------------------                         ------
     December 31, 2002                          $ 40,000,000
     December 31, 2003                          $ 35,000,000
     December 31, 2004                          $ 35,000,000
     December 31, 2005                          $ 35,000,000
     December 31, 2006                          $ 35,000,000
     December 31, 2007                          $ 35,000,000
     December 31, 2008                          $ 35,000,000
     December 31, 2009                          $ 35,000,000

     (b) Notwithstanding the foregoing, in the event that the amount of Capital Expenditures permitted to be made by the US Borrower and any of its Subsidiaries pursuant to clause (a) above in any fiscal year set forth in the table above (before giving effect to any increase in such permitted expenditure amount pursuant to this clause (b)) is greater than the amount of such Capital Expenditures made by the US Borrower and any of its Subsidiaries during such fiscal year, such excess (the "Rollover Amount") may be carried forward and utilized to make Capital Expenditures in succeeding fiscal years; PROVIDED that in no event shall the Rollover Amount available to be utilized in any succeeding fiscal year exceed 50% of the applicable permitted scheduled Capital Expenditure amount as set forth in clause (a) above for the fiscal year by reference to which the Rollover Amount was determined.

     (c) Notwithstanding the foregoing, the US Borrower and any of its Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) with the insurance proceeds received by the US Borrower or any of its Subsidiaries from any Recovery Event so long as such Capital Expenditures are used or committed to be used to replace or restore any properties or assets in respect of which such proceeds were paid within 360 days following the date of the receipt of such insurance proceeds, in each case to the extent such insurance proceeds do not require, or result in, a mandatory repayment of Term Loans pursuant to Section 2.12(f).

     (d) Notwithstanding the foregoing, the US Borrower and any of its Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) with the Net Sale Proceeds of Asset Sales, to the extent such Net Sale Proceeds do not require, or result in, a mandatory repayment of Term Loans pursuant to Section 2.12(c) and such proceeds are reinvested as required by said Section 2.12(c).

     (e) Notwithstanding the foregoing, the US Borrower and any of its Wholly-Owned Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) constituting Permitted Acquisitions effected in accordance with the requirements of Section 7.02(i).

          SECTION 7.12. LIMITATION ON VOLUNTARY PAYMENTS AND MODIFICATIONS OF INDEBTEDNESS; MODIFICATIONS OF CERTIFICATE OF INCORPORATION, BY-LAWS AND CERTAIN OTHER AGREEMENTS; ISSUANCES OF CAPITAL STOCK; ETC. Holdings will not, and will not permit any of its Subsidiaries to:

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     (a)  amend or modify, or permit the amendment or modification of, any provision of any Holdings Shareholder Subordinated Note or, after the incurrence or issuance thereof, amend or modify, or permit the amendment or modification of, any provision of any Qualified Preferred Stock (other than Initial Preferred Stock), Disqualified Preferred Stock or Permitted Debt or of any agreement (including, without limitation, any purchase agreement, indenture, loan agreement, security agreement or certificate of designation) relating thereto in a manner that could reasonably be expected to in any way be adverse to the interests of the Lenders;

     (b) make or permit any Unrestricted Subsidiary to make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption, repurchase or acquisition for value of (including, without limitation, by way of entering into any Synthetic Purchase Agreement with respect thereto or depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due), or any prepayment or redemption as a result of any asset sale, excess cash flow recapture, exit event (in the case of the Seller Note, the Initial Preferred Stock and any Discount Notes), change of control or similar event of, the Seller Note, the Initial Preferred Stock, any Discount Note, any Senior Subordinated Note (except, in the case of the Senior Subordinated Notes, through the issuance of Exchange Senior Subordinated Notes as contemplated in the definition of Senior Subordinated Notes and consistent with the requirements of the definition of Exchange Senior Subordinated Notes), any Additional Senior Subordinated Notes, any Permitted Subordinated Refinancing Indebtedness or any Permitted Subordinated Indebtedness; PROVIDED that, so long as no Default or Event of Default then exists or would result therefrom, (i) any Senior Subordinated Notes may be refinanced with Permitted Subordinated Refinancing Indebtedness, (ii) the US Borrower may repurchase the Senior Subordinated Notes, the Additional Senior Subordinated Notes and the Permitted Subordinated Refinancing Indebtedness on the open market, in an aggregate Principal Amount for all purchases made pursuant to this clause (ii) not to exceed $20,000,000, so long as the Adjusted Total Leverage Ratio is LESS than or equal to 2.75:1.0 on the last day of the Test Period most recently ended prior to the consummation of the respective repurchase (as set forth in the officer's certificate most recently delivered pursuant to Section 6.01(e)) and (iii) Initial Preferred Stock may be exchanged for Discount Notes pursuant to the terms of such Initial Preferred Stock.

     (c) make (or give any notice in respect of) any principal or interest payment on, or any redemption or acquisition for value of, any Holdings Shareholder Subordinated Note, except to the extent permitted by Section 7.06(b);

     (d) amend or modify, or permit the amendment or modification of, any provision of the Seller Note, any Initial Preferred Stock, any Discount Note, any Senior Subordinated Note Document, the Canadian Intercompany Note or the UK Intercompany Note, except for any such amendment or modification that could not reasonably be expected to be adverse to the interests of the Lenders in any material respect and that is expressly agreed to in writing by the Administrative Agent;

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     (e)  amend, modify or change in any way that could reasonably be expected to be adverse to the interests of the Lenders in any material respect any Tax Allocation Agreement, any Management Agreement, any Merger Document, its certificate or articles of incorporation (including, without limitation, by the filing or modification of any certificate of designation other than any certificates of designation relating to Qualified Preferred Stock or Disqualified Preferred Stock issued as permitted herein), by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or any agreement entered into by it with respect to its capital stock or other equity interest (including any Shareholders' Agreement), or enter into any new Tax Allocation Agreement, Management Agreement or agreement with respect to its capital stock or other equity interest that could reasonably be expected to in any material respect be adverse to the interests of the Lenders or, in the case of any Management Agreement, that involves the payment by Holdings or any of its Subsidiaries of any amount that could give rise to a violation of this Agreement; PROVIDED that
(i) the foregoing clause shall not restrict the ability of Holdings and its Subsidiaries to amend their respective certificates of incorporation to authorize the issuance of capital stock otherwise permitted to be issued pursuant to the terms of this Agreement and (ii) any amendment, modification or change to any Tax Allocation Agreement, and the entering into of any new Tax Allocation Agreement, shall, in each case, be reasonably satisfactory in form and substance to the Administrative Agent; or

     (f) amend or modify, or permit the amendment or modification of, (i) the Senior Executive Plan if such amendment or modification of the Senior Executive Plan would cause the interests in the Senior Executive Plan to give rise to any rights other than rights to receive common stock of Holdings and Qualified Preferred Stock (including the Initial Preferred Stock) held under the Senior Executive Plan or (ii) any of the mortgagee protective provisions contained in any lease governing any Real Property that is leased by Holdings or any of its Subsidiaries and is subject to a Mortgage or a collateral assignment in favor of the Collateral Agent.

          SECTION 7.13. LIMITATION ON ISSUANCE OF CAPITAL STOCK. (a) Holdings will not, and will not permit any of its Subsidiaries to, issue (i) any Preferred Stock (other than Preferred Stock issued pursuant to clauses (c) and (d) below) or any options, warrants or rights to purchase Preferred Stock or
(ii) any redeemable common stock unless, in either case, the issuance thereof is, and all terms thereof are, satisfactory to the Required Lenders in their sole discretion.

     (b) Holdings will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and additional issuances that do not decrease the percentage ownership of Holdings or any of its Subsidiaries in any class of the capital stock of such Subsidiaries, (iii) to qualify directors to the extent required by applicable law, (iv) that Subsidiaries formed after the Initial Borrowing Date pursuant to Section 7.15 may issue capital stock in accordance with the requirements of Section 7.15 and (v) that Subsidiaries may issue common stock to the US Borrower and its Subsidiaries in connection with any transaction permitted by Section 7.05(p). All capital stock issued in accordance with this
Section 7.13(b)

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shall, to the extent owned by any Credit Party and required by the US Collateral and Guaranty Agreement or a Foreign Pledge Agreement, be delivered to the Collateral Agent for pledge pursuant to such US Collateral and Guaranty
Agreement or Foreign Pledge Agreement.

     (c) Holdings may issue Disqualified Preferred Stock so long as (i) no Default or Event of Default then exists or would exist immediately after giving effect to the respective issuance, (ii) the aggregate liquidation preference for all Disqualified Preferred Stock issued after the Initial Borrowing Date pursuant to this Section 7.13(c) shall not exceed, when combined with the aggregate principal amount of all then outstanding Indebtedness permitted by
Section 7.04(o), $50,000,000, (iii) with respect to each issue of Disqualified Preferred Stock, the gross cash proceeds therefrom (or in the case of Disqualified Preferred Stock directly issued as consideration for a Permitted Acquisition, the fair market value thereof (as determined in good faith by Holdings) of the assets received therefor) shall not be less than the liquidation preference thereof at the time of issuance, (iv) calculations are made by the US Borrower of compliance with the covenants contained in Sections
7.09 and 7.10 for the Calculation Period most recently ended prior to the date of the respective issuance of Disqualified Preferred Stock, on a Pro Forma Basis after giving effect to the respective issuance of Disqualified Preferred Stock, and such calculations shall show that such financial covenants would have been complied with if such issuance of Disqualified Preferred Stock had been consummated on the first day of the respective Calculation Period, and (v) the US Borrower shall furnish to the Administrative Agent a certificate by an Authorized Officer of the US Borrower certifying to the best of such officer's knowledge as to compliance with the requirements of this Section 7.13(c) and containing the pro forma calculations required by preceding clause (iv).

     (d) Holdings may issue Qualified Preferred Stock (i) in payment of regularly accruing dividends on theretofore outstanding shares of Qualified Preferred Stock as contemplated by Section 7.06(h) and (ii) so long as, with respect to each other issue of Qualified Preferred Stock, Holdings receives reasonably equivalent consideration (as determined in good faith by Holdings).

          SECTION 7.14. LIMITATION ON CERTAIN RESTRICTIONS ON SUBSIDIARIES. Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective, any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by Holdings or any Subsidiary of Holdings, or pay any Indebtedness owed to Holdings or a Subsidiary of Holdings,
(b) make loans or advances to Holdings or any Subsidiary of Holdings or (c) transfer any of its properties or assets to Holdings or any of its Subsidiaries except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) the provisions contained in the Retained Existing Indebtedness, (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of Holdings or a Subsidiary of Holdings entered into in the ordinary course of business and consistent with past practices, (v) customary provisions restricting assignment of any contract entered into by Holdings or any Subsidiary of Holdings in the ordinary course of business, (vi) any agreement or instrument governing Permitted Acquired Debt, which encumbrance or restriction is not applicable to any Person or the properties or assets of any Person, other than the Person or the properties or assets of the Person acquired pursuant to the respective Permitted Acquisition and

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so long as the respective encumbrances or restrictions were not created (or made more restrictive) in connection with or in anticipation of the respective Permitted Acquisition, (vii) customary provisions restricting the assignment of licensing agreements, management agreements or franchise agreements entered into by Holdings or any of its Subsidiaries in the ordinary course of business,
(viii) restrictions applicable to any Joint Venture that is a Subsidiary existing at the time of the acquisition thereof as a result of an Investment pursuant to Section 7.05 or a Permitted Acquisition effected in accordance with
Section 6.14, PROVIDED that the restrictions applicable to the respective such Joint Venture are not made worse, or more burdensome, from the perspective of Holdings and its Subsidiaries, than those as in effect immediately before giving effect to the consummation of the respective Investment or Permitted
Acquisition, (ix) any restriction or encumbrance with respect to a Subsidiary imposed pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the capital stock or assets of such Subsidiary, so long as such sale or disposition of all or substantially all of the capital stock or assets of such Subsidiary is permitted under this Agreement, (x) restrictions on the transfer of any asset pending the close of the sale of such asset so long as such sale is permitted under this Agreement,
(xi) the documentation governing Permitted Debt (other than Permitted Acquired
Debt) so long as such restrictions are no more restrictive than those contained in the Senior Subordinated Note Documents, (xii) the Senior Subordinated Note Documents, (xiii) restrictions on the transfer of assets securing purchase money obligations and Capitalized Lease Obligations otherwise permitted hereunder, and
(xiv) customary net worth provisions contained in Real Property leases entered into by Subsidiaries of the US Borrower so long as the US Borrower has determined in good faith that such net worth provisions could not reasonably be expected to impair the ability of the US Borrower and its Subsidiaries to meet their ongoing obligations (including those under this Agreement and under the Senior Subordinated Notes).

          SECTION 7.15. LIMITATION ON THE CREATION OF SUBSIDIARIES, JOINT VENTURES AND UNRESTRICTED SUBSIDIARIES. (a) Notwithstanding anything to the contrary contained in this Agreement, Holdings will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Effective Date any Subsidiary or Unrestricted Subsidiary (other than Joint Ventures permitted to be established in accordance with the requirements of Section 7.05(1)); PROVIDED that (i) the US Borrower, any of its Wholly-Owned Subsidiaries and any Unrestricted Subsidiary shall be permitted to establish, create or acquire an Unrestricted Subsidiary, so long as (A) if an Unrestricted Subsidiary is established, created or acquired by a Credit Party, the capital stock or other equity interests of such new Unrestricted Subsidiary that is owned by such Credit Party shall be pledged as, and to the extent, required pursuant to the US Collateral and Guaranty Agreement or a Foreign Pledge Agreement and the certificates (if any) representing such stock or other equity interests, together with appropriate powers duly executed in blank, shall be delivered to the Collateral Agent, and (B) all Investments by the US Borrower and its Subsidiaries in, or to acquire, any Unrestricted Subsidiary (including as a result of the designation thereof as provided in the definition of Unrestricted Subsidiary) are permitted pursuant to Section 7.05(1), (ii) the US Borrower and its Wholly-Owned Subsidiaries shall be permitted to establish or create Wholly-Owned Subsidiaries so long as, in each case, (A) at least 10 days' (or such shorter period of time as is acceptable to the Administrative Agent) prior written notice thereof is given to the Administrative Agent, (B) the capital stock or other equity interests of such new Subsidiary are promptly pledged pursuant to, and to the extent required by,

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this Agreement and the US Collateral and Guaranty Agreement or a Foreign Pledge
Agreement and the certificates, if any, representing such stock or other equity interests, together with stock or other appropriate powers duly executed in blank, are delivered to the Collateral Agent, (C) in the case of a Domestic Subsidiary, such new Domestic Subsidiary promptly executes a counterpart of the US Collateral and Guaranty Agreement, (D) in the case of any Foreign Subsidiary, such new Foreign Subsidiary promptly executes a counterpart of the Foreign Guaranty and, to the extent required by Section 6.11(a), the applicable Security Documents and (E) such new Subsidiary takes all actions required pursuant to
Section 6.11 and (iii) Subsidiaries may be acquired pursuant to Permitted Acquisitions so long as, in each such case, (A) with respect to each Domestic Subsidiary and each Wholly-Owned Foreign Subsidiary acquired pursuant to a Permitted Acquisition, the actions specified in the preceding clause (ii), shall be taken and (B) with respect to each Subsidiary that is acquired pursuant to a Permitted Acquisition, all capital stock or other equity interests thereof owned by any Credit Party shall be pledged pursuant to the US Collateral and Guaranty Agreement (in the case of a Foreign Subsidiary, to the extent required thereby) or a Foreign Pledge Agreement. In addition, each new Subsidiary that is required to execute any Credit Document shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Article V as such new Subsidiary would have had to deliver if such new Subsidiary were a Credit Party on the Initial Borrowing Date.

     (b) Holdings will not, nor will Holdings permit any of its Subsidiaries to, enter into any Joint Venture, except to the extent permitted by Section 7.05(1).

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     Upon the occurrence of any of the following specified events (each, an "Event of Default"):

          SECTION 8.01. PAYMENTS. Any Borrower shall (a) default in the payment when due of any principal of the Loans or the face amount of any B/A or (b) default, and such default shall continue for three or more Business Days, in the payment when due of any LC Disbursement (or any interest thereon), any interest on the Loans or any fees or any other amounts owing hereunder or under any other Credit Document; or

          SECTION 8.02. REPRESENTATIONS, ETC. Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document or in any statement or certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

          SECTION 8.03. COVENANTS. Any Credit Party shall (a) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 6.01(f)(i), 6.10, 6.13, 6.14, 6.17, 6.19 or Article VII, or (b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 8.01, 8.02 or clause (a) of this Section 8.03) contained in this Agreement and such default shall

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continue unremedied for a period of at least 30 days after notice to the defaulting party by the Administrative Agent or the Required Lenders; or

          SECTION 8.04. DEFAULT UNDER OTHER AGREEMENTS. (a) Holdings or any of its Subsidiaries shall (i) default in any payment with respect to any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity; or (b) any Indebtedness (other than the Obligations) of Holdings or any of its Subsidiaries shall be declared to be due and payable, or shall be required to be prepaid other than by a regularly scheduled required prepayment or as a mandatory prepayment (unless such required prepayment or mandatory prepayment results from a default thereunder or an event of the type that constitutes an Event of Default), prior to the stated maturity thereof; PROVIDED that it shall not constitute an Event of Default pursuant to clause (a) or (b) of this Section 8.04 unless the principal amount of any one issue of such Indebtedness, or the aggregate amount of all such Indebtedness referred to in clauses (a) and (b) above, exceeds $5,000,000 at any one time; or

          SECTION 8.05. BANKRUPTCY, ETC. Holdings or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy", as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code") or under any similar law of any jurisdiction; or an involuntary case is commenced against Holdings or any of its Subsidiaries and the petition is not controverted within 20 days, or is not dismissed within 60 days, after commencement of the case; or a receiver or custodian (as defined in the Bankruptcy Code or in any similar law of any jurisdiction) is appointed for, or takes charge of, all or substantially all of the property of Holdings or any of its Subsidiaries; or Holdings or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Holdings or any of its Subsidiaries; or there is commenced against Holdings or any of its Subsidiaries any such proceeding that remains undismissed for a period of 60 days; or Holdings or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Holdings or any of its Subsidiaries suffers any appointment of any receiver, custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or Holdings or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any Company action is taken by Holdings or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

          SECTION 8.06. ERISA. (a) (i) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under
Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or Section 303 or 304 of ERISA, (ii) a Reportable Event shall have occurred, (iii) a contributing sponsor (as defined in Section

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4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof) and an event described in subsection .62, ..63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur within the following 30 days, (iv) any Plan that is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed under Section 4042 of ERISA to administer such Plan, (v) any Plan that is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, (vi) any Plan shall have an Unfunded Current Liability, (vii) a contribution required to be made by Holdings or any Subsidiary of Holdings with respect to a Plan, a Multiemployer Plan or a Foreign Pension Plan has not been timely made, (viii) Holdings or any Subsidiary of Holdings has incurred or is likely to incur any liability to or on account of a Plan or Multiemployer Plan under Section 409, 502(i) or 502(1) of ERISA or Section 4975 of the Code, (ix) Holdings or any Subsidiary of Holdings or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan under Section 4062, 4063, 4064, 4069 of ERISA or Section 401(a)(29) or 4971 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code (other than for the provision of benefits in accordance with such Section), (x) Holdings or any Subsidiary of Holdings or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Multiemployer Plan under Section 515, 4201, 4204 or 4212 of ERISA or (xi) Holdings or any Subsidiary of Holdings has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or pursuant to any Plan or Foreign Pension Plan; and (b) there shall result from the event or events set forth in this Section 8.06 the imposition of a lien, the granting of a security interest, or a liability; and (c) such lien, security interest or liability, individually and/or in the aggregate, in the opinion of the Required Lenders, has had, or could reasonably be expected to have, a Material Adverse Effect; or

          SECTION 8.07. SECURITY DOCUMENTS. (a) Any Security Document shall cease to be in full force and effect, or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 7.03), and subject to no other Liens (except as permitted by Section 7.03), or (b) any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any such Security Document and such default shall continue beyond any cure or grace period specifically applicable thereto pursuant to the terms of any such Security Document; or

          SECTION 8.08. GUARANTIES. Any Guaranty or any provision thereof shall cease to be in full force and effect, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under the relevant Guaranty or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any Guaranty; or

          SECTION 8.09. JUDGMENTS. One or more judgments or decrees shall be entered against Holdings or any of its Subsidiaries involving a liability (to the extent not paid or not fully covered by insurance) in excess of $5,000,000 for all such judgments and decrees and

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all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

          SECTION 8.10. OWNERSHIP. A Change of Control Event shall have occurred; or

          SECTION 8.11. REMEDIES BLOCKAGE. Any holder of any Seller Note, shares of Initial Preferred Stock or Discount Notes shall take any action to cause the Indebtedness or any other obligations in respect thereof to become due and payable, institute any legal proceedings (including any involuntary bankruptcy proceeding) against Holdings or otherwise to enforce or collect upon the Indebtedness or any other obligations in respect thereof or take any other action to enforce such holder's remedies with respect thereto;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Required Lenders, by written notice to the Borrowers, take any or all of the following actions, without prejudice to the rights of any Agent or any Lender to enforce its claims against any Guarantor or any Borrower except as otherwise specifically provided for in this Agreement (PROVIDED that if an Event of Default specified in Section 8.05 shall occur with respect to any Borrower, the result that would occur upon the giving of written notice by the Administrative Agent as specified in clauses (a), (b) and (c) below shall occur automatically without the giving of any such notice): (a) declare the Total Commitment terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately and any Commitment Fees shall forthwith become due and payable without any other notice of any kind; (b) declare the principal of and any accrued interest in respect of all Loans, B/As then outstanding and all other Obligations owing hereunder (including LC Disbursements) to be, whereupon the same shall become, forthwith due and payable by the Borrowers without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (c) enforce, as Collateral Agent (or direct the Collateral Agent to enforce), any or all of the Liens and security interests created pursuant to the Security Documents; (d) terminate any Letter of Credit that may be terminated in accordance with its terms; (e) direct the US Borrower to pay (and the US Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 8.05, to pay) to the Collateral Agent at the applicable Payment Office such additional amounts of cash, to be held as security for the US Borrower's reimbursement obligations in respect of Letters of Credit then outstanding, equal to the aggregate Stated Amount of all Letters of Credit then outstanding; and (f) apply any cash collateral as provided in Section 2.12.

                                   ARTICLE IX

                                   THE AGENTS

          SECTION 9.01. APPOINTMENT. Each Lender hereby irrevocably designates and appoints Chase as Administrative Agent (for purposes of this Article IX, the term "Administrative Agent" shall mean Chase in its capacity as Administrative Agent hereunder and in its capacity as Collateral Agent pursuant to the Security Documents), J.P. Morgan Securities Inc. as Joint Advisor, Co-Lead Arranger and Joint Bookrunner, Deutsche Banc Alex. Brown Inc.

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as Syndication Agent, Joint Advisor, Co-Lead Arranger and Joint Bookrunner,
Credit Suisse First Boston as Co-Documentation Agent, Credit Lyonnais as Co-Documentation Agent, J.P. Morgan Bank Canada as Canadian Agent and Chase Manhattan International Limited as UK Agent, in each case to act as specified herein and in the other Credit Documents, and each such Lender hereby irrevocably authorizes the Agents to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Agents by the terms of this Agreement and the other Credit Documents, together with, in the case of the Administrative Agent, the Collateral Agent, the Canadian Agent and the UK Agent, such other powers as are reasonably incidental thereto. Each Agent agrees to act as such upon the express conditions contained in this Article IX. Notwithstanding any provision to the contrary elsewhere in this Agreement or in any other Credit Document, no Agent shall have any duties or responsibilities, except those expressly set forth herein or in the other Credit Documents, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any Agent. The provisions of this Article IX are solely for the benefit of the Agents and the Lenders, and neither Holdings nor any of its Subsidiaries shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, each of the Agents shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for Holdings or any of its Subsidiaries.

          SECTION 9.02. DELEGATION OF DUTIES. Each Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          SECTION 9.03. EXCULPATORY PROVISIONS. No Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such person in its capacity as Agent under or in connection with this Agreement or the other Credit Documents (except for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable decision) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by Holdings, any of its Subsidiaries or any of their respective officers contained in this Agreement or the other Credit Documents, any other Document or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent under or in connection with this Agreement or any other Document or for any failure of Holdings, any of its Subsidiaries or any of their respective officers to perform its obligations hereunder or thereunder. No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the other Documents, or to inspect the properties, books or records of Holdings or any of its Subsidiaries. No Agent shall be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement or any other Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by any Agent to the Lenders or by or on

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behalf of Holdings or any of its Subsidiaries to any Agent or any Lender or be
required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

          SECTION 9.04. RELIANCE BY AGENTS. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Holdings or any of its Subsidiaries), independent accountants and other experts selected by any Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

          SECTION 9.05. NOTICE OF DEFAULT. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless such Agent has actually received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "NOTICE OF DEFAULT". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; PROVIDED that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          SECTION 9.06. NONRELIANCE ON AGENTS AND OTHER LENDERS. Each Lender expressly acknowledges that no Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by any Agent hereinafter taken, including any review of the affairs of Holdings or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by such Agent to any Lender. Each Lender represents to each Agent that it has, independently and without reliance upon such Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other condition, prospects and creditworthiness of Holdings and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other

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condition, prospects and creditworthiness of Holdings and its Subsidiaries. No
Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial and other condition, prospects or creditworthiness of Holdings or any of its Subsidiaries that may come into the possession of such Agent, the Co-Documentation Agents or any of their officers, directors, employees, agents, attorneys-in-fact or affiliates.

          SECTION 9.07. INDEMNIFICATION. The Lenders agree to indemnify each Agent in its capacity as such ratably according to their respective "percentages" as used in determining the Required Lenders at such time or, if the Commitments have terminated and all Loans have been repaid in full, as determined immediately prior to such termination and repayment (with such "percentages" to be determined as if there are no Defaulting Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against such Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by such Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by Holdings or any of its Subsidiaries; PROVIDED that no Lender shall be liable to any Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting primarily from the gross negligence or willful misconduct of such Agent (as determined by a court of competent jurisdiction in a final and non-appealable decision). If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section 9.07 shall survive the payment of all Obligations.

          SECTION 9.08. AGENTS IN THEIR INDIVIDUAL CAPACITIES. Each Agent and its respective affiliates may make loans to, accept deposits from and generally engage in any kind of business with Holdings and its Subsidiaries as though such Agent were not an Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, each Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

          SECTION 9.09. HOLDERS. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

          SECTION 9.10. RESIGNATION OF THE AGENTS. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 30 Business Days' prior written notice to Holdings

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and the Lenders. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

     (b) Upon any such notice of resignation, the Required Lenders shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to Holdings.

     (c) If a successor Administrative Agent shall not have been so appointed within such 30 Business Day period, the Administrative Agent, with the consent of Holdings (which consent shall not be unreasonably withheld or delayed), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

     (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 30th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Lenders appoint a successor Administrative Agent as provided above.

     (e) Each of the Co-Documentation Agents and the Syndication Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving five Business Days' prior written notice to the Lenders. Such resignation shall take effect at the end of such five Business Day period.

          SECTION 9.11. POWER OF ATTORNEY. Each of the Administrative Agent and the Collateral Agent is hereby expressly authorized (with the right of sub-delegation) by, and on behalf of, each other Agent and each Lender to enter into any Security Document required to be executed and delivered pursuant to this Agreement or the other Credit Documents in order to secure the obligations of the Borrowers and Guarantors hereunder and thereunder. Each of the Administrative Agent and the Collateral Agent shall be entitled to all declarations, and may appoint any attorney-in-fact to act on its behalf, as it considers necessary or useful in connection with the entering into of such Security Documents. The Administrative Agent and the Collateral Agent shall further be entitled to rescind, amend and/or execute new and different versions of the aforementioned Security Documents in accordance with the terms of this Agreement. Each Lender and each of the Co-Documentation Agents and the Syndication Agent hereby grants to each of the Administrative Agent and the Collateral Agent an irrevocable power of attorney, in such Lender's and such Agent's name, to take the actions contemplated above in this Section 9.11.

          SECTION 9.12. TRUSTEE PROVISIONS. (a) The Collateral Agent shall hold the security constituted by the English Security Agreements as agent and trustee for each of the Lenders in accordance with their terms. The Collateral Agent shall not be liable for any failure, omission, or defect in registering, protecting or perfecting the security constituted by any English Security Document or any security created thereby.

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     (b) The Collateral Agent has no obligation to enquire into or check the title which any Credit Party may have to any property over which security is intended to be created by any English Security Document or to insure any such property.

     (c) The Collateral Agent is not under any obligation to hold any title deeds, English Security Agreements or any other documents in connection with the property charged by any Security Document or any other such security in its own possession or to take any steps to protect or preserve the same. The Collateral Agent may permit the relevant Credit Party, any bank providing safe custody services or any professional adviser of the Collateral Agent to retain all such title deeds, English Security Agreements and other documents in its possession.

     (d) All amounts received by the Collateral Agent under the English Security Agreements may be (i) invested in any investment for the time being authorised by English law for the investment by trustees of trust money or in any other investments which may be selected by the Collateral Agent with the consent of the Required Lenders; or (ii) placed on deposit at such bank or institution (including any Agent or Lender) and upon such terms as the Collateral Agent may think fit. Any and all such monies and all interest thereon shall be paid over to the Collateral Agent forthwith upon demand by the Collateral Agent.

     (e) Each Lender confirms its approval of the English Security Agreements and authorises and directs the Collateral Agent (by itself or by such person(s) as it may nominate) to execute and enforce the same as trustee (or agent) or as otherwise provided (and whether or not expressly in the Lenders' names) on its behalf.

                                    ARTICLE X

                                 MISCELLANEOUS.

          SECTION 10.01. PAYMENT OF EXPENSES, ETC. The Borrowers jointly and severally agree to: (a) pay all reasonable out-of-pocket costs and expenses of the Agents and the Collateral Agent (including, without limitation, the reasonable fees and disbursements of Cravath, Swaine & Moore and no more than one local and one foreign counsel to the Agents and the Collateral Agent in each applicable jurisdiction) in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto and in connection with the Agents' syndication efforts with respect to this Agreement (it being understood that, for purposes of this clause (a), the Agents shall use the same counsel); (b) pay all reasonable out-of-pocket costs and expenses of each Agent, the Collateral Agent, each Letter of Credit Issuer and each of the Lenders in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein and, after an Event of Default shall have occurred and be continuing, the protection of the rights of each Agent, the Collateral Agent, each Letter of Credit Issuer and each of the Lenders thereunder (including, without limitation, the reasonable fees and disbursements of one counsel plus no more than one local and one foreign counsel in each applicable jurisdiction, and consultants for the Agents, the Collateral Agent, the Letter of Credit Issuers and the Lenders); (c) pay and hold each of the Lenders harmless from and against

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any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (d) indemnify each Agent, the Collateral Agent, each Letter of Credit Issuer and each Lender and their respective officers, directors, employees, representatives, trustees, affiliates and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, (i) any investigation, litigation or other proceeding (whether or not any Agent, the Collateral Agent, any Letter of Credit Issuer or any Lender is a party thereto and whether or not any such investigation, litigation or other proceeding is between or among any Agent, the Collateral Agent, any Letter of Credit Issuer, any Lender, any Credit Party or any third Person or otherwise) related to the entering into and/or performance of this Agreement or any other Document or the use of the proceeds of any Loans or B/As hereunder or any drawing on any Letter of Credit or the Transaction or the consummation of any other transactions contemplated in any Document (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified (as determined by a court of competent jurisdiction in a final and non-appealable decision)), or (ii) the actual or alleged presence or Release of Hazardous Materials on, at or from any real property currently or formerly owned or operated by Holdings or its Subsidiaries or any Environmental Claim, in each case, including, without limitation, the reasonable fees and disbursements of counsel and independent consultants incurred in connection with any such investigation, litigation or other proceeding. To the extent that the undertaking to indemnify, pay or hold harmless any Agent or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers jointly and severally shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities that is permissible under applicable law.

          SECTION 10.02. RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Agent, the Collateral Agent, each Letter of Credit Issuer and each Lender are hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Agent, the Collateral Agent, such Letter of Credit Issuer or such Lender (including, without limitation, by branches and agencies of such Agent, the Collateral Agent, such Letter of Credit Issuer and such Lender wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations of any Credit Party to such Agent, the Collateral Agent, such Letter of Credit Issuer or such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations of any Credit Party purchased by such Lender pursuant to Section 2.19(c), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Agent, the Collateral Agent, such Letter of Credit Issuer or such Lender shall have made any demand hereunder and although said Obligations shall be contingent or unmatured.

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          SECTION 10.03. NOTICES; AUTHORIZED REPRESENTATIVE. (a) Except as
otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed, faxed or delivered by overnight courier, if to any Credit Party, at the address specified in Schedule 10.03 or in the other relevant Credit Documents, as the case may be; if to the Administrative Agent or any Letter of Credit Issuer, at such Person's applicable Notice Office; if to any Lender, at its address specified for such Lender on Schedule II; or, at such other address for any party as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective when received. References herein to the taking of any action hereunder of an administrative nature by any Borrower shall be deemed to include references to the US Borrower's taking such action on such Borrower's behalf and the Agents are expressly authorized to accept any such action taken by the US Borrower as having the same effect as if taken by such Borrower. Notwithstanding anything to the contrary contained in this Agreement, notices, requests, demands and other communications made to Lenders in their capacity as such may be made by electronic transmission.

     (b) For greater certainty, and without limiting the powers of the Administrative Agent or Collateral Agent, or any other Person acting as an agent for such Agents pursuant to any Credit Document, hereunder or under any of the other Credit Documents, each of Holdings and the Borrowers hereby acknowledges that the Canadian Agent shall, for purposes of holding any security granted by any of Holdings or any Subsidiary of Holdings on property pursuant to the laws of the Province of Quebec to secure obligations of Holdings or such Subsidiary of Holdings under any debenture, be the holder of an irrevocable power of attorney (fonde de pouvoir) (within the meaning of the Civil Code of Quebec) for all present and future Secured Parties and in particular for all present and future holders of any such debenture. Each of the Agents and the Lenders hereby irrevocably constitutes, to the extent necessary, the Canadian Agent as the holder of an irrevocable power of attorney (fonde de pouvoir) (within the meaning of Article 2692 of the Civil Code of Quebec) in order to hold security granted by any of Holdings or any Subsidiary of Holdings in the Province of Quebec to secure the obligations of any of Holdings or any Subsidiary of Holdings under any debenture. Each assignee of an Agent or a Lender shall be deemed to have confirmed and ratified the constitution of the Canadian Agent as the holder of such irrevocable power of attorney (fonde de pouvoir) by execution of an Assignment and Assumption Agreement. Notwithstanding the provisions of
Section 32 of the An Act respecting the special powers of legal persons (Quebec), the Canadian Agent may acquire and be the holder of any debenture. Each of Holdings and the Borrowers hereby acknowledges that such debenture constitutes a title of indebtedness, as such term is used in Article 2692 of the Civil Code of Quebec.

          SECTION 10.04. BENEFIT OF AGREEMENT. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; PROVIDED, HOWEVER, no Credit Party may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of each of the Lenders; PROVIDED FURTHER that, although any Lender may grant participations in its rights hereunder, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments or Loans hereunder except as provided in Section 10.04(b)) and the participant shall not constitute a "Lender" hereunder; PROVIDED FURTHER that no Lender shall transfer or grant any participation

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under which the participant shall have rights to approve directly or indirectly, through any agreement or otherwise, any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would
(i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Loan Maturity
Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment or of a mandatory repayment of Loans shall not constitute a change in the terms of such participation, that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof and that any amendment or modification to the financial definitions in this Agreement or to
Section 10.06(a) shall not constitute a reduction in any rate of interest or fees for purposes of this clause (i)), (ii) consent to the assignment or transfer by the US Borrower, the Canadian Borrower or the UK Borrower of any of their respective rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Security Documents) supporting any of the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and, except as set forth in Section 2.21, all amounts payable by the US
Borrower, the Canadian Borrower or the UK Borrower hereunder shall be determined as if such Lender had not sold such participation.

     (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (i) assign all or a portion of its Commitments and related outstanding Obligations (or, if the Commitments with respect to the relevant Tranche have terminated, outstanding Obligations) hereunder to (A) its parent company and/or any affiliate of such Lender that is at least 50.1% owned by such Lender or its parent company or to one or more Lenders or (B) in the case of any Lender that is a fund that invests in bank loans or that manages (directly or through an Affiliate) any fund that invests in bank loans, any fund that invests in bank loans and is managed by the same investment advisor as such Lender, by an Affiliate of such investment advisor or by such Lender, as the case may be (an "APPROVED FUND"), or (ii) assign all, or if LESS than all, a portion equal to at least $1,000,000 in the case of assignments of Term Loans and $5,000,000 in the case of assignments of Revolving Loan Commitments and Revolving Loans, in each case in the aggregate for the assigning Lender or assigning Lenders, of such Commitments and related outstanding Obligations (or, if the Commitments with respect to the relevant Tranche have terminated, outstanding Obligations) hereunder to one or more Eligible Transferees (treating
(A) any fund that invests in loans and (B) any other fund that invests in loans and is managed by the same investment advisor as such fund or by an Affiliate of such investment advisor, as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement; PROVIDED that (1) at such time Schedule I shall be deemed modified to reflect the Commitments and/or outstanding Loans, as the case may be, of such new Lender and of the existing Lenders,

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(2) upon surrender of the old Notes, if any (or the furnishing of a standard indemnity letter from the respective assigning Lender in respect of any lost Notes reasonably acceptable to the applicable Borrowers or Borrower), new Notes will be issued, at the Borrowers' expense, to any such new Lenders and to the assigning Lender, if requested by any such new Lender or such assigning Lender, to the extent needed to reflect the revised Commitments and/or outstanding Loans, as the case may be, (3) the consent of the Administrative Agent and, so long as no Default or Event of Default is then in existence, the US Borrower shall be required in connection with any assignment to an Eligible Transferee (other than a Lender or an Affiliate of a Lender or an Approved Fund of a Lender) pursuant to clause (ii) of this Section 10.04(b) (which consent, in the case of the US Borrower, shall not be unreasonably withheld or delayed), and (4) except in the case of an assignment to a Lender or an Affiliate of a Lender, the consent of each Letter of Credit Issuer shall be required in connection with any assignment of Revolving Loan Commitments pursuant to clause (ii) above in this
Section 10.04(b) (which consent, in each case, shall not be unreasonably withheld or delayed); PROVIDED FURTHER that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to Section 10.16; and PROVIDED FURTHER that no assignment of Revolving Loan Commitments of any Tranche shall be permitted without the consent of the Administrative Agent, except in the case of an assignment to a Lender that holds Revolving Loan Commitments of such Tranche. Notwithstanding anything to the contrary contained herein, (a) no assignment by any Multi-Currency Lender of Revolving Loan Commitments to any assignee shall be permitted unless, immediately after giving effect to such assignment and any concurrent assignment of Multi-Currency Commitments, (i) such assigning Multi-Currency Lender's Available Revolving Loan Commitment, and such assignee's Available Revolving Loan Commitment, at such time equals or exceeds zero and (ii) such assigning Multi-Currency Lender's Revolving Loan Commitment equals or exceeds such assigning Multi-Currency Lender's Multi-Currency Commitments and (b) no assignment by any Multi-Currency Lender at any time of Multi-Currency Commitments of either Tranche to any assignee shall be permitted unless such assigning Multi-Currency Lender assigns to such assignee at such time (i) an equal percentage of each Tranche of such assigning Multi-Currency Lender's Multi-Currency Commitments and (ii) an amount of such assigning Multi-Currency Lender's Revolving Loan Commitments that is equal to or greater than the aggregate amount of the Multi-Currency Commitments assigned by such assigning Lender at such time to such assignee. To the extent of any assignment pursuant to this Section 10.04(b), the assigning Lender shall be relieved of its Obligations hereunder with respect to its assigned Commitments and/or outstanding Loans or B/As. In the case of Loans to the US Borrower, at the time of each assignment of such Loan pursuant to this Section 10.04(b) to a Person that is not already a Lender hereunder and that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for United States Federal income tax purposes, the respective assignee Lender shall provide to the US Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms required by Section 2.17(e) and a Non-Bank Certificate described in Section 2.18(e). To the extent that an assignment of all or any portion of a Lender's Commitments and outstanding Obligations pursuant to Section 2.20 or this Section 10.04(b) would, due to circumstances existing at the time of such assignment, result in increased costs under Section 2.16, 2.17 or 2.18 from those being charged by the respective assigning Lender prior to such assignment, then the Borrowers shall not be obligated to pay such increased costs (although the Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

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     (c) Nothing in this Agreement shall prevent or prohibit any Lender or the
Swingline Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and any Lender that is a fund may pledge all or any portion of its Notes or Loans to its trustee in support of its obligations to its trustee. No pledge pursuant to this clause (c) shall release the transferor Lender from any of its obligations hereunder.

     (d) In the event that S&P or Moody's shall, after the date that any Revolving Lender becomes a Lender, downgrade the long-term certificate of deposit ratings or long-term senior unsecured debt ratings of such Lender (or the parent company thereof), and the resulting ratings shall be BBB+ or lower in the case of S&P or Baa1 or lower in the case of Moody's, then the Letter of Credit Issuer shall have the right, but not the obligation, at its own expense, upon notice to such Lender and the Administrative Agent, to replace (or to request the US Borrower, at the sole expense of the Letter of Credit Issuer, to use its reasonable efforts to replace) such Lender with respect to such Lender's Revolving Loan Commitment with an assignee (which assignee shall be, to the extent required by Section 10.04(b), reasonably acceptable to the US Borrower), and such Lender hereby agrees to transfer and assign without recourse all its interests, rights and obligations in respect of its Revolving Loan Commitment to such assignee; PROVIDED, HOWEVER, that (i) no such assignment shall conflict with any law, rule and regulation or order of any Governmental Authority and
(ii) such assignee shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans and LC Disbursements of such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

     (e) Notwithstanding anything to the contrary contained in this Agreement, including in this Section 10.04, any assignment of Loans, B/As and Commitments in violation of the terms of this Section 10.04 shall be deemed to be the grant of a participation in such Loans, B/As and Commitments, as the case may be for all purposes of this Agreement.

          SECTION 10.05. NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any Agent, the Collateral Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Credit Party and any Agent, the Collateral Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies that any Agent, the Collateral Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agents, the Collateral Agent or the Lenders to any other or further action in any circumstances without notice or demand.

          SECTION 10.06. CALCULATIONS; COMPUTATIONS.. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with GAAP and, except as set forth in the notes thereto or as otherwise disclosed in writing by the US Borrower to the Lenders, be consistently applied throughout the periods involved; PROVIDED that, except as otherwise specifically provided herein, all computations

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determining the Adjusted Total Leverage Ratio, the Total Leverage Ratio and the
Adjusted Senior Leverage Ratio and compliance with Sections 2.12, 6.14 and
Article VII, including definitions used therein shall, in each case, utilize accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare, the December 31, 2000 financial statements delivered to the Lenders pursuant to Section 5.10(b); PROVIDED FURTHER that (i) to the extent expressly required pursuant to the provisions of this Agreement, certain calculations shall be made on a Pro Forma Basis, (ii) to the extent compliance with Section 7.09 or 7.10 or the determination of any of the Adjusted Total Leverage Ratio, the Total Leverage Ratio and the Adjusted Senior Leverage Ratio would include periods occurring prior to the Initial Borrowing Date, such calculation shall be adjusted on a Pro Forma Basis to give effect to the Transaction as if same had occurred on the first day of the respective period, (iii) in the case of any determinations of Consolidated Interest Expense or Consolidated EBITDA for any portion of any Test Period that ends prior to the Initial Borrowing Date, all computations determining compliance with Section 7.09 or 7.10 and all determinations of the Adjusted Total Leverage Ratio, the Adjusted Senior Leverage Ratio and the Total Leverage Ratio (including as used in the definition of Applicable Rate) shall be calculated in accordance with the definition of Test Period contained herein and
(iv) for purposes of calculating the Applicable Rate, financial ratios, financial terms, all covenants and related definitions, all such calculations based on the operations of the US Borrower and its Subsidiaries on a consolidated basis shall be made without giving effect to the operations of any Unrestricted Subsidiaries.

     (b) The US Dollar Equivalent of each Loan denominated in Sterling and each Loan and B/A Drawing denominated in Canadian Dollars shall be calculated on the date when the applicable Notice of Borrowing is delivered or the acceptance and purchase of any B/A is requested, on the second Business Day of each month and at such other times as may be designated by the Applicable Agent. Such US Dollar Equivalent shall remain in effect until the same is recalculated by the Applicable Agent as provided above and notice of such recalculation is received by the US Borrower, it being understood that until such notice is received, the US Dollar Equivalent shall be that US Dollar Equivalent as last reported to the US Borrower by the Applicable Agent. The Applicable Agent shall promptly notify the US Borrower and the Lenders of each such determination of the US Dollar Equivalent.

     (c) For the purpose of determining compliance with Sections 7.04(d), (g) and (o), any interest on any Indebtedness theretofore incurred pursuant to such Sections that is capitalized and/or paid in the form of additional Indebtedness with the same terms shall not be treated as an incurrence of additional Indebtedness for purposes of determining compliance with the dollar limitations set forth therein.

     (d) Notwithstanding anything to the contrary contained in clause (a) of this Section 10.06, for purposes of determining compliance with any incurrence tests set forth in Articles VI or VII (excluding Sections 7.09 and 7.10), any amounts so incurred or expended (to the extent incurred or expended in a currency other than US Dollars) shall be converted into US Dollars on the basis of the US Dollar Equivalent of the respective such amounts as in effect on the date of such incurrence or expenditure under any provision of any such Section that has an aggregate US Dollar limitation provided for therein (and to the extent the respective incurrence test limits the aggregate amount outstanding (or expended) at any time and is expressed in US Dollars, all outstanding amounts originally incurred or expended in a currency other than US

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Dollars shall be converted into US Dollars on the basis of the US Dollar
Equivalent of the respective such amounts as in effect on the date any new incurrence or expenditures made under any provision of any such Section that regulates the US Dollar amount outstanding (or expended) at any time).

          SECTION 10.07. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS EXPRESSLY PROVIDED OTHERWISE IN CERTAIN OF THE OTHER CREDIT DOCUMENTS, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, EACH OF HOLDINGS AND EACH BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF HOLDINGS AND EACH BORROWER HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF THE PROPERTY OF HOLDINGS AND ITS SUBSIDIARIES, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS THAT MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH OF HOLDINGS AND EACH BORROWER AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK COUNTY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE ADMINISTRATIVE AGENT UNDER THIS AGREEMENT. EACH OF HOLDINGS AND EACH BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER HOLDINGS AND EACH BORROWER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH CREDIT PARTY. EACH OF HOLDINGS AND EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO HOLDINGS AND EACH BORROWER, AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 10.03, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH OF HOLDINGS AND EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER

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OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY
INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY AGENT, THE COLLATERAL AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

     (b) EACH OF HOLDINGS AND EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          Section 10.08. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrowers and the Administrative Agent.

          Section 10.09. [Reserved]

          Section 10.10. HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          Section 10.11. AMENDMENT OR WAIVER, ETC. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Lenders; PROVIDED that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) (with Obligations being directly affected thereby in the case of the following clause (i), and in such case only to the extent of such Obligations),
(i) extend the final scheduled maturity of any Loan or Note or extend the Revolving Loan Maturity Date or extend the stated maturity of any Letter of Credit beyond the Revolving Loan Maturity Date, or reduce the rate or extend the time of payment of interest or fees thereon, or reduce the principal amount thereof or extend any Scheduled Repayment or reduce the amount of any such Scheduled Repayment (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 10.06(a) shall not constitute a reduction in any rate of interest or fees for purposes of this clause (i)), (ii) release all or substantially all the Collateral (except as expressly permitted in this Agreement and/or the Security Documents) under all the Security Documents, (iii) release any Guaranty (except as expressly provided in the Guaranties), (iv) amend, modify or waive any provision of this Section
10.11 (except for technical amendments with respect to additional extensions of credit pursuant to this Agreement that afford the protections to such additional extensions of credit of the type provided to the Term Loans and the Revolving Loan Commitments on the Effective Date), (v) reduce the percentage specified in the

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definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Effective Date), (vi) consent to the assignment or transfer by any Borrower of any of its respective rights and obligations under this Agreement or any other Credit Document or (vii) amend, modify or waive the requirement set forth in Section 2.19(b) that funds be applied ratably among the parties entitled thereto; PROVIDED FURTHER that no such change, waiver, discharge or termination shall (A) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), (B) without the consent of each Letter of Credit Issuer, amend, modify or waive any provision of
Section 2.05 or alter its rights or obligations with respect to Letters of Credit, (C) without the consent of the Swingline Lender, alter its rights or obligations with respect to Swingline Loans or (D) without the consent of the Administrative Agent, Collateral Agent, Canadian Agent or UK Agent, amend, modify or waive any provision of Article X as same applies to the Administrative Agent, Collateral Agent, Canadian Agent or UK Agent, as the case may be, or any other provision as same relates to the rights or obligations of the Administrative Agent, Collateral Agent, Canadian Agent or UK Agent, as the case may be.

     (b) If, in connection with any proposed change, waiver, discharge or termination of or to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to Section 10.11(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrowers shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clause (i) or
(ii) below, to either (i) replace each such non-consenting Lender or Lenders (or, at the option of the Borrowers if the respective Lender's consent is required with respect to LESS than all Tranches of Loans (or related Commitments), to replace only the Commitments and/or Loans of the respective non-consenting Lender that gave rise to the need to obtain such Lender's individual consent) with one or more assignees pursuant to Section 2.20 so long as at the time of such replacement, each such assignee consents to the proposed change, waiver, discharge or termination or (ii) terminate such non-consenting Lender's Commitment (if such Lender's consent is required as a result of its Commitment) and/or repay each Tranche of outstanding Loans of such Lender that gave rise to the need to obtain such Lender's consent and/or cash collateralize its LC Exposure, in accordance with Section 2.05(j); PROVIDED that, unless the Commitments that are terminated and Loans that are repaid pursuant to preceding clause (ii) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (ii), the Required Lenders (determined after giving effect to the proposed action) shall specifically consent thereto; PROVIDED FURTHER that the Borrowers shall not have the right to replace a Lender, terminate its Commitment or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 10.11(a).

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          SECTION 10.12. SURVIVAL. All indemnities set forth herein including, without limitation, in Sections 2.11(g), 2.18, 9.04, 9.07 and 10.01 shall, subject to the provisions of Section 10.17 (to the extent applicable), survive the execution and delivery of this Agreement and the making and repayment of the Loans.

          SECTION 10.13. DOMICILE OF LOANS AND COMMITMENTS. Each Lender may transfer and carry its Loans and/or Commitments at, to or for the account of any branch office, subsidiary or affiliate of such Lender; PROVIDED that no Borrower shall be responsible for increased costs arising under Section 2.16 or 2.18 resulting from any such transfer to the extent such increased costs would not otherwise be applicable to such Lender in the absence of such transfer (although the Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

          SECTION 10.14. CONFIDENTIALITY. (a) Each of the Lenders agrees that it will use its reasonable efforts not to disclose without the prior consent of Holdings (other than to its directors, trustees, employees, officers, auditors, counsel or other professional advisors, to affiliates or to another Lender if the disclosing Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information; PROVIDED that such persons shall be subject to the provisions of this Section 10.14 to the same extent as such Lender) any information with respect to Holdings or any of its Subsidiaries that is furnished by Holdings or any of its Subsidiaries pursuant to this Agreement; PROVIDED that any Lender may disclose any such information (i) that is publicly known at the time of the disclosure or that has become generally available to the public, (ii) as may be required or appropriate (A) in any report, statement or testimony submitted to any Governmental Authority (including the Federal Reserve Board and the Federal Deposit Insurance Corporation and similar organizations (whether in the United States or elsewhere) or their successors) having or claiming to have jurisdiction over such Lender or (B) in connection with any request or requirement of any such regulatory body (including any securities exchange or self-regulatory organization), (iii) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation or other legal process, (iv) to comply with any law, order, regulation or ruling applicable to such Lender, and (v) to any prospective transferee in connection with any contemplated transfer of any of the Notes or any interest therein by such Lender; PROVIDED that such prospective transferee agrees to be bound by this Section 10.14 to the same extent as such Lender.

     (b) Each of Holdings and the Borrowers hereby acknowledges and agrees that each Lender may share with any of its Affiliates any information related to Holdings or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of Holdings and its Subsidiaries); PROVIDED that such Persons shall be subject to the provisions of this Section 10.14 to the same extent as such Lender.

          SECTION 10.15. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

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          SECTION 10.16. REGISTER. Each Borrower hereby designates the
Administrative Agent to serve as such Borrower's agent, solely for purposes of this Section 10.16, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the Principal Amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect any Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of any Commitment of such Lender and the rights to the principal of, and interest on, any Loan shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitment and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 10.04(b), together with a processing and recordation fee of $3,500. Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Commitment and/or Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note, if any, evidencing such Commitment and/or Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender. Each Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature that may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 10.16.

          SECTION 10.17. LIMITATION ON ADDITIONAL AMOUNTS, ETC. Notwithstanding anything to the contrary contained in Section 2.16 or 2.18, unless a Lender gives notice to the US Borrower, the Canadian Borrower or the UK Borrower, as the case may be, that it is obligated to pay an amount under such Section within six months after the later of (a) the date the Lender incurs the respective increased costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or (b) the date such Lender has actual knowledge of its incurrence of the respective increased costs, Taxes, loss, expense or liability, reductions in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the US Borrower, the Canadian Borrower or the UK Borrower, as the case may be, pursuant to said Section 2.16 or 2.18, as the case may be, to the extent of the costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital that are incurred or suffered on or after the date that occurs six months prior to such Lender giving notice to the US Borrower, the Canadian Borrower or the UK Borrower, as the case may be, that it is obligated to pay the respective amounts pursuant to said Section 2.16 or 2.18, as the case may be. This Section 10.17 shall have no applicability to any Section of this Agreement other than said Sections 2.16 and 2.18.

          SECTION 10.18. JUDGMENT CURRENCY. (a) Each Borrower's obligation hereunder and under the other Credit Documents to make payments in US Dollars or, (i) in the case of a Canadian Dollar Revolving Loan or B/A or B/A Equivalent Loan, in Canadian Dollars or (ii) in the case of a Sterling Revolving Loan, in Sterling (in any such case, the "OBLIGATION

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CURRENCY") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the Collateral Agent, the respective Letter of Credit Issuer or the respective Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent, the Collateral Agent, such Letter of Credit Issuer or such Lender under this Agreement or the other Credit Documents. If for the purpose of obtaining or enforcing judgment against any Borrower in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "JUDGMENT CURRENCY") an amount due in the Obligation Currency, the conversion shall be made, at the Canadian Dollar Equivalent or Sterling Equivalent thereof or, in the case of conversions into other currencies, at the rate of exchange quoted by the Administrative Agent, determined, in each case, as of the date immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "JUDGMENT CURRENCY CONVERSION DATE").

     (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, each of the US Borrower, Canadian Borrower and UK Borrower covenants and agrees, to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency that could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

     (c) For purposes of determining any rate of exchange for this Section 10.18, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

          SECTION 10.19. IMMUNITY. To the extent that the Canadian Borrower or UK Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, each of the Canadian Borrower and UK Borrower hereby irrevocably waives such immunity in respect of its obligations hereunder and under the other Credit Documents to which it is a party to the extent permitted by applicable law and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section 10.19 shall be to the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act.

          SECTION 10.20. EXISTING CREDIT AGREEMENT. The rights and obligations of the parties to the Existing Credit Agreement (including with respect to any expenses, fees or other amounts accrued thereunder) with respect to the period prior to the Amendment and Restatement Date shall be governed by the provisions of this Agreement and the documents related hereto, except as provided in
Section 5(d) of the Master Assignment Agreement.

          SECTION 10.21. MASTER ASSIGNMENT AGREEMENT. Each of the parties hereto hereby consents to the sales, assignments, purchases and assumptions provided for in paragraphs (a) and (b) of Section 5 of the Master Assignment Agreement, notwithstanding any

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failure to comply with the requirement of Section 10.04(b) of the Existing
Credit Agreement for the execution of an Assignment and Assumption Agreement, and agrees that each Decreasing Term Lender that is not a Departing Lender and each Increasing Term Lender shall be a party to this Agreement and, to the extent of the interests purchased by such Increasing Term Lender pursuant to such paragraphs or held by such Increasing Term Lender prior to the effectiveness of the Master Assignment Agreement, shall have the rights and obligations of a Term Lender under this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.


                                       SALT HOLDINGS CORPORATION,

                                       by

                                                --------------------------------
                                                Name:
                                                Title:


                                       COMPASS MINERALS GROUP, INC., as
                                       US Borrower,

                                       by

                                                --------------------------------
                                                Name:
                                                Title:


                                       SIFTO CANADA INC., as Canadian  Borrower,

                                       by

                                                --------------------------------
                                                Name:
                                                Title:


                                       SALT UNION LIMITED, as UK Borrower,

                                       by

                                                --------------------------------
                                                Name:
                                                Title:


                                       JPMORGAN CHASE BANK,
                                       as Administrative Agent,

                                       by

                                                --------------------------------
                                                Name:
                                                Title:

                                       J.P. MORGAN BANK CANADA, as
                                       Canadian Agent,

                                       by
                                                --------------------------------
                                                Name:
                                                Title:


                                       CREDIT SUISSE FIRST BOSTON,
                                       individually and as Co-Documentation
                                       Agent,

                                       by

                                                --------------------------------
                                       Name:
                                       Title:


                                       CREDIT LYONNAIS NEW YORK
                                       BRANCH, individually and as Co-
                                       Documentation Agent,

                                       by

                                                --------------------------------
                                       Name:
                                       Title:

                                                       SIGNATURE PAGE
                                                       TO THE AMENDED
                                                       AND RESTATED
                                                       CREDIT AGREEMENT
                                                       DATE AS OF April 10, 2002

                                                 Name of Institution

                                                 JP Morgan Chase Bank

                                                 by

                                                       -------------------------

                                                       Name:

                                                       Title:
--------------------------------------------------------------------------------
                                                       SIGNATURE PAGE
                                                       TO THE AMENDED
                                                       AND RESTATED
                                                       CREDIT AGREEMENT
                                                       DATE AS OF April 10, 2002

                                                 Name of Institution

                                                 Deutsche Bank, AG Canada Branch

                                                 by

                                                       -------------------------

                                                       Name:

                                                       Title:
--------------------------------------------------------------------------------
                                                       SIGNATURE PAGE
                                                       TO THE AMENDED
                                                       AND RESTATED
                                                       CREDIT AGREEMENT
                                                       DATE AS OF April 10, 2002

                                                 Name of Institution

                                                 Credit Suisse First Boston

                                                 by

                                                       -------------------------

                                                       Name:

                                                       Title:

                                                       SIGNATURE PAGE
                                                       TO THE AMENDED
                                                       AND RESTATED
                                                       CREDIT AGREEMENT
                                                       DATE AS OF April 10, 2002

                                                 Name of Institution

                                                 CREDIT LYONNAIS NEW YORK BRANCH


                                                 by

                                                       -------------------------

                                                       Name:

                                                       Title:
--------------------------------------------------------------------------------
                                                       SIGNATURE PAGE
                                                       TO THE AMENDED
                                                       AND RESTATED
                                                       CREDIT AGREEMENT
                                                       DATE AS OF April 10, 2002

                                                 Name of Institution

                                                 Fortis Capital Corp.

                                                 by

                                                       -------------------------

                                                       Name:

                                                       Title:
--------------------------------------------------------------------------------
                                                       SIGNATURE PAGE
                                                       TO THE AMENDED
                                                       AND RESTATED
                                                       CREDIT AGREEMENT
                                                       DATE AS OF April 10, 2002

                                                 Name of Institution

                                                 NATIONWIDE MUTUAL INSURANCE
                                                 COMPANY

                                                 by

                                                       -------------------------

                                                       Name:

                                                       Title:

                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           NATIONWIDE LIFE INSURANCE COMPANY


                                           by

                                                ------------------------------

                                                Name:

                                                Title:
--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           General Electric Capital Corporation

                                           by

                                                ------------------------------

                                                Name:

                                                Title:
--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           Allied Irish Bank

                                           by

                                                ------------------------------

                                                Name:

                                                Title:

                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           AIB Debt Management Ltd.

                                           by

                                                ------------------------------

                                                Name:

                                                Title:
--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           Protective Life Insurance Company

                                           by

                                                --------------------------------

                                                Name:

                                                Title:
--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           Natexis Banques Populaires

                                           by

                                                --------------------------------

                                                Name:

                                                Title:

                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           The Sumitomo Trust & Banking Co.,
                                           Ltd. New York Branch

                                           by

                                                --------------------------------

                                                Name:

                                                Title:
--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           CIT Lending Services Corporation

                                           by

                                                --------------------------------

                                                Name:

                                                Title:
--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           Pinehurst Trading, Inc.

                                           by

                                                --------------------------------

                                                Name:

                                                Title:

                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           Allstate Life Insurance Company

                                           by

                                                --------------------------------

                                                Name:

                                                Title:
--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           AIMCO CLO Series 2001-A

                                           by

                                                --------------------------------

                                                Name:

                                                Title:
--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           Centurion CDO II, Ltd.

                                           by

                                                --------------------------------

                                                Name:

                                                Title:

                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           SEQUILS Centurian V Ltd.

                                           by

                                                --------------------------------

                                                Name:

                                                Title:
--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           KZH Sterling LLC

                                           by

                                                --------------------------------

                                                Name:

                                                Title:
--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           KZH Cypress Tree-1 LLC

                                           by

                                                ------------------------------

                                                Name:

                                                Title:

                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           ARES III CLO Ltd.

                                           by

                                                --------------------------------

                                                Name:

                                                Title:
--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           ARES IV CLO Ltd.

                                           by

                                                --------------------------------

                                                Name:

                                                Title:
-------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           ARES V CLO Ltd.

                                           by

                                                --------------------------------

                                                Name:

                                                Title:

                                                SIGNATURE PAGE
                                                TO THE AMENDED
                                                AND RESTATED
                                                CREDIT AGREEMENT
                                                DATE AS OF April 10, 2002

                                       Name of Institution

                                       Harbour Town Funding Trust

                                       by

                                            ----------------------------------

                                            Name:

                                            Title:
--------------------------------------------------------------------------------
                                                SIGNATURE PAGE
                                                TO THE AMENDED
                                                AND RESTATED
                                                CREDIT AGREEMENT
                                                DATE AS OF April 10, 2002

                                       Name of Institution

                                       Harbour Town Funding LLC

                                       by

                                            ----------------------------------

                                            Name:

                                            Title:
--------------------------------------------------------------------------------
                                                SIGNATURE PAGE
                                                TO THE AMENDED
                                                AND RESTATED
                                                CREDIT AGREEMENT
                                                DATE AS OF April 10, 2002

                                       Name of Institution

                                       Sankaty Advisors, LLC

                                       by

                                            ----------------------------------

                                            Name:

                                            Title:

                                                SIGNATURE PAGE
                                                TO THE AMENDED
                                                AND RESTATED
                                                CREDIT AGREEMENT
                                                DATE AS OF April 10, 2002

                                       Name of Institution

                                       Sankaty High Yield Partners III, L.P.

                                       by

                                            ----------------------------------

                                            Name:

                                            Title:
--------------------------------------------------------------------------------
                                                SIGNATURE PAGE
                                                TO THE AMENDED
                                                AND RESTATED
                                                CREDIT AGREEMENT
                                                DATE AS OF April 10, 2002

                                       Name of Institution

                                       Black Diamond International Funding, Ltd.

                                       by

                                            ----------------------------------

                                            Name:

                                            Title:
--------------------------------------------------------------------------------
                                                SIGNATURE PAGE
                                                TO THE AMENDED
                                                AND RESTATED
                                                CREDIT AGREEMENT
                                                DATE AS OF April 10, 2002

                                       Name of Institution

                                       Black Rock Senior Loan Trust

                                       by

                                            ----------------------------------

                                            Name:

                                            Title:

                                                SIGNATURE PAGE
                                                TO THE AMENDED
                                                AND RESTATED
                                                CREDIT AGREEMENT
                                                DATE AS OF April 10, 2002

                                       Name of Institution

                                       Caisse de Depot et Placement du Quebec

                                       by

                                            ----------------------------------

                                            Name:

                                            Title:
--------------------------------------------------------------------------------
                                                SIGNATURE PAGE
                                                TO THE AMENDED
                                                AND RESTATED
                                                CREDIT AGREEMENT
                                                DATE AS OF April 10, 2002

                                       Name of Institution

                                       Carlyle High Yield Partners III, Ltd.

                                       by

                                            ----------------------------------

                                            Name:

                                            Title:
--------------------------------------------------------------------------------
                                                SIGNATURE PAGE
                                                TO THE AMENDED
                                                AND RESTATED
                                                CREDIT AGREEMENT
                                                DATE AS OF April 10, 2002

                                       Name of Institution

                                       Jupiter Funding Trust

                                       by

                                            ----------------------------------

                                            Name:

                                            Title:

                                                SIGNATURE PAGE
                                                TO THE AMENDED
                                                AND RESTATED
                                                CREDIT AGREEMENT
                                                DATE AS OF April 10, 2002

                                       Name of Institution

                                       Rosemont CLO, Ltd.

                                       by
                                            ----------------------------

                                            Name:

                                            Title:
--------------------------------------------------------------------------------
                                                SIGNATURE PAGE
                                                TO THE AMENDED
                                                AND RESTATED
                                                CREDIT AGREEMENT
                                                DATE AS OF April 10, 2002

                                       Name of Institution

                                       Denali Capital LLC

                                       by

                                            ----------------------------

                                            Name:

                                            Title:
--------------------------------------------------------------------------------
                                                SIGNATURE PAGE
                                                TO THE AMENDED
                                                AND RESTATED
                                                CREDIT AGREEMENT
                                                DATE AS OF April 10, 2002

                                       Name of Institution

                                       Constantinus Eaton Vance CDO V Ltd.

                                       by

                                            ----------------------------

                                            Name:

                                            Title:

                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           Eaton Vance CDO III Ltd.

                                           by

                                                -----------------------------

                                                Name:

                                                Title:
--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           Eaton Vance CDO IV, Ltd.

                                           by

                                                -----------------------------

                                                Name:

                                                Title:
--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           Eaton Vance Institutional Senior
                                           Loan Fund

                                           by

                                                -----------------------------

                                                Name:

                                                Title:

                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           Eaton Vance Senior Income Trust

                                           by

                                                -----------------------------

                                                Name:

                                                Title:
--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           Grayson & Co.

                                           by

                                                -----------------------------

                                                Name:

                                                Title:
--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           Oxford Strategic Income Fund

                                           by

                                                -----------------------------

                                                Name:

                                                Title:

                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           Senior Debt Portfolio

                                           by

                                                -----------------------------

                                                Name:

                                                Title:
--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           Fidelity Advisor Series II

                                           by

                                                -----------------------------

                                                Name:

                                                Title:
--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           Name of Institution

                                           BALLYROCK CDO I Limited

                                           by

                                                -----------------------------

                                                Name:

                                                Title:

                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           KZH WATERSIDE LLC

                                           by

                                                -----------------------------

                                                Name:

                                                Title:

--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           EMERALD ORCHARD LIMITED

                                           by

                                                -----------------------------

                                                Name:

                                                Title:

--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           TRYON CLO Ltd. 2000-1

                                           by

                                                -----------------------------

                                                Name:

                                                Title:

                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           APEX (IDM) CDO, I, Ltd.


                                           by

                                                -----------------------------

                                                Name:

                                                Title:
--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           RIVIERA FUNDING LLC


                                           by

                                                -----------------------------

                                                Name:

                                                Title:
--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           AIM FLOATING RATE FUND


                                           by

                                                -----------------------------

                                                Name:

                                                Title:

                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           AMARA-1 FINANCE, LTD.


                                           by

                                                -------------------------------

                                                Name:

                                                Title:

--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           AVALON CAPITAL LTD.


                                           by

                                                -------------------------------

                                                Name:

                                                Title:

--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           AVALON CAPITAL LTD. 2


                                           by

                                                -------------------------------

                                                Name:

                                                Title:

                                                SIGNATURE PAGE
                                                TO THE AMENDED
                                                AND RESTATED
                                                CREDIT AGREEMENT
                                                DATE AS OF April 10, 2002

                                       CERES II FINANCE LTD.


                                       by

                                           -------------------------------------

                                           Name:

                                           Title:

--------------------------------------------------------------------------------
                                                SIGNATURE PAGE
                                                TO THE AMENDED
                                                AND RESTATED
                                                CREDIT AGREEMENT
                                                DATE AS OF April 10, 2002

                                       CHARTER VIEW PORTFOLIO


                                       by

                                           -------------------------------------

                                           Name:

                                           Title:

--------------------------------------------------------------------------------
                                                SIGNATURE PAGE
                                                TO THE AMENDED
                                                AND RESTATED
                                                CREDIT AGREEMENT
                                                DATE AS OF April 10, 2002

                                       DIVERSIFIED CREDIT PORTFOLIO LTD.


                                       by

                                           -------------------------------------

                                           Name:

                                           Title:

                                           SIGNATURE PAGE
                                           TO THE AMENDED
                                           AND RESTATED
                                           CREDIT AGREEMENT
                                           DATE AS OF April 10, 2002

                                  OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1, LTD.


                                  by

                                     -------------------------------------------

                                     Name:

                                     Title:

--------------------------------------------------------------------------------
                                           SIGNATURE PAGE
                                           TO THE AMENDED
                                           AND RESTATED
                                           CREDIT AGREEMENT
                                           DATE AS OF April 10, 2002

                                  SEQUILS-LIBERTY, LTD.


                                  by

                                     -------------------------------------------

                                     Name:

                                     Title:

--------------------------------------------------------------------------------
                                           SIGNATURE PAGE
                                           TO THE AMENDED
                                           AND RESTATED
                                           CREDIT AGREEMENT
                                           DATE AS OF April 10, 2002

                                  NEMEAN CLO, LTD.


                                  by

                                     -------------------------------------------

                                     Name:

                                     Title:

                                       SIGNATURE PAGE
                                       TO THE AMENDED
                                       AND RESTATED
                                       CREDIT AGREEMENT
                                       DATE AS OF April 10, 2002

                                  ONYX CLO, LTD.


                                  by

                                     -------------------------------------------

                                     Name:

                                     Title:

--------------------------------------------------------------------------------
                                       SIGNATURE PAGE
                                       TO THE AMENDED
                                       AND RESTATED
                                       CREDIT AGREEMENT
                                       DATE AS OF April 10, 2002

                                  KATONAH I, LTD.


                                  by

                                     -------------------------------------------

                                     Name:

                                     Title:
--------------------------------------------------------------------------------
                                       SIGNATURE PAGE
                                       TO THE AMENDED
                                       AND RESTATED
                                       CREDIT AGREEMENT
                                       DATE AS OF April 10, 2002

                                  KATONAH II, LTD.


                                  by

                                     -------------------------------------------

                                     Name:

                                     Title:

                                          SIGNATURE PAGE
                                          TO THE AMENDED
                                          AND RESTATED
                                          CREDIT AGREEMENT
                                          DATE AS OF April 10, 2002

                                  KATONAH III, LTD.


                                  by

                                     -------------------------------------------

                                     Name:

                                     Title:
--------------------------------------------------------------------------------
                                          SIGNATURE PAGE
                                          TO THE AMENDED
                                          AND RESTATED
                                          CREDIT AGREEMENT
                                          DATE AS OF April 10, 2002

                                  METROPOLITAN LIFE INSURANCE COMPANY

                                  by

                                     -------------------------------------------

                                     Name:

                                     Title:
--------------------------------------------------------------------------------
                                          SIGNATURE PAGE
                                          TO THE AMENDED
                                          AND RESTATED
                                          CREDIT AGREEMENT
                                          DATE AS OF April 10, 2002

                                  ELF FUNDING TRUST III,


                                  by

                                     -------------------------------------------

                                     Name:

                                     Title:

                                          SIGNATURE PAGE
                                          TO THE AMENDED
                                          AND RESTATED
                                          CREDIT AGREEMENT
                                          DATE AS OF April 10, 2002

                                  OAK HILL SECURITIES FUND, L.P.


                                  by

                                     -------------------------------------------

                                     Name:

                                     Title:

--------------------------------------------------------------------------------
                                          SIGNATURE PAGE
                                          TO THE AMENDED
                                          AND RESTATED
                                          CREDIT AGREEMENT
                                          DATE AS OF April 10, 2002

                                  OAK HILL SECURITIES FUND II, L.P.


                                  by

                                     -------------------------------------------

                                     Name:

                                     Title:

--------------------------------------------------------------------------------
                                          SIGNATURE PAGE
                                          TO THE AMENDED
                                          AND RESTATED
                                          CREDIT AGREEMENT
                                          DATE AS OF April 10, 2002

                                  OAK HILL CREDIT PARTNERS I, LIMITED


                                  by

                                     -------------------------------------------

                                     Name:

                                     Title:

                                          SIGNATURE PAGE
                                          TO THE AMENDED
                                          AND RESTATED
                                          CREDIT AGREEMENT
                                          DATE AS OF April 10, 2002

                                  OAK HILL CREDIT PARTNERS II, LIMITED


                                  by

                                     -------------------------------------------

                                     Name:

                                     Title:

--------------------------------------------------------------------------------
                                          SIGNATURE PAGE
                                          TO THE AMENDED
                                          AND RESTATED
                                          CREDIT AGREEMENT
                                          DATE AS OF April 10, 2002

                                  CAPTIVA III FINANCE LTD.


                                  by

                                     -------------------------------------------

                                     Name:

                                     Title:
--------------------------------------------------------------------------------
                                          SIGNATURE PAGE
                                          TO THE AMENDED
                                          AND RESTATED
                                          CREDIT AGREEMENT
                                          DATE AS OF April 10, 2002

                                  CAPTIVA IV FINANCE LTD.


                                  by

                                     -------------------------------------------

                                     Name:

                                     Title:

                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           DELANO COMPANY


                                           by

                                                --------------------------

                                                Name:

                                                Title:

--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           JISSEKIKUN FUNDING, LTD.


                                           by

                                                --------------------------

                                                Name:

                                                Title:

--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           SEQUILS-MAGNUM, LTD.


                                           by

                                                --------------------------

                                                Name:

                                                Title:

                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           PPM SHADOW CREEK FUNDING TRUST


                                           by

                                                ----------------------------

                                                Name:

                                                Title:

--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           PPM SPYGLASS FUNDING TRUST


                                           by

                                                ----------------------------

                                                Name:

                                                Title:

--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           PPM SHADOW CREEK FUNDING LLC


                                           by

                                                ----------------------------

                                                Name:

                                                Title:

                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           DRYDEN LEVERAGE LOAN CDO 2002-II


                                           by

                                                ------------------------------

                                                Name:

                                                Title:

--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           PUTNAM DIVERSIFIED INCOME TRUST


                                           by

                                                ------------------------------

                                                Name:

                                                Title:

--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           TCW SELECT LOAN FUND, LIMITED


                                           by

                                                ------------------------------

                                                Name:

                                                Title:

                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           TRAVELERS CORPORATE LOAN FUND INC.


                                           by

                                                ------------------------------

                                                Name:

                                                Title:

--------------------------------------------------------------------------------
                                                    SIGNATURE PAGE
                                                    TO THE AMENDED
                                                    AND RESTATED
                                                    CREDIT AGREEMENT
                                                    DATE AS OF April 10, 2002

                                           COLUMBUS LOAN FUNDING LTD.


                                           by

                                                ------------------------------

                                                Name:

                                                Title: